                                                Filed Pursuant to Rule 424(b)(3)
         Registration No. 333-90467, 333-68779, 333-90487, 333-90475, 333-90485,
                                                                       333-90483



                         MORGAN STANLEY SPECTRUM SERIES
             (FORMERLY, MORGAN STANLEY DEAN WITTER SPECTRUM SERIES)


                      MORGAN STANLEY SPECTRUM SELECT L.P.

                     MORGAN STANLEY SPECTRUM TECHNICAL L.P.

                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.

                  MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

                     MORGAN STANLEY SPECTRUM CURRENCY L.P.

                     MORGAN STANLEY SPECTRUM COMMODITY L.P.

                               ------------------

                                   SUPPLEMENT
                                       TO
                        PROSPECTUS DATED MARCH 23, 2001

    You should read this supplement together with the prospectus dated
March 23, 2001. All page and section references in this supplement relate to the prospectus, except references to pages preceeded by "S-", which relate to this supplement.

                            ------------------------


                             MORGAN STANLEY DW INC.
                The date of this Supplement is December 6, 2001

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Notice to Investors.........................................     S-1

Summary.....................................................     S-2

Risk Factors................................................     S-3

Use of Proceeds.............................................     S-5

The Spectrum Series.........................................     S-6

Selected Financial Data and Selected Quarterly Financial
  Data......................................................    S-11

Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................    S-17

Quantitative and Qualitative Disclosures About Market
  Risk......................................................    S-24

The General Partner.........................................    S-31

The Trading Advisors........................................    S-33

Litigation..................................................    S-45

Where You Can Find More Information.........................    S-45

Potential Advantages........................................    S-47

Supplemental Performance Information........................    S-53

Financial Statements........................................    S-85


                                      (i)

                              NOTICE TO INVESTORS

PARTNERSHIP NAME CHANGES

    On November 1, 2001, Morgan Stanley Dean Witter Spectrum Select L.P. changed its name to Morgan Stanley Spectrum Select L.P., Morgan Stanley Dean Witter Spectrum Technical L.P. changed its name to Morgan Stanley Spectrum Technical L.P., Morgan Stanley Dean Witter Spectrum Strategic L.P. changed its name to Morgan Stanley Spectrum Strategic L.P., Morgan Stanley Dean Witter Spectrum Global Balanced L.P. changed its name to Morgan Stanley Spectrum Global Balanced L.P., Morgan Stanley Dean Witter Spectrum Currency L.P. changed its name to Morgan Stanley Spectrum Currency L.P., and Morgan Stanley Dean Witter Spectrum Commodity L.P. changed its name to Morgan Stanley Spectrum Commodity L.P.

ADDRESS CHANGES

    Effective September 12, 2001, the offices of each partnership and the general partner have relocated to c/o Morgan Stanley Trust Company, Managed Futures Department, Harborside Financial Center, Plaza Two, 7th Floor, Jersey City, New Jersey 07311; telephone (201) 876-4647.

    Effective September 12, 2001, the offices of Morgan Stanley DW Inc., the selling agent and non-clearing commodity broker to each partnership, have relocated to 1585 Broadway, New York, New York 10036.

                                    SUMMARY

    THE FOLLOWING UPDATES AND REPLACES THE BREAK EVEN ANALYSIS CONTAINED ON THE COVER, PAGE 7, AND PAGE 12.

                              BREAK EVEN ANALYSIS

    Following is a table that sets forth the fees and expenses that you would incur on an initial investment of $5,000 in each partnership and the amount that your investment must earn, after taking into account estimated interest income, in order to break even after one year and after more than two years. The fees and expenses applicable to each partnership are described on page 6.

                                                                         SPECTRUM
                                      SPECTRUM   SPECTRUM    SPECTRUM     GLOBAL     SPECTRUM     SPECTRUM
                                       SELECT    TECHNICAL   STRATEGIC   BALANCED    CURRENCY     COMMODITY
                                      --------   ---------   ---------   --------    --------     ---------
                                         $          $           $           $          $            $
Management Fee......................   150.00     137.50      150.00       62.50      100.00       125.00
Brokerage Fee.......................   362.50     362.50      362.50      230.00      230.00       230.00
Less: Interest Income (1)...........  (100.00)   (100.00)    (100.00)    (125.00)    (100.00)     (100.00)
Incentive Fee (2)...................    --         --          --          --          --           --
Redemption Charge (3)...............   102.04     102.04      102.04      102.04      102.04       102.04
Amount of trading profits a
  partnership must earn for you to
  recoup your initial investment at
  the end of one year after paying a
  redemption charge.................   514.54     502.04      514.54      269.54      332.04       357.04
Trading profits as percentage of net
  assets that a partnership must
  earn for you to recoup your
  initial investment at the end of
  one year after paying a redemption
  charge............................    10.29%     10.04%      10.29%       5.39%       6.64%        7.14%
Amount of trading profits a
  partnership must earn each year
  for you to recoup your initial
  investment after two years with no
  redemption charge.................   412.50     400.00      412.50      167.50      230.00       255.00
Trading profits as percentage of net
  assets that a partnership must
  earn each year for you to recoup
  your initial investment after two
  years with no redemption charge...     8.25%      8.00%       8.25%       3.35%       4.60%        5.10%

---------

(1) The partnerships do not directly invest in interest-bearing instruments. Instead, each partnership is paid interest by Morgan Stanley DW at the blended rate Morgan Stanley DW earns on its U.S. Treasury bill investments with all customer segregated funds, as if 80% (100% in the case of Spectrum Global Balanced) of the partnership's average daily net assets for the month were invested at that rate. The rate used in the calculations was estimated based upon current rates of approximately 2.5%. Investors should be aware that the break even analysis will fluctuate as interest rates fluctuate, with the break even percentage declining as interest rates increase or increasing as interest rates decline.

(2) Incentive fees are paid to a trading advisor only on trading profits on the assets of the partnership managed by that trading advisor. Trading profits are determined after deducting all partnership expenses attributable to the partnership assets managed by the trading advisor, other than any extraordinary expenses, and do not include interest income. Therefore, incentive fees will be zero at the partnership's break even point on the assets managed by the trading advisor. Further, there do not need to be trading profits to cover the redemption charge because the interest earned by the partnership during the year will exceed the redemption charge to the investor. Note, however, that because one trading advisor to a partnership could be profitable and earn an incentive fee while the other trading advisors are unprofitable such that the partnership has an overall trading loss, it is possible for a partnership to pay an incentive fee at a time when it has incurred overall losses.

(3) Units redeemed at the end of one year from the date of purchase are generally subject to a 2% redemption charge; after two years there are no redemption charges.

                                  RISK FACTORS

    THE FOLLOWING UPDATES AND REPLACES THE FOLLOWING RISK FACTORS ON PAGES 9-11.

    THE PARTNERSHIPS' TRADING IS HIGHLY LEVERAGED. The trading advisors for each partnership use substantial leverage when trading, which could result in immediate and substantial losses. For example, if 10% of the face value of a contract is deposited as margin for that contract, a 10% decrease in the value of the contract would cause a total loss of the margin deposit. A decrease of more than 10% in the value of the contract would cause a loss greater than the amount of the margin deposit.


    The leverage employed by the partnerships in their trading can vary substantially from month to month and can be significantly higher or lower than the averages set forth below. As an example of the leverage employed by the partnerships, set forth below is the average of the underlying value of each partnership's month-end positions for the period October 2000 through September 2001, compared to the average month-end net assets of the partnership during such period. While the leverage employed on a trade will accentuate the trading profit or loss on that trade, one partnership's overall leverage as compared to another partnership's overall leverage does not necessarily mean that it will be more volatile than the other partnership. This can be seen by a review of the monthly rates of return for the partnerships on pages S-6 to S-10.


                            Spectrum Select                      15.6 times net assets

                            Spectrum Technical                   13.2 times net assets

                            Spectrum Strategic                    8.0 times net assets

                            Spectrum Global Balanced              7.0 times net assets

                            Spectrum Currency                     2.8 times net assets

                            Spectrum Commodity                    1.3 times net assets

    OPTIONS TRADING CAN BE MORE VOLATILE THAN FUTURES TRADING. Each partnership may trade options on futures. Although successful options trading requires many of the same skills as successful futures trading, the risks are different. Successful options trading requires a trader to accurately assess near-term market volatility because that volatility is immediately reflected in the price of outstanding options. Correct assessment of market volatility can therefore be of much greater significance in trading options than it is in many long-term futures strategies where volatility does not have as great an effect on the price of a futures contract.

    During the period October 2000 through September 2001, only Spectrum Strategic and Spectrum Global Balanced engaged in any significant options trading. Solely for the purpose of quantifying Spectrum Strategic's and Spectrum Global Balanced's options trading as compared to their overall trading, the general partner has calculated a margin level for such partnerships' month-end options positions on a futures equivalent basis. During the period October 2000 through September 2001, Spectrum Strategic's average month-end margin level for its options positions was 8.4% of its total average month-end margin requirements for the period and Spectrum Global Balanced's average month-end margin level for its options positions was 14.2% of its total average month-end margin requirements for the period. You should be aware, however, that in the future the other partnerships may engage in significant options trading and the level of Spectrum Strategic's and Spectrum Global Balanced's options trading could vary significantly.

    TRADING ON FOREIGN EXCHANGES PRESENTS GREATER RISKS TO EACH PARTNERSHIP THAN TRADING ON U.S. EXCHANGES.

    - Each partnership trades on exchanges located outside the U.S. Trading on U.S. exchanges is subject to CFTC regulation and oversight, including for example minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and record keeping requirements. Trading on foreign exchanges is not regulated by the CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges and may be less vigorously enforced than regulations in the U.S.

    - Positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

    - A partnership could incur losses when determining the value of its foreign positions in U.S. dollars because of fluctuations in exchange rates.

    Each partnership must deposit margin with respect to the partnership's futures and options contracts on both U.S. exchanges and on foreign exchanges and must deposit margin with respect to its foreign currency forward contracts to assure the partnership's performance on those contracts. Set forth below for each partnership is the average percentage of month-end margin requirements for the period October 2000 through September 2001, that relate to futures and options contracts on foreign exchanges as compared to the partnership's total average month-end margin requirements. This information will provide you with a sense of the magnitude of each partnership's trading on foreign exchanges, and, therefore, the relevance of the risks described in the prior paragraph to each partnership. You should be aware, however, that the percentage of each partnership's margin requirements that relate to positions on foreign exchanges varies from month to month and can be significantly higher or lower than the percentages set forth below.


                                                       %
                                                    --------
Spectrum Select                                       42.6
Spectrum Technical                                    33.9
Spectrum Strategic                                    21.9
Spectrum Global Balanced                              46.9
Spectrum Currency                                        0
Spectrum Commodity                                    15.5


    THE UNREGULATED NATURE OF THE FORWARDS MARKETS CREATES COUNTERPARTY RISKS THAT DO NOT EXIST IN FUTURES TRADING ON EXCHANGES. Unlike futures contracts, forwards contracts are entered into between private parties off an exchange and are not regulated by the CFTC or by any other U.S. government agency. Because forwards contracts are not traded on an exchange, the performance of those contracts is not guaranteed by an exchange or clearinghouse and the partnership is at risk to the ability of the counterparty to the trade to perform on the forwards contract. Because trading in the forwards markets is not regulated, there are no specific standards or regulatory supervision of trade pricing and other trading activities that occur in those markets. Because the partnerships trade forwards contracts in foreign currency with Morgan Stanley, they are at risk to the creditworthiness and trading practices of Morgan Stanley as the counterparty to the trades. Spectrum Commodity will not trade foreign currency forwards.

    Each partnership must deposit margin with respect to the partnership's futures and options contracts on both U.S. exchanges and on foreign exchanges and must deposit margin with respect to its foreign currency forward contracts to assure the partnerships' performance on those contracts. Set forth below for each partnership is the average percentage of month-end margin requirements for the period October 2000 through September 2001 that relate to forwards contracts as compared to the partnership's total average month-end margin requirements. This information will provide you with a sense of the magnitude of each partnership's trading in the forwards contracts markets as compared to its trading of futures and options contracts on regulated exchanges, and, therefore, the relevance of the risks described in the prior paragraphs to each partnership. You should be aware that the percentage of each partnership's margin requirements that relate to forwards contracts varies from month to month and can be significantly higher or lower than the percentages set forth below.

                                                       %
                                                    --------
Spectrum Select                                       10.5
Spectrum Technical                                    16.4
Spectrum Strategic                                     0.0
Spectrum Global Balanced                               4.6
Spectrum Currency                                    100.0
Spectrum Commodity                                     N/A

                                USE OF PROCEEDS

    THE FOLLOWING UPDATES AND REPLACES THE TABLE PRESENTED ON PAGE 27.

    At each monthly closing, the trading advisors for each partnership are currently allocated the net proceeds from additional investments received by that partnership, and redemptions from that partnership are allocated to them, in the following proportions:


                                                                    PERCENTAGE OF NET
                                                                   ASSETS ALLOCATED TO
                                                                      EACH TRADING
                                                                      ADVISOR AS OF
SPECTRUM SELECT                          ADDITIONS   REDEMPTIONS   SEPTEMBER 30, 2001
---------------                          ---------   -----------   -------------------
                                             %            %                 %
  EMC Capital Management, Inc..........       0            0                 17
  Northfield Trading L.P...............      33 1/3       33 1/3             14
  Rabar Market Research, Inc...........      33 1/3       33 1/3             31
  Sunrise Capital Management, Inc......      33 1/3       33 1/3             38

SPECTRUM TECHNICAL
---------------------------------------
  Campbell & Company, Inc..............      33 1/3       25                 32
  Chesapeake Capital Corporation.......      33 1/3       25                 23
  John W. Henry & Company, Inc.
    Original Investment Program........      16 2/3       25                 18
    Financial and Metals Portfolio.....      16 2/3       25                 27

SPECTRUM STRATEGIC
---------------------------------------
  Allied Irish Capital Management,
    Ltd................................      50           50                 36
  Blenheim Capital Management, L.L.C...       0            0                 34
  Eclipse Capital Management, Inc......      50           50                 30

SPECTRUM GLOBAL BALANCED
---------------------------------------
  RXR, Inc.............................     100          100                100

SPECTRUM CURRENCY
---------------------------------------
  John W. Henry & Company, Inc.........      50           50                 53
  Sunrise Capital Partners, LLC........      50           50                 47

SPECTRUM COMMODITY
---------------------------------------
  Morgan Stanley Commodities Manage-
    ment Inc...........................     100          100                100

                              THE SPECTRUM SERIES

    THE FOLLOWING UPDATES AND REPLACES THE TABLE UNDER THE SUB-CAPTION "--GENERAL" ON PAGE 29.


    Following is a summary of information relating to the sale of units of each partnership through September 30, 2001:



                                                                                                   NUMBER       NET
                                                                      TOTAL          GENERAL         OF        ASSET
                                    UNITS        UNITS AVAILABLE     PROCEEDS        PARTNER       LIMITED     VALUE
                                     SOLD           FOR SALE         RECEIVED     CONTRIBUTIONS   PARTNERS    PER UNIT
                                --------------   ---------------   ------------   -------------   ---------   --------
                                                                        $               $                        $
Spectrum Select*..............  20,598,858.315    5,015,108.785    336,509,603      1,680,000      17,597      25.95
Spectrum Technical............  26,441,940.744    6,558,059.256    358,601,493      2,511,984      24,818      16.38
Spectrum Strategic............  11,833,918.529    7,166,081.471    130,211,115        831,000      10,279      10.31
Spectrum Global Balanced......   5,655,037.274    5,344,962.726     77,791,460        533,234       7,178      15.64
Spectrum Currency.............   3,347,470.947    8,652,529.053     36,497,708      1,751,645       3,349      11.18
Spectrum Commodity............   4,686,528.914    6,508,964.718     44,762,698        430,000       2,249       5.90


---------

* The number of units sold has been adjusted to reflect a 100-for-1 unit conversion that took place on June 1, 1998, when Spectrum Select became part of the Spectrum Series of partnerships.


    THE FOLLOWING UPDATES, THROUGH SEPTEMBER 30, 2001, AND REPLACES THE PERFORMANCE CAPSULES UNDER THE SUB-CAPTION "--PERFORMANCE RECORDS" BEGINNING ON PAGE 33.



                                                                       CAPSULE I



                         PERFORMANCE OF SPECTRUM SELECT



Type of pool: publicly-offered fund


Inception of trading: August 1991


Aggregate subscriptions: $338,189,603


Current capitalization: $253,038,209


Current net asset value per unit: $25.95


Worst monthly % drawdown past five years: (12.11)% (February 1996)


Worst monthly % drawdown since inception: (13.72)% (January 1992)


Worst month-end peak-to-valley drawdown past five years: (26.78)% (15 months, June 1995-August 1996)


Worst month-end peak-to-valley drawdown since inception: (26.78)% (15 months, June 1995-August 1996)


Cumulative return since inception: 159.50%



                                                                 MONTHLY PERFORMANCE
                              ------------------------------------------------------------------------------------------
MONTH                           2001     2000    1999    1998    1997    1996    1995    1994    1993    1992     1991
-----                           ----     ----    ----    ----    ----    ----    ----    ----    ----    ----     ----
                                 %        %       %       %       %       %       %       %       %       %        %
January.....................    1.36     2.86   (2.90)   0.87    3.93    (0.38)  (8.13) (11.67)  0.31   (13.72)
February....................    1.93    (2.17)   5.45    2.16    4.75   (12.11)   9.61   (6.79) 14.84    (6.09)
March.......................    7.27    (2.08)  (2.50)   0.23    0.31    (0.22)  20.58   12.57  (0.59)   (3.91)
April.......................   (6.93)   (3.78)   3.70   (6.72)  (5.46)    4.07    9.06   (0.95) 10.35    (1.86)
May.........................   (0.53)    1.58   (4.38)   1.79   (1.18)   (3.65)  11.08    6.84   1.95    (1.42)
June........................   (1.78)   (4.44)   0.34    0.93    0.16     1.37   (1.70)  10.30   0.21     7.19
July........................   (0.13)   (2.42)  (4.40)  (0.97)   9.74    (1.44) (10.61)  (4.91) 13.90    10.72
August......................    2.53     4.71   (0.44)  19.19   (6.22)   (0.46)  (4.81)  (6.95) (0.95)    6.69   (6.20)
September...................    6.70    (1.84)   1.69    6.24    0.93     3.34   (7.76)   1.25  (4.13)   (5.24)   6.32
October.....................             0.44   (8.39)  (5.14)  (3.77)   13.30   (3.35)  (4.78) (4.97)   (3.17)  (2.28)
November....................             6.47    3.29   (4.16)   0.62     6.76    1.37    5.68  (1.30)    1.39   (2.93)
December....................             8.52    1.62    1.19    3.35    (3.36)  11.19   (2.72)  8.14    (3.58)  38.67
Compound Annual/
  Period Rate of Return.....   10.10     7.14   (7.56)  14.15    6.22     5.27   23.63   (5.13) 41.63   (14.45)  31.18
                                (9                                                                                (5
                              months)                                                                           months)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                      CAPSULE II

                       PERFORMANCE OF SPECTRUM TECHNICAL

Type of pool: publicly-offered fund
Inception of trading: November 1994

Aggregate subscriptions: $361,113,477


Current capitalization: $277,617,079


Current net asset value per unit: $16.38

Worst monthly % drawdown past five years: (11.10)% (April 2001)
Worst monthly % drawdown since inception: (11.10)% (April 2001)
Worst month-end peak-to-valley drawdown past five years: (24.32)% (17 months, May 1999-September 2000)
Worst month-end peak-to-valley drawdown since inception: (24.32)% (17 months, May 1999-September 2000)

Cumulative return since inception: 63.80%



                                                         MONTHLY PERFORMANCE
                            -----------------------------------------------------------------------------
MONTH                          2001       2000     1999     1998     1997     1996     1995       1994
-----                          ----       ----     ----     ----     ----     ----     ----       ----
                                %          %        %        %        %        %        %          %
January...................     (0.81)     1.21    (4.96)   (1.16)    3.67     4.78    (1.84)
February..................      1.94     (1.19)    2.48     0.41     1.13    (6.39)    5.10
March.....................     11.38     (1.54)   (2.48)    1.31    (1.82)    1.24    10.21
April.....................    (11.10)    (4.02)    7.18    (4.62)   (2.93)    4.82     3.60
May.......................     (0.37)    (0.43)   (5.00)    3.28    (3.75)   (3.84)    0.69
June......................     (3.62)    (2.78)    5.13    (1.10)    0.69     3.21    (1.12)
July......................     (3.36)    (3.96)   (3.90)   (0.98)    9.33    (4.80)   (2.44)
August....................      1.34      3.74     0.95    10.29    (5.97)   (0.35)   (0.63)
September.................      8.19     (8.61)   (1.51)    4.35     1.85     5.50    (3.33)
October...................                2.90    (9.96)   (0.73)    0.36     9.92    (0.09)
November..................               12.28     1.84    (6.17)    1.01     8.34     0.93      (0.90)
December..................               12.06     3.83     5.98     4.57    (3.88)    6.09      (1.31)
Compound Annual/
  Period Rate of Return...      1.87      7.85    (7.51)   10.18     7.49    18.35    17.59      (2.20)
                            (9 months)                                                         (2 months)


                                                                     CAPSULE III

                       PERFORMANCE OF SPECTRUM STRATEGIC


Type of pool: publicly-offered fund
Inception of trading: November 1994
Aggregate subscriptions: $131,042,115
Current capitalization: $69,855,388
Current net asset value per unit: $10.31
Worst monthly % drawdown past five years: (18.47)% (February 2000)
Worst monthly % drawdown since inception: (18.47)% (February 2000)
Worst month-end peak-to-valley drawdown past five years: (43.28)% (10 months, January 2000-October 2000)
Worst month-end peak-to-valley drawdown since inception: (43.28)% (10 months, January 2000-October 2000)
Cumulative return since inception: 3.10%



                                                                       MONTHLY PERFORMANCE
                                          -----------------------------------------------------------------------------
MONTH                                        2001       2000     1999     1998     1997     1996     1995       1994
-----                                        ----       ----     ----     ----     ----     ----     ----       ----
                                              %          %        %        %        %        %        %          %
January.................................    (0.94)      (1.96)   (3.55)    5.32   (0.66)     3.71   (3.50)
February................................     0.48      (18.47)   11.76    (3.37)  10.09    (10.29)   1.45
March...................................     1.04       (2.05)   (3.45)    0.37    6.77     (0.97)   7.86
April...................................    (1.69)     (10.15)    2.00   (11.06)  (6.90)     6.08    0.00
May.....................................    (0.10)      10.13   (13.38)   (7.40)   0.78     (3.05)  (0.66)
June....................................    (3.34)      (7.82)   21.85    (0.89)  (1.63)    (2.86)  (6.38)
July....................................    (1.38)       3.71    (1.00)   (5.26)   7.65     (4.91)  (0.81)
August..................................    (0.60)      (8.26)    5.31    11.82   (4.93)     1.14    4.00
September...............................     3.83      (10.40)   13.27    19.03   (6.03)     5.11   (0.39)
October.................................                (6.84)   (9.55)    8.44   (6.24)     2.92    0.30
November................................                 6.56     4.85    (7.94)  (2.22)     3.49    2.76       0.10
December................................                10.75     9.39     2.76    5.62     (2.65)   6.24       0.00
Compound Annual/
  Period Rate of Return.................    (2.83)     (33.06)   37.23     7.84    0.37     (3.53)  10.49       0.10
                                          (9 months)                                                         (2 months)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                      CAPSULE IV

                    PERFORMANCE OF SPECTRUM GLOBAL BALANCED


Type of pool: publicly-offered fund
Inception of trading: November 1994
Aggregate subscriptions: $78,324,694
Current capitalization: $55,926,427
Current net asset value per unit: $15.64
Worst monthly % drawdown past five years: (7.92)% (February 1996)
Worst monthly % drawdown since inception: (7.92)% (February 1996)
Worst month-end peak-to-valley drawdown past five years: (10.64)% (4 months, February 1996-May 1996)
Worst month-end peak-to-valley drawdown since inception: (10.64)% (4 months, February 1996-May 1996)
Cumulative return since inception: 56.40%



                                                                  MONTHLY PERFORMANCE
                                 --------------------------------------------------------------------------------------
MONTH                               2001      2000      1999       1998       1997       1996       1995        1994
-----                               ----      ----      ----       ----       ----       ----       ----        ----
                                     %          %        %          %          %          %          %           %
January........................     0.55      (0.93)   (0.06)      2.25       3.35       0.41       1.32
February.......................    (3.36)      0.94    (0.06)      1.49       3.16      (7.92)      4.62
March..........................     2.91       3.10     0.00       2.24      (2.50)     (1.08)      2.88
April..........................    (0.31)     (4.57)    4.13      (1.78)     (1.65)      1.27       2.15
May............................     0.25      (1.32)   (4.99)     (0.35)      1.68      (3.13)      4.38
June...........................    (3.08)     (0.26)    2.28       0.00       3.64       0.46       0.79
July...........................     0.00      (2.18)   (1.67)     (1.19)     11.89       0.83      (1.39)
August.........................     0.51       3.01    (0.19)      2.55      (5.92)     (0.82)     (1.41)
September......................    (1.20)     (3.94)   (0.50)      5.11       3.26       2.30       1.61
October........................                2.25    (1.77)      1.18      (1.69)      3.77       0.26
November.......................               (0.52)    1.93       2.66      (0.37)      4.76       2.72       (0.50)
December.......................                5.79     1.96       1.27       3.07      (3.88)      2.99       (1.21)
Compound Annual/
  Period Rate of Return........    (3.81)      0.87     0.75      16.36      18.23      (3.65)     22.79       (1.70)
                                 (9 months)                                                                  (2 months)


                                                                       CAPSULE V

                        PERFORMANCE OF SPECTRUM CURRENCY

Type of pool: publicly-offered fund

Inception of trading: July 3, 2000


Aggregate subscriptions: $38,249,352



Current capitalization: $36,193,283



Current net asset value per unit: $11.18


Worst monthly % drawdown: (5.91)% (July 2001)

Worst month-end peak-to-valley drawdown: (7.52)% (2 months, June 2001-July 2001)


Cumulative return since inception: 11.80%



                MONTHLY PERFORMANCE
              -----------------------
MONTH            2001         2000
-----            ----         ----
                  %            %
January.....    (1.07)
February....    (1.36)
March.......     8.44
April.......    (2.88)
May.........     1.92
June........    (1.71)
July........    (5.91)        0.60
August......     2.40         0.40
September...     0.90         1.39
October.....                  7.32
November....                 (1.64)
December....                  3.30
Compound
  Annual/
  Period
    Rate of
   Return...     0.09        11.70
              (9 months)   (6 months)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                     CAPSULE V-A

                         PERFORMANCE OF CORNERSTONE IV


Type of pool: publicly-offered fund
Inception of trading: May 1987
Aggregate subscriptions: $168,114,264
Current capitalization: $95,087,819
Current net asset value per unit: $5,466.39
Worst monthly % drawdown past five years: (6.45)% (July 2001)
Worst monthly % drawdown since inception: (21.04)% (September 1989)
Worst month-end peak-to-valley past five years: (12.60)% (12 months, November 1998-October 1999)
Worst month-end peak-to-valley since inception: (45.21)% (3 months, July 1989-September 1989)
Cumulative return since inception: 460.66%


                                                                  MONTHLY PERFORMANCE
                      -----------------------------------------------------------------------------------------------------------
MONTH                    2001       2000      1999       1998       1997       1996       1995       1994       1993       1992
-----                    ----       ----      ----       ----       ----       ----       ----       ----       ----       ----
                          %          %         %          %          %          %          %          %          %          %
January..............    (0.92)      1.52     (2.37)     (1.58)      5.34       3.19      (7.65)     (1.12)     (5.29)     (9.64)
February.............    (1.14)     (1.70)     0.84      (3.16)      6.55      (5.78)      6.27      (2.75)     12.92      (7.40)
March................     9.18      (0.55)     2.23       2.51       1.45       2.80      27.02       0.29      (2.55)      1.60
April................    (2.34)      6.91      1.19      (3.43)      1.23       2.97       2.39      (3.19)      0.03      (6.40)
May..................     1.62      (0.12)    (1.37)      4.89      (5.54)      1.19      (4.83)     (3.65)      3.95       2.71
June.................    (1.68)     (4.60)    (0.67)     11.31       1.36      (0.23)     (0.62)      6.72       0.92      15.10
July.................    (6.45)      0.40     (5.28)      0.38       8.45      (3.51)     (1.06)     (4.21)      5.87       7.47
August...............     2.86       0.38      1.27       0.78       2.68      (2.69)      5.49      (3.57)     (5.57)     17.25
September............     1.31       1.45      2.39      (3.11)      0.45       0.32      (0.06)      1.66      (2.10)     (4.21)
October..............                9.06     (3.77)      4.87       3.12       8.80       0.74       4.93      (7.48)     (0.99)
November.............               (1.20)     5.29      (4.24)      4.15       4.25      (2.57)     (6.82)     (7.50)      0.60
December.............                3.01     (0.42)     (1.49)      4.38       1.76      (0.52)     (2.73)     (0.78)     (2.40)
Compound Annual/
  Period Rate of
    Return...........     1.73      14.74     (1.13)      6.80      38.41      12.97      22.96     (14.27)     (9.12)     10.37
                      (9 months)

                                        MONTHLY PERFORMANCE
                       ------------------------------------------------------
MONTH                    1991       1990       1989       1988        1987
-----                    ----       ----       ----       ----        ----
                          %          %          %          %           %
January..............   (10.12)      3.15      15.70     (18.14)
February.............    (6.91)      1.37     (14.66)      0.93
March................    26.00       6.09       3.41       5.07
April................     1.83       3.01       1.84       3.41
May..................     1.24      (8.53)     12.56      25.38      (11.20)
June.................     9.45      12.26       0.01      12.95       (0.75)
July.................    (9.47)     23.25     (14.85)      6.93       (2.24)
August...............    (8.50)      8.65     (18.51)      3.90      (12.61)
September............     6.69      (3.02)    (21.04)     (4.54)      (0.56)
October..............    (5.29)     11.07       4.47       1.55       13.71
November.............     5.26      (1.11)     11.40       8.72       11.80
December.............    27.40      (5.74)     14.97      (7.83)      13.39
Compound Annual/
  Period Rate of
    Return...........    33.52      57.77     (14.12)     37.51       10.61
                                                                   (8 months)


                                                                     CAPSULE V-B

                    PRO FORMA PERFORMANCE OF CORNERSTONE IV

Worst monthly % drawdown past five years: (6.52)% (July 2001)

Worst monthly % drawdown since inception: (20.25)% (January 1988)

Worst month-end peak-to-valley drawdown past five years: (11.04)% (12 months, September 1998-October 1999)

Worst month-end peak-to-valley drawdown since inception: (46.06)% (3 months, July 1989-September 1989)


Cumulative return since inception: 262.48%


                                                                  MONTHLY PERFORMANCE
                      -----------------------------------------------------------------------------------------------------------
MONTH                    2001       2000      1999       1998       1997       1996       1995       1994       1993       1992
-----                    ----       ----      ----       ----       ----       ----       ----       ----       ----       ----
                          %          %         %          %          %          %          %          %          %          %
January..............    (1.40)      1.65     (2.94)     (1.79)      5.03       3.24      (7.40)     (1.07)     (6.01)    (11.18)
February.............    (1.63)     (1.83)     0.81      (4.00)      5.16      (5.75)      6.37      (2.55)     14.13      (8.51)
March................     9.76      (0.44)     2.62       2.82       0.05       2.76      26.63       0.54      (3.05)      2.13
April................    (3.03)      6.82      1.26      (4.19)      0.86       3.13       1.97      (3.15)      0.11      (6.35)
May..................     1.71      (0.28)    (1.76)      5.36      (5.52)      1.19      (4.93)     (3.64)      3.81       3.21
June.................    (1.61)     (4.60)    (0.51)     11.07       1.40      (0.12)     (0.77)      7.06       0.31      17.76
July.................    (6.52)      0.27     (5.23)      0.04       7.64      (3.47)     (1.21)     (4.18)      5.57       7.82
August...............     2.77       0.30      1.21       0.34       1.37      (2.67)      5.48      (3.47)     (6.60)     15.49
September............     1.42       1.55      2.54      (3.77)     (0.93)      0.58      (0.14)      1.78      (1.91)     (7.67)
October..............                9.50     (3.83)      5.17       2.48       8.95       0.54       4.99      (7.18)     (1.24)
November.............               (1.67)     5.16      (5.22)      3.29       4.22      (2.74)     (6.67)     (7.11)      0.63
December.............                3.52     (0.18)     (1.90)      2.74       1.86      (0.66)     (2.66)     (0.49)     (2.62)
Compound Annual/
  Period Rate of
  Return.............     0.66      14.93     (1.33)      2.67      25.53      13.91      21.28     (13.04)    (10.03)      5.11
                      (9 months)

                                        MONTHLY PERFORMANCE
                       ------------------------------------------------------
MONTH                    1991       1990       1989       1988        1987
-----                    ----       ----       ----       ----        ----
                          %          %          %          %           %
January..............   (10.90)      3.65      15.33     (20.25)
February.............    (6.64)      1.37     (17.52)      1.06
March................    27.47       5.86       3.31       5.89
April................     1.60       2.95       1.70       3.86
May..................     0.83      (7.87)     12.46      26.84      (10.59)
June.................     8.64      12.82      (1.97)      9.80       (0.25)
July.................   (10.84)     21.34     (14.34)      6.55       (1.99)
August...............    (8.24)      6.47     (17.71)      2.29      (12.15)
September............     7.10      (6.30)    (19.90)     (6.28)      (0.17)
October..............    (4.95)     10.59       4.94       1.70       13.69
November.............     5.45      (3.30)     11.67       8.11       10.51
December.............    28.00      (7.17)     15.75      (9.32)      11.86
Compound Annual/
  Period Rate of
  Return.............    32.66      43.03     (15.61)     25.71        7.74
                                                                   (8 months)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                      CAPSULE VI

                       PERFORMANCE OF SPECTRUM COMMODITY


Type of pool: publicly-offered fund
Inception of trading: January 2, 1998
Aggregate subscriptions: $45,192,698
Current capitalization: $13,581,410
Current net asset value per unit: $5.90
Worst monthly % drawdown: (9.09)% (November 1998)
Worst month-end peak-to-valley drawdown: (38.59)% (13 Months, February 1998-February 1999)
Cumulative return since inception: (41.00)%



                                                                      MONTHLY PERFORMANCE
                                                             -------------------------------------
MONTH                                                           2001       2000     1999     1998
-----                                                           ----       ----     ----     ----
                                                                 %          %        %        %
January....................................................     (4.20)     3.02    (1.52)     1.30
February...................................................     (1.20)    (3.19)   (3.86)    (5.92)
March......................................................     (7.00)     0.79     8.68      0.10
April......................................................      0.87     (3.01)    2.37     (2.41)
May........................................................     (3.73)     4.31    (5.92)    (6.87)
June.......................................................     (4.32)    (0.90)    4.45     (3.23)
July.......................................................     (0.31)    (3.65)    0.44     (6.44)
August.....................................................     (2.81)     4.74     6.15     (7.90)
September..................................................     (5.14)    (0.52)    4.55      7.19
October....................................................               (2.86)   (2.77)    (3.48)
November...................................................                3.74     0.54     (9.09)
December...................................................                1.16     2.70     (3.38)
Compound Annual/
 Period Rate of Return.....................................    (24.84)     3.15    15.83    (34.30)
                                                             (9 months)


    THE FOLLOWING REPLACES THE INFORMATION UNDER THE SUB-CAPTION "--AVAILABILITY OF EXCHANGE ACT REPORTS" ON PAGE 38.

    The partnerships are required to file periodic reports with the SEC, such as annual and quarterly reports and proxy statements. You may read any of these filed documents, or obtain copies by paying prescribed charges, at the SEC's public reference rooms located at 450 Fifth Street, N.W., Room 1024,
Washington, D.C. 20549, 233 Broadway, New York, New York 10279, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The partnerships' SEC filings are also available to the public from the SEC's Web site at "http://www.sec.gov." Their SEC file numbers are 0-19511 (Spectrum Select), 0-26338 (Spectrum Technical), 0-26280 (Spectrum Strategic), 0-26340 (Spectrum Global Balanced), 0-31563 (Spectrum Currency), and 0-24035 (Spectrum Commodity).

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            SELECTED FINANCIAL DATA
                     AND SELECTED QUARTERLY FINANCIAL DATA

    THE FOLLOWING UPDATES AND REPLACES THE INFORMATION CONTAINED ON
PAGES 39-44.

                                SPECTRUM SELECT
SELECTED FINANCIAL DATA

                                  FOR THE NINE MONTHS
                                  ENDED SEPTEMBER 30,                    FOR THE YEARS ENDED DECEMBER 31,
                                ------------------------  ---------------------------------------------------------------
                                   2001         2000         2000         1999         1998         1997         1996
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                     $            $            $            $            $            $            $
                                (UNAUDITED)  (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                       39,633,323    1,133,230    6,845,291   (1,351,849)  36,087,729   15,940,851   26,876,393
  Net change in unrealized       (3,743,587)  (8,830,498)  18,665,233   (1,547,990)  (1,192,107)   3,149,167  (10,950,217)
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total Trading Results        35,889,736   (7,697,268)  25,510,524   (2,899,839)  34,895,622   19,090,018   15,926,176
Interest income (Morgan
 Stanley DW)                      6,120,690    7,045,029    9,573,095    7,678,789    6,883,110    7,405,511    6,120,347
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total                        42,010,426     (652,239)  35,083,619    4,778,950   41,778,732   26,495,529   22,046,523
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES
Brokerage fees (Morgan Stanley
 DW)                             12,579,812   11,155,768   14,706,945   15,188,479   11,360,166    9,777,851   10,641,478
Management fees                   5,205,437    4,616,177    6,085,629    6,284,885    5,202,158    5,239,533    4,583,197
Incentive fees                    1,435,897      --           --           --         1,832,021       49,989      175,796
Transaction fees and costs          --           --           --           --           625,327    1,370,439    1,104,011
Administrative expenses             --           --           --           --            64,000      114,000      128,000
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total                        19,221,146   15,771,945   20,792,574   21,473,364   19,083,672   16,551,812   16,632,482
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET INCOME (LOSS)                22,789,280  (16,424,184)  14,291,045  (16,694,414)  22,695,060    9,943,717    5,414,041
                                ===========  ===========  ===========  ===========  ===========  ===========  ===========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                 22,532,942  (16,196,964)  14,165,099  (16,455,697)  22,302,202    9,781,168    5,283,411
General Partner                     256,338     (227,220)     125,946     (238,717)     392,858      162,549      130,630
NET INCOME (LOSS) PER UNIT:
Limited Partners                       2.38        (1.69)        1.57        (1.80)        2.95         1.22          .98
General Partner                        2.38        (1.69)        1.57        (1.80)        2.95         1.22          .98
TOTAL ASSETS AT END OF PERIOD   257,551,453  196,474,484  224,581,554  219,366,812  202,668,038  169,541,807  167,588,012
TOTAL NET ASSETS AT END OF
 PERIOD                         253,096,583  191,895,418  220,729,969  213,805,674  200,082,516  166,773,321  163,786,285
NET ASSET VALUE PER UNIT AT
 END OF PERIOD
Limited Partners                      25.95        20.31        23.57        22.00        23.80        20.85        19.62
General Partner                       25.95        20.31        23.57        22.00        23.80        20.85        19.62

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                 NET INCOME
                                                                                                 (LOSS) PER
                                                                                 NET          UNIT OF LIMITED
QUARTER ENDED                                                  REVENUE      INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                ------------   -------------   --------------------
2001
March 31                                                     $ 30,525,016   $ 24,046,834           $ 2.55
June 30                                                       (16,536,822)   (22,611,942)           (2.37)
September 30                                                   28,022,232     21,354,388             2.20
                                                             ------------   ------------           ------
Total                                                        $ 42,010,426   $ 22,789,280           $ 2.38
                                                             ============   ============           ======
2000
March 31                                                     $  2,404,979   $ (3,137,046)          $(0.32)
June 30                                                        (8,520,028)   (13,799,338)           (1.43)
September 30                                                    5,462,810        512,200             0.06
December 31                                                    35,735,858     30,715,229             3.26
                                                             ------------   ------------           ------
Total                                                        $ 35,083,619   $ 14,291,045           $ 1.57
                                                             ============   ============           ======
1999
March 31                                                     $  4,868,442   $   (311,140)          $(0.04)
June 30                                                         4,296,288     (1,124,247)           (0.12)
September 30                                                   (1,323,973)    (6,757,813)           (0.76)
December 31                                                    (3,061,807)    (8,501,214)           (0.88)
                                                             ------------   ------------           ------
Total                                                        $  4,778,950   $(16,694,414)          $(1.80)
                                                             ============   ============           ======

                               SPECTRUM TECHNICAL

SELECTED FINANCIAL DATA

                             FOR THE NINE MONTHS
                             ENDED SEPTEMBER 30,                    FOR THE YEARS ENDED DECEMBER 31,
                           ------------------------  ---------------------------------------------------------------
                              2001         2000         2000         1999         1998         1997         1996
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                $            $            $            $            $            $            $
                           (UNAUDITED)  (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                  34,925,069   (3,600,848)  12,255,064      726,179   35,224,194   13,777,460   26,334,748
  Net change in
    unrealized             (14,890,135) (27,543,746)  22,006,013     (872,972)   6,612,556    9,762,823   (1,552,659)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total Trading Results   20,034,934  (31,144,594)  34,261,077     (146,793)  41,836,750   23,540,283   24,782,089
Interest income (Morgan
  Stanley DW)                7,150,672    8,652,795   11,613,896    9,593,178    8,103,423    5,987,304    3,242,977
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total                   27,185,606  (22,491,799)  45,874,973    9,446,385   49,940,173   29,527,587   28,025,066
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES
Brokerage fees (Morgan
  Stanley DW)               14,600,175   13,766,107   17,835,223   19,176,380   15,543,787   11,617,770    6,997,531
Management fees              5,592,698    7,595,092    9,595,464   10,580,071    8,403,764    5,832,758    3,273,649
Incentive fees               1,630,613       54,486      166,085      430,097    3,191,252      369,975    1,852,569
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total                   21,823,486   21,415,685   27,596,772   30,186,548   27,138,803   17,820,503   12,123,749
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET INCOME (LOSS)            5,362,120  (43,907,484)  18,278,201  (20,740,163)  22,801,370   11,707,084   15,901,317
                           ===========  ===========  ===========  ===========  ===========  ===========  ===========
NET INCOME (LOSS)
  ALLOCATION:
Limited Partners             5,305,035  (43,432,140)  18,053,408  (20,531,494)  22,571,217   11,589,197   15,737,852
General Partner                 57,085     (475,344)     224,793     (208,669)     230,153      117,887      163,465
NET INCOME (LOSS) PER
  UNIT:
Limited Partners                  0.30        (2.49)        1.17        (1.21)        1.49         1.02         2.11
General Partner                   0.30        (2.49)        1.17        (1.21)        1.49         1.02         2.11
TOTAL ASSETS AT END OF
  PERIOD                   282,329,131  219,996,822  273,695,028  274,233,195  258,673,911  184,769,817  114,822,056
TOTAL NET ASSETS AT END
  OF PERIOD                277,624,678  214,078,652  268,133,092  268,755,718  255,101,434  181,950,507  112,985,629
NET ASSET VALUE PER UNIT
  AT END OF PERIOD
Limited Partners                 16.38        12.42        16.08        14.91        16.12        14.63        13.61
General Partner                  16.38        12.42        16.08        14.91        16.12        14.63        13.61

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                 NET INCOME
                                                                                                 (LOSS) PER
                                                                                 NET          UNIT OF LIMITED
QUARTER ENDED                                                  REVENUE      INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                ------------   -------------   --------------------
2001
March 31                                                     $ 42,238,835   $ 33,867,655           $ 2.03
June 30                                                       (37,165,746)   (44,181,065)           (2.65)
September 30                                                   22,112,517     15,675,530             0.92
                                                             ------------   ------------           ------
Total                                                        $ 27,185,606   $  5,362,120           $ 0.30
                                                             ============   ============           ======

2000
March 31                                                     $  3,465,946   $ (4,179,439)          $(0.23)
June 30                                                       (11,310,849)   (18,459,271)           (1.04)
September 30                                                  (14,646,896)   (21,268,774)           (1.22)
December 31                                                    68,366,772     62,185,685             3.66
                                                             ------------   ------------           ------
Total                                                        $ 45,874,973   $ 18,278,201           $ 1.17
                                                             ============   ============           ======

1999
March 31                                                     $ (5,812,374)  $(12,927,525)          $(0.81)
June 30                                                        25,782,426     17,956,584             1.08
September 30                                                   (4,572,563)   (12,395,708)           (0.73)
December 31                                                    (5,951,104)   (13,373,514)           (0.75)
                                                             ------------   ------------           ------
Total                                                        $  9,446,385   $(20,740,163)          $(1.21)
                                                             ============   ============           ======

                               SPECTRUM STRATEGIC

SELECTED FINANCIAL DATA

                             FOR THE NINE MONTHS
                             ENDED SEPTEMBER 30,                    FOR THE YEARS ENDED DECEMBER 31,
                           ------------------------  ---------------------------------------------------------------
                              2001         2000         2000         1999         1998         1997         1996
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                $            $            $            $            $            $            $
                           (UNAUDITED)  (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                     820,083  (26,885,793) (23,193,914)  32,274,037   7,945,575    1,297,824    4,980,402
  Net change in
    unrealized                 753,821  (11,918,157)  (7,577,681)   4,264,478   2,771,722    2,387,258   (1,679,048)
                           -----------  -----------  -----------  -----------  ----------   ----------   ----------
    Total Trading Results    1,573,904  (38,803,950) (30,771,595)  36,538,515  10,717,297    3,685,082    3,301,354
Interest income (Morgan
  Stanley DW)                1,917,113    2,974,323    3,832,634    3,017,103   2,379,478    2,304,248    1,604,026
                           -----------  -----------  -----------  -----------  ----------   ----------   ----------
    Total                    3,491,017  (35,829,627) (26,938,961)  39,555,618  13,096,775    5,989,330    4,905,380
                           -----------  -----------  -----------  -----------  ----------   ----------   ----------
EXPENSES
Brokerage fees (Morgan
  Stanley DW)                3,883,127    4,580,112    5,798,093    5,837,887   4,402,540    4,414,327    3,398,205
Management fees              1,658,233    2,317,950    2,880,999    3,137,509   2,342,447    2,212,788    1,587,213
Incentive fees                      --      979,550    1,269,237    2,451,152   1,336,693      427,094      726,825
                           -----------  -----------  -----------  -----------  ----------   ----------   ----------
    Total                    5,541,360    7,877,612    9,948,329   11,426,548   8,081,680    7,054,209    5,712,243
                           -----------  -----------  -----------  -----------  ----------   ----------   ----------
NET INCOME (LOSS)           (2,050,343) (43,707,239) (36,887,290)  28,129,070   5,015,095   (1,064,879)    (806,863)
                           ===========  ===========  ===========  ===========  ==========   ==========   ==========
NET INCOME (LOSS)
  ALLOCATION:
Limited Partners            (2,027,424) (43,250,365) (36,503,461)  27,829,050   4,958,188   (1,054,657)    (799,980)
General Partner                (22,919)    (456,874)    (383,829)     300,020      56,907      (10,222)      (6,883)
NET INCOME (LOSS) PER
  UNIT:
Limited Partners                 (0.30)       (6.20)       (5.24)        4.30         .84         0.04         (.39)
General Partner                  (0.30)       (6.20)       (5.24)        4.30         .84         0.04         (.39)
TOTAL ASSETS AT END OF
  PERIOD                    71,402,622   71,220,320   76,427,098  109,444,028  71,445,333   61,010,043   47,089,676
TOTAL NET ASSETS AT END
  OF PERIOD                 69,855,388   69,389,528   74,234,449  107,692,521  70,421,775   59,095,581   45,118,877
NET ASSET VALUE PER UNIT
  AT END OF PERIOD
Limited Partners                 10.31         9.65        10.61        15.85       11.55        10.71        10.67
General Partner                  10.31         9.65        10.61        15.85       11.55        10.71        10.67

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                 NET INCOME
                                                                                                 (LOSS) PER
                                                                                 NET          UNIT OF LIMITED
QUARTER ENDED                                                  REVENUE      INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                ------------   -------------   --------------------
2001
March 31                                                     $  2,340,103   $    404,464           $ 0.06
June 30                                                        (1,824,625)    (3,672,569)           (0.54)
September 30                                                    2,975,539      1,217,762             0.18
                                                             ------------   ------------           ------
Total                                                        $  3,491,017   $ (2,050,343)          $(0.30)
                                                             ============   ============           ======

2000
March 31                                                     $(20,337,419)  $(23,815,606)          $(3.44)
June 30                                                        (5,545,665)    (7,766,237)           (1.09)
September 30                                                   (9,946,543)   (12,125,396)           (1.67)
December 31                                                     8,890,666      6,819,949             0.96
                                                             ------------   ------------           ------
Total                                                        $(26,938,961)  $(36,887,290)          $(5.24)
                                                             ============   ============           ======

1999
March 31                                                     $  5,848,294   $  2,884,387           $ 0.47
June 30                                                         7,913,608      5,940,003             0.92
September 30                                                   19,157,974     15,366,886             2.34
December 31                                                     6,635,742      3,937,794             0.57
                                                             ------------   ------------           ------
Total                                                        $ 39,555,618   $ 28,129,070           $ 4.30
                                                             ============   ============           ======

                            SPECTRUM GLOBAL BALANCED

SELECTED FINANCIAL DATA

                             FOR THE NINE MONTHS
                             ENDED SEPTEMBER 30,                    FOR THE YEARS ENDED DECEMBER 31,
                           ------------------------  ---------------------------------------------------------------
                              2001         2000         2000         1999         1998         1997         1996
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                $            $            $            $            $            $            $
                           (UNAUDITED)  (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                   (474,837)  (2,131,343)  (2,091,009)   2,425,585    5,113,920    3,683,460      177,564
  Net change in
    unrealized             (1,088,869)  (1,337,992)   2,507,530   (1,157,073)   1,285,628      464,966     (175,835)
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Trading Results  (1,563,706)  (3,469,335)     416,521    1,268,512    6,399,548    4,148,426        1,729
Interest income (Morgan
  Stanley DW)               1,847,341    2,435,497    3,275,958    2,385,751    1,642,542    1,145,033      891,897
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Total                     283,635   (1,033,838)   3,692,479    3,654,263    8,042,090    5,293,459      893,626
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
EXPENSES
Brokerage fees (Morgan
  Stanley DW)               1,941,798    1,947,603    2,558,008    2,387,515    1,591,467    1,124,531    1,030,310
Management fees               527,667      529,244      695,117      648,787      422,960      269,162      221,282
Incentive fees                     --           --           --      215,651      449,775      300,250           --
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Total                   2,469,465    2,476,847    3,253,125    3,251,953    2,464,202    1,693,943    1,251,592
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET INCOME (LOSS)          (2,185,830)  (3,510,685)     439,354      402,310    5,577,888    3,599,516     (357,966)
                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
NET INCOME (LOSS)
  ALLOCATION:
Limited Partners           (2,160,798)  (3,469,885)     433,786      397,258    5,518,127    3,561,537     (354,537)
General Partner               (25,032)     (40,800)       5,568        5,052       59,761       37,979       (3,429)
NET INCOME (LOSS) PER
  UNIT:
Limited Partners                (0.62)       (1.01)         .14          .12         2.25         2.12         (.44)
General Partner                 (0.62)       (1.01)         .14          .12         2.25         2.12         (.44)
TOTAL ASSETS AT END OF
  PERIOD                   56,627,822   53,991,271   56,740,136   58,807,588   46,317,786   25,923,024   19,620,770
TOTAL NET ASSETS AT END
  OF PERIOD                55,926,427   52,877,612   55,879,750   57,864,012   45,913,872   25,683,236   18,706,255
NET ASSET VALUE PER UNIT
  AT END OF PERIOD
Limited Partners                15.64        15.11        16.26        16.12        16.00        13.75        11.63
General Partner                 15.64        15.11        16.26        16.12        16.00        13.75        11.63

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                 NET INCOME
                                                                                                 (LOSS) PER
                                                                                 NET          UNIT OF LIMITED
QUARTER ENDED                                                  REVENUE      INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                ------------   -------------   --------------------
2001
March 31                                                     $    815,020   $        322           $ 0.00
June 30                                                          (965,508)    (1,799,958)           (0.51)
September 30                                                      434,123       (386,194)           (0.11)
                                                             ------------   ------------           ------
Total                                                        $    283,635   $ (2,185,830)          $(0.62)
                                                             ============   ============           ======
2000
March 31                                                     $  2,648,486   $  1,802,642           $ 0.50
June 30                                                        (2,737,069)    (3,565,964)           (1.01)
September 30                                                     (945,255)    (1,747,363)           (0.50)
December 31                                                     4,726,317      3,950,039             1.15
                                                             ------------   ------------           ------
Total                                                        $  3,692,479   $    439,354           $ 0.14
                                                             ============   ============           ======
1999
March 31                                                     $    630,078   $    (53,009)          $(0.02)
June 30                                                         1,514,075        557,217             0.19
September 30                                                     (497,147)    (1,293,488)           (0.38)
December 31                                                     2,007,257      1,191,590             0.33
                                                             ------------   ------------           ------
Total                                                        $  3,654,263   $    402,310           $ 0.12
                                                             ============   ============           ======

                               SPECTRUM CURRENCY

SELECTED FINANCIAL DATA

                                                                                   FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                                                                      JULY 3, 2000          JULY 3, 2000
                                                                                    (COMMENCEMENT OF      (COMMENCEMENT OF
                                                          FOR THE NINE MONTHS        OPERATIONS) TO        OPERATIONS) TO
                                                       ENDED SEPTEMBER 30, 2001    SEPTEMBER 30, 2000     DECEMBER 31, 2000
                                                       -------------------------   -------------------   -------------------
                                                                   $                        $                     $
                                                              (UNAUDITED)              (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                                       693,621                  634,889             1,126,201
  Net change in unrealized                                        14,296                 (297,862)              555,569
                                                              ----------               ----------            ----------
    Total Trading Results                                        707,917                  337,027             1,681,770
Interest income (Morgan Stanley DW)                              575,636                   85,942               236,461
                                                              ----------               ----------            ----------
    Total                                                      1,283,553                  422,969             1,918,231
                                                              ----------               ----------            ----------
EXPENSES
Brokerage fees (Morgan Stanley DW)                               860,546                   98,240               249,571
Management fees                                                  374,150                   74,586               171,693
Incentive fees                                                   241,946                   34,639               188,423
                                                              ----------               ----------            ----------
    Total                                                      1,476,642                  207,465               609,687
                                                              ----------               ----------            ----------
NET INCOME                                                      (193,089)                 215,504             1,308,544
                                                              ==========               ==========            ==========
NET INCOME ALLOCATION:
Limited Partners                                                (190,991)                 180,393             1,134,371
General Partner                                                   (2,098)                  35,111               174,173
NET INCOME PER UNIT:
Limited Partners                                                    0.01                     0.24                  1.17
General Partner                                                     0.01                     0.24                  1.17
TOTAL ASSETS AT END OF PERIOD                                 36,479,679               11,533,649            18,056,724
TOTAL NET ASSETS AT END OF PERIOD                             36,193,283               11,444,591            15,707,232
NET ASSET VALUE PER UNIT AT END OF PERIOD
Limited Partners                                                   11.18                    10.24                 11.17
General Partner                                                    11.18                    10.24                 11.17

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                  NET INCOME
                                                                                  (LOSS) PER
                                                                               UNIT OF LIMITED
QUARTER ENDED                               REVENUE      NET INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                             ------------   -----------------   --------------------
2001
March 31                                  $  1,783,392      $  1,250,137            $ 0.65
June 30                                       (269,233)         (687,632)            (0.32)
September 30                                  (230,606)         (755,594)            (0.32)
                                          ------------      ------------            ------
Total                                     $  1,283,553      $   (193,089)           $ 0.01
                                          ============      ============            ======
2000
September 30                              $    422,969      $    215,504            $ 0.24
December 31                                  1,495,262         1,093,040              0.93
                                          ------------      ------------            ------
Total                                     $  1,918,231      $  1,308,544            $ 1.17
                                          ============      ============            ======

                               SPECTRUM COMMODITY

SELECTED FINANCIAL DATA

                                                                                 FOR THE            FOR THE PERIOD FROM
                                               FOR THE NINE MONTHS             YEARS ENDED            JANUARY 2, 1998
                                               ENDED SEPTEMBER 30,            DECEMBER 31,           (COMMENCEMENT OF
                                            -------------------------   -------------------------     OPERATIONS) TO
                                               2001          2000          2000          1999        DECEMBER 31, 1998
                                            -----------   -----------   -----------   -----------   -------------------
                                                 $             $             $             $                 $
                                            (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                  (3,694,410)    1,487,013     1,696,824     3,003,270        (11,870,063)
  Net change in unrealized                    (618,152)     (837,570)     (567,711)    1,178,071           (635,643)
                                            ----------    ----------    ----------    ----------        -----------
    Total Trading Results                   (4,312,562)      649,443     1,129,113     4,181,341        (12,505,706)
Interest income (Morgan Stanley DW)            461,032       780,748     1,047,350       864,383          1,265,793
                                            ----------    ----------    ----------    ----------        -----------
    Total                                   (3,851,530)    1,430,191     2,176,463     5,045,724        (11,239,913)
                                            ----------    ----------    ----------    ----------        -----------
EXPENSES
Brokerage fees (Morgan Stanley DW, Morgan
  Stanley and Morgan Stanley
  International)                               582,264       711,010       949,310       852,484          1,176,024
Management fees (Morgan Stanley
  Commodities Management)                      316,449       416,676       546,187       583,893            805,496
Service fee (Demeter)                               --        58,604        58,604       233,558            322,198
                                            ----------    ----------    ----------    ----------        -----------
    Total                                      898,713     1,186,290     1,554,101     1,669,935          2,303,718
                                            ----------    ----------    ----------    ----------        -----------
NET INCOME (LOSS)                           (4,750,243)      243,901       622,362     3,375,789        (13,543,631)
                                            ==========    ==========    ==========    ==========        ===========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                            (4,665,538)      239,849       612,086     3,330,798        (13,398,948)
General Partner                                (84,705)        4,052        10,276        44,991           (144,683)
NET INCOME (LOSS) PER UNIT:
Limited Partners                                 (1.95)          .09           .24          1.04              (3.43)
General Partner                                  (1.95)          .09           .24          1.04              (3.43)
TOTAL ASSETS AT END OF PERIOD               13,882,394    21,874,810    20,809,721    24,048,757         25,962,970
TOTAL NET ASSETS AT END OF PERIOD           13,581,410    21,334,104    20,199,981    23,640,470         24,908,316
NET ASSET VALUE PER UNIT AT END OF PERIOD
Limited Partners                                  5.90          7.70          7.85          7.61               6.57
General Partner                                   5.90          7.70          7.85          7.61               6.57

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                 NET INCOME
                                                                                                 (LOSS) PER
                                                                                 NET          UNIT OF LIMITED
QUARTER ENDED                                                  REVENUE      INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                ------------   -------------   --------------------
2001
March 31                                                     $ (2,026,724)  $ (2,367,820)          $(0.94)
June 30                                                          (883,147)    (1,177,828)           (0.49)
September 30                                                     (941,659)    (1,204,595)           (0.52)
                                                             ------------   ------------           ------
Total                                                        $ (3,851,530)  $ (4,750,243)          $(1.95)
                                                             ============   ============           ======

2000
March 31                                                     $    553,360   $    134,339           $ 0.04
June 30                                                           419,501         31,701             0.02
September 30                                                      457,330         77,861             0.03
December 31                                                       746,272        378,461             0.15
                                                             ------------   ------------           ------
Total                                                        $  2,176,463   $    622,362           $ 0.24
                                                             ============   ============           ======

1999
March 31                                                     $  1,039,461   $    618,112           $ 0.19
June 30                                                           544,092        129,771             0.04
September 30                                                    2,962,971      2,553,417             0.78
December 31                                                       499,200         74,489             0.03
                                                             ------------   ------------           ------
Total                                                        $  5,045,724   $  3,375,789           $ 1.04
                                                             ============   ============           ======

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

    THE FOLLOWING UPDATES, FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000, AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTIONS "RESULTS OF OPERATIONS" ON PAGES 45-47, 48-49, 50-51, 52-53, 54, AND 54-56.

SPECTRUM SELECT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Select posted an increase in net asset value per unit. The most significant gains of approximately 10.1% were recorded in the global interest rate futures markets primarily during August and September from long positions in short and intermediate term U.S. interest rate futures as prices continued trending higher following interest rate cuts by the U.S. and European central banks and as investors sought a safe haven from the decline in stock prices. Additional gains were recorded throughout the majority of the first quarter from long positions in Japanese government bond futures as prices moved higher on concerns regarding that country's economy. In the global stock index futures markets, profits of approximately 6.2% were recorded throughout a majority of the third quarter from short positions in DAX, Hang Seng, Nikkei and S&P 500 Index futures as the trend in equity prices continued sharply lower amid worries regarding global economic uncertainty. In the metals markets, gains of approximately 3.5% were recorded primarily during July and September from short positions in copper and aluminum futures as prices declined due to higher inventories and weak demand. These gains were partially offset by losses of approximately 2.3% recorded throughout the first nine months of the year from volatile price movements in crude oil futures and its related products as a result of a continually changing outlook for supply, production and demand. In the currency markets, losses of approximately 1.0% were recorded throughout the first nine months of the year from transactions involving the British pound, New Zealand and Australian dollar.

    For the nine months ended September 30, 2001, Spectrum Select recorded total trading revenues, including interest income, of $42,010,426. Total expenses for the nine months ended September 30, 2001 were $19,221,146, resulting in net income of $22,789,280. The net asset value of a unit increased from $23.57 at December 31, 2000 to $25.95 at September 30, 2001.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000.

    For the nine months ended September 30, 2000, Spectrum Select posted a decrease in net asset value per unit. The most significant losses of approximately 5.4% were recorded in the global interest rate futures markets primarily during late April and late September from long positions in U.S. interest rate futures as prices declined amid fears of higher interest rates and increasing oil prices. In the global stock index futures markets, losses of approximately 5.2% were incurred primarily during mid April from long positions in U.S. stock indices as domestic equity prices declined following the release of an unexpected jump in the Consumer Price Index. During the first half of September, additional losses were recorded from long positions in U.S. stock index futures as prices declined due to jitters in the technology sector and a worrisome spike in oil prices. In the metals markets, losses of approximately 2.3% were recorded primarily during June from short silver futures positions as prices increased on the heels of the increase in gold prices, in reaction to the U.S. dollar's weakness and the Federal Open Market Committee's decision to leave interest rates unchanged. In the agricultural markets, losses of approximately 0.9% were recorded primarily during April and May from long corn and soybean futures positions as prices moved lower due to forecasts for heavy rain in the U.S. growing regions. These losses were partially offset by gains of approximately 5.6% recorded in the currency markets primarily during January, March, April and August from short positions in the euro and the Swiss franc as the values of these currencies weakened versus the U.S. dollar due to skepticism about Europe's economic outlook and due to the European Central Bank's passive stance towards its currency and increasing concern that the European Central Bank should be more aggressive in combating inflation. In the energy markets, gains of approximately 3.9% were recorded primarily during May, August and September from long positions in natural gas futures as prices trended upward, amid supply and storage concerns. Additional gains were recorded primarily during January, February and August from long futures positions in crude oil and its refined products as oil prices increased on concerns about future output levels from the world's leading producer countries amid dwindling stockpiles and increasing demand. In the soft commodities markets, gains of approximately 0.2% were recorded primarily throughout the second quarter and during July from long positions in sugar futures as sugar prices trended higher due to strong demand and declining production from Brazil.

    For the nine months ended September 30, 2000, Spectrum Select recorded total trading losses, net of interest income, of $652,239. Total expenses for the nine months ended September 30, 2000 were $15,771,945, resulting in a net loss of $16,424,184. The net asset value of a unit decreased from $22.00 at December 31, 1999 to $20.31 at September 30, 2000.

SPECTRUM TECHNICAL

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Technical posted an increase in net asset value per unit. The most significant gains of approximately 12.1% were recorded in the global interest rate futures markets primarily during August and September from long positions in short and intermediate-term U.S. interest rate futures as prices continued trending higher following interest rate cuts by the U.S. and European central banks and as investors sought a safe haven from the decline in stock prices. Additional gains were recorded throughout the majority of the first quarter from long positions in Japanese government bond futures as prices moved higher on concerns regarding that country's economy. In the global stock index futures markets, profits of approximately 6.9% were recorded throughout a majority of the third quarter from short positions in DAX and Nikkei Index futures as the trend in equity prices continued sharply lower amid worries regarding global economic uncertainty. In the metals markets, gains of approximately 0.7% were recorded primarily during July and September from short positions in copper and aluminum futures as prices declined due to higher inventories and weak demand. These gains were partially offset by losses of approximately 8.4% recorded in the energy markets throughout the first nine months of the year from trading in crude oil futures and its related products as a result of volatility in oil prices due to a continually changing outlook for supply, production and demand. In the agricultural markets, losses of approximately 1.4% were recorded primarily during July from short corn futures positions as prices increased on forecasts for hotter and drier weather in the U.S. midwest. In the currency markets, losses of approximately 0.6% were recorded throughout the first nine months of the year from transactions involving the British pound, the euro and Australian dollar. Offsetting gains were recorded during August and September from long positions in the Swiss franc as its value continued its strengthening trend relative to the U.S. dollar due to the sharp decline in stock prices and as investors sought refuge in the safe haven of the franc amid fears of global economic and political turmoil.

    For the nine months ended September 30, 2001, Spectrum Technical recorded total trading revenues, including interest income, of $27,185,606. Total expenses for the nine months ended September 30, 2001 were $21,823,486, resulting in net income of $5,362,120. The net asset value of a unit increased from $16.08 at December 31, 2000 to $16.38 at September 30, 2001.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000.

    For the nine months ended September 30, 2000, Spectrum Technical posted a decrease in net asset value per unit. The most significant losses of approximately 12.1% were recorded in the global interest rate futures markets primarily during April and early May from long positions in U.S. interest rate futures as prices declined amid fears of additional interest rate hikes by the U.S. Federal Reserve. Newly established short positions incurred additional losses later in May and during June as prices moved higher amid signs that U.S. economic growth has slowed and the prospects of additional interest rate hikes by the Federal Reserve were fading. Additional losses were recorded from long positions in U.S. interest rate futures, particularly 30-year Treasury bond futures, as domestic bond prices reversed lower during mid September amid steep oil prices and disappointing budget surplus data that prompted investors to shift into shorter-dated instruments and corporate debt. This short-term volatility in U.S. bond prices also resulted in losses being recorded from trading longer-term European interest rate futures, particularly German interest rate futures. In the global stock index futures markets, losses of approximately 3.9% were experienced primarily during January from short-term volatile price movements in European stock index futures, particularly FT-SE 100 Index futures. Additional losses were incurred from long positions in FT-SE 100 Index futures as most stock indices around the world sagged during September on concerns about costly crude oil, a weak euro and profit warnings from Intel. Additional losses were experienced during the first half of September from long positions in U.S. stock index futures as prices declined due to jitters in the technology sector. In the metals markets, losses of approximately 3.7% were experienced primarily from short gold futures positions as gold prices spiked sharply higher on February 4. Newly established long positions in gold futures produced additional losses later in February as gold prices fell. During mid July, additional losses were recorded from long gold futures positions as gold prices fell after the Bank of England announced the results of its gold auction, which had concluded at a lower price than most dealers expected. In the currency markets, losses of approximately 2.2% were incurred primarily during April from long positions in the Japanese yen as the value of the yen weakened versus the U.S. dollar amid fears of additional Bank of Japan intervention. During May and June, losses were recorded from short positions in the Japanese yen as its value reversed higher versus the U.S. dollar following hints by Bank of Japan governor Hayami of the possible end of the zero interest rate policy in Japan. During August, additional losses were recorded from short positions in the Japanese yen as its value strengthened versus the U.S. dollar following comments by a senior Japanese official stating that the Bank of Japan could raise interest rates again by year-end. During September, additional losses were experienced from newly established long positions in the Japanese yen as its value weakened versus the U.S. dollar after concerted central bank intervention of the euro, as well as resurfacing concerns over Japan's economy. These losses were partially offset by gains of approximately 10.8% recorded in the energy markets primarily during May from long positions in natural gas futures as prices continued their upward trend, as data released by the American Gas Association further confirmed fears that inventory levels remain low. During August and September, additional gains were recorded from long positions in natural gas futures as prices moved higher amid supply and storage concerns. Additional gains were recorded primarily during January and February from long futures positions in crude oil and its refined products as oil prices increased on concerns about future output levels from the world's leading producer countries amid dwindling stockpiles and increasing demand. During August, additional gains were produced from long positions in crude oil futures as prices increased as ongoing supply concerns outweighed signals from Saudi Arabia that it would seek a suitable production increase to ease the crunch. In the soft commodities markets, profits of approximately 0.3% were recorded during May, June and July from long sugar futures positions as prices moved higher due to strong demand, declining production from Brazil and forecasts for shrinking global surplus.

    For the nine months ended September 30, 2000, Spectrum Technical recorded total trading losses, net of interest income, of $22,491,799. Total expenses for the nine months ended September 30, 2000 were $21,415,685, resulting in a net loss of $43,907,484. The net asset value of a unit decreased from $14.91 at December 31, 1999 to $12.42 at September 30, 2000.

SPECTRUM STRATEGIC

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Strategic posted a decrease in net asset value per unit. The most significant losses of approximately 4.5% were recorded in the currency markets from long positions in the New Zealand dollar as its value weakened relative to the U.S. dollar following a decline in the value of the Australian dollar. In the agricultural markets, losses of approximately 2.2% were experienced primarily during May and June from long wheat futures positions as prices declined amid favorable weather forecasts in the U.S. midwest and weak global demand. In the global stock index futures markets, losses of approximately 1.5% were experienced throughout a majority of the first quarter from long positions in U.S. stock index futures as U.S. stock prices continued to decline after discouraging corporate earnings warnings, inflationary news and on worries of a U.S. economic slowdown. These losses were partially offset by gains of approximately 6.0% recorded in the soft commodities markets primarily during April and May from long lumber futures positions as prices soared higher amid low inventories combined with warmer weather in northern Canada. Additional gains were recorded during September from long cocoa futures positions as prices moved higher on expectations that global demand will outpace production. In the global interest rate futures markets, gains of approximately 4.1% were recorded throughout a majority of the first quarter from long positions in eurodollar futures as prices rose amid a rattled stock market, shaky consumer confidence, positive inflation data and interest rate cuts by the U.S. Federal Reserve. During September, profits were recorded from long positions in the U.S. and European interest rate futures as prices continued trending higher amid continued concerns for the sluggish U.S. economy, interest rate cuts by the U.S. Federal Reserve and as investors sought a safe haven from declining stock prices. In the energy markets, profits of approximately 1.3% were recorded primarily during July from long positions in crude oil futures as prices rose on the back of a 1-million-barrel-per-day

OPEC production cut. During September, gains were recorded from short positions in crude oil futures as oil prices moved lower due to near-term concerns over the effects of a global economic slowdown on oil demand.

    For the nine months ended September 30, 2001, Spectrum Strategic recorded total trading revenues, including interest income, of $3,491,017. Total expenses for the nine months ended September 30, 2001 were $5,541,360, resulting in a net loss of $2,050,343. The net asset value of a unit decreased from $10.61 at December 31, 2000 to $10.31 at September 30, 2001.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000.

    For the nine months ended September 30, 2000, Spectrum Strategic posted a decrease in net asset value per unit. The most significant losses of approximately 14.5% were recorded in the global stock index futures markets primarily from short positions in U.S. stock index futures as domestic equity prices moved higher in early January on fears of an interest rate hike and reports of a major corporate merger. Additional losses were recorded during February from short positions in NASDAQ 100 Index futures as the NASDAQ Index climbed higher on strength in computer-chip maker and biotechnology companies. During the first half of September, additional losses were incurred from long positions in U.S. stock index futures as prices declined due to jitters in the technology sector and a worrisome spike in oil prices. In the currency markets, losses of approximately 13.7% were recorded primarily during January and February from long positions in the euro as its value weakened versus the U.S. dollar due to skepticism regarding Europe's economic outlook. Additional losses were recorded from long positions in the euro and Swiss franc as the value of these European currencies weakened during mid July amid a combination of inflationary worries in Europe and renewed doubts over the European Central Bank's handling of monetary policy. During mid September, additional losses were experienced from short positions in the euro as its value reversed sharply and suddenly higher versus the U.S. dollar after the world's major central banks carried out coordinated intervention to buy euros. Losses were also experienced during April from long positions in the Japanese yen as the value of the yen weakened versus the U.S. dollar amid fears of additional Bank of Japan intervention. During May and June, additional losses were recorded from short positions in the Japanese yen as the value of the U.S. dollar weakened versus the yen due primarily to the perception that interest rates in the U.S. may have topped out. In the global interest rate futures markets, losses of approximately 12.9% were experienced from short positions in U.S. Treasury bond futures as interest rates, at the longer end of the yield curve, declined during the second half of January, thus resulting in domestic bond prices being pushed higher. During February, losses were incurred from short positions in German interest rate futures as prices increased following a surge in U.S. bond prices. During April, additional losses were recorded from long positions in U.S. interest rate futures as prices declined amid fears of higher interest rates and a late month bounce in equity prices. In the metals markets, losses of approximately 12.3% were incurred primarily from long positions in aluminum and copper futures as prices reversed lower in early February due primarily to technically based selling. In late February and late March, prices continued lower led downward by falling prices of other base metals and the softening of oil prices. Additional losses were recorded during April, late May and early June from long positions in aluminum and copper futures as prices declined on technical factors. In soft commodities, losses of approximately 8.1% were recorded during January, February and early April from long coffee futures positions as coffee prices declined in the wake of forecasts for a bumper crop in Brazil and on technically based selling. These losses were partially offset by gains of approximately 17.4% recorded primarily during January in the energy markets from long futures positions in crude oil and its refined products as oil prices increased on growing speculation that OPEC would extend production cuts beyond the deadline of March 2000. Additional gains were recorded during March from short positions in crude oil futures as prices declined after OPEC effectively restored production levels to their year-earlier level. Additional gains were recorded early in May from long futures positions in crude oil as oil prices increased amid concerns over tight gasoline supplies ahead of the peak driving summer season and after comments from OPEC ministers who saw no need to raise supplies further. Profits were also recorded primarily during May from long positions in natural gas futures as prices continued their upward trend, as data released by the American Gas Association further confirmed fears that inventory levels remain low.

    For the nine months ended September 30, 2000, Spectrum Strategic recorded total trading losses, net of interest income, of $35,829,627. Total expenses for the nine months ended September 30, 2000 were $7,877,612, resulting in a net loss of $43,707,239. The net asset value of a unit decreased from $15.85 at December 31, 1999 to $9.65 at September 30, 2000.

SPECTRUM GLOBAL BALANCED

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Global Balanced posted a decrease in net asset value per unit. The most significant losses of approximately 9.3% were recorded in the global stock index futures markets primarily throughout a majority of the first three quarters from long positions in DAX, FT-SE 100 and S&P 500 Index futures as the trend in equity prices continued sharply lower amid worries regarding global economic uncertainty. In the energy markets, losses of approximately 1.3% were recorded throughout the first nine months of the year from positions in crude oil futures and its related products as a result of volatility in oil prices due to a continually changing outlook for supply, production and demand. These losses were partially offset by gains of approximately 5.6% recorded in the global interest rate futures markets primarily during January from long positions in eurodollar futures as prices moved higher due to a surprise interest rate cut by the U.S. Federal Reserve on January 3rd and the subsequent anticipation of an additional interest rate cut by the U.S. Federal Reserve later in January. Throughout a majority of the third quarter, additional profits were recorded from long positions in U.S. and European interest rate futures as prices continued trending higher amid continued concerns for the sluggish U.S. economy, interest rate cuts by the U.S. and European central banks and as investors sought a safe haven from declining stock prices. In soft commodities, gains of approximately 1.3% were recorded throughout a majority of the first and second quarters from short cotton futures positions as prices moved lower on weak export sales and low demand. In the currency markets, gains of approximately 0.7% were recorded primarily from transactions involving the Singapore dollar.

    For the nine months ended September 30, 2001, Spectrum Global Balanced recorded total trading revenues, including interest income, of $283,635. Total expenses for the nine months ended September 30, 2001 were $2,469,465, resulting in a net loss of $2,185,830. The net asset value of a unit decreased from $16.26 at December 31, 2000 to $15.64 at September 30, 2001.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000.

    For the nine months ended September 30, 2000, Spectrum Global Balanced posted a decrease in net asset value per unit. The most significant losses of approximately 4.9% were recorded in the global stock index futures component during April, May, late July and September from long positions in Nikkei Index futures as Japanese equity prices declined due primarily to the weakness in most global technology issues and economic uncertainty in Japan. Additional losses were recorded primarily during the second quarter and September from long positions in FT-SE 100 Index futures as most stock indices sagged after the European Central Bank's aggressive interest rate hike in early June and during September on concerns about costly crude oil and a weak euro. In the currency markets, losses of approximately 1.0% were recorded primarily during May and June from short euro positions relative to the Australian and U.S. dollars as the value of the euro reversed higher amid suggestions that intervention to support the euro was a possibility and due to interest rate hikes in Europe. In the livestock markets, losses of approximately 1.0% were recorded primarily during January from long positions in live cattle futures as prices declined after the USDA raised its forecast for U.S. red meat production in 2000. In the global interest rate futures markets, losses of approximately 0.9% were experienced primarily during September from long positions in Australian interest rate futures as prices declined during mid-month following a pattern set by U.S. Treasuries and as the Australian currency again dipped to new historic lows. In soft commodities, losses of approximately 0.5% were experienced primarily during July from short cotton futures positions as prices moved higher amid fears that the dryness and heat in Texas would slash the size of the U.S. crop. These losses were partially offset by gains of approximately 2.0% recorded in the energy markets primarily during May from long positions in natural gas futures as prices continued their upward trend, as data released by the American Gas Association further confirmed fears that inventory levels remain low. Additional gains were recorded during February from long positions in crude oil futures as prices increased due to a combination of cold weather, declining inventories and increasing demand. Gains were also recorded during June and August as oil prices surged in reaction to the dismissal by OPEC of a price setting mechanism, a promise of only a modest production increase and a decline in U.S. inventories.

    For the nine months ended September 30, 2000, Spectrum Global Balanced recorded total trading losses, including interest income, of $1,033,838. Total expenses for the nine months ended September 30, 2000 were $2,476,847, resulting in a net loss of $3,510,685. The net asset value of a unit decreased from $16.12 at December 31, 1999 to $15.11 at September 30, 2000.

SPECTRUM CURRENCY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Currency posted a net loss for the period. The most significant gains of approximately 3.4% were recorded from short positions in the Singapore dollar as its value weakened versus the U.S. dollar on the heels of the declining Japanese yen. Gains of approximately 1.4% were recorded throughout the majority of the first quarter from short positions in the Japanese yen as the value of the yen weakened relative to the U.S. dollar on continuing concerns for the Japanese economy and in both anticipation and reaction to the Bank of Japan's decision to reinstate its zero interest rate policy. Profits of approximately 1.3% were recorded primarily during September from short positions in the South African rand as its value trended lower relative to the U.S. dollar as investors targeted the emerging market currency while global economic jitters persisted. These gains were partially offset by losses of approximately 2.0% recorded primarily during May and early June from long positions in the British pound as its value weakened relative to the U.S. dollar in reaction to reports that British Prime Minister Blair will push for Great Britain's entry into the European Monetary Union.

    For the nine months ended September 30, 2001, Spectrum Currency recorded total trading revenues, including interest income, of $1,283,553. Total expenses for the nine months ended September 30, 2001 were $1,476,642, resulting in a net loss of $193,089. The net asset value of a unit increased from $11.17 at December 31, 2000 to $11.18 at September 30, 2001.

FOR THE PERIOD FROM JULY 3, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
  2000

    For the period from July 3, 2000 (commencement of operations) to September 30, 2000, Spectrum Currency posted an increase in net asset value per unit. The most significant gains of approximately 1.5% were recorded primarily during July from short British pound positions as the value of the pound weakened relative to the U.S. dollar after June data showed Britain's manufacturing sector grew at its slowest rate since June 1999. Additional profits of approximately 1.2% were recorded primarily during August from short euro positions as the value of the European common currency weakened versus the U.S. dollar and other major currencies amid a cooling economy in Europe and in the wake of the European Central Bank decision to raise interest rates. During August and September, additional gains of approximately 1.1% were experienced from short New Zealand dollar positions as its value dropped relative to the U.S. dollar on a worse-than-expected contraction in New Zealand gross domestic product. Additional gains of approximately 0.9% resulted primarily during July from short positions in the Thai baht as its value weakened versus the U.S. dollar. Short Thai baht positions were also profitable during September as its value fell sharply versus the U.S. dollar on investor concerns over political developments in Indonesia. A portion of overall partnership gains was offset by losses of approximately 1.3% recorded primarily during August from short Japanese yen positions as the value of the yen strengthened versus the U.S. dollar following comments by a senior Japanese official stating that the Bank of Japan could raise interest rates further by December. Long Japanese yen positions incurred losses during September as the yen's value weakened against the U.S. dollar on warnings that the Japanese economy may shrink in the fourth quarter because of lethargic consumer spending. Additional losses of approximately 1.0% were recorded from long Australian dollar positions as its value declined versus the U.S. dollar during August on weakness in the euro and fading Australian interest rate expectations.

    For the period from July 3, 2000 (commencement of operations) to September 30, 2000, Spectrum Currency recorded total trading revenues, including interest income, of $422,969. Total expenses for the period from July 3, 2000 (commencement of operations) to September 30, 2000 were $207,465, resulting in net income of $215,504. The net asset value of a unit increased from $10.00 at July 3, 2000 (commencement of operations) to $10.24 at September 30, 2000.

SPECTRUM COMMODITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Commodity posted a decrease in net asset value per unit. The most significant losses of approximately 8.6% were recorded throughout the first nine months of the year in the energy markets from long positions in natural gas futures as prices reversed the sharp upward trend experienced in late 2000 amid reports of increased inventories and forecasts for favorable weather. In the metals markets, losses of approximately 6.4% were recorded throughout the first nine months of the year from long positions in copper and aluminum futures as the slowdown in the U.S. economy and weak demand drove prices lower. In the agricultural markets, losses of approximately 5.6% were experienced primarily during January, March, September and a majority of the second quarter from long positions in corn and wheat futures as prices moved lower due to favorable weather forecasts and on reports of declining demand. In soft commodities, losses of approximately 4.2% were incurred throughout the first nine months of the year from long cotton futures positions as prices moved lower on weak export sales and low demand.

    For the nine months ended September 30, 2001, Spectrum Commodity recorded total trading losses, net of interest income, of $3,851,530. Total expenses for the nine months ended September 30, 2001 were $898,713, resulting in a net loss of $4,750,243. The net asset value of a unit decreased from $7.85 at December 31, 2000 to $5.90 at September 30, 2001.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000.

    For the nine months ended September 30, 2000, Spectrum Commodity posted an increase in net asset value per unit. The most significant gains of approximately 12.7% were recorded in the energy markets primarily during May from long positions in natural gas futures as prices continued their upward trend, as data released by the American Gas Association further confirmed fears that inventory levels remain low. During August, additional gains were recorded from long positions in natural gas futures as prices moved higher amid supply and storage concerns. Additional gains were recorded during January and February from long futures positions in crude oil and its refined products as oil prices increased on concerns about future output levels from the world's leading producer countries amid dwindling stockpiles and increasing demand. These gains were partially offset by losses of approximately 3.4% recorded in the soft commodities markets primarily during January and February from long coffee futures positions as coffee prices declined in the wake of forecasts for a bumper crop in Brazil. Additional losses were recorded throughout a majority of the second quarter from long coffee futures positions as prices decreased on technical factors. In the metals markets, losses of approximately 3.2% were incurred primarily during March from long gold futures positions as gold prices fell on fears that the French central bank could decide to sell some of its reserves. During mid July, additional losses were incurred from long gold futures positions as gold prices fell after the Bank of England announced the results of its gold auction, which had concluded at a lower price than most dealers expected. In the agricultural markets, losses of approximately 2.9% were recorded primarily during April, June and July from long positions in corn futures as prices dropped due to heavy rain and cooler temperatures in the major corn producing regions.

    For the nine months ended September 30, 2000, Spectrum Commodity recorded total trading revenues, including interest income, of $1,430,191. Total expenses for the nine months ended September 30, 2000 were $1,186,290, resulting in net income of $243,901. The net asset value of a unit increased from $7.61 at December 31, 1999 to $7.70 at September 30, 2000.

                    QUANTITATIVE AND QUALITATIVE DISCLOSURES
                               ABOUT MARKET RISK

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTION "--EACH PARTNERSHIP'S VALUE AT RISK IN DIFFERENT MARKET SECTORS" ON PAGES 58-60.

    The following tables indicate the VaR associated with each partnership's open positions, as a percentage of total net assets, by primary market risk category as of September 30, 2001 and 2000.

SPECTRUM SELECT:

    As of September 30, 2001 and 2000, Spectrum Select's total capitalization was approximately $253 million and $192 million, respectively.

                                                                       VAR
MARKET CATEGORY                                                 2001          2000
---------------                                               --------      --------
                                                                 %             %
Interest Rate...............................................   (1.46)        (1.18)
Currency....................................................   (0.54)        (1.16)
Equity......................................................   (0.32)        (0.24)
Commodity...................................................   (0.65)        (1.35)
Aggregate Value at Risk.....................................   (1.65)        (2.03)

SPECTRUM TECHNICAL:

    As of September 30, 2001 and 2000, Spectrum Technical's total capitalization was approximately $278 million and $214 million, respectively.

                                                                       VAR
MARKET CATEGORY                                                 2001          2000
---------------                                               --------      --------
                                                                 %             %
Interest Rate...............................................   (2.41)        (1.00)
Currency....................................................   (1.46)        (1.80)
Equity......................................................   (0.76)        (1.05)
Commodity...................................................   (0.45)        (1.65)
Aggregate Value at Risk.....................................   (2.85)        (2.71)

SPECTRUM STRATEGIC:

    As of September 30, 2001 and 2000, Spectrum Strategic's total capitalization was approximately $70 million and $69 million, respectively.

                                                                       VAR
MARKET CATEGORY                                                 2001          2000
---------------                                               --------      --------
                                                                 %             %
Currency....................................................   (0.42)        (0.43)
Interest Rate...............................................   (0.32)        (0.25)
Equity......................................................   (0.15)        (0.64)
Commodity...................................................   (0.86)        (2.18)
Aggregate Value at Risk.....................................   (1.01)        (2.30)

SPECTRUM GLOBAL BALANCED:

    As of September 30, 2001 and 2000, Spectrum Global Balanced's total capitalization was approximately $56 million and $53 million, respectively.

                                                                       VAR
MARKET CATEGORY                                                 2001          2000
---------------                                               --------      --------
                                                                 %             %
Equity......................................................   (0.79)        (0.55)
Currency....................................................   (0.73)        (0.38)
Interest Rate...............................................   (0.71)        (0.63)
Commodity...................................................   (0.24)        (0.32)
Aggregate Value at Risk.....................................   (1.17)        (1.02)

SPECTRUM CURRENCY:

    As of September 30, 2001 and 2000, Spectrum Currency's total capitalization was approximately $36 million and $11 million, respectively.

                                                                      VAR
MARKET CATEGORY                                                 2001       2000
---------------                                               --------   --------
                                                                 %          %
Currency....................................................  (1.86 )    (2.85 )
Aggregate Value at Risk.....................................  (1.86 )    (2.85 )

SPECTRUM COMMODITY:

    As of September 30, 2001 and 2000, Spectrum Commodity's total capitalization was approximately $14 million and $21 million, respectively.

                                                                       VAR
MARKET CATEGORY                                                 2001          2000
---------------                                               --------      --------
                                                                 %             %
Commodity...................................................   (1.57)        (1.71)
Aggregate Value at Risk.....................................   (1.57)        (1.71)

    Aggregate Value at Risk, listed above for each partnership, represents the aggregate VaR of all of a partnership's open positions and not the sum of the VaR of the individual market categories. Aggregate VaR will be lower as it takes into account correlation among the different positions and categories.

    The tables above represent the VaR of each partnership's open positions at September 30, 2001 and 2000 only and are not necessarily representative of either the historic or future risk of an investment in these partnerships. Because the only business of each partnership is the speculative trading of futures, forwards, and options, the composition of a partnership's trading portfolio can change significantly over any given time period, or even within a single trading day. Any changes in open positions could positively or negatively materially impact market risk as measured by VaR.

    The tables below supplement the September 30, 2001 VaR (set forth above) by presenting each partnership's high, low, and average VaR, as a percentage of total net assets, for the four quarterly reporting periods from October 1, 2000 through September 30, 2001.

                                SPECTRUM SELECT

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------        --------    --------    --------
                          %           %           %
Interest Rate........   (2.33)      (0.76)      (1.50)
Currency.............   (1.98)      (0.54)      (0.94)
Equity...............   (0.55)      (0.32)      (0.42)
Commodity............   (0.73)      (0.59)      (0.66)
Aggregate Value at
  Risk...............   (2.65)      (1.65)      (2.07)

                               SPECTRUM TECHNICAL

MARKET CATEGORY           HIGH        LOW       AVERAGE
---------------         --------    --------    --------
                           %           %           %
Interest Rate.........   (3.03)      (1.25)      (2.22)
Currency..............   (1.59)      (1.27)      (1.40)
Equity................   (0.76)      (0.56)      (0.65)
Commodity.............   (0.82)      (0.45)      (0.62)
Aggregate Value at
  Risk................   (3.42)      (2.06)      (2.76)

                               SPECTRUM STRATEGIC

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------        --------    --------    --------
                          %           %           %
Currency.............   (0.78)      (0.32)      (0.55)
Interest Rate........   (1.41)      (0.32)      (0.92)
Equity...............   (0.90)      (0.06)      (0.29)
Commodity............   (1.53)      (0.86)      (1.17)
Aggregate Value at
  Risk...............   (2.34)      (1.01)      (1.66)

                            SPECTRUM GLOBAL BALANCED

MARKET CATEGORY           HIGH        LOW       AVERAGE
---------------         --------    --------    --------
                           %           %           %
Equity................   (0.80)      (0.53)      (0.71)
Currency..............   (0.73)      (0.51)      (0.63)
Interest Rate.........   (1.16)      (0.66)      (0.89)
Commodity.............   (0.32)      (0.24)      (0.29)
Aggregate Value at
  Risk................   (1.62)      (1.17)      (1.39)

                               SPECTRUM CURRENCY

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------          ----        ---       -------
                          %           %           %
Currency.............   (2.63)      (1.86)      (2.29)
Aggregate Value at
  Risk...............   (2.63)      (1.86)      (2.29)

                               SPECTRUM COMMODITY

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------          ----        ---       -------
                          %           %           %
Commodity............   (1.64)      (1.57)      (1.59)
Aggregate Value at
  Risk...............   (1.64)      (1.57)      (1.59)

    THE FOLLOWING REPLACES THE INFORMATION UNDER THE SUB-CAPTION "--NON-TRADING RISK" ON PAGE 60.

    Each partnership has non-trading market risk on its foreign cash balances not needed for margin. These balances and any market risk they may represent are immaterial. Each partnership also maintains a substantial portion (approximately 87-94%) of its available assets in cash at Morgan Stanley DW. A decline in short-term interest rates will result in a decline in a partnership's cash management income. This cash flow risk is not considered to be material.

    Materiality, as used throughout this section, is based on an assessment of reasonably possible market movements and any associated potential losses, taking into account the leverage, optionality, and multiplier features of a partnership's market sensitive instruments, in relation to the partnership's net assets.

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTION "--QUALITATIVE DISCLOSURES REGARDING PRIMARY TRADING RISK EXPOSURES" ON PAGES 61-66.

    SPECTRUM SELECT

    The following were the primary trading risk exposures of Spectrum Select as of September 30, 2001, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    INTEREST RATE. The primary market exposure of Spectrum Select at September 30, 2001 was to the global interest rate complex. The partnership's exposure in the interest rate market complex was primarily spread across the U.S., European, Japanese and Australian interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries materially impact the partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the United States and the other G-7 countries. The G-7 countries consist of France, U.S., Britain, Germany, Japan, Italy and Canada. However, the partnership also takes futures positions in the government debt of smaller nations--e.g. Australia. The general partner anticipates that G-7 and Australian interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership may range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.

    CURRENCY. The second largest market exposure at September 30, 2001 was to the currency sector. The partnership's currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades in a large number of currencies, including cross-rates--i.e., positions between two currencies other than the

U.S. dollar. At September 30, 2001, the partnership's major exposures were to Japanese yen currency crosses and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the dollar-based partnership in expressing VaR in a functional currency other than dollars.

    EQUITY. The primary equity exposure at September 30, 2001 was to equity price risk in the G-7 countries. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At September 30, 2001, the partnership's primary exposures were to the S&P 500 (U.S.), Nikkei (Japan), Hang Seng (China) and DAX (Germany) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S., European and Japanese indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

COMMODITY.

    METALS. The partnership's metals exposure at September 30, 2001 was to fluctuations in the price of precious metals, such as gold and silver, and base metals, such as aluminum, copper, nickel, zinc and tin. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movement in these markets. The trading advisors have, from time to time, taken positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.

    ENERGY. At September 30, 2001, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas. Price movements in these markets result from political developments in the Middle East, weather patterns and other economic fundamentals. It is possible that volatility will remain high. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2001, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to sugar, coffee, cocoa and cotton markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    SPECTRUM TECHNICAL

    The following were the primary trading risk exposures of Spectrum Technical as of September 30, 2001, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    INTEREST RATE. The primary market exposure of Spectrum Technical at September 30, 2001 was to the global interest rate complex. Exposure was primarily spread across the European, U.S. and Japanese interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries materially impact the partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the United States and the other G-7 countries. The G-7 countries consist of France, U.S., Britain, Germany, Japan, Italy and Canada. However, the partnership also takes futures positions in the government debt of smaller nations -e.g. Australia. The general partner anticipates that G-7 interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership may range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.

    CURRENCY. The second largest market exposure at September 30, 2001 was to the currency sector. The partnership's currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades in a large number of currencies, including cross-rates - i.e., positions between two currencies other than the U.S. dollar. At September 30, 2001, the partnership's major exposures were to euro currency crosses and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the dollar-based partnership in expressing VaR in a functional currency other than dollars.

    EQUITY. The primary equity exposure at September 30, 2001 was to equity price risk in the G-7 countries. The stock index futures traded by the partnership are by law limited to futures on broadly based indices. At
September 30, 2001, the partnership's primary exposures were to the NASDAQ (U.S.), DAX (Germany) and S&P 500 (U.S.) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S., European and Japanese indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

COMMODITY.

    ENERGY. At September 30, 2001, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas markets. Price movements in these markets result from political developments in the Middle East, weather patterns and other economic fundamentals. It is possible that volatility will remain high. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2001, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to the livestock, sugar, soybeans and its related products markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2001 was to fluctuations in the price of precious metals, such as gold and silver, and base metals, such as copper, aluminum, nickel, zinc, tin and lead. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movement in these markets. The trading advisors have, from time to time, taken positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.

    SPECTRUM STRATEGIC

    The following were the primary trading exposures of Spectrum Strategic as of September 30, 2001, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    CURRENCY. Spectrum Strategic's currency exposure at September 30, 2001 was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades in a large number of currencies, including cross-rates - i.e., positions between two currencies other than the U.S. dollar. At September 30, 2001, the partnership's major exposures were to outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the dollar-based partnership in expressing VaR in a functional currency other than dollars.

    INTEREST RATE. At September 30, 2001, the partnership's exposure in the interest rate market complex was primarily spread across the U.S., European and Japanese interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries materially impact the partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the United States and the other G-7 countries. The G-7 countries consist of France, U.S., Britain, Germany, Japan, Italy and Canada. The general partner anticipates that G-7 interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership may range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.

    EQUITY. The primary equity exposure at September 30, 2001 was to equity price risk in the G-7 countries. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At September 30, 2001, the partnership's primary exposures were to the NASDAQ (U.S.), S&P 500 (U.S.) and DAX (Germany) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S., European and Japanese indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

COMMODITY.

    ENERGY. At September 30, 2001, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas. Price movements in these markets result from political developments in the Middle East, weather patterns and other economic fundamentals. It is possible that volatility will remain high. Significant profits and losses which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2001, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to the cocoa and lumber markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2001 was to fluctuations in the price of precious metals such as gold, and base metals such as copper and aluminum. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movement in these markets. The trading advisors have, from time to time, taken positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.

    SPECTRUM GLOBAL BALANCED

    The following were the primary trading risk exposures of Spectrum Global Balanced as of September 30, 2001, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    EQUITY. The primary market exposure of Spectrum Global Balanced at September 30, 2001 was to the global stock index complex. The primary equity exposure was to equity price risk in the G-7 countries. The G-7 countries consist of France, U.S., Britain, Germany, Japan, Italy and Canada. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At September 30, 2001, the partnership's primary exposures were to the S&P 500 (U.S.), DAX (Germany) and FTSE (Britain) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S., European and Japanese indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

    CURRENCY. The partnership's currency exposure at September 30, 2001 was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades in a large number of currencies, including cross-rates--i.e., positions between two currencies other than the U.S. dollar. For the third quarter of 2001, the partnership's major exposures were to the euro currency crosses and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the dollar-based partnership in expressing VaR in a functional currency other than dollars.

    INTEREST RATE. The next largest market exposure at September 30, 2001 was in the global interest rate complex. Exposure was primarily spread across the European and U.S. interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries materially impact the partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the United States and the other G-7 countries. However, the partnership also takes futures positions in the government debt of smaller nations--e.g. Australia. The general partner anticipates that G-7 and Australian interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership may range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.

COMMODITY.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2001, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to the sugar and soybean oil markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2001 was to fluctuations in the price of base metals, such as nickel and copper. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movement in these markets. The trading advisor has, from time to time, taken positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the base metals markets.

    ENERGY. At September 30, 2001, the partnership's energy exposure was primarily to futures contracts in the natural gas markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    SPECTRUM CURRENCY

    The following was the primary trading risk exposure of Spectrum Currency as of September 30, 2001. It may be anticipated, however, that market exposure will vary materially over time.

    CURRENCY. Spectrum Currency's currency exposure at September 30, 2001 was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades in a large number of currencies. At September 30, 2001, the partnership's major exposures were to outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the dollar-based partnership in expressing VaR in a functional currency other than dollars.

    SPECTRUM COMMODITY

    The following were the primary trading risk exposures of Spectrum Commodity as of September 30, 2001. It may be anticipated, however, that market exposure will vary materially over time.

COMMODITY.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2001, Spectrum Commodity had exposure to the markets that comprise these sectors. Most of the exposure was to the cocoa, coffee, wheat and livestock markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2001 was to fluctuations in the price of precious metals, such as gold and silver, and base metals, such as copper, aluminum, nickel, zinc and lead. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movement in these markets. The trading advisor has, from time to time, taken positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.

    ENERGY. At September 30, 2001, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas. Price movements in these markets result from political developments in the Middle East, weather patterns and other economic fundamentals. It is possible that volatility will remain high. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTION "--QUALITATIVE DISCLOSURES REGARDING NON-TRADING RISK EXPOSURE" ON PAGE 66.

    The following was the only non-trading risk exposure of each partnership at September 30, 2001:

    FOREIGN CURRENCY BALANCES. Each partnership's primary foreign currency balances were in:

        SPECTRUM SELECT                SPECTRUM TECHNICAL               SPECTRUM STRATEGIC
-------------------------------  -------------------------------  -------------------------------
Australian dollars               British pounds                   British pounds
Euros                            Canadian dollars                 Swiss francs
Hong Kong dollars                Euros
Swiss francs                     Japanese yen

   SPECTRUM GLOBAL BALANCED             SPECTRUM CURRENCY               SPECTRUM COMMODITY
-------------------------------  -------------------------------  -------------------------------
Australian dollars               None                             None
British pounds
Euros

                              THE GENERAL PARTNER

    THE FOLLOWING UPDATES AND REPLACES THE SECOND PARAGRAPH UNDER THE CAPTION "THE GENERAL PARTNER" ON PAGE 66.


    The general partner is or has been the general partner and commodity pool operator for 35 commodity pools, including five other commodity pools which are exempt from certain disclosure requirements pursuant to CFTC Rule 4.7. As of September 30, 2001, the general partner had approximately $1.2 billion in aggregate net assets under management, making it one of the largest operators of commodity pools in the U.S. As of September 30, 2001, there were approximately 67,000 investors in the commodity pools managed by Demeter.



    THE FOLLOWING UPDATES AND REPLACES THE CHART UNDER THE SUB-CAPTION "--DESCRIPTION AND PERFORMANCE INFORMATION OF COMMODITY POOLS OPERATED BY THE GENERAL PARTNER" ON PAGE 69. THE FOOTNOTES ON PAGE 70 ARE AN INTEGRAL PART OF THE FOLLOWING CHART.

                         DEMETER MANAGEMENT CORPORATION
 CAPSULE SUMMARY OF PERFORMANCE INFORMATION REGARDING COMMODITY POOLS OPERATED (EXCEPT AS OTHERWISE INDICATED, BEGINNING JANUARY 1, 1996 THROUGH SEPTEMBER 30,
                                     2001)


                                                                                       CURRENT     CURRENT    CUMULATIVE
                                                                                        TOTAL     NET ASSET     RETURN
                                                   START    CLOSE      AGGREGATE      NET ASSET   VALUE PER     SINCE
FUND TYPE/FUND(1)                                 DATE(2)  DATE(3)  SUBSCRIPTION(4)   VALUE(5)     UNIT(6)   INCEPTION(7)
-----------------                                 -------  -------  ---------------  -----------  ---------  ------------
                                                                           $              $           $           %
PUBLICLY-OFFERED FUNDS WITH ONE ADVISOR
  WITHOUT "PRINCIPAL PROTECTION"
Columbia Futures Fund(11)                         Jul-83      N/A      29,276,299      8,297,614  3,170.46      223.52
DW Diversified Futures Fund L.P.                  Apr-88      N/A     206,815,107     83,438,037  1,225.37      385.85
DW Multi-Market Portfolio L.P.(12)                Sep-88      N/A     252,526,000      8,240,744  1,396.14       39.61
DW Diversified Futures Fund II L.P.               Jan-89      N/A      13,210,576      8,195,523  3,202.64      220.26
DW Diversified Futures Fund III L.P.              Nov-90      N/A     126,815,755     46,077,156  2,024.78      102.48
DW Portfolio Strategy Fund L.P.(13)               Feb-91      N/A     143,522,564     85,535,315  2,607.94      160.79
Morgan Stanley Dean Witter Charter DWFCM          Mar-94      N/A      74,512,082     40,722,831     17.65       76.50
  L.P.(14)
Morgan Stanley Dean Witter Charter Graham L.P.    Mar-99      N/A      38,965,847     42,790,135     14.49       44.90
Morgan Stanley Dean Witter Charter                Mar-99      N/A      40,824,938     30,066,571      9.59       (4.10)
  Millburn L.P.
Morgan Stanley Dean Witter Charter Welton L.P.    Mar-99      N/A      33,836,956     17,987,069      7.00      (30.00)
PUBLICLY-OFFERED FUNDS WITH MORE THAN ONE
  ADVISOR WITHOUT "PRINCIPAL PROTECTION"
DW Cornerstone Fund II(15)                        Jan-85      N/A      65,653,270     22,882,157  4,302.20      341.25
DW Cornerstone Fund III(15)                       Jan-85      N/A     137,132,762     28,530,937  3,254.65      233.81
DW Cornerstone Fund IV(15)                        May-87      N/A     168,114,264     95,087,819  5,466.39      460.66
DW Global Perspective Portfolio L.P.              Mar-92      N/A      67,424,535     11,665,035  1,084.38        8.44
DW World Currency Fund L.P.                       Apr-93      N/A     114,945,830     15,794,002  1,069.62        6.96
PUBLICLY-OFFERED FUNDS WITH ONE ADVISOR
  WITH "PRINCIPAL PROTECTION"
DW Principal Plus Fund L.P.(16)                   Feb-90      N/A     109,013,535     35,155,509  1,930.11       93.01
PUBLICLY-OFFERED FUNDS WITH MORE THAN ONE
  ADVISOR WITH "PRINCIPAL PROTECTION"
DW Principal Guaranteed Fund II L.P.              Mar-89   Mar-96     162,203,303      4,966,449  1,056.55        5.66
PRIVATELY-OFFERED FUNDS WITH ONE ADVISOR
  WITHOUT "PRINCIPAL PROTECTION"
Morgan Stanley Dean Witter/ Chesapeake L.P.       Nov-94      N/A      40,429,530     26,409,584  2,062.17      106.22
Morgan Stanley Dean Witter/JWH Futures            Feb-96      N/A      34,645,611     13,197,576  1,352.60       35.26
  Fund L.P.
Morgan Stanley Dean Witter/Mark J. Walsh &        May-01      N/A       5,335,000      5,583,560  1,045.53        4.55
  Company LP.
PRIVATELY-OFFERED FUND WITH MORE THAN ONE
  ADVISOR WITHOUT "PRINCIPAL PROTECTION"
Morgan Stanley Dean Witter/Market Street Futures  Oct-98      N/A      26,823,988     12,792,090    879.45      (12.06)
  Fund L.P.
Morgan Stanley Strategic Alternative Fund L.L.C.  May-00      N/A      32,675,734     38,879,114  1,176.13       17.61


                                                     WORST     WORST PEAK-
                                                   MONTHLY %    TO-VALLEY
FUND TYPE/FUND(1)                                 DRAWDOWN(8)  DRAWDOWN(9)
-----------------                                 -----------  -----------
                                                       %            %
PUBLICLY-OFFERED FUNDS WITH ONE ADVISOR
  WITHOUT "PRINCIPAL PROTECTION"
Columbia Futures Fund(11)                           (17.54)        (48.63)
                                                      4/86     7/83-12/86
DW Diversified Futures Fund L.P.                    (12.85)        (24.86)
                                                      5/90      5/95-6/96
DW Multi-Market Portfolio L.P.(12)                  (13.26)        (29.84)
                                                      2/96      5/95-6/96
DW Diversified Futures Fund II L.P.                 (13.41)        (25.62)
                                                      8/89      5/95-6/96
DW Diversified Futures Fund III L.P.                (13.62)        (27.00)
                                                      1/92      5/95-6/96
DW Portfolio Strategy Fund L.P.(13)                 (14.40)        (31.83)
                                                      1/92      7/99-9/00
Morgan Stanley Dean Witter Charter DWFCM            (12.87)        (22.84)
  L.P.(14)                                            1/95      7/94-1/95
Morgan Stanley Dean Witter Charter Graham L.P.      (10.66)        (17.06)
                                                      4/01      2/00-7/00
Morgan Stanley Dean Witter Charter                  (12.69)        (23.11)
  Millburn L.P.                                      10/99      7/99-7/00
Morgan Stanley Dean Witter Charter Welton L.P.      (10.93)        (34.40)
                                                      4/01      3/99-6/01
PUBLICLY-OFFERED FUNDS WITH MORE THAN ONE
  ADVISOR WITHOUT "PRINCIPAL PROTECTION"
DW Cornerstone Fund II(15)                          (11.74)        (32.70)
                                                      9/89     7/88-10/89
DW Cornerstone Fund III(15)                         (18.28)        (32.35)
                                                      2/89     2/89-10/89
DW Cornerstone Fund IV(15)                          (21.04)        (45.21)
                                                      9/89      7/89-9/89
DW Global Perspective Portfolio L.P.                (12.10)        (40.90)
                                                     10/99      8/93-1/95
DW World Currency Fund L.P.                          (9.68)        (46.04)
                                                      5/95      8/93-1/95
PUBLICLY-OFFERED FUNDS WITH ONE ADVISOR
  WITH "PRINCIPAL PROTECTION"
DW Principal Plus Fund L.P.(16)                      (7.48)        (13.08)
                                                      2/96      2/96-5/96
PUBLICLY-OFFERED FUNDS WITH MORE THAN ONE
  ADVISOR WITH "PRINCIPAL PROTECTION"
DW Principal Guaranteed Fund II L.P.                 (5.62)        (14.69)
                                                      1/91      8/89-4/92
PRIVATELY-OFFERED FUNDS WITH ONE ADVISOR
  WITHOUT "PRINCIPAL PROTECTION"
Morgan Stanley Dean Witter/ Chesapeake L.P.         (17.34)        (33.68)
                                                      5/99     9/98-10/00
Morgan Stanley Dean Witter/JWH Futures               (9.62)        (46.68)
  Fund L.P.                                          10/99      7/99-9/00
Morgan Stanley Dean Witter/Mark J. Walsh &           (4.60)         (7.26)
  Company LP.                                         5/01      5/01-6/01
PRIVATELY-OFFERED FUND WITH MORE THAN ONE
  ADVISOR WITHOUT "PRINCIPAL PROTECTION"
Morgan Stanley Dean Witter/Market Street Futures    (10.76)        (31.12)
  Fund L.P.                                           3/00      3/99-7/00
Morgan Stanley Strategic Alternative Fund L.L.C.     (3.54)         (3.54)
                                                      4/01           4/01

                                                                   COMPOUND ANNUAL RATES OF RETURN(10)
                                                  ---------------------------------------------------------------------

FUND TYPE/FUND(1)                                    2001        2000        1999        1998       1997        1996
-----------------                                 ----------  ----------  ----------  ----------  ---------  ----------
                                                      %           %           %           %           %          %
PUBLICLY-OFFERED FUNDS WITH ONE ADVISOR
  WITHOUT "PRINCIPAL PROTECTION"
Columbia Futures Fund(11)                              (0.22)       9.08       (8.54)      12.01      22.60       19.09
                                                   (9 months)
DW Diversified Futures Fund L.P.                        4.27       22.00      (11.14)       6.22      11.96       (2.66)
                                                   (9 months)
DW Multi-Market Portfolio L.P.(12)                      4.34       21.64       (8.77)       5.63      13.28       (6.76)
                                                   (9 months)
DW Diversified Futures Fund II L.P.                     4.12       20.33       (9.50)       5.22      11.28       (4.83)
                                                   (9 months)
DW Diversified Futures Fund III L.P.                    4.06       21.99      (10.56)       5.39      12.29       (4.73)
                                                   (9 months)
DW Portfolio Strategy Fund L.P.(13)                    (1.91)       9.87       (6.85)       9.46      11.28       25.50
                                                   (9 months)
Morgan Stanley Dean Witter Charter DWFCM                0.86       23.77       (9.21)       5.07      26.22        3.97
  L.P.(14)                                         (9 months)
Morgan Stanley Dean Witter Charter Graham L.P.         15.46       21.96        2.90
                                                   (9 months)             (10 months)
Morgan Stanley Dean Witter Charter                     (7.79)      12.07       (7.20)
  Millburn L.P.                                    (9 months)             (10 months)
Morgan Stanley Dean Witter Charter Welton L.P.        (14.63)      (8.17)     (10.70)
                                                   (9 months)             (10 months)
PUBLICLY-OFFERED FUNDS WITH MORE THAN ONE
  ADVISOR WITHOUT "PRINCIPAL PROTECTION"
DW Cornerstone Fund II(15)                             (2.65)      11.46       (5.42)      12.54      18.05       11.47
                                                   (9 months)
DW Cornerstone Fund III(15)                             7.15       (0.26)      (6.78)       9.13      10.24        8.24
                                                   (9 months)
DW Cornerstone Fund IV(15)                              1.73       14.74       (1.13)       6.80      38.41       12.97
                                                   (9 months)
DW Global Perspective Portfolio L.P.                    7.86        3.63       (9.83)      11.25      11.16        9.26
                                                   (9 months)
DW World Currency Fund L.P.                             1.21        6.36        2.65       (2.61)     39.35       12.97
                                                   (9 months)
PUBLICLY-OFFERED FUNDS WITH ONE ADVISOR
  WITH "PRINCIPAL PROTECTION"
DW Principal Plus Fund L.P.(16)                        (0.61)       6.96       (3.82)      10.54      15.39       (5.28)
                                                   (9 months)
PUBLICLY-OFFERED FUNDS WITH MORE THAN ONE
  ADVISOR WITH "PRINCIPAL PROTECTION"
DW Principal Guaranteed Fund II L.P.                                                                               1.00
                                                                                                              (3 months)
PRIVATELY-OFFERED FUNDS WITH ONE ADVISOR
  WITHOUT "PRINCIPAL PROTECTION"
Morgan Stanley Dean Witter/ Chesapeake L.P.            (3.42)       7.38       (3.48)      19.93      15.38       15.23
                                                   (9 months)
Morgan Stanley Dean Witter/JWH Futures                 13.46        9.78      (22.29)       4.04      13.66       18.17
  Fund L.P.                                        (9 months)                                                (11 months)
Morgan Stanley Dean Witter/Mark J. Walsh &             (4.55)
  Company LP.                                      (5 months)
PRIVATELY-OFFERED FUND WITH MORE THAN ONE
  ADVISOR WITHOUT "PRINCIPAL PROTECTION"
Morgan Stanley Dean Witter/Market Street Futures       (4.62)      (5.55)      (2.63)       0.26
  Fund L.P.                                        (9 months)                          (3 months)
Morgan Stanley Strategic Alternative Fund L.L.C.        8.03        8.87
                                                   (9 months)  (8 months)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                              THE TRADING ADVISORS

MORGAN STANLEY SPECTRUM SELECT L.P.


    1. EMC CAPITAL MANAGEMENT, INC.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT BY EMC CAPITAL MANAGEMENT, INC. IN THE FULL PARAGRAPH ON PAGE 73.



    As of September 30, 2001, EMC managed approximately $52.0 million of client assets pursuant to its Classic Program and approximately $55.7 million in all of its programs. These figures include notional funds.



    2. NORTHFIELD TRADING L.P.



    THE FOLLOWING UPDATES, THROUGH SEPTEMBER 30, 2001, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 77-78. THE TEXT PRECEDING CAPSULE A ON PAGE 76 AND THE FOOTNOTES ON PAGES 77-78 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.


                                                                       CAPSULE A

                            NORTHFIELD TRADING L.P.
                              DIVERSIFIED PROGRAM


    Name of commodity trading advisor: Northfield Trading L.P.
    Name of program: Diversified Program
    Inception of trading by commodity trading advisor: July 1989
    Inception of trading in program: July 1989
    Number of open accounts: 35
    Aggregate assets overall (excluding notional): $94,200,800
    Aggregate assets in program (excluding notional): $81,350,669
    Largest monthly drawdown past five years: (4.9)%--(January 1999)
    Largest monthly drawdown since inception: (11.6)%--(September 1992)
    Worst peak-to-valley drawdown past five years: (12.1)%--(18 months, February 1997-July 1998)
    Worst peak-to-valley drawdown since inception: (27.0)%--(14 months, December 1991-January 1993)
    2001 year-to-date return: (2.70)% (9 months)
    2000 annual return: 13.90%
    1999 annual return: 13.50%
    1998 annual return: 7.00%
    1997 annual return: 2.50%
    1996 annual return: 18.40%


                                                                     CAPSULE A-1

                            NORTHFIELD TRADING L.P.
                     PRO FORMA OF AN ACCOUNT FROM CAPSULE A
                              DIVERSIFIED PROGRAM


    Largest monthly drawdown past five years: (7.55)% - (January 1999)
    Largest monthly drawdown since inception: (17.03)% - (September 1992)
    Worst peak-to-valley drawdown past five years: (20.71)% - (17 months, March 1997 - July 1998)
    Worst peak-to-valley drawdown since inception: (36.61)% - (6 months, August 1992 - January 1993)
    2001 year-to-date return: (5.81)% (9 months)
    2000 annual return: 17.99%
    1999 annual return: 18.71%
    1998 annual return: 8.91%
    1997 annual return: 1.66%
    1996 annual return: 28.39%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    3. RABAR MARKET RESEARCH, INC.



    THE FOLLOWING UPDATES AND SUPPLEMENTS THE FIRST FULL PARAGRAPH ON PAGE 79.


    Mr. Izenman is also a managing partner of BRI Partners LLC, a venture capital firm for emerging hedge fund managers.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FIFTH FULL PARAGRAPH ON PAGE 79.



    As of September 30, 2001 Rabar was managing approximately $143 million of client assets pursuant to its trading program (notional funds included).



    THE FOLLOWING PARAGRAPH IS ADDED AFTER THE SECOND PARAGRAPH ON PAGE 82.



    While Sunrise Capital Management has traded foreign currencies in the interbank forward market, it has not previously traded other commodities on a forward basis. However, it may in the future also trade precious metals, industrial metals, energies, and other commodities on a forward basis with Morgan Stanley as the counterparty (in addition to trading these commodities on futures exchanges). Any such trading would be on a limited basis and would be done at the discretion of Sunrise Capital Management. The partnership will not hold the actual physical commodities because Sunrise Capital Management does not intend to take delivery of the underlying commodities on the forward contracts. As a result of these transactions, the risk factor "The unregulated nature of the forwards markets creates counterparty risks that do not exist in futures trading on exchanges" on page 11 should be read as applying not only to forward trades of currencies but also to forward trades of precious metals, industrial metals, energies, and other commodities. You should note that these contracts will not qualify as Section 1256 contracts as described in "Material Federal Income Tax Considerations--Gain or Loss on Trading Activity--Mark-to-Market" on page 138.



    4. SUNRISE CAPITAL MANAGEMENT, INC.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE THIRD PARAGRAPH ON PAGE 82.



    As of September 30, 2001 Sunrise Capital Management and Sunrise Capital Partners collectively managed approximately $104.5 million of client assets pursuant to the CIMCO Program and approximately $669.0 million of client assets in all of its programs (notional funds excluded).



    THE FOLLOWING REPLACES THE FINAL PARAGRAPH UNDER THE SUB-CAPTION"--OTHER TRADING PROGRAMS" ON PAGE 82.


    Presently the Currency Options Program only follows options on Swiss francs, British pounds, euros, and Japanese yen. Ongoing research will determine additional markets to be traded in the future as part of this program as well as a Diversified Options Program.

MORGAN STANLEY SPECTRUM TECHNICAL L.P.


    1. CAMPBELL & COMPANY, INC.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE SECOND FULL PARAGRAPH ON PAGE 86.



    As of September 30, 2001, Campbell was managing approximately $2.50 billion of client assets pursuant to the Financial Metals & Energy Large Portfolio and approximately $2.71 billion in all of its programs.


    THE FOLLOWING REPLACES THE FIRST PARAGRAPH ON PAGE 87.

    Campbell estimates that, based on the amount of margin required to maintain positions in the markets currently traded, aggregate margin for all positions held in a client's account will range between 5% and 30% of the account's net assets. From time to time, margin commitments may be above or below these ranges.

    2. CHESAPEAKE CAPITAL CORPORATION



    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--PRINCIPALS" ON PAGE 87.


    Braxton Glasgow, III is no longer a principal of Chesapeake.


    Warren K. Coleman, is the Chief Financial Officer and a Managing Director of Chesapeake. Mr. Coleman received a Master of Business in 1981 and Bachelor of Business Administration in 1979 from James Madison University. Mr. Coleman became a Certified Public Accountant in 1982 while working for the public accounting firm of Ernst and Young. From February 1982 until March 1998,
Mr. Coleman was employed by Philip Morris U.S.A. His job duties at Philip Morris included Plant Controller, Senior Manager responsible for Capital Evaluation and Financial Analysis and Senior Manager responsible for financial software integration. Mr. Coleman joined Chesapeake in March 1998 to direct its financial operations as Chief Financial Officer.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FIFTH PARAGRAPH ON PAGE 88.



    As of September 30, 2001, Chesapeake was managing approximately
$111 million of customer funds in the Diversified 2XL Program (notional funds excluded) and approximately $970 million of client assets (notional funds excluded).



    3. JOHN W. HENRY & COMPANY, INC.



    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--PRINCIPALS" ON PAGES 91-93.


    Mr. John W. Henry is also a principal of JWH Investment Management, Inc.

    Mr. E. Lyndon Tefft is also a principal of Global Capital Management
Limited.

    Mr. Ted A. Parkhill is a principal of JWH.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE NINTH FULL PARAGRAPH ON PAGE 93.



    As of September 30, 2001, JWH was managing approximately $87.3 million of client assets pursuant to its Original Investment Program, approximately $278.0 million of client assets pursuant to its Financial and Metals Portfolio and approximately $1.2 billion in all of its programs.



    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--OTHER INVESTMENT PROGRAMS OPERATED BY JWH" ON PAGES 96-98.


    - MULTIPLE STYLE programs involve the selection and allocation of assets among the other types of JWH investment programs on a discretionary basis. The Strategic Allocation Program and the Currency Strategic Allocation Program are the only programs offered in this category.

    The International Currency and Bond Portfolio was closed on June 30, 2001.

    THE CURRENCY STRATEGIC ALLOCATION PROGRAM. The Currency Strategic Allocation Program combines JWH's currency programs as well as the models for individual foreign exchange markets within JWH's non-currency programs to trade a broadly diversified portfolio of world currencies. Its objective is reduction of the volatility and risk of loss typically associated with investment in one JWH currency only investment program. Allocations among programs and the selection of models are made at the discretion of the Investment Policy Committee in a manner generally similar to that applied to the Strategic Allocation Program. However, the timing and methods used for allocations in this program may not correspond to allocation changes in the Strategic Allocation Program. Maximum exposure to any one currency market will be 30%; discretionary adjustments to position size in relation to account equity can range from 50% to 200% of standard trading levels set annually by the Investment Policy Committee.

MORGAN STANLEY SPECTRUM STRATEGIC L.P.


    1. ALLIED IRISH CAPITAL MANAGEMENT, LTD.



    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--PRINCIPALS" ON PAGES 99-100.


    Neil Ramsey is no longer a Director of Allied Irish.

    John O'Donnell became a non-executive director of Allied Irish in March 2001. He is Head of Investment Banking in the Capital Markets Division of the AIB Group, a position he was appointed to in March 2001. Prior to this appointment he was Managing Director of AIB International Financial Services Limited, a subsidiary of the AIB Group, from January 1994 to December 1996 and was Managing Director of AIB Corporate Finance Limited, another subsidiary of the AIB Group, from December 1996 to March 2001. Mr. O'Donnell is a Fellow of both the Chartered Institute of Management Accountants and the Chartered Association of Certified Accountants.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE EIGHTH PARAGRAPH ON PAGE 101.



    As of September 30, 2001, Allied Irish was managing approximately
$380 million of client assets pursuant to the Worldwide Financial Futures Program and approximately $585 million of client assets in all of its programs (including notional funds).



    THE FOLLOWING UPDATES, THROUGH SEPTEMBER 30, 2001, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 103-104. THE TEXT PRECEDING THE CAPSULES ON
PAGE 102 AND THE FOOTNOTES ON PAGES 103-104 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.


                                                                       CAPSULE A

                     ALLIED IRISH CAPITAL MANAGEMENT, LTD.
                      WORLDWIDE FINANCIAL FUTURES PROGRAM


        Name of commodity trading advisor: Allied Irish Capital
Management, Ltd.
       Name of program: Worldwide Financial Futures Program
       Inception of trading by commodity trading advisor: November 1993 Inception of trading in program: November 1993
       Number of open accounts: 16
       Aggregate assets overall (including notional funds): $585 million Aggregate assets in program (including notional funds): $380 million Largest monthly drawdown: (1.05%)--(November 1998)
       Worst peak-to-valley drawdown: (1.25)%--(2 months, October 1998-November
1998)
       2001 year-to-date return: 3.44% (9 months)
       2000 annual return: 5.40%
       1999 annual return: 4.55%
       1998 annual return: 5.06%
       1997 annual return: 8.86%
       1996 annual return: 12.39%


                                                                     CAPSULE A-1

                     ALLIED IRISH CAPITAL MANAGEMENT, LTD.
                     PRO FORMA OF AN ACCOUNT FROM CAPSULE A
                      WORLDWIDE FINANCIAL FUTURES PROGRAM


        Largest monthly drawdown: (6.11)% - (February 2000)
       Worst peak-to-valley drawdown: (21.54)% - (October 1998-October 2000) 2001 year-to-date return: (1.66)% (9 months)
       2000 annual return: (4.55)%
       1999 annual return: (3.64)%
       1998 annual return: (0.96)%
       1997 annual return: 15.05%
       1996 annual return: 32.42%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING REPLACES THE SUB-HEADING AND THE INFORMATION CONTAINED IN THE FIRST PARAGRAPH UNDER THE SUB-CAPTION "--2. BLENHEIM INVESTMENTS, INC." ON
PAGE 104.

    2. BLENHEIM CAPITAL MANAGEMENT, L.L.C.

    Blenheim Capital Management, L.L.C. is a Delaware limited liability company which was formed to provide commodity trading advisory services to clients. Through a corporate reorganization in July 2001, Blenheim Capital was merged with Blenheim Investments, Inc., a New Jersey corporation. The ownership and capitalization of Blenheim Capital are materially the same as those which existed in Blenheim Investments. Additionally, Blenheim Capital succeeds to all the assets and obligations of its predecessor. Blenheim Capital is registered with the Commodity Futures Trading Commission as a commodity trading advisor and commodity pool operator, effective March 2, 1989, and is a member of the National Futures Association. Blenheim Capital's address and telephone number are: Post Office Box 7242, Two Worlds Fair Drive, Somerset, New Jersey 08875-7242; (732) 302-0238.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE LAST PARAGRAPH ON PAGE 105.



    As of September 30, 2001, Blenheim was managing approximately $32 million of client assets pursuant to its trading program.



    3. ECLIPSE CAPITAL MANAGEMENT, INC.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE SIXTH FULL PARAGRAPH ON PAGE 107.



    As of September 30, 2001, Eclipse was managing approximately $284 million of client assets pursuant to its trading program (notional funds included).

    THE FOLLOWING UPDATES, THROUGH SEPTEMBER 30, 2001, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 109-110. THE TEXT PRECEDING THE CAPSULES ON
PAGE 108 AND THE FOOTNOTES ON PAGES 109-110 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.


                                                                       CAPSULE A

                        ECLIPSE CAPITAL MANAGEMENT, INC.
                            GLOBAL MONETARY PROGRAM


            Name of commodity trading advisor: Eclipse Capital Management, Inc. Name of program: Global Monetary Program
          Inception of trading by commodity trading advisor: April 1986 Inception of trading in program: August 1990
          Number of open accounts: 13
          Aggregate assets overall (excluding notional): $265,054,183
          Aggregate assets overall (including notional): $284,089,866
          Aggregate assets in program (excluding notional): $265,054,183 Aggregate assets in program (including notional): $284,089,866
          Largest monthly drawdown: (11.95)% - (April 1998)
          Worst peak-to-valley drawdown: (34.47)% - (14 months, September 1999 - October 2000)
          2001 year-to-date return: (2.17)% (9 months)
          2000 annual return: 4.51%
          1999 annual return: 12.30%
          1998 annual return: 5.03%
          1997 annual return: 15.93%
          1996 annual return: 30.68%


                                                                     CAPSULE A-1

                        ECLIPSE CAPITAL MANAGEMENT, INC.
                             PRO FORMA OF CAPSULE A
                    GLOBAL MONETARY PROGRAM AT 150% LEVERAGE


            Largest monthly drawdown: (16.38)% - (April 1998)
          Worst peak-to-valley drawdown: (39.23)% - (13 months, October 1999 - October 2000)
          2001 year-to-date return: (9.21)% (9 months)
          2000 annual return: (1.78)%
          1999 annual return: 14.98%
          1998 annual return: 2.88%
          1997 annual return: 21.50%
          1996 annual return: 44.63%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.


    THE FOLLOWING DISCLOSURE IS ADDED AFTER THE SECOND PARAGRAPH UNDER THE SUB-CAPTION
"--RXR, INC." ON PAGE 110.


    On May 31, 2001, SSARIS Advisors, LLC, a Delaware limited liability company, acquired certain assets of RXR. SSARIS is a joint venture between State Street Global Alliance LLC, a limited liability company which is majority owned by State Street Global Advisors, Inc., and RTH Partners LLC, a limited liability company owned by the principals of The RXR Group, Inc. State Street Global Advisors, Inc. is a wholly-owned subsidiary of State Street Corporation. SSARIS is affiliated with State Street Global Advisors, the investment management division of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation.

    The management team of RXR will manage the day-to-day business and operations of SSARIS. It is anticipated that SSARIS will begin acting as a substitute trading advisor of Spectrum Global Balanced in the very near future. SSARIS has acquired rights to RXR's trading program, and no change of strategy is contemplated for Spectrum Global Balanced.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE EIGHTH PARAGRAPH ON PAGE 111.



    As of September 30, 2001, RXR was managing approximately $298.3 million of client assets pursuant to its Balanced Portfolio Program and approximately $371.5 million in all of its programs.


MORGAN STANLEY SPECTRUM CURRENCY L.P.


    1.  JOHN W. HENRY & COMPANY, INC.



    THE FOLLOWING UPDATES, THROUGH SEPTEMBER 30, 2001, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 112-115. THE TEXT PRECEDING THE CAPSULES ON
PAGE 112 AND THE FOOTNOTES ON PAGES 116-118 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.


                         JOHN W. HENRY & COMPANY, INC.
                     INTERNATIONAL FOREIGN EXCHANGE PROGRAM


       Name of commodity trading advisor: John W. Henry & Company, Inc.
       Name of program: International Foreign Exchange Program
       Inception of client account trading by commodity trading advisor: October 1982
       Inception of client account trading in program: August 1986
       Number of open accounts: 5
       Aggregate assets overall: $1.2 billion
       Aggregate assets in program: $95.2 million
       Largest monthly drawdown: (8.3)% - (May 1997)
       Worst peak-to-valley drawdown: (19.0)% - (September 1998 - October 1999) 2001 year-to-date return: 7.2% (9 months)
       2000 annual return: 16.5%
       1999 annual return: (5.1)%
       1998 annual return: 13.9%
       1997 annual return: 71.1%
       1996 annual return: 3.7%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                     JOHN W. HENRY & COMPANY, INC. PROGRAMS


                      JANUARY 1, 1996 - SEPTEMBER 30, 2001


                JWH BEGAN TRADING CLIENT CAPITAL IN OCTOBER 1982


                                                                                                           GLOBAL
                                                               FINANCIAL AND     ORIGINAL INVESTMENT     DIVERSIFIED
                                                              METALS PORTFOLIO         PROGRAM            PORTFOLIO
NAME OF PROGRAM:                                              ----------------   -------------------   ---------------
Inception of Client Account Trading in Program:                October 1984         October 1982          June 1988

Number of Open Accounts:                                            17                   11                   3

Assets Managed in Program:                                    $278.0 million       $87.3 million        $24.8 million

Assets Managed in JWH:                                         $1.2 billion         $1.2 billion        $1.2 billion

                                                                  (10.1)%             (15.8)%              (15.0)%
Worst Monthly Decline on an Individual Account Basis:             (2/96)               (4/01)              (10/99)

                                                                  (47.9)%             (33.4)%              (32.8)%
Worst Peak-to-Valley Decline on an Individual Account Basis:   (10/98-9/00)         (5/99-9/00)         (8/99-10/00)

                                                                     %                   %                    %
                                                               --------------     -----------------    ---------------

2001 Compound Period Return (9 months):                            16.0                (9.3)                 0.2

2000 Compound Annual Rate of Return:                               13.0                 3.4                 16.4

1999 Compound Annual Rate of Return:                              (18.7)               (10.7)              (11.9)

1998 Compound Annual Rate of Return:                                7.2                 10.8                23.5

1997 Compound Annual Rate of Return:                               15.2                 5.7                  3.3

1996 Compound Annual Rate of Return:                               29.7                 22.6                26.9

                                                                                                             JWH GLOBAL-
                                                                                                   ANALYTICS-REGISTERED TRADEMARK-
                                                              GLOBAL FINANCIAL    G-7 CURRENCY                FAMILY OF
                                                                 PORTFOLIO          PORTFOLIO                 PROGRAMS*
NAME OF PROGRAM:                                              ----------------   ---------------   -------------------------------
Inception of Client Account Trading in Program:                  June 1994        February 1991          June 1997
Number of Open Accounts:                                             1                  3                    2
Assets Managed in Program:                                     $6.7 million       $21.3 million        $32.4 million
Assets Managed in JWH:                                         $1.2 billion       $1.2 billion          $1.2 billion
                                                                  (10.6)%            (10.1)%               (8.2)%
Worst Monthly Decline on an Individual Account Basis:             (11/98)            (11/98)               (4/01)
                                                                  (26.6)%            (16.0)%              (13.1)%
Worst Peak-to-Valley Decline on an Individual Account Basis:    (7/99-9/00)       (5/00-11/00)          (4/01-7/01)
                                                                     %                  %                    %
                                                              ---------------    ---------------           --------------
2001 Compound Period Return (9 months):                             2.2                1.4                 (1.5)

2000 Compound Annual Rate of Return:                               25.0                8.1                  22.7

1999 Compound Annual Rate of Return:                                1.4               20.7                  N/A

1998 Compound Annual Rate of Return:                                9.9               (4.8)                (3.6)
                                                                                                         (5 mos.)
1997 Compound Annual Rate of Return:                                4.9               21.0                  17.6
                                                                                                          (7 mos.)
1996 Compound Annual Rate of Return:                               32.4               14.5                  N/A

                                                                            JWH
                                                                          GLOBAL
                                                              ANALYTICS-REGISTERED TRADEMARK-
                                                                           99**
NAME OF PROGRAM:                                              -------------------------------
Inception of Client Account Trading in Program:                     March 1999
Number of Open Accounts:                                                1
Assets Managed in Program:                                         $8.6 million
Assets Managed in JWH:                                             $1.2 billion
                                                                      (9.4)%
Worst Monthly Decline on an Individual Account Basis:                (10/99)
                                                                     (16.3)%
Worst Peak-to-Valley Decline on an Individual Account Basis:       (7/99-4/00)
                                                                        %
                                                                      --------------
2001 Compound Period Return (9 months):                               (0.3)
                                                                   (9/27-9/30)
2000 Compound Annual Rate of Return:                                  (2.9)
                                                                     (9 mos.)
1999 Compound Annual Rate of Return:                                  (7.5)
                                                                    (10 mos.)
1998 Compound Annual Rate of Return:                                   N/A

1997 Compound Annual Rate of Return:                                   N/A

1996 Compound Annual Rate of Return:                                   N/A


---------------------------

*This performance data is only through May 7, 1998. The program continues to operate, but only as a portion of a special JWH multi-program trading strategy.

**In October 2000 the account had a large addition which increased its size to a level consistent with the trading size of the Global Analytics Family of Programs account.

The Notes to JWH's Programs on pages 116 to 118 are an integral part of this table.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                     JOHN W. HENRY & COMPANY, INC. PROGRAMS

                JWH BEGAN TRADING CLIENT CAPITAL IN OCTOBER 1982

                                                                                  DELEVERED YEN
                                                                                   DENOMINATED
                         THE WORLD FINANCIAL                     WORLDWIDE BOND   FINANCIAL AND
                             PERSPECTIVE       DOLLAR PROGRAM*      PROGRAM*      METALS PROFILE   INTERRATE-TM-         SAP
NAME OF PROGRAM:         -------------------   ---------------   --------------   --------------   --------------   --------------
Inception of Client                                                               October 1995;    December 1988;
  Account Trading in                                                              ceased trading   ceased trading
  Program:                   April 1987          July 1996         July 1996          12/96             7/96             7/96

Number of Open
  Accounts:                       1                  0                 0                0                0                8

Assets Managed in
  Program:                  $2.5 million             $0                $0               $0               $0         $607.4 million

Assets Managed in JWH:      $1.2 billion        $1.2 billion      $1.2 billion     $1.2 billion     $1.2 billion     $1.2 billion

Worst Monthly Decline          (10.8)%             (8.4)%            (3.8)%           (3.2)%           (2.3)%           (9.8)%
  on an Individual             (6/01)              (5/97)            (4/97)           (2/96)           (7/96)           (4/01)
  Account Basis:

Worst Peak-to-Valley           (30.7)%            (11.6)%            (6.2)%           (5.1)%           (2.3)%           21.7%
  Decline on an              (5/99-7/00)        (5/97-9/97)       (12/96-5/97)     (2/96-8/96)         (7/96)        (7/99-7/00)
  Individual Account
  Basis:

                                  %                  %                 %                %                %                %
                           -----------------   --------------    --------------   --------------   --------------   --------------

2001 Compound Period            (9.3)                                                                                    2.5
  Return:                     (9 mos.)              N/A               N/A              N/A              N/A            (9 mos.)

2000 Compound Annual
  Rate of Return:                4.9                N/A               N/A              N/A              N/A              20.3

1999 Compound Annual
  Rate of Return
  (11 months):                  (1.6)               N/A               N/A              N/A              N/A             (1.5)

1998 Compound Annual                               (4.9)             (0.4)
  Rate of Return:                7.2              (5 mos.)          (5 mos.)           N/A              N/A              17.0

1997 Compound Annual
  Rate of Return:               10.4                6.8               9.5              N/A              N/A              13.3

1996 Compound Annual                                10.6              17.8                              5.8              25.5
  Rate of Return:               40.9              (6 mos.)          (6 mos.)           9.4            (7 mos.)         (6 mos.)


                         INTERNATIONAL CURRENCY
                         AND BOND PORTFOLIO***
NAME OF PROGRAM:         ----------------------
Inception of Client
  Account Trading in
  Program:                    January 1993
Number of Open
  Accounts:                        0
Assets Managed in
  Program:                         0
Assets Managed in JWH:        $1.2 billion
Worst Monthly Decline           (12.7)%
  on an Individual               (9/00)
  Account Basis:
Worst Peak-to-Valley            (28.5)%
  Decline on an               (7/99-9/00)
  Individual Account
  Basis:
                                   %
                           --------------------
2001 Compound Period              1.9
  Return:                       (6 mos.)
2000 Compound Annual
  Rate of Return:                 5.6
1999 Compound Annual
  Rate of Return
  (11 months):                    2.3
1998 Compound Annual
  Rate of Return:                 16.1
1997 Compound Annual
  Rate of Return:                 17.0
1996 Compound Annual
  Rate of Return:                 19.9


               ----------------------------------------------------

               *  This performance data is only through May 7, 1998.
                The program continues to operate, but only as a portion of a special JWH multi-program trading strategy.

               *** This performance data is only through 6/30/01 since
                the program ceased trading upon that date.

               The Notes to JWH's Programs on pages 116 to 118 are an integral part of this table.

                  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF
                                   FUTURE RESULTS.

                     JOHN W. HENRY & COMPANY, INC. PROGRAMS
                JWH BEGAN TRADING CLIENT CAPITAL IN OCTOBER 1982
                            YEN FINANCIAL PORTFOLIO
          INCEPTION OF CLIENT ACCOUNT TRADING IN PROGRAM: JANUARY 1992
                           NUMBER OF OPEN ACCOUNTS: 0
                         ASSETS MANAGED IN PROGRAM: $0
                      ASSETS MANAGED BY JWH: $1.2 BILLION



                                          AGGREGATE                 COMPOUND          WORST                WORST
                        INCEPTION OF       ASSETS                  ANNUAL RATE       MONTHLY          PEAK-TO-VALLEY
     ACCOUNT NO.          TRADING      AUGUST 31, 1999              OF RETURN        DECLINE              DECLINE
---------------------   ------------   ---------------          -----------------  ------------   -----------------------
                                                                  %                %                %
          1                1/92        closed - 3/97     1997:   (3.3)   (3 mos.)  (6.1) (5/96)   (30.5)    (4/95 - 7/96)
                                                         1996:   (8.5)
          2                1/93        closed - 1/97     1997:   (0.1)    (1 mo.)  (6.2) (5/96)   (29.0)    (4/95 - 7/96)
                                                         1996:   (9.9)
          3                1/94        closed - 1/97     1997:   (2.4)    (1 mo.)  (5.9) (5/96)   (26.6)    (4/95 - 7/96)
                                                         1996:  (10.9)
          4                6/94        closed - 3/97     1997:    1.4    (3 mos.)  (4.9) (5/96)   (22.3)    (4/95 - 7/96)
                                                         1996:   (0.6)
          5                8/94        closed - 3/97     1997:   (2.4)   (3 mos.)  (5.9) (5/96)   (30.4)    (4/95 - 7/96)
                                                         1996:   (6.0)
          6                1/95        closed - 3/97     1997:   (3.7)   (3 mos.)  (6.6) (5/96)   (35.5)    (4/95 - 7/96)
                                                         1996:  (13.5)
          7                3/94        closed - 3/97     1997:    4.0    (3 mos.)  (6.7) (7/96)   (15.9)    (2/96 - 7/96)
                                                         1996:    7.8
         13                12/92       closed - 3/96     1996:   (4.1)   (3 mos.)  (3.6) (3/96)    (6.0)    (1/96 - 3/96)
         17                12/92       closed - 1/96     1996:    0.3     (1 mo.)      N/A                N/A
         18                3/94        closed - 4/96     1996:   (6.3)   (4 mos.)  (4.4) (3/96)   (18.5)    (4/95 - 4/96)
         19                12/94       closed - 4/96     1996:   (7.8)   (4 mos.)  (5.2) (3/96)   (21.1)    (4/95 - 4/96)


               The Yen Financial Portfolio closed in March 1997.

---------

The Notes to JWH's programs on pages 116 to 118 are an integral part of this table.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    2. SUNRISE CAPITAL PARTNERS, LLC



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FOURTH PARAGRAPH ON PAGE 119.



    As of September 30, 2001 Sunrise Capital Partners was managing approximately $73.0 million of client assets pursuant to the Currency Program and approximately $669.0 million of client assets in all of its programs (notional funds excluded).



    THE FOLLOWING UPDATES, THROUGH SEPTEMBER 30, 2001, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 120-121. THE TEXT PRECEDING THE CAPSULES ON
PAGE 119 AND THE FOOTNOTES ON PAGES 121-122 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.


                            SUNRISE CAPITAL PARTNERS
                                CURRENCY PROGRAM
               (Calculations based on Fully-Funded Subset Method)


       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise Currency Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: October 1985
       Number of open accounts: 5
       Aggregate assets overall: $669.0 million
       Aggregate assets in program: $73.0 million
       Largest monthly drawdown: (7.23)% - (February 1996)
       Worst peak-to-valley drawdown: (18.61)% - (July 1997 - July 1999) 2001 year-to-date return: (4.2)% (9 months)
       2000 annual return: 15.5%
       1999 annual return: 6.3%
       1998 annual return: (1.9)%
       1997 annual return: 10.9%
       1996 annual return: 20.2%


                            SUNRISE CAPITAL PARTNERS
                      CIMCO~DIVERSIFIED FINANCIAL PROGRAM


       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise CIMCO~Diversified Financial Program Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: October 1990
       Number of open accounts: 2
       Aggregate assets overall: $669.0 million
       Aggregate assets in program: $104.5 million
       Largest monthly drawdown: (10.50)% - (2/96)
       Worst peak-to-valley drawdown: (18.26)% - (October 1998 - July 2000) 2001 year-to-date return: 20.1% (9 months)
       2000 annual return: 11.0%
       1999 annual return: (0.6)%
       1998 annual return: 7.7%
       1997 annual return: (3.0)%
       1996 annual return: 26.1%


                            SUNRISE CAPITAL PARTNERS
                              DIVERSIFIED PROGRAM
               (Calculations based on Fully-Funded Subset Method)


       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise Diversified Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: June 1980
       Number of open accounts: 11
       Aggregate assets overall: $669.0 million
       Aggregate assets in program: $59.7 million
       Largest monthly drawdown: (9.79)% - (February 1996)
       Worst peak-to-valley drawdown: (21.65)% - (July 1999 - June 2000) 2001 year-to-date return: 21.8% (9 months)
       2000 annual return: 12.6%
       1999 annual return: 5.8%
       1998 annual return: 16.9%
       1997 annual return: 11.3%
       1996 annual return: 21.7%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            SUNRISE CAPITAL PARTNERS
                          EXPANDED DIVERSIFIED PROGRAM
               (Calculations based on Fully-Funded Subset Method)


       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise Expanded Diversified Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: January 1989
       Number of open accounts: 15
       Aggregate assets overall: $669.0 million
       Aggregate assets in program: $431.8 million
       Largest monthly drawdown: (8.20)% - (April 2001)
       Worst peak-to-valley drawdown: (21.15)% - (October 1998 - July 2000) 2001 year-to-date return: 17.0% (9 months)
       2000 annual return: 8.2%
       1999 annual return: 4.4%
       1998 annual return: 25.8%
       1997 annual return: 20.7%
       1996 annual return: 19.3%


                            SUNRISE CAPITAL PARTNERS
                               SHORT-TERM PROGRAM


       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Short-Term Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: September 2000
       Number of open accounts: 0
       Aggregate assets overall: $669.0 million
       Aggregate assets in program: $0 million
       Largest monthly drawdown: (6.7)% - (January 2001)
       Worst peak-to-valley drawdown: (6.7)% - (January 2001 - May 2001) 2001 year-to-date return: (1.8)% (5 months)
       2000 annual return: 14.4% (4 months)


                            SUNRISE CAPITAL PARTNERS
                            CURRENCY OPTIONS PROGRAM


       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Currency Options Program
       Inception of trading by commodity trading advisor: June 1980
       Inception of trading in program: September 2000
       Number of open accounts: 3
       Aggregate assets overall: $669.0 million
       Aggregate assets in program: $62.4 million (notional funds included) Largest monthly drawdown: (5.80)% - (September 2000)
       Worst peak-to-valley drawdown: (5.80)% - (September 2000 - November 2000) 2001 year-to-date return: 4.3% (9 months)
       2000 annual return: 3.2% (4 months)


           PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

MORGAN STANLEY SPECTRUM COMMODITY L.P.

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--MORGAN STANLEY DEAN WITTER COMMODITIES MANAGEMENT INC." ON PAGES 122-123.

    Effective September 28, 2001, Morgan Stanley Dean Witter Commodities Management Inc. changed its name to Morgan Stanley Commodities Management Inc.

    Wayne D. Peterson is currently an Executive Director of Morgan Stanley.

                                   LITIGATION


    THE FOLLOWING UPDATES AND SUPPLEMENTS THE SECOND PARAGRAPH UNDER "LITIGATION" ON PAGE 127.


    In April 2001, the Appellate Division of New York State dismissed the class action. Because plaintiffs did not exercise their right to appeal any further, this dismissal constituted a final resolution of the case.

    THE FOLLOWING IS ADDED BEFORE THE FIRST FULL PARAGRAPH ON PAGE 128.

    On April 6, 2000, Morgan Stanley, along with 16 other firms, entered into an industry-wide settlement with the SEC, IRS and the Department of Justice (intervening on behalf of a QUI TAM plaintiff) to resolve litigation and investigations relating to "yield burning" allegations. At the core of the "yield burning" litigation and investigations were allegations that, from 1990 to 1994, escrow providers excessively marked up securities sold to escrow accounts in connection with advance refunding transactions on behalf of municipal bond issuers. The practice was alleged to benefit the escrow provider to the detriment of either the United States Treasury or the municipal issuer. The industry-wide settlement required 17 firms to pay a total of over $139 million (over $120 million to the United States Treasury and over $18 million directly to municipal issuers). Without admitting or denying any wrongdoing, Morgan Stanley consented to the entry of an order directing that it cease and desist from violating Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and requiring it to pay $2.45 million to the United States Treasury. No payment to municipal issuers was required.

    On August 21, 2001 without admitting or denying any violation, Morgan Stanley & Co. Incorporated consented to the entry of a conclusion that: the Chicago Board of Trade Business Conduct Committee had reason to believe that the firm had violated regulation 9B.11 by virtue of regulation 9B.07, in that Morgan Stanley employees entered orders into the a/c/e trading platform without inputting their own user ids; and regulation 480.10, in that Morgan Stanley failed to ensure compliance by its employees with exchange regulation 9B.11. In addition, Morgan Stanley paid a $20,000 fine to the Chicago Board of Trade.

                      WHERE YOU CAN FIND MORE INFORMATION

    THE FOLLOWING REPLACES THE INFORMATION UNDER "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 143.

    The partnerships filed registration statements relating to the units registered with the SEC. This prospectus is part of the registration statements, but the registration statements include additional information.

    You may read any of the registration statements, or obtain copies by paying prescribed charges, at the SEC's public reference rooms located at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, 233 Broadway, New York, New York 10279, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. For further information on the public reference rooms, please call the SEC at 1-800-SEC-0330. The registration statements are also available to the public from the SEC's Web site at "http://www.sec.gov."

                 (This page has been left blank intentionally.)

                                    PART TWO
                      STATEMENT OF ADDITIONAL INFORMATION
                              POTENTIAL ADVANTAGES

NOTICE TO INVESTORS

    The benchmark Public Managed Futures Funds Index used throughout this Part Two was originally developed and compiled by Managed Account Reports LLC and was sold, along with MAR's database operations, to Zurich Capital Markets Inc., on March 22, 2001. Accordingly, the index formerly referred to as the MAR Index will hereafter be referred to as the Zurich Index.


    THE FOLLOWING TABLE UPDATES AND REPLACES THROUGH SEPTEMBER 30, 2001, THE "ANNUAL RETURNS OF VARIOUS ASSET CLASSES OVER TIME" TABLE ON PAGE 151. THE NOTES ON PAGES 151-152 ARE AN INTEGRAL PART OF THE FOLLOWING TABLE.


               ANNUAL RETURNS OF VARIOUS ASSET CLASSES OVER TIME


                           U.S. TREASURY                                                                        PUBLIC
                  U.S.     BONDS (LEHMAN     U.S. CORPORATE       NON-U.S.                      MANAGED        MANAGED
                 STOCKS      BROTHERS             BONDS            STOCKS      GLOBAL STOCKS    FUTURES     FUTURES FUNDS
                (S&P 500     TREASURY      (SALOMON C DEG.ORP.   (MSCI EAFE     (MSCI WORLD     (BARCLAY    (ZURICH PUBLIC
                 INDEX)     BOND INDEX)        BOND INDEX)         INDEX)         INDEX)       CTA INDEX)    FUND INDEX)
                --------   -------------   -------------------   -----------   -------------   ----------   --------------
                   %           %                %                   %              %              %             %
    1980......     32.5       N/A                  (2.7)             24.4           27.7          63.7         N/A
    1981......     (4.9)         1.1               (1.2)             (1.0)          (3.3)         23.9         N/A
    1982......     21.5         41.1               42.5              (0.8)          11.3          16.7         N/A
    1983......     22.6          1.8                6.3              24.6           23.3          23.8         N/A
    1984......      6.3         14.7               16.9               7.9            5.8           8.7            1.4
    1985......     31.7         32.0               30.1              56.7           41.8          25.5           21.9
    1986......     18.7         24.2               19.9              69.9           42.8           3.8          (14.4)
    1987......      5.3         (2.7)              (0.3)             24.9           16.8          57.3           43.1
    1988......     16.6          9.1               10.7              28.6           23.9          21.8            7.3
    1989......     31.7         18.9               16.2              10.8           17.2           1.8            4.7
    1990......     (3.1)         4.6                6.8             (23.2)         (16.5)         21.0           14.2
    1991......     30.5         17.9               19.9              12.5           19.0           3.7           10.0
    1992......      7.6          7.8                9.4             (11.8)          (4.7)         (0.9)          (1.4)
    1993......     10.1         16.4               13.2              32.9           23.1          10.4           10.7
    1994......      1.3         (6.9)              (5.8)              8.1            5.6          (0.7)          (7.7)
    1995......     37.6         30.7               27.2              11.6           21.3          13.7           13.9
    1996......     23.0         (0.4)               1.3               6.4           14.0           9.1            9.8
    1997......     33.4         14.9               11.6               2.1           16.2          10.9            7.6
    1998......     28.6         13.5               12.5              20.3           24.8           7.0            7.9
    1999......     21.0         (8.7)              (6.6)             27.3           25.3          (1.2)          (1.4)
    2000......     (9.1)        20.1               10.7             (14.0)         (12.9)          7.9            4.7
    2001*.....    (20.4)         6.6                9.8             (26.7)         (23.3)          2.2            2.4


---------


*  Through September 30, 2001


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.


    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH SEPTEMBER 30, 2001, THE "CORRELATION ANALYSIS" CHARTS ON PAGES 153-155.


    The following charts were prepared by the general partner to illustrate the correlation of the performance results of each partnership to that of the S & P 500 Index and the Salomon Corporate
Bond Index. A pro forma of the trading program for Spectrum Currency was used rather than the actual performance results of the partnership because of that partnership's limited operating history. The performance results of the pro forma used for Spectrum Currency were based on the performance results of Cornerstone IV, which is another currency-only fund operated by the general partner and traded by

JWH and Sunrise, the same trading advisors that trade for Spectrum Currency. The pro forma reflects adjustments made for the leverage employed by each trading advisor, and for the actual interest income, brokerage, management, and incentive fees payable by Spectrum Currency. Investors are cautioned that the performance information set forth in the following charts is not necessarily indicative of, and may have no bearing on, any trading results that may be attained by a partnership in the future.

                                      [CHART]


         Data: 122 months of trading from August 1991 through September 2001 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).


                                     [CHART]


         Data: 83 months of trading from November 1994 through September 2001 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                    [CHART]


         Data: 83 months of trading from November 1994 through September 2001 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).


                                    [CHART]


         Data: 83 months of trading from November 1994 through September 2001 *During one month the monthly returns of Spectrum Global Balanced and the Salomon Corporate Bond Index were both unchanged.
         Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                    [CHART]


         Data: 173 months of trading from May 1987 through September 2001 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).


                                    [CHART]


         Data: 45 months of trading from January 1998 through September 2001 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHART UPDATES AND REPLACES THROUGH SEPTEMBER 30, 2001, THE "MANAGED FUTURES VS. STOCKS" CHART ON PAGE 156. THE NOTES ON PAGE 157 ARE AN INTEGRAL PART OF THE FOLLOWING CHART.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Managed Futures vs. Stocks 12-Month Holding Period Performance

        STOCKS   MANAGED FUTURES
JAN-80   6.20%       29.26%
FEB-80   0.00%        1.41%
MAR-80  -9.70%        4.43%
APR-80   4.60%       -2.13%
MAY-80   5.10%        3.48%
JUN-80   3.20%        3.05%
Jul-80    7.00%           11.44%
Aug-80    1.00%            0.94%
Sep-80    2.90%            0.67%
Oct-80    2.00%            1.19%
Nov-80   10.70%           -0.25%
Dec-80   -3.00%            0.24%
Jan-81   -4.20%            5.25%
Feb-81    1.70%            0.78%
Mar-81    4.00%           -3.98%
Apr-81   -1.90%            1.22%
May-81    0.30%            3.56%
Jun-81   -0.60%           16.46%
Jul-81    0.20%           -2.73%
Aug-81   -5.80%            3.05%
Sep-81   -4.90%           -2.57%
Oct-81    5.40%           -2.25%
Nov-81    4.10%            6.71%
Dec-81   -2.60%           -2.18%
Jan-82   -1.30%            1.67%
Feb-82   -5.60%            3.05%
Mar-82   -0.50%            7.34%
Apr-82    4.50%           -0.74%
May-82   -3.40%            3.16%
Jun-82   -1.50%            6.82%
Jul-82   -1.80%           -9.12%
Aug-82   12.10%            4.30%
Sep-82    1.20%            9.39%
Oct-82   11.50%           -3.09%
Nov-82    4.00%           -4.91%
Dec-82    1.90%           -0.73%
Jan-83    3.70%           18.37%
Feb-83    2.30%           -9.05%
Mar-83    3.70%            2.04%
Apr-83    7.90%           -0.82%
May-83   -0.90%            9.82%
Jun-83    3.90%           -8.50%
Jul-83   -3.00%            3.12%
Aug-83    1.50%            9.06%
Sep-83    1.40%            0.19%
Oct-83   -1.20%            1.83%
Nov-83    2.10%           -4.17%
Dec-83   -0.50%            2.80%
Jan-84   -0.60%            1.60%
Feb-84   -3.50%           -0.96%
Mar-84    1.70%            1.97%
Apr-84    0.90%           -2.53%
May-84   -5.50%            4.12%
Jun-84    2.20%           -9.81%
Jul-84   -1.20%           21.33%
Aug-84   11.00%           -8.00%
Sep-84    0.00%            3.98%
Oct-84    0.40%           -4.20%
Nov-84   -1.10%           -2.98%
Dec-84    2.60%            7.33%
Jan-85    7.80%            2.57%
Feb-85    1.20%            4.67%
Mar-85    0.10%           -1.06%
Apr-85   -0.10%           -1.98%
May-85    5.80%            1.34%
Jun-85    1.60%           -4.83%
Jul-85   -0.10%           13.96%
Aug-85   -0.90%           -1.62%
Sep-85   -3.10%           -7.69%
Oct-85    4.60%            6.61%
Nov-85    6.90%            4.69%
Dec-85    4.80%            8.20%
Jan-86    0.60%            1.87%
Feb-86    7.50%           14.14%
Mar-86    5.60%            5.62%
Apr-86   -1.10%           -6.23%
May-86    5.30%           -3.92%
Jun-86    1.70%           -1.46%
Jul-86   -5.60%            3.25%
Aug-86    7.40%            5.11%
Sep-86   -8.30%           -5.56%
Oct-86    5.80%           -4.40%
Nov-86    2.40%           -2.20%
Dec-86   -2.60%           -0.63%
Jan-87   13.50%           10.51%
Feb-87    4.00%            0.61%
Mar-87    2.90%            3.37%
Apr-87   -0.90%           22.07%
May-87    0.90%           -1.81%
Jun-87    5.00%           -3.24%
Jul-87    5.10%            4.73%
Aug-87    3.70%           -1.69%
Sep-87   -2.20%            0.72%
Oct-87  -21.50%            0.33%
Nov-87   -8.20%            8.60%
Dec-87    7.60%            4.42%
Jan-88    4.20%           -1.88%
Feb-88    4.70%            0.70%
Mar-88   -3.10%           -3.43%
Apr-88    1.10%           -3.95%
May-88    0.90%            8.95%
Jun-88    4.60%           27.40%
Jul-88   -0.40%           -8.23%
Aug-88   -3.40%            0.54%
Sep-88    4.30%            0.80%
Oct-88    2.80%            1.37%
Nov-88   -1.40%            2.62%
Dec-88    1.70%           -1.07%
Jan-89    7.30%            1.48%
Feb-89   -2.50%           -3.47%
Mar-89    2.30%            3.65%
Apr-89    5.20%           -2.50%
May-89    4.00%           11.92%
Jun-89   -0.60%            1.28%
Jul-89    9.00%           -1.74%
Aug-89    2.00%           -5.83%
Sep-89   -0.40%           -3.04%
Oct-89   -2.30%           -5.99%
Nov-89    2.00%            2.30%
Dec-89    2.40%            5.14%
Jan-90   -6.70%            1.54%
Feb-90    1.30%            0.79%
Mar-90    2.60%            3.02%
Apr-90   -2.50%            4.54%
May-90    9.80%           -5.49%
Jun-90   -0.70%            1.23%
Jul-90   -0.30%            5.62%
Aug-90   -9.00%            6.69%
Sep-90   -4.90%            2.78%
Oct-90   -0.40%            1.15%
Nov-90    6.50%           -0.47%
Dec-90    2.80%           -1.57%
1/91      4.40%           -4.90%
2/91      7.20%           -0.83%
3/91      2.40%            4.28%
4/91      0.20%           -1.89%
May-91    4.30%           -1.61%
Jun-91   -4.60%            2.66%
Jul-91    4.70%           -3.36%
Aug-91    2.40%           -1.92%
Sep-91   -1.70%            2.72%
Oct-91    1.30%           -0.91%
Nov-91   -4.00%            0.26%
Dec-91   11.40%           10.03%
1/92     -1.90%           -4.53%
2/92      1.30%           -2.61%
3/92     -1.90%           -1.81%
4/92      2.90%           -0.80%
5/92      0.50%           -0.73%
6/92     -1.50%            4.44%
7/92      4.10%            4.31%
8/92     -2.00%            2.30%
9/92      1.20%           -1.61%
10/92     0.30%            0.19%
11/92     3.40%            1.19%
12/92     1.20%           -0.86%
1/93      0.80%           -1.81%
2/93      1.40%            5.47%
3/93      2.10%           -0.50%
4/93     -2.40%            3.20%
5/93      2.70%            0.62%
6/93      0.30%            0.98%
7/93     -0.40%            3.71%
8/93      3.80%           -3.11%
9/93     -0.80%           -0.85%
10/93     2.10%           -0.58%
11/93    -1.00%            0.15%
12/93     1.20%            2.97%
1/94      3.40%           -3.30%
2/94     -2.70%           -1.44%
3/94     -4.40%            2.03%
4/94      1.30%           -1.77%
5/94      1.60%            2.78%
6/94     -2.50%            2.50%
7/94      3.30%           -1.04%
8/94      4.10%           -3.11%
9/94     -2.40%            1.68%
10/94     2.20%            0.08%
11/94    -3.60%            1.68%
12/94     1.50%           -0.49%
1/95      2.60%           -1.79%
2/95      3.90%            3.40%
3/95      3.00%            6.42%
4/95      2.90%            1.17%
5/95      4.00%            0.51%
6/95      2.30%           -1.29%
7/95      3.30%           -1.23%
8/95      0.30%            2.33%
9/95      4.20%           -0.14%
10/95    -0.40%           -0.03%
11/95     4.40%            1.04%
12/95     1.90%            2.76%
Jan-96    3.40%            2.64%
Feb-96    0.90%           -4.77%
Mar-96    1.00%            0.59%
Apr-96    1.50%            5.96%
May-96    2.60%           -1.96%
Jun-96    0.40%           -0.35%
Jul-96   -4.40%           -1.64%
Aug-96    2.10%           -0.82%
Sep-96    5.60%            2.22%
Oct-96    2.80%            5.49%
Nov-96    7.60%            3.47%
Dec-96   -2.00%           -1.50%
Jan-97    6.20%            3.86%
Feb-97    0.80%            3.49%
Mar-97   -4.10%           -0.59%
Apr-97    6.00%           -1.38%
May-97    6.10%            0.32%
Jun-97    4.50%            0.08%
Jul-97    8.00%            5.69%
Aug-97   -5.60%           -4.00%
Sep-97    5.50%            1.01%
Oct-97   -3.30%           -1.60%
Nov-97    4.60%            1.42%
Dec-97    1.70%            2.48%
Jan-98    1.10%            0.58%
Feb-98    7.20%           -0.99%
Mar-98    5.10%            0.54%
Apr-98    1.00%           -3.39%
May-98   -1.70%            0.76%
Jun-98    4.10%            0.36%
Jul-98   -1.10%           -0.29%
Aug-98  -14.50%            5.92%
Sep-98    6.40%            3.16%
Oct-98    8.10%           -0.75%
Nov-98    6.10%           -0.93%
Dec-98    5.80%            2.12%
Jan-99    4.20%           -1.50%
Feb-99   -3.10%            2.62%
Mar-99    4.00%           -1.22%
Apr-99    3.90%            1.81%
May-99   -2.40%           -1.43%
Jun-99    5.50%            1.55%
Jul-99   -3.10%           -0.52%
Aug-99   -0.50%           -0.32%
Sep-99   -2.70%            0.05%
Oct-99    6.30%           -4.21%
Nov-99    2.00%            1.96%
Dec-99    5.90%            0.22%
Jan-00   -5.00%            1.41%
Feb-00   -1.90%           -0.44%
Mar-00    9.80%           -0.83%
Apr-00   -3.00%           -1.61%
May-00   -2.10%            0.80%
Jun-00    2.50%           -0.95%
Jul-00   -1.60%           -1.20%
Aug-00    6.20%            2.56%
Sep-00   -5.30%           -1.49%
Oct-00   -0.40%            0.88%
Nov-00   -7.90%            2.74%
Dec-00    0.50%            6.00%
1-Jan     3.50%           -0.02%
1-Feb    -9.10%           -0.63%
1-Mar    -6.30%            4.44%
1-Apr     7.80%           -3.81%
1-May     0.70%            0.60%
1-Jun    -2.40%           -1.03%
1-Jul    -1.00%           -0.66%
1-Aug    -6.30%            1.49%
1-Sep    -8.08%            2.00%

Data: January 1980 through September 2001
PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHART UPDATES AND REPLACES THROUGH SEPTEMBER 30, 2001, THE "IMPROVED PORTFOLIO EFFICIENCY" CHART ON PAGE 157. THE NOTES ON PAGE 158 ARE AN INTEGRAL PART OF THE FOLLOWING CHART.



                         IMPROVED PORTFOLIO EFFICIENCY
                      JANUARY 1980 THROUGH SEPTEMBER 2001
            U.S. STOCKS/BONDS/INTERNATIONAL EQUITIES/MANAGED FUTURES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                      STANDARD DEVIATION OF MONTHLY RETURNS  AVERAGE MONTHLY RETURN
100% Stocks (S&P 500 Index)                                                         4.4533%                 1.2429%
100% Bonds (Salomon Corporate Bond Index)                                           2.7634%                 0.8994%
100% International Equities (MSCI EAFE Index)                                       5.0522%                 1.0085%
100% Managed Futures (Barclay CTA Index)                                            5.0759%                 1.2265%
50% Stocks/50% Bonds                                                                2.9702%                 1.0711%
50% Stocks/30% Bonds/10% Int'l Eqs./10% Mgd. Futures                                2.9519%                 1.1148%
50% Stocks/40% Bonds/10% Mgd. Futures                                               2.8341%                 1.1039%
60% Stocks/40% Bonds                                                                3.1997%                 1.1055%
60% Stocks/30% Bonds/10% Mgd. Futures                                               3.0890%                 1.1382%
70% Stocks/30% Bonds                                                                3.4709%                 1.1399%
70% Stocks/20% Bonds/10% Mgd. Futures                                               3.3830%                 1.1726%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                      SUPPLEMENTAL PERFORMANCE INFORMATION
 THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH SEPTEMBER 30, 2001, THE CHARTS
                               ON PAGES 162-173.

 MORGAN STANLEY SPECTRUM SELECT L.P.

--------------------------------------------------------------------------------

All of the performance data below is through September 30, 2001.

                           SPECTRUM SELECT STATISTICS
------------------------------------------------

Trading Advisors:              EMC Capital Management, Inc.
                                     Northfield Trading L.P.
                                Rabar Market Research, Inc.
                                             Sunrise Capital
                                           Management, Inc.
Began Trading:                                August 1, 1991
Net Assets in Fund:                           $253.0 Million
Minimum Investment:                      $5,000 ($2,000/IRA)
Monthly Management Fee:     1/12 of 3.00% of Beg. Net Assets
Monthly Brokerage Fee:      1/12 of 7.25% of Beg. Net Assets
Monthly Incentive Fee:             15.00% of Trading Profits
Investment Style:                                  Technical

                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   9.83%
Standard Deviation of Monthly Returns:              7.08%
Annualized Standard Deviation:                     24.53%
Sharpe Ratio:                                        0.20
Sortino Ratio:                                       0.45
Largest Decline Period (6/95 - 8/96):             -26.78%
Average Recovery (No. of months):                    8.83
Average Monthly Loss:                              -4.03%
Standard Deviation of Monthly Loss:                 3.07%
% of Losing Months:                                49.18%
Average Monthly Gain:                               5.90%
Standard Deviation of Monthly Gain:                 6.41%
% of Winning Months:                               50.82%

                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  23%
Interest Rates    40%
Stock Indices     12%
Agriculturals      3%
Energies           8%
Metals            12%
Softs              2%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Select uses the technically-based, aggressive, trend-following trading systems of EMC Capital Management, Inc., Northfield Trading L.P., Rabar Market Research, Inc. and Sunrise Capital Management, Inc. to participate in a diversified portfolio of futures and currency markets.

EMC uses an aggressive systematic trading approach that blends several independent methodologies designed to identify emerging trends and follow existing trends. This program seeks significant returns in favorable market periods, while accepting a commensurate decline in unfavorable market cycles.

Northfield uses a purely technical approach utilizing price action itself as analyzed by charts, numerical indicators, pattern recognition, or other techniques designed to provide information about market direction.

Rabar uses a systematic approach with discretion, limiting the equity committed to each trade, market, and sector. Rabar's trading program uses constant research and analysis of market behavior.

Sunrise's investment approach attempts to detect a trend, or lack of a trend, with respect to a particular market by analyzing price movement and volatility over time. Sunrise's trading system consists of multiple, independent, and parallel systems, each designed to seek out and extract different market inefficiencies over different time horizons.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the following:

AGRICULTURALS           FOREIGN               ENERGIES
Corn                    EXCHANGE              Crude oil
Lean hogs               Australian dollar     Heating oil
Soybeans                British pound         Natural gas
Soybean meal            Canadian dollar       Unleaded gas
Soybean oil             Euro                  SOFTS
Wheat                   Hong Kong dollar      Cocoa
STOCK                   Japanese yen          Coffee
INDICES                 Mexican peso          Cotton
All Ordinaries          New Zealand dollar    Orange juice
CAC 40 Index            South African rand    Sugar
DAX Index               Singapore dollar      INTEREST
Dow Jones               Swedish krona         RATES
 Industrial Index       Swiss franc           Australian Bank
FT-SE 100 Index         U.S. Dollar Index     Bill
Hang Seng Index         METALS                Australian T-Bonds
IBEX-35 Plus Index      Aluminum              British Short
NASDAQ 100 Index        Copper                Sterling
Nikkei 225 Index        Gold                  British Long Gilt
S&P 500 Index           Lead                  Canadian Bankers
                        Nickel                Acceptances
                        Platinum              Eurodollar
                        Silver                Japanese Government
                        Tin                   Bonds
                        Zinc                  Spanish Government
                                              Bonds
                                              U.S. T-Bond
                                              U.S. T-Note

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                          SPECTRUM SELECT PERFORMANCE
-------------------------------------------------------------------------------

1991         1992        1993        1994        1995    1996   1997   1998        1999        2000   2001
31.18%          -14.45%  41.63%          -5.13%  23.63%  5.27%  6.22%  14.15%          -7.56%  7.14%  10.10%

(5 MONTHS)                                                      (9 MONTHS)

                 ROLLING 12-MONTH PERFORMANCE VS. ZURICH INDEX
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM SELECT  ZURICH INDEX
7/31/92       17.29%          10.82%
8/31/92            33.40%        20.71%
9/30/92            18.89%        13.91%
10/31/92           17.81%        14.62%
11/30/92           23.04%        15.01%
12/31/92          -14.45%        -1.40%
1/31/93            -0.54%         5.66%
2/28/93            21.64%        15.85%
3/31/93            25.83%        15.98%
4/30/93            41.48%        22.42%
5/31/93            46.32%        22.74%
6/30/93            36.79%        17.48%
7/31/93            40.71%        14.79%
8/31/93            30.64%         8.84%
9/30/93            32.17%         9.38%
10/31/93           29.72%         8.75%
11/30/93           26.28%         6.98%
12/31/93           41.62%        10.74%
1/31/94            24.70%         7.66%
2/28/94             1.21%        -1.18%
3/31/94            14.61%         1.65%
4/30/94             2.88%        -3.13%
5/31/94             7.81%        -1.70%
6/30/94            18.66%         0.13%
7/31/94            -0.93%        -6.92%
8/31/94            -6.93%        -8.75%
9/30/94            -1.70%        -6.98%
10/31/94           -1.50%        -5.24%
11/30/94            5.47%        -3.91%
12/31/94           -5.12%        -7.72%
1/31/95            -1.32%        -8.09%
2/28/95            16.04%        -0.20%
3/31/95            24.30%         7.71%
4/30/95            36.86%        13.02%
5/31/95            42.28%        13.48%
6/30/95            26.81%         8.31%
7/31/95            19.20%         7.93%
8/31/95            21.93%        12.11%
9/30/95            11.08%         8.67%
10/31/95           12.75%         7.38%
11/30/95            8.15%         7.98%
12/31/95           23.62%        13.89%
1/31/96            34.05%        22.29%
2/29/96             7.49%         7.63%
3/31/96           -11.05%        -2.00%
4/30/96           -15.11%        -0.53%
5/31/96           -26.37%        -5.68%
6/30/96           -24.07%        -3.39%
7/31/96           -16.27%        -1.85%
8/31/96           -12.44%        -2.71%
9/30/96            -1.90%         3.01%
10/31/96           15.00%        11.68%
11/30/96           21.11%        17.01%
12/31/96            5.27%         9.76%
1/31/97             9.82%        10.59%
2/28/97            30.88%        22.30%
3/31/97            31.58%        20.87%
4/30/97            19.53%        13.80%
5/31/97            22.60%        15.63%
6/30/97            21.13%        15.44%
7/31/97            34.86%        24.78%
8/31/97            27.06%        20.31%
9/30/97            24.09%        17.36%
10/31/97            5.40%         7.78%
11/30/97           -0.66%         3.00%
12/31/97            6.22%         7.62%
1/31/98             3.10%         4.09%
2/28/98             0.55%         0.69%
3/31/98             0.46%         1.49%
4/30/98            -0.88%        -0.72%
5/31/98             2.08%         4.29%
6/30/98             2.87%         3.85%
7/31/98            -7.17%        -3.46%
8/31/98            17.98%         8.24%
9/30/98            24.19%        11.53%
10/31/98           22.42%        12.61%
11/30/98           16.61%         8.10%
12/31/98           14.17%         7.92%
1/31/99             9.91%         5.55%
2/28/99            13.45%         8.33%
3/31/99            10.36%         7.04%
4/30/99            22.70%        16.27%
5/31/99            15.26%         8.96%
6/30/99            14.59%        11.26%
7/31/99            10.62%         9.55%
8/31/99            -7.60%         2.28%
9/30/99           -11.56%        -1.35%
10/31/99          -14.59%        -5.74%
11/30/99           -7.95%        -0.98%
12/31/99           -7.56%        -1.41%
1/31/00            -2.08%         1.29%
2/29/00            -9.15%        -2.68%
3/31/00            -8.75%        -2.54%
4/30/00           -15.34%        -8.08%
5/31/00           -10.06%        -5.03%
6/30/00           -14.34%        -9.29%
7/31/00           -12.57%        -9.40%
8/31/00            -8.04%        -8.21%
9/30/00           -11.23%       -12.41%
10/31/00           -2.67%        -6.38%
11/30/00            0.32%        -2.37%
12/31/00            7.14%         4.67%
1/31/01             5.57%         3.69%
2/28/01             9.98%         5.05%
3/31/01            20.48%        13.04%
4/30/01            16.54%         7.82%
5/31/01            14.11%         8.62%
6/30/01            17.28%         8.44%
7/31/01            20.04%        10.07%
8/31/01            17.54%        10.43%
9/30/01            27.77%        19.90%

               HISTORICAL PERFORMANCE COMPARISON (7/31/91 = $10)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM SELECT  ZURICH INDEX  S&P 500  SALMON CORP. BOND INDEX  MSCI EAFE INDEX
7/31/91       10.0000        10.0000     10.0000          10.0000              10.0000
8/31/91       9.3803          9.5650     10.2200          10.2700              9.8000
9/30/91            9.9733        9.9926  10.0463                  10.5473          10.3586
10/31/91           9.7459        9.8097  10.1869                  10.5895          10.5036
11/30/91           9.4608        9.8293   9.7692                  10.7060          10.0204
12/31/91          13.1191       11.3745  10.8829                  11.1771          10.5415
1/31/92           11.3197       10.4987  10.6979                  10.9871          10.3201
2/28/92           10.6301       10.1123  10.8263                  11.0970           9.9486
3/31/92           10.2145       10.0456  10.6206                  11.0193           9.2920
4/30/92           10.0248        9.7704  10.9392                  11.0413           9.3385
5/31/92            9.8825        9.7684  10.9720                  11.3173           9.9642
6/30/92           10.5932       10.3486  10.8074                  11.4984           9.4959
7/31/92           11.7290       11.0823  11.2613                  11.8549           9.2585
8/31/92           12.5134       11.5455  11.0136                  11.9616           9.8418
9/30/92           11.8575       11.3827  11.1458                  12.0812           9.6548
10/31/92          11.4812       11.2438  11.2015                  11.8879           9.1528
11/30/92          11.6406       11.3045  11.5711                  11.9711           9.2443
12/31/92          11.2239       11.2152  11.7215                  12.2464           9.2905
1/31/93           11.2587       11.0930  11.8270                  12.5526           9.2905
2/28/93           12.9301       11.7153  11.9808                  12.8790           9.5785
3/31/93           12.8531       11.6509  12.2324                  12.9048          10.4118
4/30/93           14.1831       11.9608  11.9511                  12.9693          11.4009
5/31/93           14.4599       11.9895  12.2499                  12.9952          11.6403
6/30/93           14.4903       12.1574  12.2866                  13.3721          11.4657
7/31/93           16.5044       12.7215  12.2497                  13.5058          11.8670
8/31/93           16.3478       12.5663  12.7029                  13.8975          12.5078
9/30/93           15.6726       12.4507  12.6013                  13.9531          12.2326
10/31/93          14.8930       12.2278  12.8785                  14.0229          12.6118
11/30/93          14.6995       12.0933  12.7368                  13.7565          11.5146
12/31/93          15.8953       12.4198  12.8896                  13.8528          12.3437
1/31/94           14.0396       11.9429  13.3407                  14.1299          13.3929
2/28/94           13.0863       11.5774  12.9672                  13.7201          13.3527
3/31/94           14.7308       11.8437  12.4096                  13.1987          12.7785
4/30/94           14.5911       11.5867  12.5833                  13.0667          13.3280
5/31/94           15.5894       11.7860  12.7720                  12.9883          13.2480
6/30/94           17.1948       12.1738  12.4655                  12.8844          13.4335
7/31/94           16.3510       11.8415  12.8893                  13.2838          13.5678
8/31/94           15.2154       11.4673  13.4049                  13.2439          13.8934
9/30/94           15.4054       11.5820  13.0698                  12.8863          13.4627
10/31/94          14.6694       11.5866  13.3704                  12.8219          13.9204
11/30/94          15.5030       11.6202  12.8757                  12.8475          13.2522
12/31/94          15.0807       11.4610  13.0688                  13.0531          13.3317
1/31/95           13.8543       10.9762  13.4217                  13.3925          12.8251
2/28/95           15.1857       11.5546  13.9317                  13.7809          12.7866
3/31/95           18.3108       12.7574  14.3497                  13.9187          13.5922
4/30/95           19.9689       13.0955  14.7802                  14.1553          14.1087
5/31/95           22.1808       13.3744  15.3566                  15.0471          13.9394
6/30/95           21.8039       13.1858  15.7098                  15.1675          13.7024
7/31/95           19.4896       12.7810  16.2439                  15.0158          14.5657
8/31/95           18.5519       12.8564  16.2764                  15.3311          14.0122
9/30/95           17.1124       12.5864  16.9600                  15.5611          14.2924
10/31/95          16.5391       12.4417  16.9091                  15.8412          13.9065
11/30/95          16.7660       12.5475  17.6362                  16.2214          14.2959
12/31/95          18.6421       13.0532  17.9713                  16.5945          14.8820
1/31/96           18.5719       13.4226  18.6003                  16.6111          14.9415
2/29/96           16.3231       12.4360  18.7677                  15.9965          15.0013
3/31/96           16.2873       12.5019  18.9554                  15.7885          15.3163
4/30/96           16.9509       13.0257  19.2397                  15.5359          15.7605
5/31/96           16.3321       12.6154  19.7207                  15.5514          15.4768
6/30/96           16.5566       12.7390  19.7996                  15.8158          15.5697
7/31/96           16.3186       12.5441  18.9284                  15.8316          15.1182
8/31/96           16.2440       12.5077  19.3259                  15.7208          15.1484
9/30/96           16.7868       12.9655  20.4082                  16.1295          15.5574
10/31/96          19.0195       13.8951  20.9796                  16.7102          15.4018
11/30/96          20.3051       14.6816  22.5531                  17.1280          16.0179
12/31/96          19.6238       14.3278  22.1020                  16.8026          15.8097
1/31/97           20.3951       14.8436  23.4723                  16.7522          15.2564
2/28/97           21.3639       15.2088  23.6601                  16.8025          15.5158
3/31/97           21.4307       15.1115  22.6900                  16.4328          15.5779
4/30/97           20.2609       14.8229  24.0514                  16.7286          15.6714
5/31/97           20.0226       14.5872  25.5185                  16.9461          16.6900
6/30/97           20.0545       14.7054  26.6668                  17.2681          17.6080
7/31/97           22.0071       15.6524  28.8001                  18.1833          17.8897
8/31/97           20.6390       15.0482  27.1873                  17.7469          16.5659
9/30/97           20.8314       15.2167  28.6826                  18.1551          17.4936
10/31/97          20.0457       14.9763  27.7361                  18.3911          16.1466
11/30/97          20.1704       15.1216  29.0120                  18.5750          15.9851
12/31/97          20.8452       15.4195  29.5052                  18.7608          16.1290
1/31/98           21.0270       15.4503  29.8298                  19.0235          16.8709
2/28/98           21.4809       15.3143  31.9775                  19.0045          17.9506
3/31/98           21.5295       15.3373  33.6084                  19.0805          18.5071
4/30/98           20.0820       14.7161  33.9445                  19.1759          18.6552
5/31/98           20.4400       15.2135  33.3674                  19.5019          18.5619
6/30/98           20.6300       15.2713  34.7355                  19.7359          18.7104
7/31/98           20.4300       15.1110  34.3534                  19.9333          18.8975
8/31/98           24.3500       16.2881  29.3722                  20.1127          16.5542
9/30/98           25.8700       16.9706  31.2550                  20.9373          16.0510
10/31/98          24.5400       16.8654  33.7960                  20.5395          17.7364
11/30/98          23.5200       16.3459  35.8576                  21.0941          18.6410
12/31/98          23.8000       16.6401  37.9373                  21.1152          19.3866
1/31/99           23.1100       16.3073  39.5307                  21.3686          19.3284
2/28/99           24.3700       16.5894  38.3052                  20.5139          18.8645
3/31/99           23.7600       16.4169  39.8374                  20.5139          19.6568
4/30/99           24.6400       17.1097  41.3911                  20.4729          20.4627
5/31/99           23.5600       16.5759  40.3977                  20.1044          19.4191
6/30/99           23.6400       16.9903  42.6196                  19.7827          20.1764
7/31/99           22.6000       16.5536  41.2984                  19.5651          20.7817
8/31/99           22.5000       16.6595  41.0919                  19.5064          20.8648
9/30/99           22.8800       16.7411  39.9824                  19.6820          21.0734
10/31/99          20.9600       15.8973  42.5013                  19.7607          21.8742
11/30/99          21.6500       16.1850  43.3513                  19.8002          22.6398
12/31/99          22.0000       16.4051  45.9090                  19.7210          24.6774
1/31/00           22.6300       16.5183  43.6136                  19.6816          23.1227
2/29/00           22.1400       16.1450  42.7849                  19.8587          23.7470
3/31/00           21.6800       15.9997  46.9778                  20.0374          24.6731
4/30/00           20.8600       15.7277  45.5685                  19.9573          23.3901
5/31/00           21.1900       15.7419  44.6116                  19.8376          22.8287
6/30/00           20.2500       15.4113  45.7269                  20.3335          23.7190
7/31/00           19.7600       14.9983  44.9953                  20.5775          22.7228
8/31/00           20.6900       15.2923  47.7850                  20.8450          22.9273
9/30/00           20.3100       14.6638  45.2524                  20.9909          21.8268
10/31/00          20.4000       14.8823  45.0714                  21.0749          21.3248
11/30/00          21.7200       15.8020  41.5108                  21.3489          20.5358
12/31/00          23.5700       17.1705  41.7184                  21.7972          21.2751
1/31/01             23.89       17.1276  43.1785                  22.4075          21.2964
2/28/01             24.35       16.9597  39.2493                  22.6092          19.6992
3/31/01             26.12       18.0858  36.7766                  22.7449          18.3597
4/30/01             24.31       16.9572  39.6452                  22.6539          19.6265
5/31/01             24.18       17.0996  39.9227                  22.9031          18.9003
6/30/01             23.75       16.7114  38.9646                  22.9947          18.1254
7/31/01             23.72       16.5092   38.575                  23.6592          17.7973
8/31/01             24.32       16.8873  36.1448                   23.936          17.3506
9/30/01             25.95       17.5814  33.2171                  23.9312          15.5965

                       CORRELATION ANALYSIS (8/91 - 9/01)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Select   Zurich        S&P        SAL         EAFE
------------------------------------------------------------------------------------------------------------------------------
Spectrum Select                                                    1.00          0.91            -0.02   0.31             0.03
Zurich Index                                                                     1.00             0.03   0.34             0.05
S & P 500 Index                                                                                   1.00   0.32             0.63
Salomon Corporate Bond Index                                                                             1.00             0.13
MSCI EAFE Index                                                                                                           1.00

The S&P 500 Index, Salomon Corporate Bond Index, and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The Zurich Index performance data for managed futures is provided by Zurich Capital Markets Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial Advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM TECHNICAL L.P.

--------------------------------------------------------------------------------

All of the performance data below is through September 30, 2001.

                         SPECTRUM TECHNICAL STATISTICS
------------------------------------------------

Trading Advisors:                     Campbell & Company, Inc.
                                 Chesapeake Capital Corporation
                                 John W. Henry & Company, Inc.
Began Trading:                                 November 1, 1994
Net Assets in Fund:                              $277.6 Million
Minimum Investment:                         $5,000 ($2,000/IRA)
Monthly Management Fee:     1/12 of 2.00% of Beg. Net Assets to
                                 JWH, 1/12 of 3.00% of Beg. Net
                                Assets to Campbell, and 1/12 of
                                    4.00% of Beg. Net Assets to
                                                     Chesapeake
Monthly Brokerage Fee:         1/12 of 7.25% of Beg. Net Assets
Monthly Incentive Fee:                19.00% of Trading Profits
                                    to Chesapeake and 20.00% of
                                     Trading Profits to each of
                                               JWH and Campbell
Investment Style:                                     Technical

                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   7.40%
Standard Deviation of Monthly Returns:              4.94%
Annualized Standard Deviation:                     17.12%
Sharpe Ratio:                                        0.14
Sortino Ratio:                                       0.27
Largest Decline Period (5/99 - 9/00):             -24.31%
Average Recovery (No. of months):                    3.10
Average Monthly Loss:                              -3.16%
Standard Deviation of Monthly Loss:                 2.60%
% of Losing Months:                                49.40%
Average Monthly Gain:                               4.50%
Standard Deviation of Monthly Gain:                 3.54%
% of Winning Months:                               50.60%

                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  34%
Interest Rates    34%
Stock Indices     10%
Agriculturals      4%
Energies          11%
Metals             5%
Softs              2%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Technical is managed by Campbell & Company, Inc., Chesapeake Capital Corporation and John W. Henry & Company, Inc. These three trading advisors employ a combination of investment approaches.

Campbell uses a highly disciplined, systematic investment approach designed to detect and react to price movements in the futures and forward markets. Campbell's core systematic approach has been used successfully for over twenty years.

The trading methodology employed by Chesapeake is based on the analysis of interrelated mathematical and statistical formulas, including the technical analysis of historical data, used to determine optimal price support and resistance levels and market entry and exit points. This trading system was designed in the 1980s and is continually updated based on research.

JWH's trading programs use disciplined systematic quantitative methodologies to identify short- to long-term trends in both the financial and non-financial futures markets. These programs are differentiated by a distinctive style, timing, and market characteristic.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the
following:
AGRICULTURALS           FOREIGN               STOCK
Corn                    EXCHANGE              INDICES
Feeder cattle           Australian dollar     All Ordinaries
Lean hogs               British pound         CAC 40 Index
Live cattle             Canadian dollar       DAX Index
Pork bellies            Euro                  Dow Jones
Soybeans                Hong Kong dollar      Industrial Index
Soybean meal            Japanese yen          FT-SE 100 Index
Soybean oil             Mexican peso          Hang Seng Index
Wheat                   New Zealand dollar    IBEX-35 Plus Index
SOFTS                   Norwegian krone       NASDAQ 100 Index
Cocoa                   Singapore dollar      Nikkei 225 Index
Coffee                  South African rand    S&P 500 Index
Cotton                  Swedish krona         Swedish Index
Orange juice            Swiss franc           Taiwan Index
Sugar                   METALS                Toronto Index
ENERGIES                Aluminum              INTEREST
Crude oil               Copper                RATES
Gas oil                 Gold                  Australian Bank
Heating oil             Lead                  Bill
Natural gas             Nickel                Australian T-Bonds
Unleaded gas            Platinum              British Short
                        Silver                Sterling
                        Tin                   British Long Gilt
                        Zinc                  Canadian Bankers
                                              Acceptances
                                              Euro Bonds
                                              Eurodollar
                                              Japanese Government
                                              Bond
                                              Spanish Government
                                              Bond
                                              Swiss Government
                                              Bond
                                              U.S. T-Bond
                                              U.S. T-Note

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                         SPECTRUM TECHNICAL PERFORMANCE
--------------------------------------------------------------------------------

    1994            1995        1996        1997        1998            1999                2000                2001
        -2.20%      17.59%      18.35%       7.49%      10.18%              -7.51%               7.85%               1.87%

(2 MONTHS)                                                  (9 MONTHS)

                 ROLLING 12-MONTH PERFORMANCE VS. ZURICH INDEX
--------------------------------------------------------------------------------

                                                              SPECTRUM TECHNICAL   ZURICH INDEX
                                                              ------------------   ------------
10/31/95....................................................         7.40%              7.38%
11/30/95....................................................         9.38%              7.98%
12/31/95....................................................        17.59%             13.89%
1/31/96.....................................................        25.52%             22.29%
2/29/96.....................................................        11.79%              7.63%
3/31/96.....................................................         2.70%             -2.00%
4/30/96.....................................................         3.91%             -0.53%
5/31/96.....................................................        -0.78%             -5.68%
6/30/96.....................................................         3.57%             -3.39%
7/31/96.....................................................         1.07%             -1.85%
8/31/96.....................................................         1.35%             -2.71%
9/30/96.....................................................        10.60%              3.01%
10/31/96....................................................        21.69%             11.68%
11/30/96....................................................        30.63%             17.01%
12/31/96....................................................        18.35%              9.77%
1/31/97.....................................................        17.10%             10.59%
2/28/97.....................................................        26.51%             22.30%
3/31/97.....................................................        22.68%             20.87%
4/30/97.....................................................        13.62%             13.80%
5/31/97.....................................................        13.73%             15.63%
6/30/97.....................................................        10.94%             15.44%
7/31/97.....................................................        27.41%             24.78%
8/31/97.....................................................        20.23%             20.31%
9/30/97.....................................................        16.06%             17.36%
10/31/97....................................................         5.97%              7.78%
11/30/97....................................................        -1.20%              3.00%
12/31/97....................................................         7.49%              7.62%
1/31/98.....................................................         2.48%              4.09%
2/28/98.....................................................         1.75%              0.69%
3/31/98.....................................................         5.00%              1.50%
4/30/98.....................................................         3.16%             -0.72%
5/31/98.....................................................        10.70%              4.29%
6/30/98.....................................................         8.73%              3.85%
7/31/98.....................................................        -1.53%             -3.46%
8/31/98.....................................................        15.50%              8.24%
9/30/98.....................................................        18.33%             11.53%
10/31/98....................................................        17.04%             12.61%
11/30/98....................................................         8.72%              8.10%
12/31/98....................................................        10.18%              7.92%
1/31/99.....................................................         5.95%              5.55%
2/28/99.....................................................         8.13%              8.33%
3/31/99.....................................................         4.08%              7.04%
4/30/99.....................................................        16.96%             16.27%
5/31/99.....................................................         7.59%              8.96%
6/30/99.....................................................        14.38%             11.26%
7/31/99.....................................................        10.99%              9.55%
8/31/99.....................................................         1.60%              2.28%
9/30/99.....................................................        -4.10%             -1.35%
10/31/99....................................................       -13.02%             -5.74%
11/30/99....................................................        -5.59%             -0.98%
12/31/99....................................................        -7.51%             -1.41%
1/31/00.....................................................        -1.50%              1.30%
2/29/00.....................................................        -5.03%             -2.68%
3/31/00.....................................................        -4.11%             -2.54%
4/30/00.....................................................       -14.14%             -8.08%
5/31/00.....................................................       -10.01%             -5.03%
6/30/00.....................................................       -16.78%             -9.29%

                                                              SPECTRUM TECHNICAL   ZURICH INDEX
                                                              ------------------   ------------
7/31/00.....................................................       -16.83%             -9.40%
8/31/00.....................................................       -14.53%             -8.21%
9/30/00.....................................................       -20.69%            -12.41%
10/31/00....................................................        -9.36%             -6.39%
11/30/00....................................................        -0.07%             -2.37%
12/31/00....................................................         7.85%              4.66%
1/31/01.....................................................         5.70%              3.69%
2/28/01.....................................................         9.05%              5.04%
3/31/01.....................................................        23.37%             13.04%
4/30/01.....................................................        14.27%              7.82%
5/31/01.....................................................        14.33%              8.62%
6/30/01.....................................................        13.34%              8.44%
7/31/01.....................................................        14.05%             10.07%
8/31/01.....................................................        11.41%             10.43%
9/30/01.....................................................       0.3188              0.199

               HISTORICAL PERFORMANCE COMPARISON (10/31/94 = $10)
--------------------------------------------------------------------------------

                                SPECTRUM TECHNICAL    ZURICH INDEX     S&P 500     SALMON CORP. BOND INDEX     MSCI EAFE INDEX
                                -------------------   -------------   ---------   -------------------------   ------------------
11/1/94                               10.0000            10.0000       10.0000             10.0000                  10.0000
11/30/94......................         9.9100            10.0290        9.6300             10.0200                   9.5200
12/31/94......................         9.7800             9.8916        9.7745             10.1803                   9.5771
1/31/95.......................         9.6000             9.4732       10.0384             10.4450                   9.2132
2/28/95.......................        10.0900             9.9724       10.4199             10.7479                   9.1856
3/31/95.......................        11.1200            11.0105       10.7325             10.8554                   9.7643
4/30/95.......................        11.5200            11.3023       11.0545             11.0399                  10.1353
5/31/95.......................        11.6000            11.5430       11.4856             11.7354                  10.0137
6/30/95.......................        11.4700            11.3802       11.7498             11.8293                   9.8435
7/31/95.......................        11.1900            11.0308       12.1493             11.7110                  10.4636
8/31/95.......................        11.1200            11.0959       12.1736             11.9569                  10.0660
9/30/95.......................        10.7500            10.8629       12.6849             12.1363                  10.2673
10/31/95......................        10.7400            10.7380       12.6468             12.3548                   9.9901
11/30/95......................        10.8400            10.8293       13.1906             12.6513                  10.2698
12/31/95......................        11.5000            11.2657       13.4412             12.9423                  10.6909
1/31/96.......................        12.0500            11.5845       13.9116             12.9552                  10.7337
2/29/96.......................        11.2800            10.7330       14.0368             12.4759                  10.7766
3/31/96.......................        11.4200            10.7899       14.1772             12.3137                  11.0029
4/30/96.......................        11.9700            11.2420       14.3899             12.1167                  11.3220
5/31/96.......................        11.5100            10.8879       14.7496             12.1288                  11.1182
6/30/96.......................        11.8800            10.9946       14.8086             12.3350                  11.1849
7/31/96.......................        11.3100            10.8264       14.1570             12.3473                  10.8605
8/31/96.......................        11.2700            10.7950       14.4543             12.2609                  10.8822
9/30/96.......................        11.8900            11.1901       15.2637             12.5797                  11.1760
10/31/96......................        13.0700            11.9924       15.6911             13.0326                  11.0642
11/30/96......................        14.1600            12.6712       16.8679             13.3584                  11.5068
12/31/96......................        13.6100            12.3658       16.5305             13.1046                  11.3572
1/31/97.......................        14.1100            12.8110       17.5554             13.0653                  10.9597
2/28/97.......................        14.2700            13.1262       17.6958             13.1045                  11.1460
3/31/97.......................        14.0100            13.0422       16.9703             12.8162                  11.1906
4/30/97.......................        13.6000            12.7931       17.9885             13.0469                  11.2577
5/31/97.......................        13.0900            12.5897       19.0858             13.2165                  11.9895
6/30/97.......................        13.1800            12.6917       19.9447             13.4676                  12.6489
7/31/97.......................        14.4100            13.5090       21.5403             14.1814                  12.8513
8/31/97.......................        13.5500            12.9876       20.3340             13.8410                  11.9003
9/30/97.......................        13.8000            13.1331       21.4524             14.1593                  12.5667
10/31/97......................        13.8500            12.9256       20.7445             14.3434                  11.5991
11/30/97......................        13.9900            13.0510       21.6987             14.4868                  11.4831
12/31/97......................        14.6300            13.3081       22.0676             14.6317                  11.5864
1/31/98.......................        14.4600            13.3347       22.3103             14.8365                  12.1194
2/28/98.......................        14.5200            13.2174       23.9166             14.8217                  12.8950
3/31/98.......................        14.7100            13.2372       25.1363             14.8810                  13.2947
4/30/98.......................        14.0300            12.7011       25.3877             14.9554                  13.4011
5/31/98.......................        14.4900            13.1304       24.9561             15.2096                  13.3341
6/30/98.......................        14.3300            13.1803       25.9793             15.3921                  13.4408
7/31/98.......................        14.1900            13.0419       25.6935             15.5460                  13.5752
8/31/98.......................        15.6500            14.0579       21.9679             15.6859                  11.8919
9/30/98.......................        16.3300            14.6469       23.3760             16.3290                  11.5304
10/31/98......................        16.2100            14.5561       25.2765             16.0187                  12.7411
11/30/98......................        15.2100            14.1078       26.8184             16.4512                  13.3909
12/31/98......................        16.1200            14.3617       28.3739             16.4677                  13.9265
1/31/99.......................        15.3200            14.0745       29.5656             16.6653                  13.8847
2/28/99.......................        15.7000            14.3180       28.6491             15.9987                  13.5515
3/31/99.......................        15.3100            14.1691       29.7951             15.9987                  14.1207
4/30/99.......................        16.4100            14.7670       30.9571             15.9667                  14.6996
5/31/99.......................        15.5900            14.3063       30.2141             15.6793                  13.9499
6/30/99.......................        16.3900            14.6640       31.8759             15.4284                  14.4939
7/31/99.......................        15.7500            14.2871       30.8877             15.2587                  14.9287
8/31/99.......................        15.9000            14.3785       30.7333             15.2129                  14.9884
9/30/99.......................        15.6600            14.4490       29.9035             15.3498                  15.1383
10/31/99......................        14.1000            13.7208       31.7874             15.4112                  15.7136
11/30/99......................        14.3600            13.9691       32.4231             15.4420                  16.2636
12/31/99......................        14.9100            14.1591       34.3361             15.3802                  17.7273
1/31/00.......................        15.0900            14.2568       32.6193             15.3494                  16.6105
2/29/00.......................        14.9100            13.9346       31.9995             15.4875                  17.0590
3/31/00.......................        14.6800            13.8092       35.1355             15.6269                  17.7243
4/30/00.......................        14.0900            13.5744       34.0814             15.5644                  16.8026
5/31/00.......................        14.0300            13.5866       33.3657             15.4710                  16.3993
6/30/00.......................        13.6400            13.3013       34.1998             15.8578                  17.0389

                                SPECTRUM TECHNICAL    ZURICH INDEX     S&P 500     SALMON CORP. BOND INDEX     MSCI EAFE INDEX
                                -------------------   -------------   ---------   -------------------------   ------------------
7/31/00.......................        13.1000            12.9448       33.6526             16.0481                  16.3233
8/31/00.......................        13.5900            13.1985       35.7391             16.2567                  16.4702
9/30/00.......................        12.4200            12.6560       33.8449             16.3705                  15.6796
10/31/00......................        12.7800            12.8446       33.7095             16.4360                  15.3190
11/30/00......................        14.3500            13.6384       31.0464             16.6497                  14.7522
12/31/00......................        16.0800            14.8195       31.2016             16.9993                  15.2833
1/31/01.......................          15.95            14.7825       32.2937             17.4753                  15.2986
2/28/01.......................          16.26            14.6376        29.355             17.6326                  14.1512
3/31/01.......................          18.11            15.6095       27.5056             17.7384                  13.1889
4/30/01.......................           16.1            14.6355        29.651             17.6674                  14.0989
5/31/01.......................          16.04            14.7584       29.8586             17.8617                  13.5772
6/30/01.......................          15.46            14.4234        29.142             17.9331                  13.0205
7/31/01.......................          14.94            14.2489       28.8506             18.4514                  12.7848
8/31/01.......................          15.14            14.5752        27.033             18.6673                  12.4639
9/30/01.......................          16.38            15.1742       24.8433             18.6636

--------------------------------------------------------------------------------------------------------------------------------
Spectrum Technical                                                   1.00           0.94            -0.08   0.26           -0.06
                                                              Spectrum Technical   Zurich        S&P        SAL        EAFE
                                -------------------   -------------   ---------   -------------------------   ------------------
Zurich Index                                                                        1.00            -0.05   0.33           -0.03
S & P 500 Index                                                                                      1.00   0.26            0.75
Salomon Corporate Bond Index                                                                                1.00            0.02
MSCI EAFE Index                                                                                                             1.00

The S&P 500 Index, Salomon Corporate Bond Index, and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The Zurich Index performance data for managed futures is provided by Zurich Capital Markets Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial advisors should also read the prospectus before discussing managed futures with clients.


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM STRATEGIC L.P.

--------------------------------------------------------------------------------

All of the performance data below is through September 30, 2001.

                 SPECTRUM STRATEGIC STATISTICS
------------------------------------------------

Trading Advisors:              Allied Irish Capital Management,
                                                           Ltd.
                            Blenheim Capital Management, L.L.C.
                                Eclipse Capital Management Inc.
Began Trading:                                 November 1, 1994
Net Assets in Fund:                               $69.9 Million
Minimum Investment:                         $5,000 ($2,000/IRA)
Monthly Management Fee:        1/12 of 3.00% of Beg. Net Assets
Monthly Brokerage Fee:         1/12 of 7.25% of Beg. Net Assets
Monthly Incentive Fee:                15.00% of Trading Profits
Investment Style:                         Fundamental/Technical

                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   0.44%
Standard Deviation of Monthly Returns:              6.97%
Annualized Standard Deviation:                     24.16%
Sharpe Ratio:                                       -0.19
Sortino Ratio:                                      -0.32
Largest Decline Period (1/00 - 10/00):            -43.28%
Average Recovery (No. of months):                    4.67
Average Monthly Loss:                              -4.79%
Standard Deviation of Monthly Loss:                 4.11%
% of Losing Months:                                51.81%
Average Monthly Gain:                               5.72%
Standard Deviation of Monthly Gain:                 5.04%
% of Winning Months:                               48.19%

                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

Foreign Exchange.............................      8%
Interest Rates...............................     16%
Stock Indices................................      8%
Agriculturals................................      4%
Energies.....................................     51%
Metals.......................................      5%
Softs........................................      8%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Strategic is managed by Allied Irish Capital Management, Ltd., Blenheim Capital Management, L.L.C., and Eclipse Capital Management, Inc. All three trading advisors employ an investment approach that evaluates key economic indicators, such as supply and demand levels and geopolitical conditions, as well as certain technical factors.

Allied Irish employs multiple investment professionals using a discretionary trading approach. Several strategies are applied to investments in a broad range of financial instruments.

Blenheim Capital's program has a strong global concentration using a discretionary trading approach supplemented by a systematic and mathematical investment process. Investments are made in markets in which the trading advisor has a clear understanding of fundamental factors and geopolitical forces that influence price behavior.

Eclipse employs a systemic trading approach using multiple trend-following and macroeconomic driven models. A key characteristic of the Eclipse trading program is the extensive diversification achieved by applying multiple trading models to a wide variety of financial markets located throughout the world.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the following:

AGRICULTURALS            METALS             STOCK
Corn                     Aluminum           INDICES
Lean hogs                Copper             CAC 40 Index
Live cattle              Gold               DAX Index
Oats                     Nickel             FT-SE 100 Index
Soybeans                 Silver             NASDAQ 100 Index
Soybean meal             Zinc               Nikkei 225 Index
Soybean oil              ENERGIES           S&P 500 Index
Wheat                    Brent              INTEREST
SOFTS                    Crude oil          RATES
Cocoa                    Gas oil            British Short
Coffee                   Heating oil        Sterling
Cotton                   Natural gas        British Long Gilt
Lumber                   Unleaded gas       Euro bonds
Orange Juice                                Eurodollar
Sugar                                       Euroyen
FOREIGN                                     Japanese Government
EXCHANGE                                    Bond
Australian dollar                           U.S. T-Bond
British pound                               U.S. T-Notes
Canadian dollar
Euro
Japanese yen
Swiss franc

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                         SPECTRUM STRATEGIC PERFORMANCE
--------------------------------------------------------------------------------

1994        1995            1996            1997       1998        1999             2000                2001
 0.10%      10.49%              -3.53%      0.37%      7.84%       37.23%              -33.06%              -2.83%

(2 MONTHS)                                                  (9 MONTHS)

                 ROLLING 12-MONTH PERFORMANCE VS. ZURICH INDEX
--------------------------------------------------------------------------------

                                                              SPECTRUM STRATEGIC   ZURICH INDEX
                                                              ------------------   ------------
10/31/95....................................................         1.30%              7.38%
11/30/95....................................................         4.00%              7.98%
12/31/95....................................................        10.49%             13.89%
1/31/96.....................................................        18.74%             22.29%
2/29/96.....................................................         5.00%              7.63%
3/31/96.....................................................        -3.60%             -2.00%
4/30/96.....................................................         2.27%             -0.53%
5/31/96.....................................................        -0.19%             -5.68%
6/30/96.....................................................         3.56%             -3.39%
7/31/96.....................................................        -0.72%             -1.85%
8/31/96.....................................................        -3.45%             -2.71%
9/30/96.....................................................         1.88%              3.01%
10/31/96....................................................         4.54%             11.68%
11/30/96....................................................         5.28%             17.01%
12/31/96....................................................        -3.53%              9.77%
1/31/97.....................................................        -7.59%             10.59%
2/28/97.....................................................        13.41%             22.30%
3/31/97.....................................................        22.28%             20.87%
4/30/97.....................................................         7.31%             13.80%
5/31/97.....................................................        11.55%             15.63%
6/30/97.....................................................        12.97%             15.44%
7/31/97.....................................................        27.89%             24.78%
8/31/97.....................................................        20.22%             20.31%
9/30/97.....................................................         7.48%             17.36%
10/31/97....................................................        -2.08%              7.78%
11/30/97....................................................        -7.48%              3.00%
12/31/97....................................................         0.37%              7.62%
1/31/98.....................................................         6.42%              4.09%
2/28/98.....................................................        -6.60%              0.69%
3/31/98.....................................................       -12.20%              1.50%
4/30/98.....................................................       -16.12%             -0.72%
5/31/98.....................................................       -22.93%              4.29%
6/30/98.....................................................       -22.35%              3.85%
7/31/98.....................................................       -31.66%             -3.46%
8/31/98.....................................................       -19.63%              8.24%
9/30/98.....................................................         1.81%             11.53%
10/31/98....................................................        17.74%             12.61%
11/30/98....................................................        10.85%              8.10%
12/31/98....................................................         7.84%              7.92%
1/31/99.....................................................        -1.24%              5.55%
2/28/99.....................................................        14.22%              8.33%
3/31/99.....................................................         9.87%              7.04%
4/30/99.....................................................        26.00%             16.27%
5/31/99.....................................................        17.87%              8.96%
6/30/99.....................................................        44.90%             11.26%
7/31/99.....................................................        51.42%              9.55%
08/31/99....................................................        42.60%              2.28%
9/30/99.....................................................        35.70%             -1.35%
10/31/99....................................................        13.19%             -5.74%
11/30/99....................................................        28.91%             -0.98%
12/31/99....................................................        37.23%             -1.41%
1/31/00.....................................................        39.50%              1.30%
2/29/00.....................................................         1.77%             -2.68%

                                                              SPECTRUM STRATEGIC   ZURICH INDEX
                                                              ------------------   ------------
3/31/00.....................................................         3.24%             -2.54%
4/30/00.....................................................        -9.05%             -8.08%
5/31/00.....................................................        15.63%             -5.03%
6/30/00.....................................................       -12.52%             -9.29%
7/31/00.....................................................        -8.35%             -9.40%
8/31/00.....................................................       -20.16%             -8.21%
9/30/00.....................................................       -36.85%            -12.41%
10/31/00....................................................       -34.95%             -6.39%
11/30/00....................................................       -33.89%             -2.37%
12/31/00....................................................       -33.06%              4.66%
1/31/01.....................................................       -32.37%              3.69%
2/28/01.....................................................       -16.65%              5.04%
3/31/01.....................................................       -14.02%             13.04%
4/30/01.....................................................        -5.92%              7.82%
5/31/01.....................................................       -14.66%              8.62%
6/30/01.....................................................       -10.51%              8.44%
7/31/01.....................................................       -14.91%             10.07%
8/31/01.....................................................        -7.80%             10.43%
9/30/01.....................................................       0.0684              0.199

               HISTORICAL PERFORMANCE COMPARISON (10/31/94 = $10)
--------------------------------------------------------------------------------

                       SPECTRUM STRATEGIC   ZURICH INDEX   S&P 500 INDEX   SALMON CORP. BOND INDEX   MSCI EAFE INDEX
                       ------------------   ------------   -------------   -----------------------   ---------------
11/1/94..............        10.0000           10.0000        10.0000              10.0000               10.0000
11/30/94.............        10.0100           10.0290         9.6300              10.0200                9.5200
12/31/94.............        10.0100            9.8916         9.7745              10.1803                9.5771
1/31/95..............         9.6600            9.4732        10.0384              10.4450                9.2132
2/28/95..............         9.8000            9.9724        10.4199              10.7479                9.1856
3/31/95..............        10.5700           11.0105        10.7325              10.8554                9.7643
4/30/95..............        10.5700           11.3023        11.0545              11.0399               10.1353
5/31/95..............        10.5000           11.5430        11.4856              11.7354               10.0137
6/30/95..............         9.8300           11.3802        11.7498              11.8293                9.8435
7/31/95..............         9.7500           11.0308        12.1493              11.7110               10.4636
8/31/95..............        10.1400           11.0959        12.1736              11.9569               10.0660
9/30/95..............        10.1000           10.8629        12.6849              12.1363               10.2673
10/31/95.............        10.1300           10.7380        12.6468              12.3548                9.9901
11/30/95.............        10.4100           10.8293        13.1906              12.6513               10.2698
12/31/95.............        11.0600           11.2657        13.4412              12.9423               10.6909
1/31/96..............        11.4700           11.5845        13.9116              12.9552               10.7337
2/29/96..............        10.2900           10.7330        14.0368              12.4759               10.7766
3/31/96..............        10.1900           10.7899        14.1772              12.3137               11.0029
4/30/96..............        10.8100           11.2420        14.3899              12.1167               11.3220
5/31/96..............        10.4800           10.8879        14.7496              12.1288               11.1182
6/30/96..............        10.1800           10.9946        14.8086              12.3350               11.1849
7/31/96..............         9.6800           10.8264        14.1570              12.3473               10.8605
8/31/96..............         9.7900           10.7950        14.4543              12.2609               10.8822
9/30/96..............        10.2900           11.1901        15.2637              12.5797               11.1760
10/31/96.............        10.5900           11.9924        15.6911              13.0326               11.0642
11/30/96.............        10.9600           12.6712        16.8679              13.3584               11.5068
12/31/96                     10.6700           12.3658        16.5305              13.1046               11.3572
1/31/97..............        10.6000           12.8110        17.5554              13.0653               10.9597
2/28/97..............        11.6700           13.1262        17.6958              13.1045               11.1460
3/31/97..............        12.4600           13.0422        16.9703              12.8162               11.1906
4/30/97..............        11.6000           12.7931        17.9885              13.0469               11.2577
5/31/97..............        11.6900           12.5897        19.0858              13.2165               11.9895
6/30/97..............        11.5000           12.6917        19.9447              13.4676               12.6489
7/31/97..............        12.3800           13.5090        21.5403              14.1814               12.8513

                       SPECTRUM STRATEGIC   ZURICH INDEX   S&P 500 INDEX   SALMON CORP. BOND INDEX   MSCI EAFE INDEX
                       ------------------   ------------   -------------   -----------------------   ---------------
8/31/97..............        11.7700           12.9876        20.3340              13.8410               11.9003
9/30/97..............        11.0600           13.1331        21.4524              14.1593               12.5667
10/31/97.............        10.3700           12.9256        20.7445              14.3434               11.5991
11/30/97.............        10.1400           13.0510        21.6987              14.4868               11.4831
12/31/97.............        10.7100           13.3081        22.0676              14.6317               11.5864
1/31/98..............        11.2800           13.3347        22.3103              14.8365               12.1194
2/28/98..............        10.9000           13.2174        23.9166              14.8217               12.8950
3/31/98..............        10.9400           13.2372        25.1363              14.8810               13.2947
4/30/98..............         9.7300           12.7011        25.3877              14.9554               13.4011
5/31/98..............         9.0100           13.1304        24.9561              15.2096               13.3341
6/30/98..............         8.9300           13.1803        25.9793              15.3921               13.4408
7/31/98..............         8.4600           13.0419        25.6935              15.5460               13.5752
8/31/98..............         9.4600           14.0579        21.9679              15.6859               11.8919
9/30/98..............        11.2600           14.6469        23.3760              16.3290               11.5304
10/31/98.............        12.2100           14.5561        25.2765              16.0187               12.7411
11/30/98.............        11.2400           14.1078        26.8184              16.4512               13.3909
12/31/98.............        11.5500           14.3617        28.3739              16.4677               13.9265
1/31/99..............        11.1400           14.0745        29.5656              16.6653               13.8847
2/28/99..............        12.4500           14.3180        28.6491              15.9987               13.5515
3/31/99..............        12.0200           14.1691        29.7951              15.9987               14.1207
4/30/99..............        12.2600           14.7670        30.9571              15.9667               14.6996
5/31/99..............        10.6200           14.3063        30.2141              15.6793               13.9499
6/30/99..............        12.9400           14.6640        31.8759              15.4284               14.4939
7/31/99..............        12.8100           14.2871        30.8877              15.2587               14.9287
8/31/99..............        13.4900           14.3785        30.7333              15.2129               14.9884
9/30/99..............        15.2800           14.4490        29.9035              15.3498               15.1383
10/31/99.............        13.8200           13.7208        31.7874              15.4112               15.7136
11/30/99.............        14.4900           13.9691        32.4231              15.4420               16.2636
12/31/99.............        15.8500           14.1591        34.3361              15.3802               17.7273
1/31/00..............        15.5400           14.2568        32.6193              15.3494               16.6105
2/29/00..............        12.6700           13.9346        31.9995              15.4875               17.0590
3/31/00..............        12.4100           13.8092        35.1355              15.6269               17.7243
4/30/00..............        11.1500           13.5744        34.0814              15.5644               16.8026
5/31/00..............        12.2800           13.5866        33.3657              15.4710               16.3993
6/30/00..............        11.3200           13.3013        34.1998              15.8578               17.0389
7/31/00..............        11.7400           12.9448        33.6526              16.0481               16.3233
8/31/00..............        10.7700           13.1985        35.7391              16.2567               16.4702
9/30/00..............         9.6500           12.6560        33.8449              16.3705               15.6796
10/31/00.............         8.9900           12.8446        33.7095              16.4360               15.3190
11/30/00.............         9.5800           13.6384        31.0464              16.6497               14.7522
12/31/00.............        10.6100           14.8195        31.2016              16.9993               15.2833
1/31/01..............          10.51           14.7825        32.2937              17.4753               15.2986
2/28/01..............          10.56           14.6376         29.355              17.6326               14.1512
3/31/01..............          10.67           15.6095        27.5056              17.7384               13.1889
4/30/01..............          10.49           14.6355         29.651              17.6674               14.0989
5/31/01..............          10.48           14.7584        29.8586              17.8617               13.5772
6/30/01..............          10.13           14.4234         29.142              17.9331               13.0205
7/31/01..............           9.99           14.2489        28.8506              18.4514               12.7848
8/31/01..............           9.93           14.5752         27.033              18.6673               12.4639
9/30/01..............          10.31           15.1742        24.8433              18.6636               11.2038

                      CORRELATION ANALYSIS (11/94 - 9/01)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Strategic   Zurich        S&P        SAL        EAFE
--------------------------------------------------------------------------------------------------------------------------------
Spectrum Strategic                                                   1.00           0.59             0.02   0.02            0.10
Zurich Index                                                                        1.00            -0.05   0.33           -0.03

S&P 500 Index                                                                                        1.00   0.26            0.75
Salomon Corporate Bond Index                                                                                1.00            0.02
MSCI EAFE Index                                                                                                             1.00

The S&P 500 Index, Salomon Corporate Bond Index, and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The Zurich Index performance data for managed futures is provided by Zurich Capital Markets Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed investment decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

--------------------------------------------------------------------------------

All of the performance data below is through September 30, 2001.

                      SPECTRUM GLOBAL BALANCED STATISTICS
------------------------------------------------

Trading Advisor:                                  RXR, Inc.
Began Trading:                              November 1, 1994
Net Assets in Fund:                            $55.9 Million
Minimum Investment:                      $5,000 ($2,000/IRA)
Monthly Management Fee:     1/12 of 1.25% of Beg. Net Assets
Monthly Brokerage Fee:      1/12 of 4.60% of Beg. Net Assets
Monthly Incentive Fee:             15.00% of Trading Profits
Investment Style:                                  Technical

                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   6.68%
Standard Deviation of Monthly Returns:              2.89%
Annualized Standard Deviation:                     10.02%
Sharpe Ratio:                                        0.17
Sortino Ratio:                                       0.27
Largest Decline Period (2/96 - 5/96):             -10.64%
Average Recovery (No. of months):                    3.57
Average Monthly Loss:                              -1.93%
Standard Deviation of Monthly Loss:                 1.83%
% of Losing Months:                                42.17%
Average Monthly Gain:                               2.42%
Standard Deviation of Monthly Gain:                 2.01%
% of Winning Months:                               57.83%

                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

Foreign Exchange.............................     18%
Interest Rates...............................     25%
Stock Indices................................     43%
Agriculturals................................      3%
Energies.....................................      6%
Metals.......................................      3%
Softs........................................     ]2%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Global Balanced follows the tenets of Modern Portfolio Theory and offers a balanced portfolio that participates in global stocks, global bonds, and alternative investments within managed futures. Since the Spectrum Global Balanced trading strategy is in part to gain exposure to the stock and bond markets, it does not result in the same degree of non-correlation to the stock and bond indices and in that way differs from the other managed futures funds that Morgan Stanley DW offers.

Within global stock and global bond components of the fund, RXR, Inc. analyzes various fundamental information, such as growth data, labor wage rates, central bank interest rate policies and inflation, to determine its approaches to these markets.

Within the global currency and commodity components of the Fund, RXR employs a technical trend-following trading system to analyze price data, determine profit and risk potential, and initiate trades overall.

RXR uses a computer-based model to reallocate assets among various market sectors within each of the independent strategies.

The returns achieved by Spectrum Global Balanced will tend to be more highly correlated to the performance of global stock and global bond markets than will be the returns derived within other funds in the Spectrum Series.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the following:

AGRICULTURALS           STOCK                INTEREST
Corn                    INDICES              RATES
Lean hogs               DAX Index            Australian Bank
Live cattle             FT-SE 100 Index      Bill
Soybean oil             Nikkei 225 Index     Australian T-Bonds
Wheat                   S&P 500 Index        British Long Gilts
SOFTS                   FOREIGN              British Short
Cotton                  EXCHANGE             Sterling
Sugar                   Australian dollar    Canadian Bankers
ENERGIES                British pound        Acceptances
Crude oil               Canadian dollar      Euro Bonds
Gas oil                 Euro                 Eurodollar
Natural gas             Japanese yen         Japanese
METALS                  Mexican peso         Government
Copper                  New Zealand dollar   Bonds
Nickel                  Singapore dollar     Spanish
Zinc                    Swiss franc          Government
                                             Bonds
                                             U.S. T-Bond
                                             U.S. T-Notes

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                      SPECTRUM GLOBAL BALANCED PERFORMANCE
--------------------------------------------------------------------------------

    1994            1995            1996            1997        1998        1999       2000           2001
-1.70%              22.79%              -3.65%      18.23%      16.36%      0.75%      0.87%              -3.81%

(2 MONTHS)                                               (9 MONTHS)

                 ROLLING 12-MONTH PERFORMANCE VS. ZURICH INDEX
--------------------------------------------------------------------------------

                                                              SPECTRUM GLOBAL BALANCED   ZURICH INDEX
                                                              ------------------------   ------------
10/31/95....................................................          14.10%                 7.38%
11/30/95....................................................          17.79%                 7.98%
12/31/95....................................................          22.79%                13.89%
1/31/96.....................................................          21.69%                22.29%
2/29/96.....................................................           7.10%                 7.63%
3/31/96.....................................................           2.99%                -2.00%
4/30/96.....................................................           2.10%                -0.53%
5/31/96.....................................................          -5.25%                -5.68%
6/30/96.....................................................          -5.56%                -3.39%
7/31/96.....................................................          -3.43%                -1.85%
8/31/96.....................................................          -2.86%                -2.71%
9/30/96.....................................................          -2.20%                 3.01%
10/31/96....................................................           1.23%                11.68%
11/30/96....................................................           3.24%                17.01%
12/31/96....................................................          -3.65%                 9.77%
1/31/97.....................................................          -0.83%                10.59%
2/28/97.....................................................          11.11%                22.30%
3/31/97.....................................................           9.51%                20.87%
4/30/97.....................................................           6.35%                13.80%
5/31/97.....................................................          11.63%                15.63%
6/30/97.....................................................          15.17%                15.44%
7/31/97.....................................................          27.80%                24.78%
8/31/97.....................................................          21.23%                20.31%
9/30/97.....................................................          22.37%                17.36%
10/31/97....................................................          15.93%                 7.78%
11/30/97....................................................          10.25%                 3.00%
12/31/97....................................................          18.23%                 7.62%
1/31/98.....................................................          16.97%                 4.09%
2/28/98.....................................................          15.08%                 0.69%
3/31/98.....................................................          20.68%                 1.50%
4/30/98.....................................................          20.52%                -0.72%
5/31/98.....................................................          18.11%                 4.29%
6/30/98.....................................................          13.97%                 3.85%
7/31/98.....................................................           0.64%                -3.46%
8/31/98.....................................................           9.70%                 8.24%
9/30/98.....................................................          11.67%                11.53%
10/31/98....................................................          14.94%                12.61%
11/30/98....................................................          18.44%                 8.10%
12/31/98....................................................          16.36%                 7.92%
1/31/99.....................................................          13.73%                 5.55%
2/28/99.....................................................          11.98%                 8.33%
3/31/99.....................................................           9.53%                 7.04%
4/30/99.....................................................          16.12%                16.27%
5/31/99.....................................................          10.71%                 8.96%
6/30/99.....................................................          13.24%                11.26%
7/31/99.....................................................          12.69%                 9.55%
8/31/99.....................................................           9.68%                 2.28%
9/30/99.....................................................           3.81%                -1.35%
10/31/99....................................................           0.78%                -5.74%
11/30/99....................................................           0.06%                -0.98%
12/31/99....................................................           0.75%                -1.41%
1/31/00.....................................................          -0.13%                 1.30%
2/29/00.....................................................           0.88%                -2.68%


                                                              SPECTRUM GLOBAL BALANCED   ZURICH INDEX
                                                              ------------------------   ------------
3/31/00.....................................................           4.01%                -2.54%
4/30/00.....................................................          -4.69%                -8.08%
5/31/00.....................................................          -1.01%                -5.03%
6/30/00.....................................................          -3.46%                -9.29%
7/31/00.....................................................          -3.96%                -9.40%
8/31/00.....................................................          -0.88%                -8.21%
9/30/00.....................................................          -4.31%               -12.41%
10/31/00....................................................          -0.39%                -6.39%
11/30/00....................................................          -2.78%                -2.37%
12/31/00....................................................           0.87%                 4.66%
1/31/01.....................................................           2.38%                 3.69%
2/28/01.....................................................          -1.99%                 5.04%
3/31/01.....................................................          -2.17%                13.04%
4/30/01.....................................................           2.21%                 7.82%
5/31/01.....................................................           3.83%                 8.62%
6/30/01.....................................................           0.90%                 8.44%
7/31/01.....................................................           3.14%                10.07%
8/31/01.....................................................           0.64%                10.43%
9/30/01.....................................................           3.51%                19.90%


               HISTORICAL PERFORMANCE COMPARISON (10/31/94 = $10)
--------------------------------------------------------------------------------

                        SPECTRUM GLOBAL BALANCED    ZURICH INDEX    S&P 500 INDEX     SALMON CORP. BOND INDEX     MSCI EAFE INDEX
                       --------------------------   -------------   --------------   -------------------------   ------------------
11/1/94..............           ]10.0000               10.0000          10.0000               10.0000                  10.0000
11/30/94.............            ]9.9500               10.0290           9.6300               10.0200                   9.5200
12/31/94.............            ]9.8300                9.8916           9.7745               10.1803                   9.5771
1/31/95..............            ]9.9600                9.4732          10.0384               10.4450                   9.2132
2/28/95..............           ]10.4200                9.9724          10.4199               10.7479                   9.1856
3/31/95..............           ]10.7200               11.0105          10.7325               10.8554                   9.7643
4/30/95..............           ]10.9500               11.3023          11.0545               11.0399                  10.1353
5/31/95..............           ]11.4300               11.5430          11.4856               11.7354                  10.0137
6/30/95..............           ]11.5200               11.3802          11.7498               11.8293                   9.8435
7/31/95..............           ]11.3600               11.0308          12.1493               11.7110                  10.4636
8/31/95..............           ]11.2000               11.0959          12.1736               11.9569                  10.0660
9/30/95..............           ]11.3800               10.8629          12.6849               12.1363                  10.2673
10/31/95.............           ]11.4100               10.7380          12.6468               12.3548                   9.9901
11/30/95.............           ]11.7200               10.8293          13.1906               12.6513                  10.2698
12/31/95.............           ]12.0700               11.2657          13.4412               12.9423                  10.6909
1/31/96..............           ]12.1200               11.5845          13.9116               12.9552                  10.7337
2/29/96..............           ]11.1600               10.7330          14.0368               12.4759                  10.7766
3/31/96..............           ]11.0400               10.7899          14.1772               12.3137                  11.0029
4/30/96..............           ]11.1800               11.2420          14.3899               12.1167                  11.3220
5/31/96..............           ]10.8300               10.8879          14.7496               12.1288                  11.1182
6/30/96..............           ]10.8800               10.9946          14.8086               12.3350                  11.1849
7/31/96..............           ]10.9700               10.8264          14.1570               12.3473                  10.8605
8/31/96..............           ]10.8800               10.7950          14.4543               12.2609                  10.8822
9/30/96..............           ]11.1300               11.1901          15.2637               12.5797                  11.1760
10/31/96.............           ]11.5500               11.9924          15.6911               13.0326                  11.0642
11/30/96.............           ]12.1000               12.6712          16.8679               13.3584                  11.5068
12/31/96.............           ]11.6300               12.3658          16.5305               13.1046                  11.3572
1/31/97..............           ]12.0200               12.8110          17.5554               13.0653                  10.9597
2/28/97..............           ]12.4000               13.1262          17.6958               13.1045                  11.1460
3/31/97..............           ]12.0900               13.0422          16.9703               12.8162                  11.1906
4/30/97..............           ]11.8900               12.7931          17.9885               13.0469                  11.2577
5/31/97..............           ]12.0900               12.5897          19.0858               13.2165                  11.9895
6/30/97..............           ]12.5300               12.6917          19.9447               13.4676                  12.6489
7/31/97..............           ]14.0200               13.5090          21.5403               14.1814                  12.8513
8/31/97..............           ]13.1900               12.9876          20.3340               13.8410                  11.9003
9/30/97..............           ]13.6200               13.1331          21.4524               14.1593                  12.5667
10/31/97.............           ]13.3900               12.9256          20.7445               14.3434                  11.5991
11/30/97.............           ]13.3400               13.0510          21.6987               14.4868                  11.4831
12/31/97.............           ]13.7500               13.3081          22.0676               14.6317                  11.5864
1/31/98..............           ]14.0600               13.3347          22.3103               14.8365                  12.1194
2/28/98..............           ]14.2700               13.2174          23.9166               14.8217                  12.8950
3/31/98..............           ]14.5900               13.2372          25.1363               14.8810                  13.2947
4/30/98..............           ]14.3300               12.7011          25.3877               14.9554                  13.4011
5/31/98..............           ]14.2800               13.1304          24.9561               15.2096                  13.3341
6/30/98..............           ]14.2800               13.1803          25.9793               15.3921                  13.4408
7/31/98..............           ]14.1100               13.0419          25.6935               15.5460                  13.5752
8/31/98..............           ]14.4700               14.0579          21.9679               15.6859                  11.8919
9/30/98..............           ]15.2100               14.6469          23.3760               16.3290                  11.5304
10/31/98.............           ]15.3900               14.5561          25.2765               16.0187                  12.7411
11/30/98.............           ]15.8000               14.1078          26.8184               16.4512                  13.3909
12/31/98.............           ]16.0000               14.3617          28.3739               16.4677                  13.9265
1/31/99..............           ]15.9900               14.0745          29.5656               16.6653                  13.8847
2/28/99..............           ]15.9800               14.3180          28.6491               15.9987                  13.5515
3/31/99..............           ]15.9800               14.1691          29.7951               15.9987                  14.1207
4/30/99..............           ]16.6400               14.7670          30.9571               15.9667                  14.6996
5/31/99..............           ]15.8100               14.3063          30.2141               15.6793                  13.9499
6/30/99..............           ]16.1700               14.6640          31.8759               15.4284                  14.4939
7/31/99..............           ]15.9000               14.2871          30.8877               15.2587                  14.9287
8/31/99..............           ]15.8700               14.3785          30.7333               15.2129                  14.9884
9/30/99..............           ]15.7900               14.4490          29.9035               15.3498                  15.1383
10/31/99.............           ]15.5100               13.7208          31.7874               15.4112                  15.7136
11/30/99.............           ]15.8100               13.9691          32.4231               15.4420                  16.2636
12/31/99.............           ]16.1200               14.1591          34.3361               15.3802                  17.7273
1/31/00..............           ]15.9700               14.2568          32.6193               15.3494                  16.6105


                        SPECTRUM GLOBAL BALANCED    ZURICH INDEX    S&P 500 INDEX     SALMON CORP. BOND INDEX     MSCI EAFE INDEX
                       --------------------------   -------------   --------------   -------------------------   ------------------
2/29/00..............           ]16.1200               13.9346          31.9995               15.4875                  17.0590
3/31/00..............           ]16.6200               13.8092          35.1355               15.6269                  17.7243
4/30/00..............           ]15.8600               13.5744          34.0814               15.5644                  16.8026
5/31/00..............           ]15.6500               13.5866          33.3657               15.4710                  16.3993
6/30/00..............           ]15.6100               13.3013          34.1998               15.8578                  17.0389
7/31/00..............           ]15.2700               12.9448          33.6526               16.0481                  16.3233
8/31/00..............           ]15.7300               13.1985          35.7391               16.2567                  16.4702
9/30/00..............           ]15.1100               12.6560          33.8449               16.3705                  15.6796
10/31/00.............           ]15.4500               12.8446          33.7095               16.4360                  15.3190
11/30/00.............           ]15.3700               13.6384          31.0464               16.6497                  14.7522
12/31/00.............           ]16.2600               14.8195          31.2016               16.9993                  15.2833
1/31/01..............             ]16.35               14.7825          32.2937               17.4753                  15.2986
2/28/01..............              ]15.8               14.6376           29.355               17.6326                  14.1512
3/31/01..............             ]16.26               15.6095          27.5056               17.7384                  13.1889
4/30/01..............             ]16.21               14.6355           29.651               17.6674                  14.0989
5/31/01..............             ]16.25               14.7584          29.8586               17.8617                  13.5772
6/30/01..............             ]15.75               14.4234           29.142               17.9331                  13.0205
7/31/01..............             ]15.75               14.2489          28.8506               18.4514                  12.7848
8/31/01..............             ]15.83               14.5752           27.033               18.6673                  12.4639
9/30/01..............             ]15.64               15.1742          24.8433               18.6636                  11.2038

                      CORRELATION ANALYSIS (11/94 - 9/01)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Global
                                                                 Balanced       Zurich        S&P        SAL        EAFE
-----------------------------------------------------------------------------------------------------------------------------
Spectrum Global Balanced                                           1.00          0.67             0.46   0.60            0.35
Zurich Index                                                                     1.00            -0.05   0.33           -0.03
S&P 500 Index                                                                                     1.00   0.26            0.75
Salomon Corporate Bond Index                                                                             1.00            0.02
MSCI EAFE Index                                                                                                          1.00

The S&P 500 Index, Salomon Corporate Bond Index, and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The Zurich Index performance data for managed futures is provided by Zurich Capital Markets Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed investment decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM CURRENCY L.P.

--------------------------------------------------------------------------------

All of the performance data below is a pro forma of Cornerstone IV based on the Spectrum Currency fee structure and is through September 30, 2001.

                          SPECTRUM CURRENCY STATISTICS
------------------------------------------------

Trading Advisors:                 John W. Henry & Company, Inc.
                                  Sunrise Capital Partners, LLC
Began Trading:                                      July 3, 2000
Net Assets in Fund:                                $36.2 Million
Minimum Investment:                          $5,000 ($2,000/IRA)
Monthly Management Fee:         1/12 of 2.00% of Beg. Net Assets
Monthly Brokerage Fee:          1/12 of 4.60% of Beg. Net Assets
Monthly Incentive Fee:                 20.00% of Trading Profits
Investment Style:                                      Technical

                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   9.34%
Standard Deviation of Monthly Returns:              7.87%
Annualized Standard Deviation:                     27.25%
Sharpe Ratio:                                        0.16
Sortino Ratio:                                       0.27
Largest Decline Period (6/95 - 8/96):             -46.06%
Average Recovery (No. of months):                    3.79
Average Monthly Loss:                              -5.01%
Standard Deviation of Monthly Loss:                 4.58%
% of Losing Months:                                45.09%
Average Monthly Gain:                               6.01%
Standard Deviation of Monthly Gain:                 6.38%
% of Winning Months:                               54.91%

                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  100%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Currency, managed by John W. Henry & Company, Inc. and Sunrise Capital Partners, LLC, is structured to exclusively trade a portfolio of diverse world currencies. Each trading advisor implements a technical, trend-following program to participate in international currencies, primarily in the forward dealer markets, futures contracts, and may also trade in spot (cash) currency markets.

JWH employs the International Foreign Exchange Program, which seeks to identify and capitalize on intermediate-term price movements in a broad range of both major and minor currencies primarily trading on the interbank market. Positions are taken as outrights against the U.S. dollar, or non-dollar cross rates.

Sunrise's Currency Program follows approximately ten different major and minor currency markets, which may include, but are not limited to, the Japanese yen, British pound, Euro, Swiss franc, Canadian dollar, Australian dollar, Swedish krona, New Zealand dollar, Singapore dollar, and South African rand. In order to achieve adequate diversification for the Currency Program, major and minor currencies are traded as cross-rates selectively against each other and/or as outrights against the U.S. dollar.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the following:

FOREIGN EXCHANGE
Australian dollar
British pound
Canadian dollar
Czech koruna
Danish kronor
Euro
Greek drachma
Hong Kong dollar
Japanese yen
Mexican peso
New Zealand dollar
Norwegian krone
Singapore dollar
South African rand
Swedish krona
Swiss franc
Thai baht

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                  PRO FORMA FOR SPECTRUM CURRENCY PERFORMANCE
--------------------------------------------------------------------------------

   1987      1988        1989             1990         1991   1992        1993             1994         1995    1996    1997
  7.74%     25.71%          -15.61%           43.03%  32.66%  5.11%          -10.03%          -13.04%  21.28%  13.91%  25.53%

   1987     1998       1999        2000       2001
  7.74%     2.67%         -1.33%  14.93%      0.66%

(8 MONTHS)                                                            (9 MONTHS)

                 ROLLING 12-MONTH PERFORMANCE VS. ZURICH INDEX
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         PRO FORMA FOR SPECTRUM CURRENCY   ZURICH INDEX
APR-88                -4.51%                  -1.22%
May-88                             35.47%         7.84%
Jun-88                             49.12%        26.45%
Jul-88                             62.12%        15.67%
Aug-88                             88.76%        21.13%
Sep-88                             77.21%        23.80%
Oct-88                             58.52%        25.14%
Nov-88                             55.08%        17.59%
Dec-88                             25.71%         7.26%
Jan-89                             81.80%        19.88%
Feb-89                             48.38%        11.23%
Mar-89                             44.76%        16.74%
Apr-89                             41.75%        17.87%
May-89                             25.68%        22.71%
Jun-89                             12.21%         6.35%
Jul-89                             -9.79%        13.47%
Aug-89                            -27.43%         6.40%
Sep-89                            -37.97%         3.32%
Oct-89                            -36.00%        -3.07%
Nov-89                            -33.89%        -2.00%
Dec-89                            -15.61%         4.68%
Jan-90                            -24.16%         0.71%
Feb-90                             -6.79%         7.36%
Mar-90                             -4.49%         7.69%
Apr-90                             -3.32%        12.99%
May-90                            -20.80%        -3.66%
Jun-90                             -8.85%        -2.20%
Jul-90                             29.12%         1.07%
Aug-90                             67.06%        11.28%
Sep-90                             95.43%        16.17%
Oct-90                            105.95%        22.75%
Nov-90                             78.34%        20.62%
Dec-90                             43.03%        14.23%
Jan-91                             22.95%         7.28%
Feb-91                             13.24%         6.80%
Mar-91                             36.35%         9.85%
Apr-91                             34.56%         5.39%
May-91                             47.27%        10.61%
Jun-91                             41.81%         9.53%
Jul-91                              4.20%         2.06%
Aug-91                            -10.19%        -6.24%
Sep-91                              2.65%        -3.79%
Oct-91                            -11.77%        -6.22%
Nov-91                             -3.79%        -6.50%
Dec-91                             32.66%        10.01%
Jan-92                             32.24%         6.45%
Feb-92                             29.60%         2.77%
Mar-92                              3.83%        -3.03%
Apr-92                             -4.29%        -5.17%
May-92                             -2.03%        -4.35%
Jun-92                              6.19%         0.74%
Jul-92                             28.42%        10.82%
Aug-92                             61.63%        20.71%
Sep-92                             39.34%        13.91%
Oct-92                             44.77%        14.62%
Nov-92                             38.16%        15.01%
Dec-92                              5.11%        -1.40%
Jan-93                             11.22%         5.66%
Feb-93                             38.75%        15.85%
Mar-93                             31.71%        15.98%
Apr-93                             40.80%        22.42%
May-93                             41.61%        22.74%
Jun-93                             20.63%        17.48%
Jul-93                             18.11%        14.79%
Aug-93                             -4.48%         8.84%
Sep-93                              1.48%         9.38%
Oct-93                             -4.62%         8.75%
Nov-93                            -11.96%         6.98%
Dec-93                            -10.03%        10.74%
Jan-94                             -5.31%         7.66%
Feb-94                            -19.14%        -1.18%
Mar-94                            -16.15%         1.65%
Apr-94                            -18.88%        -3.13%
May-94                            -24.70%        -1.70%
Jun-94                            -19.64%         0.14%
Jul-94                            -27.06%        -6.92%
Aug-94                            -24.61%        -8.75%
Sep-94                            -21.78%        -6.98%
Oct-94                            -11.52%        -5.24%
Nov-94                            -11.10%        -3.91%
Dec-94                            -13.04%        -7.72%
Jan-95                            -18.60%        -8.09%
Feb-95                            -11.15%        -0.20%
Mar-95                             11.90%         7.72%
Apr-95                             17.82%        13.02%
May-95                             16.24%        13.48%
Jun-95                              7.74%         8.31%
Jul-95                             11.08%         7.93%
Aug-95                             21.38%        12.11%
Sep-95                             19.09%         8.67%
Oct-95                             14.04%         7.38%
Nov-95                             18.84%         7.98%
Dec-95                             21.28%        13.89%
Jan-96                             35.22%        22.29%
Feb-96                             19.81%         7.63%
Mar-96                             -2.77%        -2.00%
Apr-96                             -1.67%        -0.53%
May-96                              4.66%        -5.67%
Jun-96                              5.35%        -3.39%
Jul-96                              2.94%        -1.85%
Aug-96                             -5.02%        -2.71%
Sep-96                             -4.33%         3.01%
Oct-96                              3.67%        11.68%
Nov-96                             11.09%        17.01%
Dec-96                             13.91%         9.77%
Jan-97                             15.88%        10.59%
Feb-97                             29.30%        22.30%
Mar-97                             25.89%        20.87%
Apr-97                             23.12%        13.80%
May-97                             14.95%        15.63%
Jun-97                             16.70%        15.43%
Jul-97                             30.13%        24.78%
Aug-97                             35.54%        20.31%
Sep-97                             33.50%        17.36%
Oct-97                             25.57%         7.78%
Nov-97                             24.45%         3.00%
Dec-97                             25.53%         7.62%
Jan-98                             17.38%         4.09%
Feb-98                              7.15%         0.69%
Mar-98                             10.12%         1.49%
Apr-98                              4.61%        -0.72%
May-98                             16.65%         4.29%
Jun-98                             27.78%         3.85%
Jul-98                             18.75%        -3.46%
Aug-98                             17.55%         8.24%
Sep-98                             14.18%        11.53%
Oct-98                             17.18%        12.61%
Nov-98                              7.52%         8.10%
Dec-98                              2.67%         7.92%
Jan-99                              1.46%         5.55%
Feb-99                              6.55%         8.33%
Mar-99                              6.34%         7.04%
Apr-99                             12.39%        16.26%
May-99                              4.79%         8.95%
Jun-99                             -6.13%        11.26%
Jul-99                            -11.08%         9.55%
Aug-99                            -10.31%         2.28%
Sep-99                             -4.42%        -1.35%
Oct-99                            -12.60%        -5.74%
Nov-99                             -3.03%        -0.98%
Dec-99                             -1.33%        -1.41%
Jan-00                              3.33%         1.29%
Feb-00                              0.63%        -2.68%
Mar-00                             -2.37%        -2.54%
Apr-00                              2.99%        -8.08%
May-00                              4.54%        -5.03%
Jun-00                              0.24%        -9.29%
Jul-00                              6.06%        -9.39%
Aug-00                              5.11%        -8.21%
Sep-00                              4.09%       -12.41%
Oct-00                             18.52%        -6.38%
Nov-00                             10.82%        -2.37%
Dec-00                             14.93%         4.66%
1/31/01                            11.48%         3.69%
2/28/01                            11.71%         5.05%
3/31/01                            23.15%        13.04%
4/30/01                            11.80%         7.82%
5/31/01                            14.03%         8.62%
6/30/01                            17.60%         8.44%
7/31/01                             9.64%        10.07%
8/31/01                            12.34%        10.43%
9/30/01                            0.1219         0.199

               HISTORICAL PERFORMANCE COMPARISON (4/30/87 = $10)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PRO FORMA FOR SPECTRUM CURRENCY  ZURICH INDEX  S&P 500 INDEX  SALMON CORP. BOND INDEX  MSCI EAFE INDEX
5/1/87                            10.0000       10.0000        10.0000                  10.0000          10.0000
5/31/87                            8.9410        9.7460        10.0900                   9.9500          10.0000
6/30/87                            8.9186        9.5959        10.5945                  10.0993           9.6800
7/31/87                            8.7411        9.9404        11.1348                   9.9781           9.6606
8/31/87                            7.6791        9.5706        11.5468                   9.8983          10.3851
9/30/87                            7.6660        9.4060        11.2928                   9.4826          10.2189
10/31/87                           8.7155        9.4540         8.8648                   9.9662           8.7883
11/30/87                           9.6315       10.1763         8.1379                  10.0958           8.8762
12/31/87                          10.7738       10.8490         8.7564                  10.3078           9.1425
1/31/88                            8.5921       10.2469         9.1417                  10.8438           9.3071
2/29/88                            8.6832       10.3811         9.5531                  10.9956           9.9307
3/31/88                            9.1946       10.0946         9.2665                  10.7867          10.5464
4/30/88                            9.5495        9.8776         9.3777                  10.6249          10.7046
5/31/88                           12.1126       10.5098         9.4340                  10.5612          10.3621
6/30/88                           13.2996       12.1336         9.8680                  10.9625          10.0927
7/31/88                           14.1707       11.4978         9.8483                  10.8419          10.4157
8/31/88                           14.4952       11.5932         9.4938                  10.8961           9.7387
9/30/88                           13.5849       11.6442         9.9020                  11.2557          10.1672
10/31/88                          13.8158       11.8305        10.1892                  11.5709          11.0416
11/30/88                          14.9363       11.9666        10.0262                  11.3742          11.7041
12/31/88                          13.5442       11.6363        10.2067                  11.4197          11.7743
1/31/89                           15.6205       12.2844        10.9620                  11.6481          11.9862
2/28/89                           12.8838       11.5473        10.6770                  11.4967          12.0461
3/31/89                           13.3103       11.7840        10.9332                  11.5657          11.8172
4/30/89                           13.5366       11.6426        11.5127                  11.8086          11.9236
5/31/89                           15.2233       12.8965        11.9502                  12.2573          11.2797
6/30/89                           14.9234       12.9042        11.8904                  12.7353          11.0879
7/31/89                           12.7834       13.0461        12.9724                  12.9645          12.4850
8/31/89                           10.5195       12.3351        13.2059                  12.7571          11.9232
9/30/89                            8.4261       12.0304        13.1531                  12.8081          12.4717
10/31/89                           8.8423       11.4674        12.8506                  13.1667          11.9728
11/30/89                           9.8742       11.7277        13.0948                  13.2589          12.5714
12/31/89                          11.4294       12.1804        13.4091                  13.2722          13.0365
1/31/90                           11.8466       12.3716        12.5241                  13.0200          12.5541
2/28/90                           12.0089       12.3976        12.6619                  13.0070          11.6753
3/31/90                           12.7126       12.6902        13.0038                  12.9940          10.4611
4/30/90                           13.0876       13.1547        12.6917                  12.7471          10.3774
5/31/90                           12.0576       12.4246        13.8974                  13.2442          11.5604
6/30/90                           13.6034       12.6197        13.8140                  13.5356          11.4564
7/31/90                           16.5064       13.1851        13.7864                  13.6710          11.6168
8/31/90                           17.5744       13.7270        12.5318                  13.2745          10.4900
9/30/90                           16.4672       13.9755        11.9303                  13.3940           9.0319
10/31/90                          18.2111       14.0761        11.8945                  13.5681          10.4409
11/30/90                          17.6101       14.1465        12.6439                  13.9480           9.8249
12/31/90                          16.3475       13.9131        12.9979                  14.1851           9.9919
1/31/91                           14.5656       13.2717        13.5828                  14.3979          10.3216
2/28/91                           13.5984       13.2412        14.5336                  14.5707          11.4260
3/31/91                           17.3339       13.9403        14.8969                  14.7310          10.7404
4/30/91                           17.6112       13.8636        14.9416                  14.9372          10.8478
5/31/91                           17.7574       13.7430        15.5542                  14.9969          10.9671
6/30/91                           19.2916       13.8227        14.8543                  14.9669          10.1665
7/31/91                           17.2004       13.4564        15.5673                  15.2213          10.6647
8/31/91                           15.7831       12.8710        15.9098                  15.6323          10.4514
9/30/91                           16.9037       13.4463        15.6393                  16.0544          11.0471
10/31/91                          16.0670       13.2002        15.8583                  16.1186          11.2018
11/30/91                          16.9427       13.2266        15.2081                  16.2959          10.6865
12/31/91                          21.6867       15.3058        16.9418                  17.0129          11.2422
1/31/92                           19.2621       14.1273        16.6538                  16.7237          11.0061
2/29/92                           17.6229       13.6074        16.8536                  16.8909          10.6099
3/31/92                           17.9983       13.5176        16.5334                  16.7727           9.9096
4/30/92                           16.8554       13.1472        17.0294                  16.8062           9.9591
5/31/92                           17.3965       13.1446        17.0805                  17.2264          10.6264
6/30/92                           20.4861       13.9254        16.8243                  17.5020          10.1270
7/31/92                           22.0881       14.9127        17.5309                  18.0446           9.8738
8/31/92                           25.5095       15.5361        17.1452                  18.2070          10.4958
9/30/92                           23.5529       15.3170        17.3509                  18.3891          10.2964
10/31/92                          23.2608       15.1301        17.4377                  18.0949           9.7610
11/30/92                          23.4073       15.2118        18.0131                  18.2216           9.8586
12/31/92                          22.7940       15.0916        18.2473                  18.6407           9.9079
1/31/93                           21.4241       14.9271        18.4115                  19.1067           9.9079
2/28/93                           24.4513       15.7645        18.6508                  19.6035          10.2150
3/31/93                           23.7055       15.6778        19.0425                  19.6427          11.1037
4/30/93                           23.7316       16.0948        18.6045                  19.7409          12.1586
5/31/93                           24.6358       16.1334        19.0696                  19.7804          12.4139
6/30/93                           24.7122       16.3593        19.1268                  20.3540          12.2277
7/31/93                           26.0887       17.1184        19.0694                  20.5575          12.6557
8/31/93                           24.3668       16.9096        19.7750                  21.1537          13.3391
9/30/93                           23.9014       16.7540        19.6168                  21.2383          13.0456
10/31/93                          22.1853       16.4541        20.0484                  21.3445          13.4500
11/30/93                          20.6079       16.2731        19.8279                  20.9390          12.2799
12/31/93                          20.5069       16.7125        20.0658                  21.0856          13.1641
1/31/94                           20.2875       16.0707        20.7681                  21.5073          14.2830
2/28/94                           19.7702       15.5789        20.1866                  20.8836          14.2402
3/31/94                           19.8770       15.9372        19.3186                  20.0900          13.6279
4/30/94                           19.2509       15.5914        19.5891                  19.8891          14.2139
5/31/94                           18.5502       15.8596        19.8829                  19.7698          14.1286
6/30/94                           19.8598       16.3814        19.4057                  19.6116          14.3264
7/31/94                           19.0297       15.9342        20.0655                  20.2196          14.4697
8/31/94                           18.3694       15.4307        20.8681                  20.1589          14.8170
9/30/94                           18.6964       15.5850        20.3464                  19.6146          14.3577
10/31/94                          19.6294       15.5912        20.8144                  19.5165          14.8459
11/30/94                          18.3201       15.6364        20.0443                  19.5555          14.1333
12/31/94                          17.8328       15.4222        20.3450                  19.8684          14.2181
1/31/95                           16.5132       14.7698        20.8943                  20.3850          13.6778
2/28/95                           17.5651       15.5482        21.6883                  20.9762          13.6368
3/31/95                           22.2427       17.1668        22.3389                  21.1860          14.4959
4/30/95                           22.6809       17.6217        23.0091                  21.5462          15.0467
5/31/95                           21.5627       17.9970        23.9065                  22.9036          14.8661
6/30/95                           21.3967       17.7432        24.4563                  23.0868          14.6134
7/31/95                           21.1378       17.1985        25.2878                  22.8559          15.5340
8/31/95                           22.2962       17.3000        25.3384                  23.3359          14.9437
9/30/95                           22.2650       16.9367        26.4026                  23.6859          15.2426
10/31/95                          22.3852       16.7419        26.3234                  24.1122          14.8310
11/30/95                          21.7718       16.8842        27.4553                  24.6909          15.2463
12/31/95                          21.6281       17.5646        27.9770                  25.2588          15.8714
1/31/96                           22.3289       18.0617        28.9562                  25.2841          15.9349
2/29/96                           21.0450       16.7342        29.2168                  24.3486          15.9986
3/31/96                           21.6258       16.8229        29.5090                  24.0321          16.3346
4/30/96                           22.3027       17.5278        29.9516                  23.6476          16.8083
5/31/96                           22.5681       16.9757        30.7004                  23.6712          16.5058
6/30/96                           22.5410       17.1421        30.8232                  24.0736          16.6048
7/31/96                           21.7588       16.8798        29.4670                  24.0977          16.1233
8/31/96                           21.1778       16.8308        30.0858                  23.9290          16.1555
9/30/96                           21.3006       17.4468        31.7706                  24.5512          16.5917
10/31/96                          23.2070       18.6977        32.6602                  25.4350          16.4258
11/30/96                          24.1863       19.7560        35.1097                  26.0709          17.0828
12/31/96                          24.6362       19.2799        34.4075                  25.5756          16.8607
1/31/97                           25.8754       19.9740        36.5408                  25.4989          16.2706
2/28/97                           27.2106       20.4654        36.8331                  25.5754          16.5472
3/31/97                           27.2242       20.3344        35.3229                  25.0127          16.6134
4/30/97                           27.4583       19.9460        37.4423                  25.4629          16.7131
5/31/97                           25.9426       19.6289        39.7263                  25.7939          17.7995
6/30/97                           26.3058       19.7879        41.5140                  26.2840          18.7785
7/31/97                           28.3156       21.0622        44.8351                  27.6771          19.0790
8/31/97                           28.7035       20.2492        42.3243                  27.0128          17.6672
9/30/97                           28.4366       20.4760        44.6521                  27.6341          18.6566
10/31/97                          29.1418       20.1525        43.1786                  27.9933          17.2200
11/30/97                          30.1006       20.3480        45.1648                  28.2732          17.0478
12/31/97                          30.9254       20.7489        45.9326                  28.5559          17.2012
1/31/98                           30.3718       20.7904        46.4379                  28.9557          17.9925
2/28/98                           29.1569       20.6074        49.7814                  28.9267          19.1440
3/31/98                           29.9791       20.6383        52.3203                  29.0424          19.7375
4/30/98                           28.7230       19.8024        52.8435                  29.1876          19.8954
5/31/98                           30.2626       20.4717        51.9452                  29.6838          19.7959
6/30/98                           33.6127       20.5495        54.0750                  30.0400          19.9543
7/31/98                           33.6261       20.3337        53.4802                  30.3404          20.1538
8/31/98                           33.7404       21.9177        45.7256                  30.6135          17.6547
9/30/98                           32.4684       22.8361        48.6566                  31.8687          17.1180
10/31/98                          34.1470       22.6945        52.6124                  31.2632          18.9154
11/30/98                          32.3645       21.9955        55.8218                  32.1073          19.8801
12/31/98                          31.7496       22.3914        59.0595                  32.1394          20.6753
1/31/99                           30.8162       21.9436        61.5400                  32.5251          20.6133
2/28/99                           31.0658       22.3232        59.6323                  31.2241          20.1186
3/31/99                           31.8797       22.0910        62.0176                  31.2241          20.9636
4/30/99                           32.2814       23.0232        64.4363                  31.1617          21.8231
5/31/99                           31.7132       22.3049        62.8898                  30.6008          20.7101
6/30/99                           31.5515       22.8625        66.3487                  30.1112          21.5178
7/31/99                           29.9014       22.2749        64.2919                  29.7800          22.1633
8/31/99                           30.2632       22.4175        63.9704                  29.6907          22.2520
9/30/99                           31.0319       22.5273        62.2432                  29.9579          22.4745
10/31/99                          29.8434       21.3919        66.1645                  30.0777          23.3285
11/30/99                          31.3833       21.7791        67.4878                  30.1379          24.1450
12/31/99                          31.3268       22.0753        71.4696                  30.0173          26.3181
1/31/00                           31.8437       22.2276        67.8961                  29.9573          24.6601
2/29/00                           31.2610       21.7253        66.6061                  30.2269          25.3259
3/31/00                           31.1235       21.5298        73.1335                  30.4989          26.3136
4/30/00                           33.2461       21.1638        70.9395                  30.3769          24.9453
5/31/00                           33.1530       21.1828        69.4498                  30.1946          24.3466
6/30/00                           31.6280       20.7380        71.1860                  30.9495          25.2961
7/31/00                           31.7134       20.1822        70.0470                  31.3209          24.2337
8/31/00                           31.8085       20.5778        74.3899                  31.7281          24.4518
9/30/00                           32.3015       19.7321        70.4472                  31.9502          23.2781
10/31/00                          35.3701       20.0261        70.1654                  32.0780          22.7427
11/30/00                          34.7794       21.2637        64.6223                  32.4950          21.9012
12/31/00                          36.0036       23.1051        64.9454                  33.1774          22.6896
1/31/01                           35.4995       23.0473        67.2185                  34.1064          22.7123
2/28/01                           34.9209       22.8214        61.1016                  34.4134          21.0089
3/31/01                           38.3292       24.3367        57.2522                  34.6199          19.5803
4/30/01                           37.1678       22.8181        61.7179                  34.4814          20.9313
5/31/01                           37.8034       23.0098        62.1499                  34.8607          20.1568
6/30/01                           37.1948       22.4875        60.6583                  35.0001          19.3304
7/31/01                           34.7697       22.2154        60.0517                  36.0116          18.9805
8/31/01                           35.7328       22.7241        56.2684                  36.4329          18.5041
9/30/01                           36.2402       23.6581        51.7107                  36.4256          16.6333

                       CORRELATION ANALYSIS (5/87 - 9/01)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                                Pro Forma for
                                                              Spectrum Currency   Zurich       S&P        SAL        EAFE
------------------------------------------------------------------------------------------------------------------------------
Pro Forma for Spectrum Currency                                     1.00           0.67           -0.10   0.07           -0.08
Zurich Index                                                                       1.00            0.01   0.27           -0.07
S&P 500 Index                                                                                      1.00   0.28            0.58
Salomon Corporate Bond Index                                                                              1.00            0.10
MSCI EAFE Index                                                                                                           1.00

The S&P 500 Index, Salomon Corporate Bond Index, and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The Zurich Index performance data for managed futures is provided by Zurich Capital
Markets Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM COMMODITY L.P.

--------------------------------------------------------------------------------

All of the performance data below is through September 30, 2001.

                         SPECTRUM COMMODITY STATISTICS
------------------------------------------------

Trading Advisor:                              Morgan Stanley
                                 Commodities Management Inc.
Began Trading:                               January 2, 1998
Net Assets in Fund:                            $13.6 Million
Minimum Investment:                      $5,000 ($2,000/IRA)
Monthly Management Fee:     1/12 of 2.50% of Beg. Net Assets
Monthly Brokerage Fee:      1/12 of 4.60% of Beg. Net Assets
Annual Incentive Fee:              17.50% of Trading Profits
Investment Style:                                  Technical

                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                 -13.13%
Standard Deviation of Monthly Returns:              4.21%
Annualized Standard Deviation:                     14.59%
Sharpe Ratio:                                       -1.24
Sortino Ratio:                                      -2.32
Largest Decline Period (2/98 - 9/01):             -41.76%
Average Recovery (No. of months):                     N/A
Average Monthly Loss:                              -3.91%
Standard Deviation of Monthly Loss:                 2.25%
% of Losing Months:                                60.00%
Average Monthly Gain:                               3.17%
Standard Deviation of Monthly Gain:                 2.50%
% of Winning Months:                               40.00%

                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agriculturals  19%
Energies       29%
Metals         31%
Softs          21%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Commodity features a long-only, broadly-diversified, actively-managed portfolio of traditional commodities.

Its trading advisor, Morgan Stanley Commodities Management Inc., uses a technical approach to investing that is unique in the marketplace. The trading strategy seeks to benefit from supply and demand dynamics (based on consumer and producer reactions to price movements) by over-weighting exposure to commodities that are historically undervalued and showing signs of strengthening, and under-weighting exposure to those markets that are historically overvalued and showing signs of weakening.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the following:

AGRICULTURALS           METALS
Corn                    Aluminum
Feeder cattle           Copper
Lean hogs               Gold
Live cattle             Nickel
Soybeans                Platinum
Soybean meal            Silver
Soybean oil             Zinc
Wheat

SOFTS
Cocoa
Coffee
Cotton
Orange juice
Sugar

ENERGIES
Crude oil
Heating oil
Natural gas
Unleaded gas

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                         SPECTRUM COMMODITY PERFORMANCE
--------------------------------------------------------------------------------

     1998               1999              2000               2001
-34.30%                15.83%             3.15%            -24.84%
                                                          (9 MONTHS)

                 ROLLING 12-MONTH PERFORMANCE VS. ZURICH INDEX
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM COMMODITY  ZURICH INDEX
12/31/98       -34.30%           7.92%
1/31/99              -36.13%         5.55%
2/28/99              -34.73%         8.33%
3/31/99              -29.14%         7.04%
4/30/99              -25.67%        16.27%
5/31/99              -24.91%         8.96%
6/30/99              -18.95%        11.26%
7/31/99              -12.99%         9.55%
8/31/99                0.28%         2.28%
9/30/99               -2.19%        -1.35%
10/31/99              -1.47%        -5.74%
11/30/99               8.97%        -0.98%
12/31/99              15.83%        -1.41%
1/31/00               21.17%         1.30%
2/29/00               22.03%        -2.68%
3/31/00               13.17%        -2.54%
4/30/00                7.23%        -8.08%
5/31/00               18.89%        -5.03%
6/30/00               12.79%        -9.29%
7/31/00                8.20%        -9.39%
8/31/00                6.76%        -8.21%
9/30/00                1.58%       -12.41%
10/31/00               1.49%        -6.38%
11/30/00               4.72%        -2.37%
12/31/00               3.15%         4.67%
1/31/01               -4.08%         3.69%
2/28/01               -2.11%         5.05%
3/31/01               -9.67%        13.04%
4/30/01               -6.06%         7.82%
5/31/01              -13.31%         8.63%
6/30/01              -16.30%         8.44%
7/31/01              -13.40%        10.08%
8/31/01              -19.64%        10.43%
9/30/01              -0.2338         0.199

               HISTORICAL PERFORMANCE COMPARISON (12/31/97 = $10)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM COMMODITY  ZURICH INDEX  S&P 500  SALAMON CORP. BOND INDEX  MSCI EAFE INDEX
12/31/97               10.00         10.00    10.00                     10.00            10.00
1/31/98                10.13         10.02    10.11                     10.14            10.46
2/28/98                 9.53          9.93    10.84                     10.13            11.13
3/31/98                 9.54          9.95    11.39                     10.17            11.47
4/30/98                 9.31          9.54    11.50                     10.22            11.57
5/31/98                 8.67          9.87    11.31                     10.40            11.51
6/30/98                 8.39          9.90    11.77                     10.52            11.60
7/31/98                 7.85          9.80    11.64                     10.63            11.72
8/31/98                 7.23         10.56     9.95                     10.72            10.26
9/30/98                 7.75         11.01    10.59                     11.16             9.95
10/31/98                7.48         10.94    11.45                     10.95            11.00
11/30/98                6.80         10.60    12.15                     11.24            11.56
12/31/98                6.57         10.79    12.86                     11.25            12.02
1/31/99                 6.47         10.58    13.40                     11.39            11.98
2/28/99                 6.22         10.76    12.98                     10.93            11.70
3/31/99                 6.76         10.65    13.50                     10.93            12.19
4/30/99                 6.92         11.10    14.03                     10.91            12.69
5/31/99                 6.51         10.75    13.69                     10.72            12.04
6/30/99                 6.80         11.02    14.44                     10.54            12.51
7/31/99                 6.83         10.74    14.00                     10.43            12.88
8/31/99                 7.25         10.80    13.93                     10.40            12.94
9/30/99                 7.58         10.86    13.55                     10.49            13.07
10/31/99                7.37         10.31    14.40                     10.53            13.56
11/30/99                7.41         10.50    14.69                     10.55            14.04
12/31/99                7.61         10.64    15.56                     10.51            15.30
1/31/00                 7.84         10.71    14.78                     10.49            14.34
2/29/00                 7.59         10.47    14.50                     10.59            14.72
3/31/00                 7.65         10.38    15.92                     10.68            15.30
4/30/00                 7.42         10.20    15.44                     10.64            14.50
5/31/00                 7.74         10.21    15.12                     10.57            14.15
6/30/00                 7.67         10.00    15.50                     10.84            14.71
7/31/00                 7.39          9.73    15.25                     10.97            14.09
8/31/00                 7.74          9.92    16.20                     11.11            14.22
9/30/00                 7.70          9.51    15.34                     11.19            13.53
10/31/00                7.48          9.65    15.28                     11.23            13.22
11/30/00                7.76         10.25    14.07                     11.38            12.73
12/31/00                7.85         11.14    14.14                     11.62            13.19
1/31/01                 7.52         11.11    14.63                     11.94            13.20
2/28/01                 7.43         11.00    13.30                     12.05            12.21
3/31/01                 6.91         11.73    12.46                     12.12            11.38
4/30/01                 6.97         11.00    13.44                     12.08            12.17
5/31/01                 6.71         11.09    13.53                     12.21            11.72
6/30/01                 6.42         10.84    13.21                     12.26            11.24
7/31/01                 6.40         10.71    13.07                     12.61            11.03
8/31/01                 6.22         10.95    12.25                     12.76            10.76
9/30/01                  5.9       11.4025  11.2579                    12.756           9.6698

                       CORRELATION ANALYSIS (1/98 - 9/01)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Commodity   Zurich        S&P              SAL
--------------------------------------------------------------------------------------------------------------------------
Spectrum Commodity                                                   1.00           0.09              0.23            0.00
Zurich Index                                                                        1.00             -0.33            0.12
S&P 500 Index                                                                                         1.00            0.05
Salomon Corporate Bond Index                                                                                          1.00
MSCI EAFE Index

                                                                   EAFE
------------------------------------------------------------
Spectrum Commodity                                                      0.24
Zurich Index                                                           -0.29
S&P 500 Index                                                           0.82
Salomon Corporate Bond Index                                           -0.09
MSCI EAFE Index                                                         1.00

The S&P 500 Index, Salomon Corporate Bond Index, and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The Zurich Index performance data for managed futures is provided by Zurich Capital
Markets Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH SEPTEMBER 30, 2001, THE "FUND ASSET HISTORY" CHARTS ON PAGES 174-176


                                SPECTRUM SELECT
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS   SPECTRUM SELECT
Aug-91                52.0
Dec-91*               80.7
Dec-92                60.9
Dec-93**             199.2
Dec-94               168.2
Dec-95               176.5
Dec-96**             163.8
Dec-97               166.8
Dec-98***            200.1
Dec-99               213.8
Dec-00               220.7
Sep-01               253.0

Year-end net assets (millions)

  * Spectrum Select had multiple closings during initial offering

 ** Re-opening of fund in September 1993 and November 1996

*** Effective May 1998, Spectrum Select became part of the Spectrum Series.

                               SPECTRUM TECHNICAL
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS  SPECTRUM TECHNICAL
Nov-94                  $8.0
Dec-94                 $14.9
Dec-95                 $59.3
Dec-96                $113.0
Dec-97                $182.0
Dec-98                $255.1
Dec-99                $268.8
Dec-00                $268.1
Sep-01                $277.6

Year-end net assets (millions)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                               SPECTRUM STRATEGIC
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS  SPECTRUM STRATEGIC
Nov-94                  $6.7
Dec-94                 $12.0
Dec-95                 $32.5
Dec-96                 $45.1
Dec-97                 $59.1
Dec-98                 $70.4
Dec-99                $107.7
Dec-00                 $74.2
Sep-01                 $69.9

Year-end net assets (millions)

                            SPECTRUM GLOBAL BALANCED
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS  SPECTRUM GLOBAL BALANCED
 NOV-94             $2.5
Dec-94                        $3.8
Dec-95                       $14.8
Dec-96                       $18.7
Dec-97                       $25.7
Dec-98                       $45.9
Dec-99                       $57.9
Dec-00                       $55.9
Sep-01                       $55.9

Year-end net assets (millions)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                               SPECTRUM CURRENCY
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SPECTRUM CURRENCY
Jul-00               $6.3
Dec-00              $15.7
Aug-01              $36.2

Year-end net assets (millions)

                               SPECTRUM COMMODITY
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MILLIONS
          Spectrum Commodity
Dec-97                 $25.7
Dec-98                 $24.9
Dec-99                 $23.6
Dec-00                 $20.2
Sep-01                 $13.6

Year-end net assets (millions)

* Spectrum Commodity had multiple closings during its initial offering

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH SEPTEMBER 30, 2001, THE "HISTORICAL PERFORMANCE COMPARISON" CHARTS ON PAGES 177-179. AS OF
SEPTEMBER 30, 2001, THERE WERE 59 PUBLIC MANAGED FUTURES FUNDS INCLUDED IN THE CALCULATION OF THE ZURICH INDEX.


                        SPECTRUM SELECT VS. ZURICH INDEX
                       HISTORICAL PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net asset value per unit

        ZURICH INDEX  SPECTRUM SELECT
JUL-91     $10.00         $10.00
AUG-91     $9.57           $9.38
Sep-91         $9.99            $9.97
Oct-91         $9.81            $9.75
Nov-91         $9.83            $9.46
Dec-91        $11.37           $13.12
Jan-92        $10.50           $11.32
Feb-92        $10.11           $10.63
Mar-92        $10.05           $10.21
Apr-92         $9.77           $10.02
May-92         $9.77            $9.88
Jun-92        $10.35           $10.59
Jul-92        $11.08           $11.73
Aug-92        $11.55           $12.51
Sep-92        $11.38           $11.86
Oct-92        $11.24           $11.48
Nov-92        $11.30           $11.64
Dec-92        $11.22           $11.22
Jan-93        $11.09           $11.26
Feb-93        $11.72           $12.93
Mar-93        $11.65           $12.85
Apr-93        $11.96           $14.18
May-93        $11.99           $14.46
Jun-93        $12.16           $14.49
Jul-93        $12.72           $16.50
Aug-93        $12.57           $16.35
Sep-93        $12.45           $15.67
Oct-93        $12.23           $14.89
Nov-93        $12.09           $14.70
Dec-93        $12.42           $15.90
Jan-94        $11.94           $14.04
Feb-94        $11.58           $13.09
Mar-94        $11.84           $14.73
Apr-94        $11.59           $14.59
May-94        $11.79           $15.59
Jun-94        $12.17           $17.19
Jul-94        $11.84           $16.35
Aug-94        $11.47           $15.22
Sep-94        $11.58           $15.41
Oct-94        $11.59           $14.67
Nov-94        $11.62           $15.50
Dec-94        $11.46           $15.08
Jan-95        $10.98           $13.85
Feb-95        $11.55           $15.19
Mar-95        $12.76           $18.31
Apr-95        $13.10           $19.97
May-95        $13.37           $22.18
Jun-95        $13.19           $21.80
Jul-95        $12.78           $19.49
Aug-95        $12.86           $18.55
Sep-95        $12.59           $17.11
Oct-95        $12.44           $16.54
Nov-95        $12.55           $16.77
Dec-95        $13.05           $18.64
Jan-96        $13.42           $18.57
Feb-96        $12.44           $16.32
Mar-96        $12.50           $16.29
Apr-96        $13.03           $16.95
May-96        $12.62           $16.33
Jun-96        $12.74           $16.56
Jul-96        $12.54           $16.32
Aug-96        $12.51           $16.24
Sep-96        $12.97           $16.79
Oct-96        $13.90           $19.02
Nov-96        $14.68           $20.31
Dec-96        $14.33           $19.62
Jan-97        $14.84           $20.40
Feb-97        $15.21           $21.36
Mar-97        $15.11           $21.43
Apr-97        $14.82           $20.26
May-97        $14.59           $20.02
Jun-97        $14.71           $20.05
Jul-97        $15.65           $22.01
Aug-97        $15.05           $20.64
Sep-97        $15.22           $20.83
Oct-97        $14.98           $20.05
Nov-97        $15.12           $20.17
Dec-97        $15.42           $20.85
Jan-98        $15.45           $21.03
Feb-98        $15.31           $21.48
Mar-98        $15.34           $21.53
Apr-98        $14.72           $20.08
May-98        $15.21           $20.44
Jun-98        $15.27           $20.63
Jul-98        $15.11           $20.43
Aug-98        $16.29           $24.35
Sep-98        $16.97           $25.87
Oct-98        $16.87           $24.54
Nov-98        $16.35           $23.52
Dec-98        $16.64           $23.80
Jan-99        $16.31           $23.11
Feb-99        $16.59           $24.37
Mar-99        $16.42           $23.76
Apr-99        $17.11           $24.64
May-99        $16.58           $23.56
Jun-99        $16.99           $23.64
Jul-99        $16.55           $22.60
Aug-99        $16.66           $22.50
Sep-99        $16.74           $22.88
Oct-99        $15.90           $20.96
Nov-99        $16.19           $21.65
Dec-99        $16.41           $22.00
Jan-00        $16.52           $22.63
Feb-00        $16.15           $22.14
Mar-00        $16.00           $21.68
Apr-00        $15.73           $20.86
May-00        $15.74           $21.19
Jun-00        $15.41           $20.25
Jul-00        $15.00           $19.76
Aug-00        $15.29           $20.69
Sep-00        $14.66           $20.31
Oct-00        $14.88           $20.40
Nov-00        $15.80           $21.72
Dec-00        $17.17           $23.57
Jan-01        $17.13           $23.89
Feb-01        $16.96           $24.35
Mar-01        $18.09           $26.12
Apr-01        $16.96           $24.31
May-01        $17.10           $24.18
Jun-01        $16.71           $23.75
Jul-01        $16.51           $23.72
Aug-01        $16.89           $24.32
1-Sep         $17.58            25.95

                      SPECTRUM TECHNICAL VS. ZURICH INDEX
                       HISTORICAL PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net asset value per unit

        ZURICH INDEX  SPECTRUM TECHNICAL
NOV-94     $10.00           $10.00
NOV-94     $10.03           $9.91
Dec-94         $9.89               $9.78
Jan-95         $9.47               $9.60
Feb-95         $9.97              $10.09
Mar-95        $11.01              $11.12
Apr-95        $11.30              $11.52
May-95        $11.54              $11.60
Jun-95        $11.38              $11.47
Jul-95        $11.03              $11.19
Aug-95        $11.10              $11.12
Sep-95        $10.86              $10.75
Oct-95        $10.74              $10.74
Nov-95        $10.83              $10.84
Dec-95        $11.27              $11.50
Jan-96        $11.58              $12.05
Feb-96        $10.73              $11.28
Mar-96        $10.79              $11.42
Apr-96        $11.24              $11.97
May-96        $10.89              $11.51
Jun-96        $10.99              $11.88
Jul-96        $10.83              $11.31
Aug-96        $10.80              $11.27
Sep-96        $11.19              $11.89
Oct-96        $11.99              $13.07
Nov-96        $12.67              $14.16
Dec-96        $12.37              $13.61
Jan-97        $12.81              $14.11
Feb-97        $13.13              $14.27
Mar-97        $13.04              $14.01
Apr-97        $12.79              $13.60
May-97        $12.59              $13.09
Jun-97        $12.69              $13.18
Jul-97        $13.51              $14.41
Aug-97        $12.99              $13.55
Sep-97        $13.13              $13.80
Oct-97        $12.93              $13.85
Nov-97        $13.05              $13.99
Dec-97        $13.31              $14.63
Jan-98        $13.33              $14.46
Feb-98        $13.22              $14.52
Mar-98        $13.24              $14.71
Apr-98        $12.70              $14.03
May-98        $13.13              $14.49
Jun-98        $13.18              $14.33
Jul-98        $13.04              $14.19
Aug-98        $14.06              $15.65
Sep-98        $14.65              $16.33
Oct-98        $14.56              $16.21
Nov-98        $14.11              $15.21
Dec-98        $14.36              $16.12
Jan-99        $14.07              $15.32
Feb-99        $14.32              $15.70
Mar-99        $14.17              $15.31
Apr-99        $14.77              $16.41
May-99        $14.31              $15.59
Jun-99        $14.66              $16.39
Jul-99        $14.29              $15.75
Aug-99        $14.38              $15.90
Sep-99        $14.45              $15.66
Oct-99        $13.72              $14.10
Nov-99        $13.97              $14.36
Dec-99        $14.16              $14.91
Jan-00        $14.26              $15.09
Feb-00        $13.93              $14.91
Mar-00        $13.81              $14.68
Apr-00        $13.57              $14.09
May-00        $13.59              $14.03
Jun-00        $13.30              $13.64
Jul-00        $12.94              $13.10
Aug-00        $13.20              $13.59
Sep-00        $12.66              $12.42
Oct-00        $12.84              $12.78
Nov-00        $13.64              $14.35
Dec-00        $14.82              $16.08
Jan-01        $14.78              $15.95
Feb-01        $14.64              $16.26
Mar-01        $15.61              $18.11
Apr-01        $14.64              $16.10
May-01        $14.76              $16.04
Jun-01        $14.42              $15.46
Jul-01        $14.25              $14.94
Aug-01        $14.58              $15.14
1-Sep         $15.17              $16.38

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                      SPECTRUM STRATEGIC VS. ZURICH INDEX
                       HISTORICAL PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net asset value per unit

        ZURICH INDEX  SPECTRUM STRATEGIC
NOV-94     $10.00           $10.00
Nov-94        $10.03              $10.01
Dec-94         $9.89              $10.01
Jan-95         $9.47               $9.66
Feb-95         $9.97               $9.80
Mar-95        $11.01              $10.57
Apr-95        $11.30              $10.57
May-95        $11.54              $10.50
Jun-95        $11.38               $9.83
Jul-95        $11.03               $9.75
Aug-95        $11.10              $10.14
Sep-95        $10.86              $10.10
Oct-95        $10.74              $10.13
Nov-95        $10.83              $10.41
Dec-95        $11.27              $11.06
Jan-96        $11.58              $11.47
Feb-96        $10.73              $10.29
Mar-96        $10.79              $10.19
Apr-96        $11.24              $10.81
May-96        $10.89              $10.48
Jun-96        $10.99              $10.18
Jul-96        $10.83               $9.68
Aug-96        $10.80               $9.79
Sep-96        $11.19              $10.29
Oct-96        $11.99              $10.59
Nov-96        $12.67              $10.96
Dec-96        $12.37              $10.67
Jan-97        $12.81              $10.60
Feb-97        $13.13              $11.67
Mar-97        $13.04              $12.46
Apr-97        $12.79              $11.60
May-97        $12.59              $11.69
Jun-97        $12.69              $11.50
Jul-97        $13.51              $12.38
Aug-97        $12.99              $11.77
Sep-97        $13.13              $11.06
Oct-97        $12.93              $10.37
Nov-97        $13.05              $10.14
Dec-97        $13.31              $10.71
Jan-98        $13.33              $11.28
Feb-98        $13.22              $10.90
Mar-98        $13.24              $10.94
Apr-98        $12.70               $9.73
May-98        $13.13               $9.01
Jun-98        $13.18               $8.93
Jul-98        $13.04               $8.46
Aug-98        $14.06               $9.46
Sep-98        $14.65              $11.26
Oct-98        $14.56              $12.21
Nov-98        $14.11              $11.24
Dec-98        $14.36              $11.55
Jan-99        $14.07              $11.14
Feb-99        $14.32              $12.45
Mar-99        $14.17              $12.02
Apr-99        $14.77              $12.26
May-99        $14.31              $10.62
Jun-99        $14.66              $12.94
Jul-99        $14.29              $12.81
Aug-99        $14.38              $13.49
Sep-99        $14.45              $15.28
Oct-99        $13.72              $13.82
Nov-99        $13.97              $14.49
Dec-99        $14.16              $15.85
Jan-00        $14.26              $15.54
Feb-00        $13.93              $12.67
Mar-00        $13.81              $12.41
Apr-00        $13.57              $11.15
May-00        $13.59              $12.28
Jun-00        $13.30              $11.32
Jul-00        $12.94              $11.74
Aug-00        $13.20              $10.77
Sep-00        $12.66               $9.65
Oct-00        $12.84               $8.99
Nov-00        $13.64               $9.58
Dec-00        $14.82              $10.61
Jan-01        $14.78              $10.51
Feb-01        $14.64              $10.56
Mar-01        $15.61              $10.67
Apr-01        $14.64              $10.49
May-01        $14.76              $10.48
Jun-01        $14.42              $10.13
Jul-01        $14.25               $9.99
Aug-01        $14.58               $9.93
1-Sep        15.1742              $10.31

                   SPECTRUM GLOBAL BALANCED VS. ZURICH INDEX
                       HISTORICAL PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net asset value per unit

        ZURICH INDEX  SPECTRUM GOBAL BALANCED
NOV-94     $10.00             $10.00
NOV-94     $10.03              $9.95
Dec-94         $9.89                    $9.83
Jan-95         $9.47                    $9.96
Feb-95         $9.97                   $10.42
Mar-95        $11.01                   $10.72
Apr-95        $11.30                   $10.95
May-95        $11.54                   $11.43
Jun-95        $11.38                   $11.52
Jul-95        $11.03                   $11.36
Aug-95        $11.10                   $11.20
Sep-95        $10.86                   $11.38
Oct-95        $10.74                   $11.41
Nov-95        $10.83                   $11.72
Dec-95        $11.27                   $12.07
Jan-96        $11.58                   $12.12
Feb-96        $10.73                   $11.16
Mar-96        $10.79                   $11.04
Apr-96        $11.24                   $11.18
May-96        $10.89                   $10.83
Jun-96        $10.99                   $10.88
Jul-96        $10.83                   $10.97
Aug-96        $10.80                   $10.88
Sep-96        $11.19                   $11.13
Oct-96        $11.99                   $11.55
Nov-96        $12.67                   $12.10
Dec-96        $12.37                   $11.63
Jan-97        $12.81                   $12.02
Feb-97        $13.13                   $12.40
Mar-97        $13.04                   $12.09
Apr-97        $12.79                   $11.89
May-97        $12.59                   $12.09
Jun-97        $12.69                   $12.53
Jul-97        $13.51                   $14.02
Aug-97        $12.99                   $13.19
Sep-97        $13.13                   $13.62
Oct-97        $12.93                   $13.39
Nov-97        $13.05                   $13.34
Dec-97        $13.31                   $13.75
Jan-98        $13.33                   $14.06
Feb-98        $13.22                   $14.27
Mar-98        $13.24                   $14.59
Apr-98        $12.70                   $14.33
May-98        $13.13                   $14.28
Jun-98        $13.18                   $14.28
Jul-98        $13.04                   $14.11
Aug-98        $14.06                   $14.47
Sep-98        $14.65                   $15.21
Oct-98        $14.56                   $15.39
Nov-98        $14.11                   $15.80
Dec-98        $14.36                   $16.00
Jan-99        $14.07                   $15.99
Feb-99        $14.32                   $15.98
Mar-99        $14.17                   $15.98
Apr-99        $14.77                   $16.64
May-99        $14.31                   $15.81
Jun-99        $14.66                   $16.17
Jul-99        $14.29                   $15.90
Aug-99        $14.38                   $15.87
Sep-99        $14.45                   $15.79
Oct-99        $13.72                   $15.51
Nov-99        $13.97                   $15.81
Dec-99        $14.16                   $16.12
Jan-00        $14.26                   $15.97
Feb-00        $13.93                   $16.12
Mar-00        $13.81                   $16.62
Apr-00        $13.57                   $15.86
May-00        $13.59                   $15.65
Jun-00        $13.30                   $15.61
Jul-00        $12.94                   $15.27
Aug-00        $13.20                   $15.73
Sep-00        $12.66                   $15.11
Oct-00        $12.84                   $15.45
Nov-00        $13.64                   $15.37
Dec-00        $14.82                   $16.26
Jan-01        $14.78                   $16.35
Feb-01        $14.64                   $15.80
Mar-01        $15.61                   $16.26
Apr-01        $14.64                   $16.21
May-01        $14.76                   $16.25
Jun-01        $14.42                   $15.75
Jul-01        $14.25                   $15.75
Aug-01        $14.58                   $15.83
1-Sep         $15.17                   $15.64

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                       SPECTRUM CURRENCY VS. ZURICH INDEX
                       HISTORICAL PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net asset value per unit

        ZURICH INDEX  SPECTRUM CURRENCY
Jun-00        $10.00             $10.00
Jul-00         $9.73             $10.06
Aug-00         $9.92             $10.10
Sep-00         $9.51             $10.24
Oct-00         $9.66             $10.99
Nov-00        $10.25             $10.81
Dec-00        $11.14             $11.17
Jan-01        $11.11             $11.05
Feb-01        $11.00             $10.90
Mar-01        $11.74             $11.82
Apr-01        $11.00             $11.48
May-01        $11.10             $11.70
Jun-01        $10.84             $11.50
Jul-01        $10.71             $10.82
Aug-01        $10.96             $11.08
1-Sep         $11.41             $11.18

                      SPECTRUM COMMODITY VS. ZURICH INDEX
                       HISTORICAL PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net asset value per unit

        ZURICH INDEX INDEX  SPECTRUM COMMODITY
Dec-97              $10.00              $10.00
Jan-98              $10.02              $10.13
Feb-98               $9.93               $9.53
Mar-98               $9.95               $9.54
Apr-98               $9.54               $9.31
May-98               $9.87               $8.67
Jun-98               $9.90               $8.39
Jul-98               $9.80               $7.85
Aug-98              $10.56               $7.23
Sep-98              $11.01               $7.75
Oct-98              $10.94               $7.48
Nov-98              $10.60               $6.80
Dec-98              $10.79               $6.57
Jan-99              $10.58               $6.47
Feb-99              $10.76               $6.22
Mar-99              $10.65               $6.76
Apr-99              $11.10               $6.92
May-99              $10.75               $6.51
Jun-99              $11.02               $6.80
Jul-99              $10.74               $6.83
Aug-99              $10.80               $7.25
Sep-99              $10.86               $7.58
Oct-99              $10.31               $7.37
Nov-99              $10.50               $7.41
Dec-99              $10.64               $7.61
Jan-00              $10.71               $7.84
Feb-00              $10.47               $7.59
Mar-00              $10.38               $7.65
Apr-00              $10.20               $7.42
May-00              $10.21               $7.74
Jun-00              $10.00               $7.67
Jul-00               $9.73               $7.39
Aug-00               $9.92               $7.74
Sep-00               $9.51               $7.70
Oct-00               $9.65               $7.48
Nov-00              $10.25               $7.76
Dec-00              $11.14               $7.85
Jan-01              $11.11               $7.52
Feb-01              $11.00               $7.43
Mar-01              $11.73               $6.91
Apr-01              $11.00               $6.97
May-01              $11.09               $6.71
Jun-01              $10.84               $6.42
Jul-01              $10.71               $6.40
Aug-01              $10.95               $6.22
1-Sep               $11.40               $5.90

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                              -------------------


    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH SEPTEMBER 30, 2001, THE "HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)" CHARTS ON PAGES 180-182.


                        SPECTRUM SELECT VS. ZURICH INDEX
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SPECTRUM SELECT  ZURICH INDEX
ITD              9.82%         5.70%
5 YR.            9.10%         6.28%
3 YR.            0.10%         1.19%
1 YR.           27.77%        19.90%
YTD             10.10%         2.39%
QTD              9.26%         5.21%


Data: August 1991 through September 30, 2001



All returns, with the exception of year-to-date returns, are annualized.


                      SPECTRUM TECHNICAL VS. ZURICH INDEX
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SPECTRUM TECHNICAL  ZURICH INDEX
ITD                 7.40%         6.21%
5 YR.               6.62%         6.28%
3 YR.               0.10%         1.19%
1YR.               31.88%        19.90%
YTD                 1.87%         2.39%
QTD                 5.95%         5.21%


Data: November 1994 through September 30, 2001



All returns, with the exception of year-to-date returns, are annualized.


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                      SPECTRUM STRATEGIC VS. ZURICH INDEX
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SPECTRUM STRATEGIC  ZURICH INDEX
ITD                 0.44%         6.21%
5 YR.               0.04%         6.28%
3 YR.              -2.90%         1.19%
1 YR.               6.84%        19.90%
YTD                -2.83%         2.39%
QTD                 1.78%         5.21%


Data: November 1994 through September 30, 2001



All returns, with the exception of year-to-date returns, are annualized.


                   SPECTRUM GLOBAL BALANCED VS. ZURICH INDEX
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM
       GLOBAL BALANCED  ZURICH INDEX
ITD              6.68%         6.21%
5 YR.            7.04%         6.28%
3 YR.            0.93%         1.19%
1 YR.            3.51%        19.90%
YTD             -3.81%         2.39%
QTD             -0.70%         5.21%


Data: November 1994 through September 30, 2001



All returns, with the exception of year-to-date returns, are annualized.


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                       SPECTRUM CURRENCY VS. ZURICH INDEX
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     ITD    1 YEAR   YTD    QTD
Spectrum Commodity   9.32%   9.18%  0.09%  -2.78%
Zurich Index        11.10%  19.90%  2.39%   5.21%


Data: July 2000 through September 30, 2001



All returns, with the exception of year-to-date returns, are annualized.


                      SPECTRUM COMMODITY VS. ZURICH INDEX
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      ITD    3 YEAR  1 YEAR     YTD     QTD
Spectrum Commodity  -13.13%  -8.69%  -23.38%  -24.84%  -8.10%
Zurich Index          3.56%   1.19%   19.90%    2.39%   5.21%


Data: January 1998 through September 30, 2001


All returns, with the exception of year-to-date returns, are annualized.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH SEPTEMBER 30, 2001, THE "HISTORICAL PERFORMANCE" CHARTS ON PAGES 183-191.



                                         SPECTRUM SELECT
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jul-91..................                       10.00
Aug-91..................             (6.20)     9.38
Sep-91..................              6.29      9.97
Oct-91..................             (2.21)     9.75
Nov-91..................             (2.97)     9.46
Dec-91..................             38.69     13.12       31.54      31.19
Jan-92..................            (13.72)    11.32
Feb-92..................             (6.10)    10.63
Mar-92..................             (3.95)    10.21      (22.14)
Apr-92..................             (1.86)    10.02
May-92..................             (1.40)     9.88
Jun-92..................              7.19     10.59        3.71
Jul-92..................             10.76     11.73                             17.29
Aug-92..................              6.65     12.51                             33.40
Sep-92..................             (5.20)    11.86       11.94                 18.89
Oct-92..................             (3.20)    11.48                             17.81
Nov-92..................              1.39     11.64                             23.04
Dec-92..................             (3.61)    11.22       (5.34)    (14.45)    (14.45)
Jan-93..................              0.36     11.26                             (0.54)
Feb-93..................             14.83     12.93                             21.64
Mar-93..................             (0.62)    12.85       14.52                 25.83
Apr-93..................             10.35     14.18                             41.48
May-93..................              1.97     14.46                             46.32
Jun-93..................              0.21     14.49       12.74                 36.79
Jul-93..................             13.87     16.50                             40.71      65.04
Aug-93..................             (0.91)    16.35                             30.64      74.28
Sep-93..................             (4.16)    15.67        8.16                 32.17      57.15
Oct-93..................             (4.98)    14.89                             29.72      52.81
Nov-93..................             (1.28)    14.70                             26.28      55.37
Dec-93..................              8.16     15.90        1.42      41.62      41.62      21.16
Jan-94..................            (11.70)    14.04                             24.70      24.03
Feb-94..................             (6.77)    13.09                              1.21      23.11
Mar-94..................             12.53     14.73       (7.33)                14.61      44.21
Apr-94..................             (0.95)    14.59                              2.88      45.55
May-94..................              6.85     15.59                              7.81      57.75
Jun-94..................             10.26     17.19       16.73                 18.66      62.32
Jul-94..................             (4.89)    16.35                             (0.93)     39.41
Aug-94..................             (6.91)    15.22                             (6.93)     21.59
Sep-94..................              1.25     15.41      (10.41)                (1.70)     29.92
Oct-94..................             (4.80)    14.67                             (1.50)     27.77
Nov-94..................              5.66     15.50                              5.47      33.18
Dec-94..................             (2.71)    15.08       (2.11)     (5.12)     (5.12)     34.36
Jan-95..................             (8.16)    13.85                             (1.32)     23.05
Feb-95..................              9.68     15.19                             16.04      17.44
Mar-95..................             20.54     18.31       21.42                 24.30      42.46
Apr-95..................              9.07     19.97                             36.86      40.79
May-95..................             11.07     22.18                             42.28      53.40
Jun-95..................             (1.71)    21.80       19.08                 26.81      50.47
Jul-95..................            (10.60)    19.49                             19.20      18.09
Aug-95..................             (4.82)    18.55                             21.93      13.48
Sep-95..................             (7.76)    17.11      (21.52)                11.08       9.19
Oct-95..................             (3.33)    16.54                             12.75      11.05
Nov-95..................              1.39     16.77                              8.15      14.06
Dec-95..................             11.15     18.64        8.94      23.62      23.62      17.28


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                         SPECTRUM SELECT
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jan-96..................             (0.38)    18.57                             34.05      32.28
Feb-96..................            (12.12)    16.32                              7.49      24.73
Mar-96..................             (0.18)    16.29      (12.63)               (11.05)     10.57
Apr-96..................              4.05     16.95                            (15.11)     16.17
May-96..................             (3.66)    16.33                            (26.37)      4.76
Jun-96..................              1.41     16.56        1.65                (24.07)     (3.71)
Jul-96..................             (1.45)    16.32                            (16.27)     (0.20)
Aug-96..................             (0.49)    16.24                            (12.44)      6.76
Sep-96..................              3.39     16.79        1.39                 (1.90)      8.97
Oct-96..................             13.28     19.02                             15.00      29.65
Nov-96..................              6.78     20.31                             21.11      30.98
Dec-96..................             (3.40)    19.62       16.90       5.27       5.27      30.13
Jan-97..................              3.98     20.40                              9.82      47.21
Feb-97..................              4.71     21.36                             30.88      40.68
Mar-97..................              0.33     21.43        9.21                 31.58      17.04
Apr-97..................             (5.46)    20.26                             19.53       1.46
May-97..................             (1.18)    20.02                             22.60      (9.73)
Jun-97..................              0.15     20.05       (6.42)                21.13      (8.02)
Jul-97..................              9.78     22.01                             34.86      12.92
Aug-97..................             (6.22)    20.64                             27.06      11.25
Sep-97..................              0.92     20.83        3.87                 24.09      21.73
Oct-97..................             (3.74)    20.05                              5.40      21.20
Nov-97..................              0.60     20.17                             (0.66)     20.31
Dec-97..................              3.37     20.85        0.07       6.22       6.22      11.82
Jan-98..................              0.86     21.03                              3.10      13.22
Feb-98..................              2.14     21.48                              0.55      31.60
Mar-98..................              0.23     21.53        3.28                  0.46      32.19
Apr-98..................             (6.73)    20.08                             (0.88)     18.47
May-98..................              1.79     20.44                              2.08      25.15
Jun-98..................              0.93     20.63       (4.18)                 2.87      24.60
Jul-98..................             (0.97)    20.43                             (7.17)     25.19
Aug-98..................             19.19     24.35                             17.98      49.90
Sep-98..................              6.24     25.87       25.40                 24.19      54.11
Oct-98..................             (5.14)    24.54                             22.42      29.03
Nov-98..................             (4.16)    23.52                             16.61      15.83
Dec-98..................              1.19     23.80       (8.00)     14.17      14.17      21.28
Jan-99..................             (2.90)    23.11                              9.91      13.31
Feb-99..................              5.45     24.37                             13.45      14.07
Mar-99..................             (2.50)    23.76       (0.17)                10.36      10.87
Apr-99..................              3.70     24.64                             22.70      21.61
May-99..................             (4.38)    23.56                             15.26      17.67
Jun-99..................              0.34     23.64       (0.51)                14.59      17.88
Jul-99..................             (4.40)    22.60                             10.62       2.69
Aug-99..................             (0.44)    22.50                             (7.60)      9.02
Sep-99..................              1.69     22.88       (3.21)               (11.56)      9.83
Oct-99..................             (8.39)    20.96                            (14.59)      4.56
Nov-99..................              3.29     21.65                             (7.95)      7.34
Dec-99..................              1.62     22.00       (3.85)     (7.56)     (7.56)      5.54
Jan-00..................              2.86     22.63                             (2.08)      7.62
Feb-00..................             (2.17)    22.14                             (9.15)      3.07
Mar-00..................             (2.08)    21.68       (1.45)                (8.75)      0.70
Apr-00..................             (3.78)    20.86                            (15.34)      3.87
May-00..................              1.58     21.19                            (10.06)      3.67
Jun-00..................             (4.44)    20.25       (6.60)               (14.34)     (1.84)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                         SPECTRUM SELECT
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jul-00..................             (2.42)    19.76                            (12.57)     (3.28)
Aug-00..................              4.71     20.69                             (8.04)    (15.03)
Sep-00..................             (1.84)    20.31        0.30                (11.23)    (21.49)
Oct-00..................              0.44     20.40                             (2.67)    (16.87)
Nov-00..................              6.47     21.72                              0.32      (7.65)
Dec-00..................              8.52     23.57       16.05       7.14       7.14      (0.97)
Jan-01..................              1.36     23.89                              5.57       3.38
Feb-01..................              1.93     24.35                              9.98      (0.08)
Mar-01..................              7.27     26.12       10.82                 20.48       9.93
Apr-01..................             (6.93)    24.31                             16.54      (1.34)
May-01..................             (0.53     24.18                             14.11       2.63
Jun-01..................             (1.78)    23.75       (9.07)                17.28       0.47
Jul-01..................             (0.13)    23.72                             20.04       4.96
Aug-01..................              2.53     24.32                             17.54       8.09
Sep-01..................              6.70     25.95        9.26      10.10      27.77      13.42

Compounded annual ROR:                                                 9.82
Standard deviation of monthly returns:                                 7.08


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM TECHNICAL
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Nov-94..................                       10.00
Nov-94..................             (0.90)     9.91
Dec-94..................             (1.31)     9.78                  (2.20)
Jan-95..................             (1.84)     9.60
Feb-95..................              5.10     10.09
Mar-95..................             10.21     11.12       13.70
Apr-95..................              3.60     11.52
May-95..................              0.69     11.60
Jun-95..................             (1.12)    11.47        3.15
Jul-95..................             (2.44)    11.19
Aug-95..................             (0.63)    11.12
Sep-95..................             (3.33)    10.75       (6.28)
Oct-95..................             (0.09)    10.74                              7.40
Nov-95..................              0.93     10.84                              9.38
Dec-95..................              6.09     11.50        6.98      17.59      17.59
Jan-96..................              4.78     12.05                             25.52
Feb-96..................             (6.39)    11.28                             11.79
Mar-96..................              1.24     11.42       (0.70)                 2.70
Apr-96..................              4.82     11.97                              3.91
May-96..................             (3.84)    11.51                             (0.78)
Jun-96..................              3.21     11.88        4.03                  3.57
Jul-96..................             (4.80)    11.31                              1.07
Aug-96..................             (0.35)    11.27                              1.35
Sep-96..................              5.50     11.89        0.08                 10.60
Oct-96..................              9.92     13.07                             21.69      30.70
Nov-96..................              8.34     14.16                             30.63      42.89
Dec-96..................             (3.88)    13.61       14.47      18.35      18.35      39.16
Jan-97..................              3.67     14.11                             17.10      46.98
Feb-97..................              1.13     14.27                             26.51      41.43
Mar-97..................             (1.82)    14.01        2.94                 22.68      25.99
Apr-97..................             (2.93)    13.60                             13.62      18.06
May-97..................             (3.75)    13.09                             13.73      12.84
Jun-97..................              0.69     13.18       (5.92)                10.94      14.91
Jul-97..................              9.33     14.41                             27.41      28.78
Aug-97..................             (5.97)    13.55                             20.23      21.85
Sep-97..................              1.85     13.80        4.70                 16.06      28.37
Oct-97..................              0.36     13.85                              5.97      28.96
Nov-97..................              1.01     13.99                             (1.20)     29.06
Dec-97..................              4.57     14.63        6.01       7.49       7.49      27.22
Jan-98..................             (1.16)    14.46                              2.48      20.00
Feb-98..................              0.41     14.52                              1.75      28.72
Mar-98..................              1.31     14.71        0.55                  5.00      28.81
Apr-98..................             (4.62)    14.03                              3.16      17.21
May-98..................              3.28     14.49                             10.70      25.89
Jun-98..................             (1.10)    14.33       (2.58)                 8.73      20.62
Jul-98..................             (0.98)    14.19                             (1.53)     25.46
Aug-98..................             10.29     15.65                             15.50      38.86
Sep-98..................              4.35     16.33       13.96                 18.33      37.34
Oct-98..................             (0.73)    16.21                             17.04      24.02
Nov-98..................             (6.17)    15.21                              8.72       7.42
Dec-98..................              5.98     16.12       (1.29)     10.18      10.18      18.44
Jan-99..................             (4.96)    15.32                              5.95       8.58


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM TECHNICAL
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Feb-99..................              2.48     15.70                              8.13      10.02
Mar-99..................             (2.48)    15.31       (5.02)                 4.08       9.28
Apr-99..................              7.18     16.41                             16.96      20.66
May-99..................             (5.00)    15.59                              7.59      19.10
Jun-99..................              5.13     16.39        7.05                 14.38      24.36
Jul-99..................             (3.90)    15.75                             10.99       9.30
Aug-99..................              0.95     15.90                              1.60      17.34
Sep-99..................             (1.51)    15.66       (4.45)                (4.10)     13.48
Oct-99..................             (9.96)    14.10                            (13.02)      1.81
Nov-99..................              1.84     14.36                             (5.59)      2.64
Dec-99..................              3.83     14.91       (4.79)     (7.51)     (7.51)      1.91
Jan-00..................              1.21     15.09                             (1.50)      4.36
Feb-00..................             (1.19)    14.91                             (5.03)      2.69
Mar-00..................             (1.54)    14.68       (1.54)                (4.11)     (0.20)
Apr-00..................             (4.02)    14.09                            (14.14)      0.43
May-00..................             (0.43)    14.03                            (10.01)     (3.17)
Jun-00..................             (2.78)    13.64       (7.08)               (16.78)     (4.82)
Jul-00..................             (3.96)    13.10                            (16.83)     (7.68)
Aug-00..................              3.74     13.59                            (14.53)    (13.16)
Sep-00..................             (8.61)    12.42       (8.94)               (20.69)    (23.94)
Oct-00..................              2.90     12.78                             (9.36)    (21.16)
Nov-00..................             12.28     14.35                             (0.07)     (5.65)
Dec-00..................             12.06     16.08       29.47       7.85       7.85      (0.25)
Jan-01..................             (0.81)    15.95                              5.70       4.11
Feb-01..................              1.94     16.26                              9.05       3.57
Mar-01..................             11.38     18.11       12.62                 23.37      18.29
Apr-01..................            (11.10)    16.10                             14.27      (1.89)
May-01..................             (0.37)    16.04                             14.33       2.89
Jun-01..................             (3.62)    15.46      (14.63)                13.34      (5.67)
Jul-01..................             (3.36)    14.94                             14.05      (5.14)
Aug-01..................              1.34     15.14                             11.41      (4.78)
Sep-01..................              8.19     16.38        5.95       1.87      31.88       4.60

Compounded annual ROR:                                                 7.40

Standard deviation of monthly returns:                                 4.94


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM STRATEGIC
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Nov-94..................                       10.00
Nov-94..................              0.10     10.01
Dec-94..................              0.00     10.01                   0.10
Jan-95..................             (3.50)     9.66
Feb-95..................              1.45      9.80
Mar-95..................              7.86     10.57        5.59
Apr-95..................              0.00     10.57
May-95..................             (0.66)    10.50
Jun-95..................             (6.38)     9.83       (7.00)
Jul-95..................             (0.81)     9.75
Aug-95..................              4.00     10.14
Sep-95..................             (0.39)    10.10        2.75
Oct-95..................              0.30     10.13                              1.30
Nov-95..................              2.76     10.41                              4.00
Dec-95..................              6.24     11.06        9.50      10.49      10.49
Jan-96..................              3.71     11.47                             18.74
Feb-96..................            (10.29)    10.29                              5.00
Mar-96..................             (0.97)    10.19       (7.87)                (3.60)
Apr-96..................              6.08     10.81                              2.27
May-96..................             (3.05)    10.48                             (0.19)
Jun-96..................             (2.86)    10.18       (0.10)                 3.56
Jul-96..................             (4.91)     9.68                             (0.72)
Aug-96..................              1.14      9.79                             (3.45)
Sep-96..................              5.11     10.29        1.08                  1.88
Oct-96..................              2.92     10.59                              4.54       5.90
Nov-96..................              3.49     10.96                              5.28       9.49
Dec-96..................             (2.65)    10.67        3.69      (3.53)     (3.53)      6.59
Jan-97..................             (0.66)    10.60                             (7.59)      9.73
Feb-97..................             10.09     11.67                             13.41      19.08
Mar-97..................              6.77     12.46       16.78                 22.28      17.88
Apr-97..................             (6.90     11.60                              7.31       9.74
May-97..................              0.78     11.69                             11.55      11.33
Jun-97..................             (1.63)    11.50       (7.70)                12.97      16.99
Jul-97..................              7.65     12.38                             27.89      26.97
Aug-97..................             (4.93)    11.77                             20.22      16.07
Sep-97..................             (6.03)    11.06       (3.83                  7.48       9.50
Oct-97..................             (6.24)    10.37                             (2.08)      2.37
Nov-97..................             (2.22)    10.14                             (7.48)     (2.59)
Dec-97..................              5.62     10.71       (3.16)      0.37       0.37      (3.16)
Jan-98..................              5.32     11.28                              6.42      (1.66)
Feb-98..................             (3.37)    10.90                             (6.60)      5.93
Mar-98..................              0.37     10.94        2.15                (12.20)      7.36
Apr-98..................            (11.06)     9.73                            (16.12)     (9.99)
May-98..................             (7.40)     9.01                            (22.93)    (14.03)
Jun-98..................             (0.89)     8.93      (18.37)               (22.35)    (12.28)
Jul-98..................             (5.26)     8.46                            (31.66)    (12.60)
Aug-98..................             11.82      9.46                            (19.63)     (3.37)
Sep-98..................             19.03     11.26       26.09                  1.81       9.43
Oct-98..................              8.44     12.21                             17.74      15.30
Nov-98..................             (7.94)    11.24                             10.85       2.55
Dec-98..................              2.76     11.55        2.58       7.84       7.84       8.25


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM STRATEGIC
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jan-99..................             (3.55)    11.14                             (1.24)      5.09
Feb-99..................             11.76     12.45                             14.22       6.68
Mar-99..................             (3.45)    12.02        4.07                  9.87      (3.53)
Apr-99..................              2.00     12.26                             26.00       5.69
May-99..................            (13.38)    10.62                             17.87      (9.15)
Jun-99..................             21.85     12.94        7.65                 44.90      12.52
Jul-99..................             (1.00)    12.81                             51.42       3.47
Aug-99..................              5.31     13.49                             42.60      14.61
Sep-99..................             13.27     15.28       18.08                 35.70      38.16
Oct-99..................             (9.55)    13.82                             13.19      33.27
Nov-99..................              4.85     14.49                             28.91      42.90
Dec-99..................              9.39     15.85        3.73      37.23      37.23      47.99
Jan-00..................             (1.96)    15.54                             39.50      37.77
Feb-00..................            (18.47)    12.67                              1.77      16.24
Mar-00..................             (2.05)    12.41      (21.70)                 3.24      13.44
Apr-00..................            (10.15)    11.15                             (9.05)     14.59
May-00..................             10.13     12.28                             15.63      36.29
Jun-00..................             (7.82)    11.32       (8.78)               (12.52)     26.76
Jul-00..................              3.71     11.74                             (8.35)     38.77
Aug-00..................             (8.26)    10.77                            (20.16)     13.85
Sep-00..................            (10.40)     9.65      (14.75)               (36.85)    (14.30)
Oct-00..................             (6.84)     8.99                            (34.95)    (26.37)
Nov-00..................              6.56      9.58                            (33.89)    (14.77)
Dec-00..................             10.75     10.61        9.95     (33.06)    (33.06)     (8.14)
Jan-01..................             (0.94)    10.51                            (32.37)     (5.66)
Feb-01..................              0.48     10.56                            (16.65)    (15.18)
Mar-01..................              1.04     10.67        0.57                (14.02)    (11.23)
Apr-01..................             (1.69)    10.49                             (5.92)    (14.44)
May-01..................             (0.10)    10.48                            (14.66)     (1.32)
Jun-01..................             (3.34)    10.13       (5.06)               (10.51)    (21.72)
Jul-01..................             (1.38)     9.99                            (14.91)    (22.01)
Aug-01..................             (0.60)     9.93                             (7.80)    (26.39)
Sep-01..................              3.83     10.31        1.78      (2.83)      6.84     (32.53)

Compounded annual ROR:                                                 0.44

Standard deviation of monthly returns:                                 6.97


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     SPECTRUM GLOBAL BALANCED
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Nov-94..................                       10.00
Nov-94..................             (0.50)     9.95
Dec-94..................             (1.21)     9.83       (1.70)     (1.70)
Jan-95..................              1.32      9.96
Feb-95..................              4.62     10.42
Mar-95..................              2.88     10.72        9.05
Apr-95..................              2.15     10.95
May-95..................              4.38     11.43
Jun-95..................              0.79     11.52        7.46
Jul-95..................             (1.39)    11.36
Aug-95..................             (1.41)    11.20
Sep-95..................              1.61     11.38       (1.22)
Oct-95..................              0.26     11.41                             14.10
Nov-95..................              2.72     11.72                             17.79
Dec-95..................              2.99     12.07        6.06      22.79      22.79
Jan-96..................              0.41     12.12                             21.69
Feb-96..................             (7.92)    11.16                              7.10
Mar-96..................             (1.08)    11.04       (8.53)                 2.99
Apr-96..................              1.27     11.18                              2.10
May-96..................             (3.13)    10.83                             (5.25)
Jun-96..................              0.46     10.88       (1.45)                (5.56)
Jul-96..................              0.83     10.97                             (3.43)
Aug-96..................             (0.82)    10.88                             (2.86)
Sep-96..................              2.30     11.13        2.30                 (2.20)
Oct-96..................              3.77     11.55                              1.23      15.50
Nov-96..................              4.76     12.10                              3.24      21.61
Dec-96..................             (3.88)    11.63        4.49      (3.65)     (3.65)     18.31
Jan-97..................              3.35     12.02                             (0.83)     20.68
Feb-97..................              3.16     12.40                             11.11      19.00
Mar-97..................             (2.50)    12.09        3.96                  9.51      12.78
Apr-97..................             (1.65)    11.89                              6.35       8.58
May-97..................              1.68     12.09                             11.63       5.77
Jun-97..................              3.64     12.53        3.64                 15.17       8.77
Jul-97..................             11.89     14.02                             27.80      23.42
Aug-97..................             (5.92)    13.19                             21.23      17.77
Sep-97..................              3.26     13.62        8.70                 22.37      19.68
Oct-97..................             (1.69)    13.39                             15.93      17.35
Nov-97..................             (0.37)    13.34                             10.25      13.82
Dec-97..................              3.07     13.75        0.95      18.23      18.23      13.92
Jan-98..................              2.25     14.06                             16.97      16.01
Feb-98..................              1.49     14.27                             15.08      27.87
Mar-98..................              2.24     14.59        6.11                 20.68      32.16
Apr-98..................             (1.78)    14.33                             20.52      28.18
May-98..................             (0.35)    14.28                             18.11      31.86
Jun-98..................              0.00     14.28       (2.12)                13.97      31.25
Jul-98..................             (1.19)    14.11                              0.64      28.62
Aug-98..................              2.55     14.47                              9.70      33.00
Sep-98..................              5.11     15.21        6.51                 11.67      36.66
Oct-98..................              1.18     15.39                             14.94      33.25
Nov-98..................              2.66     15.80                             18.44      30.58
Dec-98..................              1.27     16.00        5.19      16.36      16.36      37.58


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     SPECTRUM GLOBAL BALANCED
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jan-99..................             (0.06)    15.99                             13.73      33.03
Feb-99..................             (0.06)    15.98                             11.98      28.87
Mar-99..................              0.00     15.98       (0.12)                 9.53      32.18
Apr-99..................              4.13     16.64                             16.12      39.95
May-99..................             (4.99)    15.81                             10.71      30.77
Jun-99..................              2.28     16.17        1.19                 13.24      29.05
Jul-99..................             (1.67)    15.90                             12.69      13.41
Aug-99..................             (0.19)    15.87                              9.68      20.32
Sep-99..................             (0.50)    15.79       (2.35)                 3.81      15.93
Oct-99..................             (1.77)    15.51                              0.78      15.83
Nov-99..................              1.93     15.81                              0.06      18.52
Dec-99..................              1.96     16.12        2.09       0.75       0.75      17.24
Jan-00..................             (0.93)    15.97                             (0.13)     13.58
Feb-00..................              0.94     16.12                              0.88      12.96
Mar-00..................              3.10     16.62        3.10                  4.01      13.91
Apr-00..................             (4.57)    15.86                             (4.69)     10.68
May-00..................             (1.32)    15.65                             (1.01)      9.59
Jun-00..................             (0.26)    15.61       (6.08)                (3.46)      9.31
Jul-00..................             (2.18)    15.27                             (3.96)      8.22
Aug-00..................              3.01     15.73                             (0.88)      8.71
Sep-00..................             (3.94)    15.11       (3.20)                (4.31)     (0.66)
Oct-00..................              2.25     15.45                             (0.39)      0.39
Nov-00..................             (0.52)    15.37                             (2.78)     (2.72)
Dec-00..................              5.79     16.26        7.61       0.87       0.87       1.63
Jan-01..................              0.55     16.35                              2.38       2.25
Feb-01..................             (3.36)    15.80                             (1.99)     (1.13)
Mar-01..................              2.91     16.26        0.00                 (2.17)      1.75
Apr-01..................             (0.31)    16.21                              2.21      (2.58)
May-01..................              0.25     16.25                              3.83       2.78
Jun-01..................             (3.08)    15.75       (3.14)                 0.90      (2.60)
Jul-01..................              0.00     15.75                              3.14      (0.94)
Aug-01..................              0.51     15.83                              0.64      (0.25)
Sep-01..................             (1.20)    15.64       (0.70)     (3.81)      3.51      (0.95)

Compounded annual ROR:                                                 6.68

Standard deviation of monthly returns:                                 2.89


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                           SPECTRUM CURRENCY
                                         HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                      12 MO.     24 MO.
                                         MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH                  RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----                 --------   --------   --------   --------   --------   --------
                                            %          $          %          %          %          %
Jun-00..................                             10.00
Jul-00..................                   0.60      10.06
Aug-00..................                   0.40      10.10
Sep-00..................                   1.39      10.24        2.40
Oct-00..................                   7.32      10.99
Nov-00..................                  (1.64)     10.81
Dec-00..................                   3.33      11.17        9.08      11.70
Jan-01..................                  (1.07)     11.05
Feb-01..................                  (1.36)     10.90
Mar-01..................                   8.44      11.82        5.82
Apr-01..................                  (2.88)     11.48
May-01..................                   1.92      11.70
Jun-01..................                  (1.71)     11.50       (2.71)                15.00
Jul-01..................                  (5.91)     10.82                              7.55
Aug-01..................                   2.40      11.08                              9.70
Sep-01..................                   0.90      11.18       (2.78)      0.09       9.18

Compounded annual ROR:                                                       9.32

Standard deviation of monthly returns:                                       3.69


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                           SPECTRUM COMMODITY
                                         HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                      12 MO.     24 MO.
                                         MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH                  RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----                 --------   --------   --------   --------   --------   --------
                                            %          $          %          %          %          %
               31-Dec-97                             10.00
Jan-98..................                   1.30      10.13
Feb-98..................                  (5.92)      9.53
Mar-98..................                   0.10       9.54       (4.60)
Apr-98..................                  (2.41)      9.31
May-98..................                  (6.87)      8.67
Jun-98..................                  (3.23)      8.39      (12.05)
Jul-98..................                  (6.44)      7.85
Aug-98..................                  (7.90)      7.23
Sep-98..................                   7.19       7.75       (7.63)
Oct-98..................                  (3.48)      7.48
Nov-98..................                  (9.09)      6.80
Dec-98..................                  (3.38)      6.57      (15.23)    (34.30)    (34.30)
Jan-99..................                  (1.52)      6.47                            (36.13)
Feb-99..................                  (3.86)      6.22                            (34.73)
Mar-99..................                   8.68       6.76        2.89                (29.14)
Apr-99..................                   2.37       6.92                            (25.67)
May-99..................                  (5.92)      6.51                            (24.91)
Jun-99..................                   4.45       6.80        0.59                (18.95)
Jul-99..................                   0.44       6.83                            (12.99)
Aug-99..................                   6.15       7.25                              0.28
Sep-99..................                   4.55       7.58       11.47                 (2.19)
Oct-99..................                  (2.77)      7.37                             (1.47)
Nov-99..................                   0.54       7.41                              8.97
Dec-99..................                   2.70       7.61        0.40      15.83      15.83     (23.90)
Jan-00..................                   3.02       7.84                             21.17     (22.61)
Feb-00..................                  (3.19)      7.59                             22.03     (20.36)
Mar-00..................                   0.79       7.65        0.53                 13.17     (19.81)
Apr-00..................                  (3.01)      7.42                              7.23     (20.30)
May-00..................                   4.31       7.74                             18.89     (10.73)
Jun-00..................                  (0.90)      7.67        0.26                 12.79      (8.58)
Jul-00..................                  (3.65)      7.39                              8.20      (5.86)
Aug-00..................                   4.74       7.74                              6.76       7.05
Sep-00..................                  (0.52)      7.70        0.39                  1.58      (0.65)
Oct-00..................                  (2.86)      7.48                              1.49       0.00
Nov-00..................                   3.74       7.76                              4.72      14.12
Dec-00..................                   1.16       7.85        1.95       3.15       3.15      19.48
Jan-01..................                  (4.20)      7.52                             (4.08)     16.23
Feb-01..................                  (1.20)      7.43                             (2.11)     19.45
Mar-01..................                  (7.00)      6.91      (11.97)                (9.67)      2.22
Apr-01..................                   0.87       6.97                             (6.06)      0.72
May-01..................                  (3.73)      6.71                            (13.31)      3.07
Jun-01..................                  (4.32)      6.42       (7.09)               (16.30)     (5.59)
Jul-01..................                  (0.31)      6.40                            (13.40)     (6.30)
Aug-01..................                  (2.81)      6.22                            (19.64)    (14.21)
Sep-01..................                  (5.14)      5.90       (8.10)    (24.84)    (23.38)    (22.16)

Compounded annual ROR:                                                     (13.13)

Standard deviation of monthly returns:                                       4.21


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                          INDEPENDENT AUDITORS' REPORT

To the Limited Partners and the General Partner of
    Morgan Stanley Dean Witter Spectrum Commodity L.P.
      (formerly, Morgan Stanley Tangible Asset Fund L.P.) Morgan Stanley Dean Witter Spectrum Currency L.P.
    Morgan Stanley Dean Witter Spectrum Global Balanced L.P. Morgan Stanley Dean Witter Spectrum Select L.P.
    Morgan Stanley Dean Witter Spectrum Strategic L.P. Morgan Stanley Dean Witter Spectrum Technical L.P.:

We have audited the accompanying statements of financial condition of Morgan Stanley Dean Witter Spectrum Currency L.P. ("Spectrum Currency") as of
December 31, 2000 and of Morgan Stanley Dean Witter Spectrum Commodity L.P. (formerly, Morgan Stanley Tangible Asset Fund L.P.) ("Spectrum Commodity"), Morgan Stanley Dean Witter Spectrum Global Balanced L.P., Morgan Stanley Dean Witter Spectrum Select L.P., Morgan Stanley Dean Witter Spectrum Strategic L.P., and Morgan Stanley Dean Witter Spectrum Technical L.P. (collectively, the "Partnerships") as of December 31, 2000 and 1999, and the related statements of operations, changes in partners' capital, and cash flows for the period from July 3, 2000 (commencement of operations) to December 31, 2000 for Spectrum Currency, for the period from January 2, 1998 (commencement of operations) to December 31, 1998 and the two years ended December 31, 2000 for Spectrum Commodity, and for each of the three years in the period ended December 31, 2000 for the other above mentioned Partnerships. These financial statements are the responsibility of the Partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Spectrum Currency L.P. as of December 31, 2000 and of Morgan Stanley Dean Witter Spectrum Commodity L.P., Morgan Stanley Dean Witter Spectrum Global Balanced L.P., Morgan Stanley Dean Witter Spectrum Select L.P., Morgan Stanley Dean Witter Spectrum Strategic L.P., and Morgan Stanley Dean Witter Spectrum Technical L.P. as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the period from July 3, 2000 (commencement of operations) to December 31, 2000 for Spectrum Currency, for the period from January 2, 1998 (commencement of operations) to December 31, 1998 and the two years ended December 31, 2000 for Spectrum Commodity, and for each of the three years in the period ended December 31, 2000 for the other above mentioned Partnerships, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche

New York, New York
February 16, 2001

                MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    ---------------------------
                                                                   2001            2000           1999
                                                              --------------   ------------   ------------
                                                                    $               $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          232,798,306     196,555,362    207,251,012
  Net unrealized gain on open contracts (Morgan Stanley)         18,247,704      26,063,382        --
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley International)                                        3,561,006        (511,085)       --
  Net unrealized gain on open contracts (Carr)                     --               --           6,887,064
                                                               ------------    ------------   ------------
  Total net unrealized gain on open contracts                    21,808,710      25,552,297      6,887,064
  Net option premiums                                              --               --             776,380
                                                               ------------    ------------   ------------
    Total Trading Equity                                        254,607,016     222,107,659    214,914,456
Subscriptions receivable                                          2,425,459       1,583,941      3,730,051
Interest receivable (Morgan Stanley DW)                             518,978         889,954        722,305
                                                               ------------    ------------   ------------
    Total Assets                                                257,551,453     224,581,554    219,366,812
                                                               ============    ============   ============
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                               1,704,911       2,110,529      3,764,242
Accrued brokerage fees (Morgan Stanley DW)                        1,429,151       1,231,479      1,270,975
Accrued incentive fees                                              729,435              --             --
Accrued management fees                                             591,373         509,577        525,921
                                                               ------------    ------------   ------------
    Total Liabilities                                             4,454,870       3,851,585      5,561,138
                                                               ------------    ------------   ------------
PARTNERS' CAPITAL
Limited Partners (9,646,550.050, 9,255,010.627 and
  9,583,810.732 Units, respectively)                            250,292,394     218,182,118    210,877,519
General Partner (108,076.600, 108,076.600 and 133,076.700
  Units, respectively)                                            2,804,189       2,547,851      2,928,155
                                                               ------------    ------------   ------------
    Total Partners' Capital                                     253,096,583     220,729,969    213,805,674
                                                               ------------    ------------   ------------
    Total Liabilities and Partners' Capital                     257,551,453     224,581,554    219,366,812
                                                               ============    ============   ============
NET ASSET VALUE PER UNIT                                              25.95           23.57          22.00
                                                               ============    ============   ============

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM TECHNICAL L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    ---------------------------
                                                                   2001            2000           1999
                                                              --------------   ------------   ------------
                                                                    $               $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          254,129,256    231,502,090    251,443,755
  Net unrealized gain on open contracts (Morgan Stanley)         23,599,255     41,877,552        --
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley International)                                        1,552,919     (1,835,243)       --
  Net unrealized gain on open contracts (Carr)                     --              --          18,036,296
                                                                -----------    -----------    -----------
  Total net unrealized gain on open contracts                    25,152,174     40,042,309     18,036,296
  Net option premiums                                              --              --             (74,725)
                                                                -----------    -----------    -----------
    Total Trading Equity                                        279,281,430    271,544,399    269,405,326
Subscriptions receivable                                          2,478,209      1,087,585      3,926,914
Interest receivable (Morgan Stanley DW)                             569,492      1,063,044        900,955
                                                                -----------    -----------    -----------
    Total Assets                                                282,329,131    273,695,028    274,233,195
                                                                ===========    ===========    ===========
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                               2,565,939      3,432,384      3,057,593
Accrued brokerage fees (Morgan Stanley DW)                        1,550,127      1,458,126      1,559,481
Accrued management fees                                             588,387        559,827        860,403
Accrued incentive fee                                              --              111,599        --
                                                                -----------    -----------    -----------
    Total Liabilities                                             4,704,453      5,561,936      5,477,477
                                                                -----------    -----------    -----------
PARTNERS' CAPITAL
Limited Partners (16,754,461.700, 16,479,195.979 and
  17,836,873.576 Units, respectively)                           274,495,080    265,060,579    265,907,998
General Partner (191,022.517)                                     3,129,598      3,072,513      2,847,720
                                                                -----------    -----------    -----------
    Total Partners' Capital                                     277,624,678    268,133,092    268,755,718
                                                                -----------    -----------    -----------
    Total Liabilities and Partners' Capital                     282,329,131    273,695,028    274,233,195
                                                                ===========    ===========    ===========
NET ASSET VALUE PER UNIT                                              16.38          16.08          14.91
                                                                ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    ---------------------------
                                                                   2001            2000           1999
                                                              --------------   ------------   ------------
                                                                    $               $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                           68,055,221     73,445,827     97,808,328
  Net unrealized gain on open contracts (Morgan Stanley)          2,399,205      1,936,658        --
  Net unrealized gain on open contracts (Morgan Stanley
    International)                                                  340,748         58,457        --
  Net unrealized gain (loss) on open contracts (Carr)              --               (8,983)     9,563,813
                                                                -----------    -----------    -----------
  Total net unrealized gain on open contracts                     2,739,953      1,986,132      9,563,813
  Net option premiums                                               135,985        226,200        (11,653)
                                                                -----------    -----------    -----------
    Total Trading Equity                                         70,931,159     75,658,159    107,360,488
Subscriptions receivable                                            325,813        462,060      1,743,958
Interest receivable (Morgan Stanley DW)                             145,650        306,879        339,582
                                                                -----------    -----------    -----------
    Total Assets                                                 71,402,622     76,427,098    109,444,028
                                                                ===========    ===========    ===========

LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                                 967,196      1,307,093        847,860
Accrued brokerage fees (Morgan Stanley DW)                          410,271        409,292        590,001
Accrued management fees                                             169,767        186,577        313,646
Accrued incentive fee                                              --              289,687        --
                                                                -----------    -----------    -----------
    Total Liabilities                                             1,547,234      2,192,649      1,751,507
                                                                -----------    -----------    -----------
PARTNERS' CAPITAL
Limited Partners (6,697,161.990, 6,919,445.814 and
  6,723,390.378 Units, respectively)                             69,067,977     73,433,119    106,542,362
General Partner (76,351.101, 75,507.615 and 72,581.141
  Units, respectively)                                              787,411        801,330      1,150,159
                                                                -----------    -----------    -----------
    Total Partners' Capital                                      69,855,388     74,234,449    107,692,521
                                                                -----------    -----------    -----------
    Total Liabilities and Partners' Capital                      71,402,622     76,427,098    109,444,028
                                                                ===========    ===========    ===========
NET ASSET VALUE PER UNIT                                              10.31          10.61          15.85
                                                                ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

            MORGAN STANLEY DEAN WITTER SPECTRUM GLOBAL BALANCED L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    --------------------------
                                                                   2001           2000           1999
                                                              --------------   -----------   ------------
                                                                    $               $             $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          53,243,494      52,414,304     56,904,921
  Net unrealized gain on open contracts (Morgan Stanley)         2,126,133       3,384,377        --
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley International)                                         102,642         (66,733)       --
  Net unrealized gain on open contracts (Carr)                     --              --             810,114
                                                               -----------     -----------   ------------
  Total net unrealized gain on open contracts                    2,228,775       3,317,644        810,114
  Net option premiums                                              435,000         192,500        --
                                                               -----------     -----------   ------------
    Total Trading Equity                                        55,907,269      55,924,448     57,715,035
Subscriptions receivable                                           575,250         530,634        847,954
Interest receivable (Morgan Stanley DW)                            145,303         285,054        244,599
                                                               -----------     -----------   ------------
    Total Assets                                                56,627,822      56,740,136     58,807,588
                                                               ===========     ===========   ============
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                                426,120         602,490        667,741
Accrued brokerage fees (Morgan Stanley DW)                         216,455         202,789        216,895
Accrued management fees                                             58,820          55,107         58,940
                                                               -----------     -----------   ------------
    Total Liabilities                                              701,395         860,386        943,576
                                                               -----------     -----------   ------------
PARTNERS' CAPITAL
Limited Partners (3,535,433.810, 3,396,880.702 and
  3,549,239.387 Units, respectively)                            55,291,717      55,220,008     57,209,838
General Partner (40,584.304 Units)                                 634,710         659,742        654,174
                                                               -----------     -----------   ------------
    Total Partners' Capital                                     55,926,427      55,879,750     57,864,012
                                                               -----------     -----------   ------------
    Total Liabilities and Partners' Capital                     56,627,822      56,740,136     58,807,588
                                                               ===========     ===========   ============
NET ASSET VALUE PER UNIT                                             15.64           16.26          16.12
                                                               ===========     ===========   ============

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM CURRENCY L.P.
                       STATEMENTS OF FINANCIAL CONDITION

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2001            2000
                                                              -------------   ------------
                                                                    $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          33,974,079     14,391,541
  Net unrealized gain on open contracts (Morgan Stanley)           569,865        555,569
                                                                ----------     ----------
    Total Trading Equity                                        34,543,944     14,947,110
Subscriptions receivable                                         1,868,821      3,054,150
Interest receivable (Morgan Stanley DW)                             66,914         55,464
                                                                ----------     ----------
    Total Assets                                                36,479,679     18,056,724
                                                                ==========     ==========
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Accrued brokerage fees (Morgan Stanley DW)                         130,695         55,245
Redemptions payable                                                 98,877      2,237,351
Accrued management fees                                             56,824         24,020
Accrued incentive fee                                              --              32,876
                                                                ----------     ----------
    Total Liabilities                                              286,396      2,349,492
                                                                ----------     ----------
PARTNERS' CAPITAL
Limited Partners (3,064,186.452 and 1,252,545.441 Units,
  respectively)                                                 34,269,563     13,988,414
General Partner (172,007.937 and 153,905.792 Units,
  respectively)                                                  1,923,720      1,718,818
                                                                ----------     ----------
    Total Partners' Capital                                     36,193,283     15,707,232
                                                                ----------     ----------
    Total Liabilities and Partners' Capital                     36,479,679     18,056,724
                                                                ==========     ==========
NET ASSET VALUE PER UNIT                                             11.18          11.17
                                                                ==========     ==========

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.
              (FORMERLY, MORGAN STANLEY TANGIBLE ASSET FUND L.P.)
                       STATEMENTS OF FINANCIAL CONDITION

                                                                                    DECEMBER 31,
                                                              SEPTEMBER 30,   -------------------------
                                                                  2001           2000          1999
                                                              -------------   -----------   -----------
                                                                    $              $             $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          14,297,125    20,529,979    23,430,137
  Net unrealized loss on open contracts (Morgan Stanley
    International)                                                (120,815)     (185,379)     (100,830)
  Net unrealized gain (loss) on open contracts (Morgan
  Stanley)                                                        (522,620)      160,096       643,258
                                                                ----------    ----------    ----------
  Total net unrealized gain (loss) on open contracts              (643,435)      (25,283)      542,428
                                                                ----------    ----------    ----------
    Total Trading Equity                                        13,653,690    20,504,696    23,972,565
Subscriptions receivable                                           198,653       215,897            --
Interest receivable (Morgan Stanley DW and Morgan Stanley)          30,051        89,128        76,192
                                                                ----------    ----------    ----------
    Total Assets                                                13,882,394    20,809,721    24,048,757
                                                                ==========    ==========    ==========
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                                216,141       489,923       269,545
Accrued brokerage fees (Morgan Stanley DW and Morgan
  Stanley)                                                          54,969        77,628        70,827
Accrued management fees (Morgan Stanley Dean Witter
  Commodities Management)                                           29,874        42,189        48,511
Service fee (Demeter)                                                   --            --        19,404
                                                                ----------    ----------    ----------
    Total Liabilities                                              300,984       609,740       408,287
                                                                ----------    ----------    ----------
PARTNERS' CAPITAL
Limited Partners (2,259,938.667, 2,530,392.671 and
  3,062,471.522 Units, respectively)                            13,325,531    19,859,397    23,310,162
General Partner (43,395.648 Units)                                 255,879       340,584       330,308
                                                                ----------    ----------    ----------
    Total Partners' Capital                                     13,581,410    20,199,981    23,640,470
                                                                ----------    ----------    ----------
    Total Liabilities and Partners' Capital                     13,882,394    20,809,721    24,048,757
                                                                ==========    ==========    ==========
NET ASSET VALUE PER UNIT                                              5.90          7.85          7.61
                                                                ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.

                            STATEMENTS OF OPERATIONS

                                       FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                             SEPTEMBER 30,                      DECEMBER 31,
                                       -------------------------   ---------------------------------------
                                          2001          2000          2000          1999          1998
                                       -----------   -----------   -----------   -----------   -----------
                                            $             $             $             $             $
                                       (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                              39,633,323     1,133,230    6,845,291     (1,351,849)  36,087,729
  Net change in unrealized              (3,743,587)   (8,830,498)  18,665,233     (1,547,990)  (1,192,107)
                                       -----------   -----------   ----------    -----------   ----------
    Total Trading Results               35,889,736    (7,697,268)  25,510,524     (2,899,839)  34,895,622
Interest income (Morgan Stanley DW)      6,120,690     7,045,029    9,573,095      7,678,789    6,883,110
                                       -----------   -----------   ----------    -----------   ----------
    Total                               42,010,426      (652,239)  35,083,619      4,778,950   41,778,732
                                       -----------   -----------   ----------    -----------   ----------
EXPENSES
Brokerage fees (Morgan Stanley DW)      12,579,812    11,155,768   14,706,945     15,188,479   11,360,166
Management fees                          5,205,437     4,616,177    6,085,629      6,284,885    5,202,158
Incentive fees                           1,435,897       --            --            --         1,832,021
Transaction fees and costs                 --            --            --            --           625,327
Administrative expenses                    --            --            --            --            64,000
                                       -----------   -----------   ----------    -----------   ----------
    Total                               19,221,146    15,771,945   20,792,574     21,473,364   19,083,672
                                       -----------   -----------   ----------    -----------   ----------
NET INCOME (LOSS)                       22,789,280   (16,424,184)  14,291,045    (16,694,414)  22,695,060
                                       ===========   ===========   ==========    ===========   ==========
Net Income (Loss) Allocation:
  Limited Partners                      22,532,942   (16,196,964)  14,165,099    (16,455,697)  22,302,202
  General Partner                          256,338      (227,220)     125,946       (238,717)     392,858

Net Income (Loss) per Unit (Note 1):
  Limited Partners                            2.38         (1.69)        1.57          (1.80)        2.95
  General Partner                             2.38         (1.69)        1.57          (1.80)        2.95

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM TECHNICAL L.P.

                            STATEMENTS OF OPERATIONS

                                       FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                             SEPTEMBER 30,                      DECEMBER 31,
                                       -------------------------   ---------------------------------------
                                          2001          2000          2000          1999          1998
                                       -----------   -----------   -----------   -----------   -----------
                                            $             $             $             $             $
                                       (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                              34,925,069    (3,600,848)  12,255,064        726,179   35,224,194
  Net change in unrealized             (14,890,135)  (27,543,746)  22,006,013       (872,972)   6,612,556
                                       -----------   -----------   ----------    -----------   ----------
    Total Trading Results               20,034,934   (31,144,594)  34,261,077       (146,793)  41,836,750
Interest income (Morgan Stanley DW)      7,150,672     8,652,795   11,613,896      9,593,178    8,103,423
                                       -----------   -----------   ----------    -----------   ----------
    Total                               27,185,606   (22,491,799)  45,874,973      9,446,385   49,940,173
                                       -----------   -----------   ----------    -----------   ----------
EXPENSES
Brokerage fees (Morgan Stanley DW)      14,600,175    13,766,107   17,835,223     19,176,380   15,543,787
Management fees                          5,592,698     7,595,092    9,595,464     10,580,071    8,403,764
Incentive fees                           1,630,613        54,486      166,085        430,097    3,191,252
                                       -----------   -----------   ----------    -----------   ----------
    Total                               21,823,486    21,415,685   27,596,772     30,186,548   27,138,803
                                       -----------   -----------   ----------    -----------   ----------
NET INCOME (LOSS)                        5,362,120   (43,907,484)  18,278,201    (20,740,163)  22,801,370
                                       ===========   ===========   ==========    ===========   ==========
Net Income (Loss) Allocation:
  Limited Partners                       5,305,035   (43,432,140)  18,053,408    (20,531,494)  22,571,217
  General Partner                           57,085      (475,344)     224,793       (208,669)     230,153

Net Income (Loss) per Unit:
  Limited Partners                            0.30         (2.49)        1.17          (1.21)        1.49
  General Partner                             0.30         (2.49)        1.17          (1.21)        1.49

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.

                            STATEMENTS OF OPERATIONS

                                        FOR THE NINE MONTHS ENDED              FOR THE YEARS ENDED
                                              SEPTEMBER 30,                       DECEMBER 31,
                                        --------------------------   ---------------------------------------
                                           2001           2000          2000          1999          1998
                                        -----------   ------------   -----------   -----------   -----------
                                             $             $              $             $             $
                                        (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                 820,083    (26,885,793)   (23,193,914)  32,274,037     7,945,575
  Net change in unrealized                 753,821    (11,918,157)    (7,577,681)   4,264,478     2,771,722
                                        ----------    -----------    -----------   ----------    ----------
    Total Trading Results                1,573,904    (38,803,950)   (30,771,595)  36,538,515    10,717,297
Interest income (Morgan Stanley DW)      1,917,113      2,974,323      3,832,634    3,017,103     2,379,478
                                        ----------    -----------    -----------   ----------    ----------
    Total                                3,491,017    (35,829,627)   (26,938,961)  39,555,618    13,096,775
                                        ----------    -----------    -----------   ----------    ----------
EXPENSES
Brokerage fees (Morgan Stanley DW)       3,883,127      4,580,112      5,798,093    5,837,887     4,402,540
Management fees                          1,658,233      2,317,950      2,880,999    3,137,509     2,342,447
Incentive fees                              --            979,550      1,269,237    2,451,152     1,336,693
                                        ----------    -----------    -----------   ----------    ----------
    Total                                5,541,360      7,877,612      9,948,329   11,426,548     8,081,680
                                        ----------    -----------    -----------   ----------    ----------
NET INCOME (LOSS)                       (2,050,343)   (43,707,239)   (36,887,290)  28,129,070     5,015,095
                                        ==========    ===========    ===========   ==========    ==========
Net Income (Loss) Allocation:
  Limited Partners                      (2,027,424)   (43,250,365)   (36,503,461)  27,829,050     4,958,188
  General Partner                          (22,919)      (456,874)      (383,829)     300,020        56,907

Net Income (Loss) per Unit:
  Limited Partners                           (0.30)         (6.20)         (5.24)        4.30           .84
  General Partner                            (0.30)         (6.20)         (5.24)        4.30           .84

   The accompanying notes are an integral part of these financial statements.

            MORGAN STANLEY DEAN WITTER SPECTRUM GLOBAL BALANCED L.P.
                            STATEMENTS OF OPERATIONS

                                            FOR THE NINE MONTHS ENDED           FOR THE YEARS ENDED
                                                  SEPTEMBER 30,                    DECEMBER 31,
                                            -------------------------   -----------------------------------
                                               2001          2000          2000         1999        1998
                                            -----------   -----------   ----------   ----------   ---------
                                                 $             $            $            $            $
                                            (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                    (474,837)   (2,131,343)   (2,091,009)   2,425,585   5,113,920
  Net change in unrealized                  (1,088,869)   (1,337,992)    2,507,530   (1,157,073)  1,285,628
                                            ----------    ----------    ----------   ----------   ---------
    Total Trading Results                   (1,563,706)   (3,469,335)      416,521    1,268,512   6,399,548
Interest income (Morgan Stanley DW)          1,847,341     2,435,497     3,275,958    2,385,751   1,642,542
                                            ----------    ----------    ----------   ----------   ---------
    Total                                      283,635    (1,033,838)    3,692,479    3,654,263   8,042,090
                                            ----------    ----------    ----------   ----------   ---------
EXPENSES
Brokerage fees (Morgan Stanley DW)           1,941,798     1,947,603     2,558,008    2,387,515   1,591,467
Management fees                                527,667       529,244       695,117      648,787     422,960
Incentive fees                                  --            --            --          215,651     449,775
                                            ----------    ----------    ----------   ----------   ---------
    Total                                    2,469,465     2,476,847     3,253,125    3,251,953   2,464,202
                                            ----------    ----------    ----------   ----------   ---------
NET INCOME (LOSS)                           (2,185,830)   (3,510,685)      439,354      402,310   5,577,888
                                            ==========    ==========    ==========   ==========   =========
Net Income (Loss) Allocation:
  Limited Partners                          (2,160,798)   (3,469,885)      433,786      397,258   5,518,127
  General Partner                              (25,032)      (40,800)        5,568        5,052      59,761

Net Income (Loss) per Unit:
  Limited Partners                               (0.62)        (1.01)         0.14         0.12        2.25
  General Partner                                (0.62)        (1.01)         0.14         0.12        2.25

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM CURRENCY L.P.
                            STATEMENTS OF OPERATIONS

                                                                     FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                                                        JULY 3, 2000          JULY 3, 2000
                                              FOR THE NINE MONTHS     (COMMENCEMENT OF      (COMMENCEMENT OF
                                                     ENDED             OPERATIONS) TO        OPERATIONS) TO
                                               SEPTEMBER 30, 2001    SEPTEMBER 30, 2000     DECEMBER 31, 2000
                                              --------------------   -------------------   -------------------
                                                       $                      $                     $
                                                  (UNAUDITED)            (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                           693,621                 634,889             1,126,201
  Net change in unrealized                            14,296                (297,862)              555,569
                                                   ---------             -----------           -----------
    Total Trading Results                            707,917                 337,027             1,681,770
Interest income (Morgan Stanley DW)                  575,636                  85,942               236,461
                                                   ---------             -----------           -----------
    Total                                          1,283,553                 422,969             1,918,231
                                                   ---------             -----------           -----------
EXPENSES
Brokerage fees (Morgan Stanley DW)                   860,546                  98,240               249,571
Management fees                                      374,150                  74,586               171,693
Incentive fees                                       241,946                  34,639               188,423
                                                   ---------             -----------           -----------
    Total                                          1,476,642                 207,465               609,687
                                                   ---------             -----------           -----------
NET INCOME (LOSS)                                   (193,089)                215,504             1,308,544
                                                   =========             ===========           ===========
Net Income (Loss) Allocation:
  Limited Partners                                  (190,991)                180,393             1,134,371
  General Partner                                     (2,098)                 35,111               174,173
Net Income (Loss) Per Unit:
  Limited Partners                                      0.01                    0.24                  1.17
  General Partner                                       0.01                    0.24                  1.17

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.
               (FORMERLY MORGAN STANLEY TANGIBLE ASSET FUND L.P.)
                            STATEMENTS OF OPERATIONS

                                          FOR THE NINE MONTHS                              FOR THE PERIOD FROM
                                                 ENDED              FOR THE YEARS ENDED      JANUARY 2, 1998
                                             SEPTEMBER 30,             DECEMBER 31,         (COMMENCEMENT OF
                                       -------------------------   ---------------------     OPERATIONS) TO
                                          2001          2000         2000        1999       DECEMBER 31, 1998
                                       -----------   -----------   ---------   ---------   -------------------
                                            $             $            $           $                $
                                       (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                             (3,694,410)    1,487,013    1,696,824   3,003,270       (11,870,063)
  Net change in unrealized               (618,152)     (837,570)    (567,711)  1,178,071          (635,643)
                                       ----------     ---------    ---------   ---------       -----------
    Total Trading Results              (4,312,562)      649,443    1,129,113   4,181,341       (12,505,706)
Interest income (Morgan Stanley DW
  and Morgan Stanley)                     461,032       780,748    1,047,350     864,383         1,265,793
                                       ----------     ---------    ---------   ---------       -----------
    Total                              (3,851,530)    1,430,191    2,176,463   5,045,724       (11,239,913)
                                       ----------     ---------    ---------   ---------       -----------
EXPENSES
Brokerage fees (Morgan Stanley DW,
  Morgan Stanley and Morgan Stanley
  International)                          582,264       711,010      949,310     852,484         1,176,024
Management fees (Morgan Stanley
  Commodities Management)                 316,449       416,676      546,187     583,893           805,496
Service fees (Demeter)                     --            58,604       58,604     233,558           322,198
                                       ----------     ---------    ---------   ---------       -----------
    Total                                 898,713     1,186,290    1,554,101   1,669,935         2,303,718
                                       ----------     ---------    ---------   ---------       -----------
NET INCOME (LOSS)                      (4,750,243)      243,901      622,362   3,375,789       (13,543,631)
                                       ==========     =========    =========   =========       ===========
Net Income (Loss) Allocation:
  Limited Partners                     (4,665,538)      239,849      612,086   3,330,798       (13,398,948)
  General Partner                         (84,705)        4,052       10,276      44,991          (144,683)

Net Income (Loss) Per Unit:
  Limited Partners                          (1.95)         0.09          .24        1.04             (3.43)
  General Partner                           (1.95)         0.09          .24        1.04             (3.43)

   The accompanying notes are an integral part of these financial statements.

                   MORGAN STANLEY DEAN WITTER SPECTRUM SERIES

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                    NOTE 1            $             $            $
MORGAN STANLEY DEAN WITTER SPECTRUM
 SELECT L.P.
Partners' Capital, December 31, 1997             8,000,551.600   163,999,307    2,774,014   166,773,321
Offering of Units                                1,310,353.729    30,297,590       --        30,297,590
Net income                                            --          22,302,202      392,858    22,695,060
Redemptions                                       (903,138.578)  (19,683,455)      --       (19,683,455)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1998             8,407,766.751   196,915,644    3,166,872   200,082,516
Offering of Units                                2,238,093.744    51,589,367       --        51,589,367
Net loss                                              --         (16,455,697)    (238,717)  (16,694,414)
Redemptions                                       (928,973.063)  (21,171,795)      --       (21,171,795)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999             9,716,887.432   210,877,519    2,928,155   213,805,674
Offering of Units                                1,339,972.159    28,581,403       --        28,581,403
Net income                                            --          14,165,099      125,946    14,291,045
Redemptions                                     (1,693,772.364)  (35,441,903)    (506,250)  (35,948,153)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000             9,363,087.227   218,182,118    2,547,851   220,729,969
Offering of Units                                1,096,471.583    26,846,569       --        26,846,569
Net income                                            --          22,532,942      256,338    22,789,280
Redemptions                                       (704,932.160)  (17,269,235)      --       (17,269,235)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2001            9,754,626.650   250,292,394    2,804,189   253,096,583
                                                ==============   ===========    =========   ===========
                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY DEAN WITTER SPECTRUM
 TECHNICAL L.P.
Partners' Capital, December 31, 1997            12,434,700.738   180,099,271    1,851,236   181,950,507
Offering of Units                                4,731,996.876    69,886,681      565,000    70,451,681
Net income                                            --          22,571,217      230,153    22,801,370
Redemptions                                     (1,342,497.646)  (20,102,124)      --       (20,102,124)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1998            15,824,199.968   252,455,045    2,646,389   255,101,434
Offering of Units                                3,976,153.731    61,073,132      410,000    61,483,132
Net loss                                              --         (20,531,494)    (208,669)  (20,740,163)
Redemptions                                     (1,772,457.606)  (27,088,685)      --       (27,088,685)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999            18,027,896.093   265,907,998    2,847,720   268,755,718
Offering of Units                                2,110,290.038    29,668,693       --        29,668,693
Net income                                            --          18,053,408      224,793    18,278,201
Redemptions                                     (3,467,967.635)  (48,569,520)      --       (48,569,520)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000            16,670,218.496   265,060,579    3,072,513   268,133,092
Offering of Units                                1,770,337.904    28,207,907       --        28,207,907
Net income                                            --           5,305,035       57,085     5,362,120
Redemptions                                     (1,495,072.183)  (24,078,441)      --       (24,078,441)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2001           16,945,484.217   274,495,080    3,129,598   277,624,678
                                                ==============   ===========    =========   ===========

   The accompanying notes are an integral part of these financial statements.

                   MORGAN STANLEY DEAN WITTER SPECTRUM SERIES

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY DEAN WITTER SPECTRUM
 STRATEGIC L.P.
Partners' Capital, December 31, 1997             5,517,887.455    58,482,349      613,232    59,095,581
Offering of Units                                1,610,245.841    16,662,471       80,000    16,742,471
Net income                                            --           4,958,188       56,907     5,015,095
Redemptions                                     (1,031,933.595)  (10,431,372)      --       (10,431,372)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1998             6,096,199.701    69,671,636      750,139    70,421,775
Offering of Units                                1,300,877.987    16,846,544      100,000    16,946,544
Net income                                            --          27,829,050      300,020    28,129,070
Redemptions                                       (601,106.169)   (7,804,868)      --        (7,804,868)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999             6,795,971.519   106,542,362    1,150,159   107,692,521
Offering of Units                                1,467,043.314    17,566,488       35,000    17,601,488
Net loss                                              --         (36,503,461)    (383,829)  (36,887,290)
Redemptions                                     (1,268,061.404)  (14,172,270)      --       (14,172,270)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000             6,994,953.429    73,433,119      801,330    74,234,449
Offering of Units                                  719,490.962     7,420,938        9,000     7,429,938
Net loss                                              --          (2,027,424)     (22,919)   (2,050,343)
Redemptions                                       (940,931.300)   (9,758,656)      --        (9,758,656)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2001            6,773,513.091    69,067,977      787,411    69,855,388
                                                ==============   ===========    =========   ===========
                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY DEAN WITTER SPECTRUM GLOBAL
 BALANCED L.P.
Partners' Capital, December 31, 1997             1,868,284.841    25,418,875      264,361    25,683,236
Offering of Units                                1,205,176.553    17,447,965      190,000    17,637,965
Net income                                            --           5,518,127       59,761     5,577,888
Redemptions                                       (204,387.889)   (2,985,217)      --        (2,985,217)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1998             2,869,073.505    45,399,750      514,122    45,913,872
Offering of Units                                1,019,759.235    16,184,278      135,000    16,319,278
Net income                                            --             397,258        5,052       402,310
Redemptions                                       (299,009.049)   (4,771,448)      --        (4,771,448)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999             3,589,823.691    57,209,838      654,174    57,864,012
Offering of Units                                  568,088.752     8,983,545       --         8,983,545
Net income                                            --             433,786        5,568       439,354
Redemptions                                       (720,447.437)  (11,407,161)      --       (11,407,161)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000             3,437,465.006    55,220,008      659,742    55,879,750
Offering of Units                                  506,784.021     8,107,494       --         8,107,494
Net loss                                              --          (2,160,798)     (25,032)   (2,185,830)
Redemptions                                       (368,230.913)   (5,874,987)      --        (5,874,987)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2001            3,576,018.114    55,291,717      634,710    55,926,427
                                                ==============   ===========    =========   ===========

   The accompanying notes are an integral part of these financial statements.

                   MORGAN STANLEY DEAN WITTER SPECTRUM SERIES
                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
      AND FOR THE PERIOD FROM JULY 3, 2000 (COMMENCEMENT OF OPERATIONS) TO
                               DECEMBER 31, 2000

                                                    UNITS OF
                                                   PARTNERSHIP      LIMITED      GENERAL
                                                    INTEREST       PARTNERS      PARTNER       TOTAL
                                                  -------------   -----------   ---------   -----------
                                                                       $            $            $
MORGAN STANLEY DEAN WITTER SPECTRUM
 CURRENCY L.P.
Partners' Capital, July 3, 2000                           2.000            10          10            20
Initial Offering                                    633,152.332     4,886,888   1,444,635     6,331,523
Offering of Units                                   980,783.417    10,281,803     100,000    10,381,803
Net income                                             --           1,134,371     174,173     1,308,544
Redemptions                                        (207,486.516)   (2,314,658)     --        (2,314,658)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, December 31, 2000              1,406,451.233    13,988,414   1,718,818    15,707,232
Offering of Units                                 1,905,541.135    21,329,007     207,000    21,536,007
Net loss                                               --            (190,991)     (2,098)     (193,089)
Redemptions                                         (75,797.979)     (856,867)     --          (856,867)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, September 30, 2001             3,236,194.389    34,269,563   1,923,720    36,193,283
                                                  =============   ===========   =========   ===========

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
   AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 AND FOR THE PERIOD FROM
                                JANUARY 2, 1998
               (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

                                                    UNITS OF
                                                   PARTNERSHIP      LIMITED      GENERAL
                                                    INTEREST       PARTNERS      PARTNER       TOTAL
                                                  -------------   -----------   ---------   -----------
                                                                       $            $            $
MORGAN STANLEY DEAN WITTER SPECTRUM
  COMMODITY L.P.
    (FORMERLY, MORGAN STANLEY TANGIBLE ASSET
    FUND L.P.)
Partners' Capital, January 2, 1998                      200.000         1,000       1,000         2,000
Initial Offering                                  2,573,486.803    25,475,868     259,000    25,734,868
Offering of Units                                 1,665,202.477    15,758,355     170,000    15,928,355
Net loss                                               --         (13,398,948)   (144,683)  (13,543,631)
Redemptions                                        (450,424.580)   (3,213,276)     --        (3,213,276)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, December 31, 1998              3,788,464.700    24,622,999     285,317    24,908,316
Net income                                             --           3,330,798      44,991     3,375,789
Redemptions                                        (682,597.530)   (4,643,635)     --        (4,643,635)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, December 31, 1999              3,105,867.170    23,310,162     330,308    23,640,470
Offering of Units                                   277,607.062     2,115,964      --         2,115,964
Net income                                             --             612,086      10,276       622,362
Redemption                                         (809,685.913)   (6,178,815)     --        (6,178,815)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, December 31, 2000              2,573,788.319    19,859,397     340,584    20,199,981
Offering of Units                                   213,428.220     1,411,511      --         1,411,511
Net loss                                               --          (4,665,538)    (84,705)   (4,750,243)
Redemptions                                        (483,882.224)   (3,279,839)     --        (3,279,839)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, September 30, 2001             2,303,334.315    13,325,531     255,879    13,581,410
                                                  =============   ===========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.

                            STATEMENTS OF CASH FLOWS

                                          FOR THE NINE MONTHS ENDED               FOR THE YEARS ENDED
                                                SEPTEMBER 30,                         DECEMBER 31,
                                         ---------------------------   ------------------------------------------
                                             2001           2000           2000           1999           1998
                                         ------------   ------------   ------------   ------------   ------------
                                              $              $              $              $              $
                                         (UNAUDITED)    (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                         22,789,280    (16,424,184)    14,291,045    (16,694,414)    22,695,060
Noncash item included in net income
  (loss):
  Net change in unrealized                 3,743,587      8,830,498    (18,665,233)     1,547,990      1,192,107
(Increase) decrease in operating
  assets:
  Net option premiums                        --             776,380        776,380       (776,380)       --
  Interest receivable (Morgan Stanley
    DW)                                      370,976        (89,854)      (167,649)      (130,447)        46,346
  Due from Morgan Stanley DW                 --             --             --             --           1,097,517
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                              197,672        (81,396)       (39,496)       106,631      1,164,344
  Accrued incentive fees                     729,435        --             --             --             --
  Accrued management fees                     81,796        (33,682)       (16,344)        44,124         58,124
  Accrued administrative expenses            --             --             --             --             (72,499)
                                         -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  operating activities                    27,912,746     (7,022,238)    (3,821,297)   (15,902,496)    26,180,999
                                         -----------    -----------    -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Offering of Units                         26,846,569     23,885,643     28,581,403     51,589,367     30,297,590
(Increase) decrease in subscriptions
  receivable                                (841,518)     2,182,000      2,146,110      2,291,656     (6,021,707)
Increase (decrease) in redemptions
  payable                                   (405,618)      (866,994)    (1,653,713)     2,824,861     (1,332,933)
Redemptions of Units                     (17,269,235)   (29,371,715)   (35,948,153)   (21,171,795)   (19,683,455)
                                         -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  financing activities                     8,330,198     (4,171,066)    (6,874,353)    35,534,089      3,259,495
                                         -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in cash           36,242,944    (11,193,304)   (10,695,650)    19,631,593     29,440,494
Balance at beginning of period           196,555,362    207,251,012    207,251,012    187,619,419    158,178,925
                                         -----------    -----------    -----------    -----------    -----------
Balance at end of period                 232,798,306    196,057,708    196,555,362    207,251,012    187,619,419
                                         ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM TECHNICAL L.P.

                            STATEMENTS OF CASH FLOWS

                                    FOR THE NINE MONTHS ENDED               FOR THE YEARS ENDED
                                          SEPTEMBER 30,                         DECEMBER 31,
                                   ---------------------------   ------------------------------------------
                                       2001           2000           2000           1999           1998
                                   ------------   ------------   ------------   ------------   ------------
                                        $              $              $              $              $
                                   (UNAUDITED)    (UNAUDITED)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income (loss)                    5,362,120    (43,907,484)    18,278,201    (20,740,163)    22,801,370
Noncash item included in net
  income (loss):
  Net change in unrealized          14,890,135     27,543,746    (22,006,013)       872,972     (6,612,556)
(Increase) decrease in operating
  assets:
  Net option premiums                  --             (74,725)       (74,725)        74,725        --
  Interest receivable (Morgan
    Stanley DW)                        493,552        (65,706)      (162,089)      (183,270)       (60,123)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                         92,001       (133,145)      (101,355)       120,330        341,957
  Accrued management fees               28,560        (73,459)      (300,576)        66,388        220,319
  Accrued incentive fees              (111,599)       --             111,599        --            (139,190)
                                   -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  operating activities              20,754,769    (16,710,773)    (4,254,958)   (19,789,018)    16,551,777
                                   -----------    -----------    -----------    -----------    -----------
CASH FLOWS FROM FINANCING
  ACTIVITIES
Offering of Units                   28,207,907     25,005,790     29,668,693     61,483,132     70,451,681
(Increase) decrease in
  subscriptions receivable          (1,390,624)     1,900,327      2,839,329         75,719     (1,037,012)
Increase (decrease) in
  redemptions payable                 (866,445)       647,297        374,791      1,718,282        330,081
Redemptions of Units               (24,078,441)   (35,775,372)   (48,569,520)   (27,088,685)   (20,102,124)
                                   -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  financing activities               1,872,397     (8,221,958)   (15,686,707)    36,188,448     49,642,626
                                   -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in cash     22,627,166    (24,932,731)   (19,941,665)    16,399,430     66,194,403
Balance at beginning of period     231,502,090    251,443,755    251,443,755    235,044,325    168,849,922
                                   -----------    -----------    -----------    -----------    -----------
Balance at end of period           254,129,256    226,511,024    231,502,090    251,443,755    235,044,325
                                   ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.

                            STATEMENTS OF CASH FLOWS

                                       FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                             SEPTEMBER 30,                      DECEMBER 31,
                                       -------------------------   ---------------------------------------
                                          2001          2000          2000          1999          1998
                                       -----------   -----------   -----------   -----------   -----------
                                            $             $             $             $             $
                                       (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                      (2,050,343)   (43,707,239)  (36,887,290)  28,129,070      5,015,095
Noncash item included in net income
  (loss):
  Net change in unrealized               (753,821)    11,918,157     7,577,681   (4,264,478)    (2,771,722)
(Increase) decrease in operating
  assets:
  Net option premiums                      90,215       (472,434)     (237,853)     237,299         96,477
  Interest receivable (Morgan Stanley
    DW)                                   161,229         37,946        32,703     (134,335)        17,798
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                               979       (120,435)     (180,709)     184,395         45,565
  Accrued management fees                 (16,810)       (90,792)     (127,069)      94,670         30,719
  Accrued incentive fees                 (289,687)       --            289,687       --            --
                                       ----------    -----------   -----------   ----------    -----------
Net cash provided by (used for)
  operating activities                 (2,858,238)   (32,434,797)  (29,532,850)  24,246,621      2,433,932
                                       ----------    -----------   -----------   ----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Offering of Units                       7,429,938     16,004,299    17,601,488   16,946,544     16,742,471
(Increase) decrease in subscriptions
  receivable                              136,247        832,079     1,281,898       52,093       (962,792)
Increase (decrease) in redemptions
  payable                                (339,897)       290,512       459,233      448,884       (967,188)
Redemptions of Units                   (9,758,656)   (10,600,053)  (14,172,270)  (7,804,868)   (10,431,372)
                                       ----------    -----------   -----------   ----------    -----------
Net cash provided by (used for)
  financing activities                 (2,532,368)     6,526,837     5,170,349    9,642,653      4,381,119
                                       ----------    -----------   -----------   ----------    -----------

Net increase (decrease) in cash        (5,390,606)   (25,907,960)  (24,362,501)  33,889,274      6,815,051
Balance at beginning of period         73,445,827     97,808,328    97,808,328   63,919,054     57,104,003
                                       ----------    -----------   -----------   ----------    -----------
Balance at end of period               68,055,221     71,900,368    73,445,827   97,808,328     63,919,054
                                       ==========    ===========   ===========   ==========    ===========

   The accompanying notes are an integral part of these financial statements.

            MORGAN STANLEY DEAN WITTER SPECTRUM GLOBAL BALANCED L.P.

                            STATEMENTS OF CASH FLOWS

                                        FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                              SEPTEMBER 30,                      DECEMBER 31,
                                        -------------------------   ---------------------------------------
                                           2001          2000          2000          1999          1998
                                        -----------   -----------   -----------   -----------   -----------
                                             $             $             $             $             $
                                        (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                       (2,185,830)   (3,510,685)       439,354      402,310     5,577,888
Noncash item included in net income
  (loss):
  Net change in unrealized               1,088,869     1,337,992     (2,507,530)   1,157,073    (1,285,628)
(Increase) decrease in operating
  assets:
  Net option premiums                     (242,500)       71,950       (192,500)      --          (458,150)
  Interest receivable (Morgan Stanley
    DW)                                    139,751       (34,130)       (40,455)     (77,458)      (48,192)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                             13,666        (4,460)       (14,106)      47,054        70,079
  Accrued management fees                    3,713        (1,213)        (3,833)      12,787        20,703
  Accrued incentive fees                    --            --            --           (69,730)       69,730
                                        ----------    ----------    -----------   ----------    ----------
Net cash provided by (used for)
  operating activities                  (1,182,331)   (2,140,546)    (2,319,070)   1,472,036     3,946,430
                                        ----------    ----------    -----------   ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Offering of Units                        8,107,494     7,706,104      8,983,545   16,319,278    17,637,965
(Increase) decrease in subscriptions
  receivable                               (44,616)      373,311        317,320      315,143      (537,387)
Increase (decrease) in redemptions
  payable                                 (176,370)      175,756        (65,251)     549,551         3,614
Redemptions of Units                    (5,874,987)   (9,181,819)   (11,407,161)  (4,771,448)   (2,985,217)
                                        ----------    ----------    -----------   ----------    ----------
Net cash provided by (used for)
  financing activities                   2,011,521      (926,648)    (2,171,547)  12,412,524    14,118,975
                                        ----------    ----------    -----------   ----------    ----------

Net increase (decrease) in cash            829,190    (3,067,194)    (4,490,617)  13,884,560    18,065,405
Balance at beginning of period          52,414,304    56,904,921     56,904,921   43,020,361    24,954,956
                                        ----------    ----------    -----------   ----------    ----------
Balance at end of period                53,243,494    53,837,727     52,414,304   56,904,921    43,020,361
                                        ==========    ==========    ===========   ==========    ==========

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM CURRENCY L.P.
                            STATEMENTS OF CASH FLOWS

                                                                        FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                                                           JULY 3, 2000          JULY 3, 2000
                                                  FOR THE NINE MONTHS    (COMMENCEMENT OF      (COMMENCEMENT OF
                                                         ENDED            OPERATIONS) TO        OPERATIONS) TO
                                                  SEPTEMBER 30, 2001    SEPTEMBER 30, 2000     DECEMBER 31, 2000
                                                  -------------------   -------------------   -------------------
                                                           $                     $                     $
                                                      (UNAUDITED)           (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                       (193,089)              215,504             1,308,544
Noncash item included in net income (loss):
  Net change in unrealized                               (14,296)              297,862              (555,569)
Increase in operating assets:
  Interest receivable (Morgan Stanley DW)                (11,450)              (38,103)              (55,464)
Increase (decrease) in operating liabilities:
  Accrued brokerage fees (Morgan Stanley DW)              75,450                39,385                55,245
  Accrued management fees                                 32,804                29,826                24,020
  Accrued incentive fees                                 (32,876)                2,306                32,876
                                                      ----------            ----------            ----------
Net cash provided by (used for) operating
  activities                                            (143,457)              546,780               809,652
                                                      ----------            ----------            ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Initial offering                                              --             6,331,543             6,331,543
Offering of Units                                     21,536,007             4,915,085            10,381,803
(Increase) decrease in subscriptions receivable        1,185,329            (1,049,717)           (3,054,150)
Increase (decrease) in redemptions payable            (2,138,474)               17,541             2,237,351
Redemptions of Units                                    (856,867)              (17,541)           (2,314,658)
                                                      ----------            ----------            ----------
Net cash provided by financing activities             19,725,995            10,196,911            13,581,889
                                                      ----------            ----------            ----------

Net increase in cash                                  19,582,538            10,743,691            14,391,541
Balance at beginning of period                        14,391,541                    --                    --
                                                      ----------            ----------            ----------
Balance at end of period                              33,974,079            10,743,691            14,391,541
                                                      ==========            ==========            ==========

   The accompanying notes are an integral part of these financial statements.

               MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.
              (FORMERLY, MORGAN STANLEY TANGIBLE ASSET FUND L.P.)
                            STATEMENTS OF CASH FLOWS

                                                                                           FOR THE PERIOD FROM
                                     FOR THE NINE MONTHS            FOR THE YEARS            JANUARY 2, 1998
                                     ENDED SEPTEMBER 30,          ENDED DECEMBER 31,        (COMMENCEMENT OF
                                  -------------------------   --------------------------     OPERATIONS) TO
                                     2001          2000          2000           1999        DECEMBER 31, 1998
                                  -----------   -----------   -----------    -----------   -------------------
                                       $             $             $              $                 $
                                  (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income (loss)                 (4,750,243)      243,901       622,362      3,375,789        (13,543,631)
Noncash item included in net
  income (loss):
  Net change in unrealized           618,152       837,570       567,711     (1,178,071)           635,643
(Increase) decrease in operating
  assets:
  Interest receivable (Morgan
    Stanley DW and Morgan
    Stanley)                          59,077       (12,706)      (12,936)         2,530            (78,722)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW, Morgan Stanley
    and Morgan Stanley
    International)                   (22,659)       12,150         6,801        (10,395)            81,222
  Accrued management fees
    (Morgan Stanley Commodities
    Management)                      (12,315)       (3,415)       (6,322)        (7,121)            55,632
  Service fees payable (Demeter)          --       (19,404)      (19,404)        (2,849)            22,253
                                  ----------    ----------    ----------     ----------        -----------
Net cash provided by (used for)
  operating activities            (4,107,988)    1,058,096     1,158,212      2,179,883        (12,827,603)
                                  ----------    ----------    ----------     ----------        -----------
CASH FLOWS FROM FINANCING
  ACTIVITIES
Initial Offering                          --            --            --             --         25,736,868
Offering of Units                  1,411,511     1,530,081     2,115,964             --         15,928,355
(Increase) decrease in
  subscriptions receivable            17,244      (191,733)     (215,897)            --                 --
Increase (decrease) in
  redemptions payable               (273,782)      143,088       220,378       (626,002)           895,547
Redemptions of Units              (3,279,839)   (4,080,348)   (6,178,815)    (4,643,635)        (3,213,276)
                                  ----------    ----------    ----------     ----------        -----------
Net cash provided by (used for)
  financing activities            (2,124,866)   (2,598,912)   (4,058,370)    (5,269,637)        39,347,494
                                  ----------    ----------    ----------     ----------        -----------
Net increase (decrease) in cash   (6,232,854)   (1,540,816)   (2,900,158)    (3,089,754)        26,519,891
Balance at beginning of period    20,529,979    23,430,137    23,430,137     26,519,891                 --
                                  ----------    ----------    ----------     ----------        -----------
Balance at end of period          14,297,125    21,889,321    20,529,979     23,430,137         26,519,891
                                  ==========    ==========    ==========     ==========        ===========

   The accompanying notes are an integral part of these financial statements.

                   MORGAN STANLEY DEAN WITTER SPECTRUM SERIES
                         NOTES TO FINANCIAL STATEMENTS
                (INFORMATION WITH RESPECT TO 2001 IS UNAUDITED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Morgan Stanley Dean Witter Spectrum Commodity L.P. ("Spectrum Commodity"), Morgan Stanley Dean Witter Spectrum Currency L.P. ("Spectrum Currency"), Morgan Stanley Dean Witter Spectrum Global Balanced L.P. (formerly known as Dean Witter Spectrum Global Balanced L.P.) ("Spectrum Global Balanced"), Morgan Stanley Dean Witter Spectrum Select L.P. (formerly known as Dean Witter Spectrum Select L.P.) ("Spectrum Select"), Morgan Stanley Dean Witter Spectrum Strategic L.P. ("formerly known as Dean Witter Spectrum Strategic L.P.) ("Spectrum Strategic") and Morgan Stanley Dean Witter Spectrum Technical L.P. (formerly known as Dean Witter Spectrum Technical L.P.) ("Spectrum Technical"), (individually, a "Partnership," or collectively, the "Partnerships"), are limited partnerships organized to engage in the speculative trading of futures contracts, options on futures contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to foreign currencies, financial instruments, metals, energy and agricultural products (collectively, "futures interests").

The general partner for each Partnership is Demeter Management Corporation ("Demeter"). The non-clearing commodity broker is Morgan Stanley DW Inc. (formerly, Dean Witter Reynolds Inc.) ("Morgan Stanley DW"). Morgan Stanley & Co., Inc. ("Morgan Stanley") and Morgan Stanley & Co. International Limited ("Morgan Stanley International") provide clearing and execution services. Prior to October 2000, Carr Futures Inc. ("Carr") provided clearing and execution services to Spectrum Global Balanced, Spectrum Select, Spectrum Strategic and Spectrum Technical. Morgan Stanley Commodities Management, Inc. ("Morgan Stanley Commodities Management") is the trading advisor to Spectrum Commodity. Demeter, Morgan Stanley DW, Morgan Stanley, Morgan Stanley International and Morgan Stanley Commodities Management are wholly-owned subsidiaries of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter").

Spectrum Commodity became one of the Spectrum Series of funds effective March 6, 2000.

Spectrum Currency commenced trading as of July 3, 2000.

Spectrum Select became one of the Spectrum Series of funds effective June 1, 1998. Each outstanding unit of limited partnership interest ("Unit(s)") in Dean Witter Select Futures Fund L.P. was converted into 100 Units of Spectrum Select. The number of Units outstanding, net income or loss per Unit and Net Asset Value per Unit have been adjusted for all reporting periods to reflect this conversion.

Effective February 19, 1998, Morgan Stanley, Dean Witter, Discover & Co. changed its corporate name to Morgan Stanley Dean Witter & Co.

Effective April 2, 2001, Dean Witter Reynolds Inc. changed its name to Morgan Stanley DW Inc.

Effective September 28, 2001, Morgan Stanley Dean Witter Commodities Management Inc. changed its name to Morgan Stanley Commodities Management Inc.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Select L.P. changed its name to Morgan Stanley Spectrum Select L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Technical L.P. changed its name to Morgan Stanley Spectrum Technical L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Strategic L.P. changed its name to Morgan Stanley Spectrum Strategic L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Global Balanced L.P. changed its name to Morgan Stanley Spectrum Global Balanced L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Currency L.P. changed its name to Morgan Stanley Spectrum Currency L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Commodity L.P. changed its name to Morgan Stanley Spectrum Commodity L.P.

Demeter is required to maintain a 1% minimum interest in the equity of each Partnership and income (losses) are shared by Demeter and the Limited Partners based upon their proportional ownership interests.

USE OF ESTIMATES--The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts in the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the financial statements are prudent and reasonable. Actual results could differ from those estimates.

REVENUE RECOGNITION--Futures interests are open commitments until settlement date. They are valued at market on a daily basis and the resulting net change in unrealized gains and losses is reflected in the change in unrealized profits (losses) on open contracts from one period to the next in the statements of operations. Monthly, Morgan Stanley DW pays each Partnership interest income based upon 80% of its average daily "Net Assets" (as defined in the limited partnership agreements) for the month in the case of Spectrum Select, Spectrum Technical, Spectrum Strategic, Spectrum Currency and Spectrum Commodity, and 100% in the case of Spectrum Global Balanced. The interest rate is equal to a prevailing rate on U.S. Treasury bills. For purposes of such interest payments, Net Assets do not include monies due the Partnership on futures interests, but not actually received.

NET INCOME (LOSS) PER UNIT--Net income (loss) per Unit is computed using the weighted average number of Units outstanding during the period.

EQUITY IN FUTURES INTERESTS TRADING ACCOUNTS--The Partnerships' asset "Equity in futures interests trading accounts," reflected in the statements of financial condition consists of (A) cash on deposit with Morgan Stanley DW, Morgan Stanley and Morgan Stanley International to be used as margin for trading; (B) net unrealized gains or losses on open contracts, which are valued at market and calculated as the difference between original contract value and market value, and (C) net option premiums, which represent the net of all monies paid and/or received for such option premiums.

The Partnerships, in their normal course of business, enter into various contracts with Morgan Stanley and Morgan Stanley International acting as their commodity brokers. Pursuant to brokerage agreements with Morgan Stanley and Morgan Stanley International, to the extent that such trading results in unrealized gains or losses, these amounts are offset and reported on a net basis on the Partnerships' statements of financial condition.

The Partnerships have offset the fair value amounts recognized for forward contracts executed with the same counterparty as allowable under terms of the master netting agreements with Morgan Stanley, the sole counterparty on such contracts. The Partnerships have consistently applied their right to offset.

BROKERAGE AND RELATED TRANSACTION FEES AND COSTS--The brokerage fee for Spectrum Global Balanced, Spectrum Currency and Spectrum Commodity is accrued at a flat monthly rate of 1/12 of 4.6% (a 4.6% annual rate) of Net Assets as of the first day of each month. Prior to April 1, 2000, brokerage fees for Spectrum Commodity were accrued at a monthly rate of 1/12 of 3.65% of Net Assets (a 3.65% annual rate) as of the first day of each month. Prior to June 1, 1998, brokerage fees for Spectrum Global Balanced were accrued at 49/120 of 1% of Net Assets (a 4.9% annual rate) as of the first day of each month.

Brokerage fees for Spectrum Select, Spectrum Technical and Spectrum Strategic are accrued at a flat monthly rate of 1/12 of 7.25% (a 7.25% annual rate) of Net Assets as of the first day of each month. Prior to June 1, 1998, brokerage commissions for Spectrum Select were accrued on a half-turn basis at 80% of DWR's published non-member rates and transaction fees and costs were accrued on a half-turn basis.

Brokerage commissions and transaction fees and costs combined were capped at 13/20 of 1% per month (a 7.8% maximum annual rate) of Spectrum Select's month-end Net Assets. Prior to June 1, 1998, brokerage fees for Spectrum Technical and Spectrum Strategic were accrued at 51/80 of 1% of the Net Assets (a 7.65% annual rate) as of the first day of each month.

Such brokerage fees currently cover all brokerage commissions, transaction fees and costs and ordinary administrative and continuing offering expenses.

SERVICE FEE--Prior to April 1, 2000, Spectrum Commodity paid Demeter a monthly fee equal to 1/12 of 1% per month (a 1% annual rate) of the Partnership's Net Assets as of the first day of each month.

OPERATING EXPENSES--The Partnerships incur monthly management fees and may incur incentive fees. All common administrative and continuing offering expenses including legal, auditing, accounting, filing fees and other related expenses are borne by Morgan Stanley DW through the brokerage fees paid by the Partnerships (effective June 1, 1998 for Spectrum Select with its change to a flat rate brokerage fee).

Prior to June 1, 1998, Spectrum Select was charged all operating expenses related to its trading activities to a maximum of 1/4 of 1% annually of Spectrum Select's average month end Net Assets. Demeter was responsible for operating expenses in excess of the cap.

INCOME TAXES--No provision for income taxes has been made in the accompanying financial statements, as partners are individually responsible for reporting income or loss based upon their respective share of each Partnership's revenues and expenses for income tax purposes.

DISTRIBUTIONS--Distributions, other than redemptions of Units, are made on a pro-rata basis at the sole discretion of Demeter. No distributions have been made to date.

CONTINUING OFFERING--Units of each Partnership are offered at a price equal to 100% of the Net Asset Value per Unit as of the close of business on the last day of the month. No selling commissions or charges related to the continuing offering of Units will be paid by the Limited Partners or the Partnership. Morgan Stanley DW will pay all such costs.

REDEMPTIONS--Limited Partners may redeem some or all of their Units at 100% of the Net Asset Value per Unit as of the end of the last day of any month that is at least six months after the closing at which a person becomes a Limited Partner, upon five business days advance notice by redemption form to Demeter. Thereafter, Units redeemed on or prior to the last day of the twelfth month after such Units were purchased will be subject to a redemption charge equal to 2% of the Net Asset Value of a Unit on the date of such redemption. Units redeemed after the last day of the twelfth month and on or prior to the last day of the twenty-fourth month after which such Units were purchased will be subject to a redemption charge equal to 1% of the Net Asset Value of a Unit on the date of such redemption. Units redeemed after the last day of the twenty-fourth month after which such Units were purchased will not be subject to a redemption charge. The foregoing redemption charges will be paid to Morgan Stanley DW. Redemptions must be made in whole Units, in a minimum amount of 50 Units, unless a Limited Partner is redeeming his entire interest in a Partnership.

EXCHANGES--On the last day of the first month which occurs more than six months after a person first becomes a Limited Partner in any of the Partnerships, and the end of each month thereafter, Limited Partners may exchange their investment among the Partnerships (subject to certain restrictions outlined in the Limited Partnership Agreement) without paying additional charges.

DISSOLUTION OF THE PARTNERSHIP--Spectrum Commodity will terminate on
December 31, 2027, Spectrum Technical, Spectrum Strategic, Spectrum Global Balanced and Spectrum Currency will terminate on December 31, 2035 and Spectrum Select will terminate on December 31, 2025 regardless of financial condition at such time, or at an earlier date if certain conditions occur as defined in each Partnership's Limited Partnership Agreement.

2.  RELATED PARTY TRANSACTIONS

The Partnerships pay brokerage fees to Morgan Stanley DW as described in Note 1. Each Partnership's cash is on deposit with Morgan Stanley DW, Morgan Stanley and Morgan Stanley International in futures interests trading accounts to meet margin requirements as needed. Morgan Stanley DW pays interest on these funds as described in Note 1. Spectrum Commodity paid Demeter a service fee prior to April 2000 and pays management fees, and when applicable, incentive fees to Morgan Stanley Commodities Management.

3.  TRADING ADVISORS

Demeter, on behalf of each Partnership, retains certain commodity trading advisors to make all trading decisions for the Partnerships. The trading advisors for each Partnership are as follows:

Morgan Stanley Dean Witter Spectrum Select L.P.
  EMC Capital Management, Inc.
  Northfield Trading L.P.
  Rabar Market Research, Inc.
  Sunrise Capital Management, Inc.

Effective May 1, 2001, Northfield Trading L.P. was added as the Partnership's fourth trading advisor.

Morgan Stanley Dean Witter Spectrum Technical L.P.
  Campbell & Company, Inc. ("Campbell")
  Chesapeake Capital Corporation ("Chesapeake")
  John W. Henry & Company, Inc.

Morgan Stanley Dean Witter Spectrum Commodity L.P.
  Morgan Stanley Commodities Management Inc.

Morgan Stanley Dean Witter Spectrum Strategic L.P.
  Allied Irish Capital Management, Ltd. ("AICM")
  Blenheim Capital Management, L.L.C. ("Blenheim")
  Eclipse Capital Management, Inc. ("Eclipse")

Effective April 30, 1998, A. Gary Shilling & Co., Inc. ("Shilling") was terminated as an advisor to the Partnership. The assets of the Partnership previously allocated to Shilling were allocated to Stonebrook Capital Management Inc., ("Stonebrook"), effective June 1, 1998.

Effective March 4, 1999, Stonebrook was terminated as an advisor to the Partnership. The assets of the Partnership previously allocated to Stonebrook were allocated to AICM, effective June 1, 1999.

Effective April 14, 2000, Willowbridge Associates Inc. ("Willowbridge") was terminated as an advisor to the Partnership. The assets of the Partnership previously allocated to Willowbridge were allocated to Eclipse, effective June 26, 2000.

Morgan Stanley Dean Witter Spectrum Global Balanced L.P.
  RXR, Inc.

Morgan Stanley Dean Witter Spectrum Currency L.P.
  John W. Henry & Company, Inc. ("JWH")
  Sunrise Capital Partners, LLC ("Sunrise")

Compensation to the trading advisors by the Partnerships consists of a management fee and an incentive fee as follows:

MANAGEMENT FEE--The management fee for Spectrum Select is accrued at the rate of 1/4 of 1% per month of Net Assets allocated to each trading advisor on the first day of each month (a 3% annual rate). Prior to June 1, 1998, the management fee was accrued at the rate of 1/4 of 1% of the Partnership's adjusted Net Assets, as defined in its limited partnership agreement, as of the last day of each month (a 3% annual rate).

The management fee for Spectrum Technical is accrued at the rate of 1/12 of 2% of Net Assets allocated to JWH on the first day of each month, 1/12 of 3% of Net Assets allocated to Campbell on the first day of each month and 1/3 of 1% of Net Assets allocated to Chesapeake on the first day of each month (annual rates of 2%, 3% and 4% respectively). Prior to December 1, 2000, the management fee was accrued to each trading advisor at the rate of 1/3 of 1% of Net Assets on the first day of each month (a 4% annual rate).

The management fee for Spectrum Strategic is accrued at the rate of 1/12 of 4% per month of Net Assets allocated to Blenheim on the first day of each month, and 1/12 of 3% per month of Net Assets allocated to AICM and Eclipse on the first day of each month (annual rates of 4% and 3%, respectively). Prior to June 1, 1998, the management fee was accrued at the rate of 1/3 of 1% of Net Assets allocated to Blenheim and Willowbridge on the first day of each month (a 4% annual rate).

The management fee for Spectrum Global Balanced is accrued at the rate of 5/48 of 1% per month of Net Assets on the first day of each month (a 1.25% annual rate).

The management fee for Spectrum Currency is accrued at the rate of 1/12 of 2% of Net Assets on the first day of each month (a 2% annual rate). Prior to December 1, 2000, the management fee was accrued at the rate of 1/3 of 1% of Net Assets allocated to JWH on the first day of each month and 1/4 of 1% of Net Assets allocated to Sunrise on the first day of each month (annual rates of 4% and 3%, respectively).

The management fee for Spectrum Commodity is accrued at the rate of 5/24 of 1% of Net Assets on the first day of each month (a 2.5% annual rate).

INCENTIVE FEE--Spectrum Select, Spectrum Strategic and Spectrum Global Balanced each pay a monthly incentive fee equal to 15% of the trading profits experienced with respect to each trading advisor's allocated Net Assets as of the end of each calendar month. Prior to June 1, 1998, Spectrum Select paid a quarterly incentive fee to each trading advisor equal to 17.5% of trading profits.

Spectrum Technical pays a monthly incentive fee equal to 20% of the trading profits experienced with respect to the Net Assets allocated to Campbell and JWH and 19% of trading profits experienced with respect to the Net Assets allocated to Chesapeake as of the end of each calendar month. Prior to June 1, 1998, Spectrum Technical paid an incentive fee equal to 15% of trading profits to Chesapeake. Prior to December 1, 2000, Spectrum Technical paid an incentive fee equal to 15% of trading profits to Campbell and JWH.

Spectrum Currency pays a monthly incentive fee equal to 20% of the trading profits experienced with respect to each trading advisor's allocated Net Assets as of the end of each month. Prior to December 1, 2000, Spectrum Currency paid a monthly incentive fee equal to 15% of the trading profits.

Spectrum Commodity pays an annual incentive fee equal to 17.5% of Partnership trading profits, as determined from the end of the last period in which an incentive fee was earned. Prior to December 1, 2000, Spectrum Commodity paid an annual incentive fee to MSCM equal to 20% of the trading profits.

Trading profits represent the amount by which profits from futures, forwards and options trading exceed losses after brokerage and management fees are deducted. Prior to June 1, 1998, trading profits for Spectrum Select represented the amount by which profits from futures, forwards and options trading exceeded losses, after brokerage commissions, management fees, administrative expenses and transaction fees and costs were paid.

For all Partnerships when trading losses are incurred, no incentive fee will be paid in subsequent months until all such losses are recovered. Cumulative trading losses are adjusted on a pro-rata basis for the net amount of each months' subscriptions and redemptions.

4.  FINANCIAL INSTRUMENTS

The Partnerships trade futures contracts, options on futures contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to foreign currencies, financial instruments, metals, energy and agricultural products. Futures and forwards represent contracts for delayed delivery of an instrument at a specified date and price. Risk arises from changes in the value of these contracts and the potential inability of counterparties to perform under the terms of the contracts. There are numerous factors which may significantly influence the market value of these contracts, including interest rate volatility.

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" effective for fiscal years beginning after June 15, 2000, as amended by SFAS No. 137. The Partnership adopted the provisions of SFAS No. 133 beginning with the fiscal year ended December 31, 1998. SFAS No. 133 superceded SFAS Nos. 119 and 105, which required the disclosure of average aggregate fair values and contract/notional values, respectively, of derivative financial instruments for an entity that carries its assets at fair value. SFAS No. 133 was further amended by SFAS No. 138, which clarifies issues surrounding interest rate risk, foreign currency denominations, normal purchases and sales and net hedging. The application of SFAS No. 133, as amended by SFAS No. 137, and SFAS No. 138 did not have a significant effect on the Partnership's financial statements.

SFAS No. 133 defines a derivative as a financial instrument or other contract that has all three of the following characteristics:

(1) One or more underlying notional amounts or payment provisions;

(2) Requires no initial net investment or a smaller initial net investment than would be required relative to changes in market factors;

(3) Terms require or permit net settlement.

Generally derivatives include futures, forwards, swaps or options contracts, and other financial instruments with similar characteristics such as caps, floors and collars.

The net unrealized gains (losses) on open contracts is reported as a component of "Equity in futures interests trading accounts" on the statements of financial condition and totaled at September 30, 2001, December 31, 2000 and 1999, respectively, $21,808,710, $25,552,297 and $6,887,064 for Spectrum Select,
$25,152,174, $40,042,309 and $18,036,296 for Spectrum Technical, $2,739,953,
$1,986,132 and $9,563,813 for Spectrum Strategic, $2,228,775, $3,317,644 and
$810,114 for Spectrum Global Balanced, and $(643,435), $(25,283) and $542,428
for Spectrum Commodity. For Spectrum Currency, the net realized gain totaled $569,865 at September 30, 2001 and $555,569 at December 31, 2000.

For Spectrum Select, of the $21,808,710 net unrealized gain on open contracts at September 30, 2001, $22,587,897 related to exchange-traded futures and futures-styled options contracts and $(779,187) related to off-exchange-traded forward currency contracts. Of the $25,552,297 net unrealized gain on open contracts at December 31, 2000, $23,901,575 related to exchange-traded futures and futures-styled options contracts and $1,650,722 related to off-exchange-traded forward currency contracts. Of the $6,887,064 net unrealized gain on open contracts at December 31, 1999, $6,935,040 related to exchange-traded futures and futures-styled options contracts and $(47,976) related to off-exchange-traded forward currency contracts.

For Spectrum Technical, of the $25,152,174 net unrealized gain on open contracts at September 30, 2001, $21,328,316 related to exchange-traded futures and futures-styled options contracts and $3,823,858 related to off-exchange-traded forward currency contracts. Of the $40,042,309 net unrealized gain on open contracts at December 31, 2000, $37,170,209 related to exchange-traded futures and futures-styled options contracts and $2,872,100 related to off-exchange-traded forward currency contracts. Of the $18,036,296 net unrealized gain on open contracts at December 31, 1999, $17,006,044 related to exchange-traded futures and futures-styled options contracts and $1,030,252 related to off-exchange-traded forward currency contracts.

For Spectrum Strategic, of the $2,739,953 net unrealized gain on open contracts at September 30, 2001, $2,735,363 related to exchange-traded futures and futures-styled options contracts and $4,590 related to off-exchange-traded forward currency contracts. The $1,986,132 net unrealized gain on open contracts at December 31, 2000 and the $9,563,813 net unrealized gain on open contracts at December 31, 1999 all related to exchange-traded futures and futures-styled options contracts.

For Spectrum Global Balanced, of the $2,228,775 net unrealized gain on open contracts at September 30, 2001, $2,434,574 related to exchange-traded futures contracts and $(205,799) related to off-exchange-traded forward currency contracts. Of the $3,317,644 net unrealized gain on open contracts at December 31, 2000, $3,374,178 related to exchange-traded futures contracts and $(56,534) related to off-exchange-traded forward currency contracts. Of the $810,114 net unrealized gain on open contracts at December 31, 1999, $669,640 related to exchange-traded futures contracts and $140,474 related to off-exchange-traded forward currency contracts.

For Spectrum Currency, the $569,865 net unrealized gain on open contracts at September 30, 2001 and the $555,569 net unrealized gain on open contracts at December 31, 2000 were related to off-exchange-traded forward currency contracts.

For Spectrum Commodity, the $(643,435) net unrealized loss on open contracts at September 30, 2001, the $25,283 net unrealized loss on open contracts at December 31, 2000 and the $542,428 net unrealized gain on open contracts at December 31, 1999 all related to exchange-traded futures contracts.

Exchange-traded contracts and off-exchange-traded forward currency contracts held by the Partnerships at September 2001 and December 2000 and 1999 mature as follows:

                                                         2001              2000              1999
                                                    ---------------   ---------------   ---------------
SPECTRUM SELECT
  Exchange-Traded Contracts                         September 2002     December 2001     December 2000
  Off-Exchange-Traded Forward Currency Contracts     December 2001        March 2001        March 2000

SPECTRUM TECHNICAL
  Exchange-Traded Contracts                         September 2002     December 2001     December 2000
  Off-Exchange-Traded Forward Currency Contracts     December 2001        March 2001        March 2000

SPECTRUM STRATEGIC
  Exchange-Traded Contracts                              June 2003     December 2001     December 2001
  Off-Exchange-Traded Forward Currency Contracts      October 2001                --                --

SPECTRUM GLOBAL BALANCED
  Exchange-Traded Contracts                             March 2002         June 2001         June 2000
  Off-Exchange-Traded Forward Currency Contracts     December 2001        March 2001        March 2000

SPECTRUM CURRENCY
  Off-Exchange-Traded Forward Currency Contracts     December 2001        March 2001                --

SPECTRUM COMMODITY
  Exchange-Traded Contracts                             March 2002        April 2001        April 2000

The Partnerships have credit risk associated with counterparty nonperformance. The credit risk associated with the instruments in which the Partnerships are involved is limited to the amounts reflected in the Partnerships' statements of financial condition.

The Partnerships also have credit risk because Morgan Stanley DW, Morgan Stanley and Morgan Stanley International act as the futures commission merchants or the counterparties, with respect to most of the Partnerships' assets. Exchange-traded futures and futures-styled options contracts are marked to market on a daily basis, with variations in value settled on a daily basis. Each of Morgan Stanley DW, Morgan Stanley and Morgan Stanley International, as a futures commission merchant for each Partnership's exchange-traded futures and futures-styled options contracts, are required, pursuant to regulations of the Commodity Futures Trading Commission to segregate from their own assets, and for the sole benefit of their commodity customers, all funds held by them with respect to exchange-traded futures and futures-styled options contracts, including an amount equal to the net unrealized gain on all open futures and futures-styled options contracts, which funds, in the aggregate, totaled at September 30, 2001 and December 31, 2000 and 1999 respectively, $255,386,203, $220,456,937 and $214,186,052 for Spectrum Select, $275,457,572, $268,672,299
and $268,449,799 for Spectrum Technical, $70,790,584, $75,431,959 and
$107,372,141 for Spectrum Strategic, $55,678,068, $55,788,482 and $57,574,561
for Spectrum Global Balanced, and $13,653,690, $20,504,696 and $23,972,565 for
Spectrum Commodity. For Spectrum Currency, the amount totaled $33,974,079 at September 30, 2001 and $14,391,541 at December 31, 2000. With respect to the Partnerships' off-exchange-traded forward currency contracts, there are no daily settlements of variations in value nor is there any requirement that an amount equal to the net unrealized gain on open forward contracts be segregated. With respect to those off-exchange-traded forward currency contracts, the Partnerships are at risk to the ability of Morgan Stanley, the sole counterparty on all of such contracts, to perform. Each Partnership has a netting agreement with Morgan Stanley. These agreements, which seek to reduce both the Partnerships' and Morgan Stanley's exposure on off-exchange-traded forward currency contracts, should materially decrease the Partnerships' credit risk in the event of Morgan Stanley's bankruptcy or insolvency.

5.  LEGAL MATTERS

The class actions first filed in 1996 in California and in New York State courts were each dismissed in 1999. However, in the New York State class action, plaintiffs appealed the trial court's dismissal of their case on March 3, 2000. In April 2001, the Appellate Division of New York State dismissed the class action. Because plaintiffs did not exercise their right to appeal any further, this dismissal constituted a final resolution of the case.

On September 18 and 20, 1996 purported class actions were filed in the Supreme Court of the State of New York, New York County, on behalf of all purchasers of interests in limited partnership commodity pools sold by Morgan Stanley DW. Named defendants include Morgan Stanley DW, Demeter, Dean Witter Futures & Currency Management Inc., MSDW, Spectrum Select (under its original name, "Dean Witter Select Futures Fund L.P.") and certain other limited partnership commodity pools of which Demeter is the general partner and certain trading advisors to those pools. A consolidated and amended complaint in the action pending in the Supreme Court of the State of New York was filed on August 13, 1997, alleging that the defendants committed fraud, breach of fiduciary duty, and negligent misrepresentation in the sale and operation of the various limited partnership commodity pools. The complaints sought unspecified amounts of compensatory and punitive damages and other relief. The New York Supreme Court dismissed the New York action in November 1998, but granted plaintiffs leave to file an amended complaint, which they did in early December 1998. The defendants filed a motion to dismiss the amended complaint with prejudice on February 1, 1999. By decision dated December 21, 1999, the New York Supreme Court dismissed the case with prejudice. However, on March 3, 2000 plaintiffs appealed the trial court's dismissal of their case.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
  Demeter Management Corporation

We have audited the accompanying statements of financial condition of Demeter Management Corporation (the "Company"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., as of November 30, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements of financial condition based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such statements of financial condition present fairly, in all material respects, the financial position of Demeter Management Corporation at November 30, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 12, 2001

                         DEMETER MANAGEMENT CORPORATION
         (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO.)
                       STATEMENTS OF FINANCIAL CONDITION
                       AT AUGUST 31, 2001 (UNAUDITED) AND
                           NOVEMBER 30, 2000 AND 1999

                                                             AUGUST 31,           NOVEMBER 30,
                                                            ------------   ---------------------------
                                                                2001           2000           1999
                                                            ------------   ------------   ------------
                                                                 $              $              $
                                                            (UNAUDITED)
ASSETS
Investments in affiliated partnerships                        24,259,470     22,094,121     17,825,316
Income taxes receivable                                        1,492,093        578,533        803,778
Receivable from affiliated partnerships                              692            723         20,428
                                                            ------------   ------------   ------------
    Total Assets                                              25,752,255     22,673,377     18,649,522
                                                            ============   ============   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Payable to Parent                                           18,981,307     17,082,188     13,033,208
  Accrued expenses                                                15,600            451         29,293
                                                            ------------   ------------   ------------
    Total Liabilities                                         18,996,907     17,082,639     13,062,501
                                                            ------------   ------------   ------------

STOCKHOLDER'S EQUITY:
  Common stock, no par value:
    Authorized 1,000 shares; outstanding 100 shares at
      stated value of $500 per share                              50,000         50,000         50,000
  Additional paid-in capital                                 123,170,000    123,170,000    123,170,000
  Retained earnings                                            6,605,348      5,440,738      5,437,021
                                                            ------------   ------------   ------------
                                                             129,825,348    128,660,738    128,657,021
  Less: Notes receivable from Parent                        (123,070,000)  (123,070,000)  (123,070,000)
                                                            ------------   ------------   ------------
    Total Stockholder's Equity                                 6,755,348      5,590,738      5,587,021
                                                            ------------   ------------   ------------
    Total Liabilities and Stockholder's Equity                25,752,255     22,673,377     18,649,522
                                                            ============   ============   ============

  The accompanying notes are an integral part of these statements of financial condition.

                         DEMETER MANAGEMENT CORPORATION

         (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO.)

                   NOTES TO STATEMENTS OF FINANCIAL CONDITION

                (INFORMATION WITH RESPECT TO 2001 IS UNAUDITED)

                    FOR THE PERIOD FROM DECEMBER 1, 2000 TO
 AUGUST 31, 2001 (UNAUDITED) AND FOR THE YEARS ENDED NOVEMBER 30, 2000 AND 1999

1.  INTRODUCTION AND BASIS OF PRESENTATION

Demeter Management Corporation ("Demeter") is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW" or "Parent").

Demeter manages the following commodity pools as sole general partner: Dean Witter Cornerstone Fund II, Dean Witter Cornerstone Fund III, Dean Witter Cornerstone Fund IV, Columbia Futures Fund, Dean Witter Diversified Futures Fund Limited Partnership, Dean Witter Diversified Futures Fund II L.P., Dean Witter Diversified Futures Fund III L.P., Dean Witter Multi-Market Portfolio L.P., Dean Witter Principal Plus Fund L.P., Dean Witter Principal Plus Fund
Management L.P., Dean Witter Portfolio Strategy Fund L.P., Dean Witter Global Perspective Portfolio L.P., Dean Witter World Currency Fund L.P., Morgan Stanley Dean Witter Spectrum Currency L.P. ("Spectrum Currency"), Morgan Stanley Dean Witter Spectrum Commodity L.P. (formerly, Morgan Stanley Tangible Asset
Fund L.P.) ("Spectrum Commodity"), Morgan Stanley Dean Witter Spectrum Global Balanced L.P. (formerly, Dean Witter Spectrum Global Balanced L.P.), Morgan Stanley Dean Witter Spectrum Strategic L.P. (formerly, Dean Witter Spectrum Strategic L.P.), Morgan Stanley Dean Witter Spectrum Technical L.P. (formerly, Dean Witter Spectrum Technical L.P.), Morgan Stanley Dean Witter Spectrum
Select L.P. (formerly, Dean Witter Spectrum Select L.P.), Morgan Stanley Dean Witter/Chesapeake L.P. (formerly, DWR Chesapeake L.P.), Morgan Stanley Dean Witter/JWH Futures Fund L.P. (formerly, DWR/JWH Futures Fund L.P.), Morgan Stanley Dean Witter/Market Street Futures Fund L.P. (formerly, DWR/Market Street Futures Fund L.P.), Morgan Stanley Dean Witter Charter DWFCM L.P. (formerly, DWFCM International Access Fund L.P.) ("Charter DWFCM"), Morgan Stanley Dean Witter Charter Graham L.P. ("Charter Graham"), Morgan Stanley Dean Witter Charter Millburn L.P. ("Charter Millburn"), Morgan Stanley Dean Witter Charter Welton L.P. ("Charter Welton"), Morgan Stanley Dean Witter Strategic Alternatives Fund L.P. ("SAFLP") and Morgan Stanley Dean Witter/Mark J. Walsh & Company, L.P.

Each of the commodity pools is a limited partnership organized to engage in the speculative trading of commodity futures contracts, forward contracts on foreign currencies and other commodity interests.

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts in the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the financial statements are prudent and reasonable. Actual results could differ from these estimates.

On July 15, 1998, Demeter entered into a limited partnership agreement as general partner in the Morgan Stanley Dean Witter Charter Series. The three partnerships that comprise the Charter Series are Charter Graham, Charter Millburn and Charter Welton. On July 29, 1998, the Charter Series individually registered with the SEC 3,000,000 units of Charter Graham, 3,000,000 units of Charter Millburn and 3,000,000 units of Charter Welton to be offered to investors in a continuing public offering. Charter Graham, Charter Millburn and Charter Welton each commenced trading on March 1, 1999.

On February 3, 1999, DWR Chesapeake L.P. changed its name to Morgan Stanley Dean Witter/Chesapeake L.P.

On February 3, 1999, DWR/JWH Futures Fund L.P. changed its name to Morgan Stanley Dean Witter/JWH Futures Fund L.P.

On April 30, 1999, Dean Witter Spectrum Global Balanced L.P. changed its name to Morgan Stanley Dean Witter Spectrum Global Balanced L.P.

                         DEMETER MANAGEMENT CORPORATION

         (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO.)

             NOTES TO STATEMENTS OF FINANCIAL CONDITION (CONTINUED)

                (INFORMATION WITH RESPECT TO 2001 IS UNAUDITED)

On April 30, 1999, Dean Witter Spectrum Select L.P. changed its name to Morgan Stanley Dean Witter Spectrum Select L.P.

On April 30, 1999, Dean Witter Spectrum Strategic L.P. changed its name to Morgan Stanley Dean Witter Spectrum Strategic L.P.

On April 30, 1999, Dean Witter Spectrum Technical L.P. changed its name to Morgan Stanley Dean Witter Spectrum Technical L.P.

On May 4, 1999, Demeter entered into a limited partnership agreement as general partner in Morgan Stanley Dean Witter Strategic Alternatives L.P. ("SAFLP"). SAFLP is the domestic vehicle for investment of client assets. Morgan Stanley Dean Witter Strategic Alternatives Fund ("SAFFI"), is an umbrella unit trust, which is the offshore investment vehicle for client assets. Together SAFLP and SAFFI are members of and invest 100% of their proceeds into Morgan Stanley Dean Witter Strategic Alternatives L.L.C. which is the investment vehicle organized to engage in the speculative trading of futures interests which commenced trading on May 4, 2000.

On July 6, 1999, DWR/Market Street Futures Fund L.P. changed its name to Morgan Stanley Dean Witter/ Market Street Futures Fund L.P.

On March 7, 2000, Morgan Stanley Tangible Asset Fund L.P. changed its name to Morgan Stanley Dean Witter Spectrum Commodity L.P. Spectrum Commodity registered 7,000,000 Units on March 6, 2000 and became open to new investment on a continuous basis as of that date. Effective March 6, 2000, Spectrum Commodity became part of the Morgan Stanley Dean Witter Spectrum Series of Funds.

On March 6, 2000, Demeter entered into a limited partnership agreement as general partner in Morgan Stanley Dean Witter Spectrum Currency L.P. and registered 12,000,000 Units to be offered to investors in a continuing public offering. Spectrum Currency commenced trading on July 5, 2000.

On March 27, 2000, the Charter Series individually registered additional Units with the SEC; 6,000,000 Units of Charter Graham, 6,000,000 Units of Charter Millburn and 6,000,000 Units of Charter Welton to be offered to investors in a continuing public offering.

Effective with the April 30, 2000 monthly closing, the exchange privilege among the Cornerstone Funds (a "Series Exchange") was terminated.

On June 7, 2000, Demeter entered into a limited partnership agreement as general partner in Morgan Stanley Dean Witter/Mark J. Walsh & Company, L.P. which commenced trading on May 1, 2001.

On October 11, 2000, DWFCM International Access Fund L.P. changed its name to Morgan Stanley Dean Witter Charter DWFCM L.P. ("Charter DWFCM"). Charter DWFCM registered 1,750,000 Units on October 11, 2000 and became open to new investment on a continuous basis starting November 1, 2000. Effective December 1, 2000, Charter DWFCM became part of the Morgan Stanley Dean Witter Charter Series.

Effective April 2, 2001, Dean Witter Reynolds Inc. changed its name to Morgan Stanley DW Inc. ("Morgan Stanley DW").

Effective September 28, 2001, Morgan Stanley Dean Witter Commodities Management, Inc. changed its name to Morgan Stanley Commodities Management Inc.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Select L.P. changed its name to Morgan Stanley Spectrum Select L.P.

                         DEMETER MANAGEMENT CORPORATION

         (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO.)

             NOTES TO STATEMENTS OF FINANCIAL CONDITION (CONTINUED)

                (INFORMATION WITH RESPECT TO 2001 IS UNAUDITED)

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Technical L.P. changed its name to Morgan Stanley Spectrum Technical L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Strategic L.P. changed its name to Morgan Stanley Spectrum Strategic L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Global Balanced L.P. changed its name to Morgan Stanley Spectrum Global Balanced L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Currency L.P. changed its name to Morgan Stanley Spectrum Currency L.P.

Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Commodity L.P. changed its name to Morgan Stanley Spectrum Commodity L.P.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INCOME TAXES The results of operations of Demeter are included in the consolidated federal income tax return of MSDW. Income taxes are computed on a separate company basis and are due to MSDW.

3.  INVESTMENTS IN AFFILIATED PARTNERSHIPS

The limited partnership agreement of each commodity pool requires Demeter to maintain a general partnership interest in each partnership, generally in an amount equal to, but not less than 1 percent of the aggregate capital contributed to the partnership by all partners.

The total assets, liabilities and partners' capital of all the funds managed by Demeter at August 31, 2001, November 30, 2000 and 1999 were as follows:

                                                  AUGUST 31,             NOVEMBER 30,
                                                 -------------   -----------------------------
                                                     2001            2000            1999
                                                 -------------   -------------   -------------
                                                       $               $               $
                                                  (UNAUDITED)
Total assets...................................  1,358,130,736   1,244,513,096   1,355,594,817
Total liabilities..............................     24,152,599      27,380,688      28,406,267
Total partners' capital........................  1,333,978,137   1,217,132,408   1,327,188,550

Demeter's investments in such limited partnerships are carried at market value.

4.  PAYABLE TO PARENT

The Payable to Parent is primarily for amounts due for the purchase of partnership investments, income tax payments made by MSDW on behalf of Demeter and the cumulative results of operations.

5.  NET WORTH REQUIREMENT

At August 31, 2001, November 30, 2000 and 1999, Demeter held non-interest bearing notes from its Parent that were payable on demand. These notes were received in connection with additional capital contributions aggregating $123,070,000 at November 30, 2000 and 1999.

The limited partnership agreement of each commodity pool requires Demeter to maintain its net worth at an amount not less than 10% of the capital contributions by all partners in each pool in which Demeter is the general partner (15% if the capital contributions to any partnership are less than $2,500,000, or $250,000, whichever is less).

                         DEMETER MANAGEMENT CORPORATION

         (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO.)

             NOTES TO STATEMENTS OF FINANCIAL CONDITION (CONTINUED)

                (INFORMATION WITH RESPECT TO 2001 IS UNAUDITED)

In calculating this requirement, Demeter's interests in each limited partnership and any amounts receivable from or payable to such partnerships are excluded from net worth. Notes receivable from Parent are included in net worth for purposes of this calculation.

6.  LITIGATION

The class actions first filed in 1996 in California and in New York State courts were each dismissed in 1999. However, in the New York State class action, plaintiffs appealed the trial court's dismissal of their case on March 3, 2000. In April 2001, the Appellate Division of New York State dismissed the class action. Because plaintiffs did not exercise their right to appeal any further, this dismissal constituted a final resolution of the case.

On September 18 and 20, 1996, purported class actions were filed in the Supreme Court of the State of New York, New York County, on behalf of all purchasers of interests in limited partnership commodity pools sold by Dean Witter Reynolds Inc. ("DWR"). Named defendants include DWR, Demeter, Dean Witter Futures & Currency Management Inc., MSDW, Spectrum Select (under its original name, "Dean Witter Select Futures Fund L.P.") and certain other limited partnership commodity pools of which Demeter is the general partner and certain trading advisors to those pools. A consolidated and amended complaint in the action pending in the Supreme Court of the State of New York was filed on August 13, 1997, alleging that the defendants committed fraud, breach of fiduciary duty, and negligent misrepresentation in the sale and operation of the various limited partnership commodity pools. The complaints sought unspecified amounts of compensatory and punitive damages and other relief. The New York Supreme Court dismissed the New York action in November 1998, but granted plaintiffs leave to file an amended complaint, which they did in early December 1998. The defendants filed a motion to dismiss the amended complaint with prejudice on February 1, 1999. By decision dated December 21, 1999, the New York Supreme Court dismissed the case with prejudice. However, on March 3, 2000 plaintiffs appealed the trial court's dismissal of their case.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY ANY PERSON WITHIN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF ITS ISSUE.


UNTIL 40 DAYS FROM THE DATE OF THIS PROSPECTUS, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES, OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.